                               TABLE OF CONTENTS

                            NEW ENGLAND ZENITH FUND

Back Bay Advisors Money Market Series.....................................     1

Back Bay Advisors Bond Income Series......................................     6

Salomon Brothers Strategic Bond Opportunities Series......................    15

Salomon Brothers U.S. Government Series...................................    25

Back Bay Advisors Managed Series..........................................    33

Balanced Series...........................................................    45

Alger Equity Growth Series................................................    57

Capital Growth Series.....................................................    63

Davis Venture Value Series................................................    68

Harris Oakmark Mid Cap Value Series.......................................    75

Loomis Sayles Small Cap Series............................................    80

MFS Investors Series......................................................    88

MFS Research Managers Series..............................................    95

Westpeak Growth and Income Series.........................................   102

Westpeak Stock Index Series...............................................   109

Notes to Financial Statements.............................................   120

Footnotes to Portfolio Manager Commentary.................................   129

New England Variable Life Separate Account................................   131


                         METROPOLITAN SERIES FUND, INC.

Putnam International Stock Portfolio......................................  MSF1

Janus Mid Cap Portfolio...................................................  MSF6

Russell 2000(R) Index Portfolio........................................... MSF10

Putnam Large Cap Growth Portfolio......................................... MSF32

Notes to Financial Statements............................................. MSF36


                                   IMPORTANT:

  Some Series appearing in this report may not be available under your variable life or variable annuity product.

BACK BAY ADVISORS MONEY MARKET SERIES
PORTFOLIO MANAGER: JOHN MALONEY
BACK BAY ADVISORS, L.P.


[PHOTO OF JOHN MALONEY]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Back Bay Advisors Money Market Series returned 6.2% for the year ended December 31, 2000 compared to the 5.9% return of the Three Month Treasury Bill and the 6.0% return of the Lipper Variable Insurance Products Money Market Fund Average/1/. The Series ranked 23rd out of 107 funds in its Lipper peer group, which placed it in the top quartile.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: The Federal Reserve's tightening of credit by 175 basis points over the past eighteen months has finally had its desired effect on the U.S. economy. Gross Domestic Product grew at a rate of 2.4% during the third quarter; this is less than half the 5.6% rate of the second quarter. New payroll employment for the months of October, November and December averaged 76,000; during 1999, the monthly average was 229,000. Consumer spending, while still solid, has slowed due to a large spike in energy costs and a decline in the stock market. The Consumer Confidence index fell to 97.4 in December. This is the first time that it has been below 100 since October of 1998. The National Association of Purchasing Managers Report, which measures industrial activity, has been below the expansion/contraction level of 50 for five straight months. Productivity gains have helped to keep inflation in check. Core CPI has been running at a year-over-year rate of 2.5%. In our opinion, this slowing of the economy will allow the Federal Reserve to lower short-term rates in 2001.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: In this environment of slower growth, our strategy was to maintain a longer average days-to-maturity, which allowed the portfolio to lock up higher yields for a longer period of time. Throughout the second half of the year, we tried to maintain an average days-to-maturity for the Series of between 60 and 65 days.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?
A: The main factor affecting the Series' performance this past year was the fact that it maintained a longer than average days-to-maturity.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We look for the economy to continue to soften during the first half of 2001. In this environment, we will look to extend the portfolio's average days-to-maturity.



[CHECKMARK]
    FUND FACTS
    BACK BAY ADVISORS MONEY MARKET
    SERIES

 GOAL: The highest possible
 level of current income
 consistent with the
 preservation of capital.

 START DATE: August 26, 1983

 SIZE: $242 million as of
 December 31, 2000

 MANAGER: John Maloney has
 served as portfolio manager
 since 1996. Mr. Maloney also
 manages the Nvest Tax Exempt
 Money Market Trust.

The Back Bay Money Market Series is neither insured nor guaranteed by the U.S. Government. The Series seeks but cannot assure a stable share price of $100.00.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MONEY MARKET SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

INVESTMENTS--95.7% OF TOTAL NET ASSETS

    FACE                                          INTEREST MATURITY    VALUE
   AMOUNT                                           RATE     DATE    (NOTE 1A)

            CERTIFICATE OF DEPOSIT--18.7%
 $5,000,000 Bank America N.A...................    6.820%  01/08/01 $  5,000,000
  2,800,000 Bank of Montreal...................    6.630%  01/12/01    2,799,917
  1,500,000 Bank of Nova Scotia................    6.695%  02/12/01    1,499,663
  2,000,000 Barclays Bank, Plc.................    6.685%  02/20/01    1,999,318
  1,000,000 Commerzbank AG
             New York..........................    6.850%  04/27/01      999,547
  4,000,000 Deutsche Bank AG
             New York..........................    6.695%  02/05/01    3,999,029
  5,000,000 Deutsche Bank AG
             New York..........................    6.700%  02/22/01    4,998,271
  2,000,000 First Union National Bank..........    7.350%  05/15/01    2,004,834
  5,000,000 First Union National Bank (b)......    6.561%  05/29/01    5,000,000
  5,000,000 J.P. Morgan & Co. Canada (b).......    6.609%  01/16/01    5,000,000
  3,000,000 Rabobank Nederland N.V.............    6.520%  01/25/01    2,999,116
  2,000,000 Royal Bank of Canada...............    6.850%  04/06/01    2,001,357
  1,500,000 Societe Generale...................    6.750%  01/16/01    1,500,006
    500,000 Svenska Handelsbanken, Inc.........    6.700%  03/01/01      499,979
  3,000,000 Svenska Handelsbanken, Inc.........    6.740%  03/16/01    2,998,924
  2,000,000 UBS AG Stamford, CT................    6.450%  01/02/01    1,999,997
                                                                    ------------
            Total Certificates of Deposit
             (Cost $45,299,958)..........................             45,299,958
                                                                    ------------

            CERTIFICATES OF DEPOSIT--EURO--8.6%
  5,000,000 Barclays Bank, Plc.................    6.850%  02/05/01    5,000,135
  1,000,000 Commerzebank AG....................    6.640%  02/14/01      999,990
  1,000,000 Commerzebank AG....................    6.630%  03/14/01    1,000,000
  1,000,000 Commerzebank AG....................    6.850%  05/09/01    1,000,192
  2,000,000 Dresdner Bank AG...................    6.760%  02/09/01    2,000,015
  3,000,000 Dresdner Bank AG...................    6.730%  02/15/01    3,000,036
  1,000,000 Dresdner Bank AG...................    6.740%  02/21/01    1,000,010
  5,000,000 Svenska Handelsbanken..............    6.610%  05/21/01    5,000,006
  2,000,000 Toronto Dominion Bank..............    6.630%  02/15/01    2,000,024
                                                                    ------------
            Total Certificates of Deposit--Euro
             (Cost $21,000,408)..........................             21,000,408
                                                                    ------------

            COMMERCIAL PAPER--68.4%

            ASSET BACKED--2.8%
  2,000,000 Clipper Receivables Corp...........    6.570%  01/23/01    1,991,970
  1,500,000 Clipper Receivables Corp...........    6.600%  01/24/01    1,493,675
    890,000 Clipper Receivables Corp...........    6.600%  01/26/01      885,921
  2,500,000 Clipper Receivables Corp...........    6.520%  02/08/01    2,482,794
                                                                    ------------
                                                                       6,854,360
                                                                    ------------

            AUTOMOBILES--8.8%
  2,270,000 American Honda Finance.............    6.500%  02/07/01    2,254,835
  2,400,000 Ford Motor Credit Corp.............    6.530%  01/16/01    2,393,470

    FACE                                          INTEREST MATURITY    VALUE
   AMOUNT                                           RATE     DATE    (NOTE 1A)

            AUTOMOBILES--(CONTINUED)
 $3,600,000 Ford Motor Credit Corp.............    6.570%  01/18/01 $  3,588,831
  3,000,000 Ford Motor Credit Corp.............    6.570%  01/24/01    2,987,408
    500,000 Ford Motor Credit Corp.............    6.540%  02/14/01      496,003
  1,630,000 General Motors Acceptance Corp.....    6.530%  01/18/01    1,624,974
  1,000,000 General Motors Acceptance Corp.....    6.580%  01/25/01      995,613
    725,000 General Motors Acceptance Corp.....    6.570%  01/26/01      721,692
  2,500,000 General Motors Acceptance Corp.....    6.570%  01/29/01    2,487,225
    500,000 General Motors Acceptance Corp.....    6.530%  02/06/01      496,735
    230,000 General Motors Acceptance Corp.....    6.520%  02/08/01      228,417
  3,000,000 General Motors Acceptance Corp.....    6.500%  02/09/01    2,978,875
                                                                    ------------
                                                                      21,254,078
                                                                    ------------

            COMMUNICATIONS--3.9%
  3,059,000 Motorola Credit Corp...............    6.440%  04/09/01    3,005,372
  1,875,000 Motorola Credit Corp...............    6.420%  05/02/01    1,834,541
  1,000,000 Motorola, Inc......................    6.430%  02/28/01      989,640
  2,000,000 Motorola, Inc......................    6.470%  03/26/01    1,969,807
  1,600,000 Motorola, Inc......................    6.460%  03/29/01    1,575,021
                                                                    ------------
                                                                       9,374,381
                                                                    ------------

            FINANCE & BANKING--33.8%
  1,795,000 American Express Credit Corp.......    6.540%  01/11/01    1,791,739
  1,315,000 American Express Credit Corp.......    6.530%  01/16/01    1,311,422
    690,000 American Express Credit Corp.......    6.540%  01/16/01      688,120
  4,560,000 Associates Corp. North America.....    6.520%  01/19/01    4,545,135
  3,000,000 Associates Corp. North America.....    6.500%  03/15/01    2,960,458
  5,000,000 Bank of Nova Scotia................    6.570%  01/05/01    4,996,350
  4,000,000 Bankamerica Corp...................    6.580%  01/25/01    3,982,453
  2,500,000 Barclays US Funding Corp...........    6.600%  01/04/01    2,498,625
  1,500,000 CIT Group Holdings, Inc............    6.530%  01/29/01    1,492,382
  4,000,000 CIT Group Holdings, Inc............    6.500%  02/06/01    3,974,000
  4,000,000 CIT Group Holdings, Inc............    6.500%  02/12/01    3,969,666
  5,000,000 Commerzbank AG
             New York..........................    7.440%  05/21/01    5,010,477
  1,000,000 Dresdner U.S. Finance Corp.........    6.580%  01/09/01      998,538
  2,675,000 General Electric Capital Corp......    6.600%  01/10/01    2,670,586

              See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MONEY MARKET SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

INVESTMENTS--(CONTINUED)

    FACE                                         INTEREST MATURITY    VALUE
   AMOUNT                                          RATE     DATE    (NOTE 1A)

            FINANCE & BANKING--(CONTINUED)
 $2,130,000 General Electric Capital Corp. ...    6.520%  01/12/01 $  2,125,757
    300,000 General Electric Capital Corp. ...    6.600%  01/18/01      299,065
  1,800,000 General Electric Capital Corp. ...    6.530%  01/19/01    1,794,123
    130,000 General Electric Capital Corp. ...    6.510%  01/24/01      129,459
    450,000 General Electric Capital Corp. ...    6.570%  01/29/01      447,700
  2,000,000 General Electric Capital Corp. ...    6.460%  02/20/01    1,982,056
  3,500,000 Household Finance Corp. ..........    6.560%  02/09/01    3,475,127
  6,000,000 Household Finance Corp. ..........    6.550%  02/16/01    5,949,783
  5,000,000 Societe General North America,
             Inc. ............................    6.580%  01/26/01    4,977,153
  3,000,000 Societe General North America,
             Inc. ............................    6.470%  03/06/01    2,965,493
    500,000 Svenska Handelsbanken, Inc........    6.540%  01/16/01      498,638
    600,000 Svenska Handelsbanken, Inc........    6.550%  01/23/01      597,598
  5,000,000 Transamerica Finance Corp. .......    6.570%  01/31/01    4,972,625
  1,570,000 Transamerica Finance Corp. .......    6.480%  02/20/01    1,555,870
  3,000,000 Transamerica Finance Corp. .......    6.520%  02/20/01    2,972,833
  1,500,000 UBS Finance, Inc. ................    6.600%  01/05/01    1,498,900
    780,000 UBS Finance, Inc. ................    6.570%  01/18/01      777,580
  1,000,000 Wells Fargo & Co. ................    6.270%  04/06/01      983,454
  3,000,000 Wells Fargo & Co. ................    6.290%  04/06/01    2,950,205
                                                                   ------------
                                                                     81,843,370
                                                                   ------------

            INSURANCE--7.6%
  6,000,000 American General Corp.............    6.530%  01/17/01    5,982,587
  2,300,000 American General Corp.............    6.500%  01/24/01    2,290,448
  1,000,000 American General Corp.............    6.510%  02/01/01      994,394
  3,135,000 Prudential Funding Corp...........    6.520%  01/03/01    3,133,865
  1,500,000 Prudential Funding Corp...........    6.520%  01/10/01    1,497,555
  2,000,000 Prudential Funding Corp...........    6.550%  01/11/01    1,996,361
  2,500,000 Prudential Funding Corp...........    6.510%  01/26/01    2,488,698
                                                                   ------------
                                                                     18,383,908
                                                                   ------------

            PAPER & FOREST--3.0%
  2,000,000 Weyerhaeuser Co...................    6.630%  01/10/01    1,996,685
  3,265,000 Weyerhaeuser Co...................    6.630%  01/22/01    3,252,373
  2,000,000 Weyerhaeuser Co...................    6.600%  02/07/01    1,986,433
                                                                   ------------
                                                                      7,235,491
                                                                   ------------

    FACE                                         INTEREST MATURITY    VALUE
   AMOUNT                                          RATE     DATE    (NOTE 1A)

            SECURITIES--8.5%
 $7,000,000 Goldman Sachs Group L.P. .........    6.420%  04/30/01 $  6,851,448
  4,000,000 J.P. Morgan & Co., Inc............    6.500%  02/08/01    3,972,556
  1,500,000 Merrill Lynch & Co., Inc..........    6.550%  01/17/01    1,495,633
  5,815,000 Merrill Lynch & Co., Inc..........    6.570%  01/30/01    5,784,224
  2,500,000 Merrill Lynch & Co., Inc..........    6.500%  01/31/01    2,486,459
                                                                   ------------
                                                                     20,590,320
                                                                   ------------
            Total Commercial Paper (Cost $165,535,908)..            165,535,908
                                                                   ------------
            Total Investments--95.7%
             (Cost $231,836,274) (a)....................            231,836,274
            Other assets less liabilities...............             10,509,492
                                                                   ------------
            TOTAL NET ASSETS--100%......................           $242,345,766
                                                                   ============

(a) The aggregate cost for federal income tax purposes is $231,836,274.

(b) Variable Rate Security. Rate disclosed is as of December 31, 2000.

              See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MONEY MARKET SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.................................             $231,836,274
 Cash.................................................                    4,334
 Receivable for:
 Fund shares sold.....................................                9,977,099
 Accrued interest.....................................                2,388,366
                                                                   ------------
  Total Assets........................................              244,206,073
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $1,742,818
 Accrued expenses:
 Management fees......................................      65,603
 Deferred trustees fees...............................      40,725
 Other expenses.......................................      11,161
                                                        ----------
  Total Liabilities...................................                1,860,307
                                                                   ------------
NET ASSETS............................................             $242,345,766
                                                                   ============
 Net assets consist of :
 Capital paid in......................................             $242,345,766
                                                                   ------------
NET ASSETS............................................             $242,345,766
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($242,345,766 divided by 2,423,457 shares of
 beneficial interest).................................             $     100.00
                                                                   ============
Cost of investments...................................             $231,836,274
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Interest.................................................           $14,261,854
                                                                     -----------
EXPENSES
 Management fees..........................................  $774,127
 Trustees fees and expenses...............................    17,766
 Custodian................................................    62,527
 Audit and tax services...................................    14,605
 Legal....................................................     6,648
 Printing.................................................    30,700
 Insurance................................................     3,575
 Miscellaneous............................................     2,140
                                                            --------
  Total Expenses..........................................               912,088
                                                                     -----------
NET INVESTMENT INCOME.....................................            13,349,766
                                                                     -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....           $13,349,766
                                                                     ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2000           1999
                                                  -------------  -------------
FROM OPERATIONS
 Net investment income........................... $  13,349,766  $  11,115,752
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.....................................    13,349,766     11,115,752
                                                  -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS...............
 Net investment income...........................   (13,349,766)   (11,115,752)
                                                  -------------  -------------
 TOTAL DISTRIBUTIONS.............................   (13,349,766)   (11,115,752)
                                                  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares....................   534,045,909    563,690,635
 Reinvestment of distributions...................    13,389,986     11,794,242
 Cost of shares redeemed.........................  (612,802,585)  (471,369,435)
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS.............................   (65,366,690)   104,115,442
                                                  -------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........   (65,366,690)   104,115,442
NET ASSETS
 Beginning of the year...........................   307,712,456    203,597,014
                                                  -------------  -------------
 End of the year................................. $ 242,345,766  $ 307,712,456
                                                  =============  =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..................     5,340,452      5,636,906
 Issued in reinvestment of distributions.........       133,900        117,942
 Redeemed........................................    (6,128,019)    (4,713,694)
                                                  -------------  -------------
 Net Change......................................      (653,667)     1,041,154
                                                  =============  =============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 year........................  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income.......      6.05      4.85      5.13      5.08      4.99
                               --------  --------  --------  --------  --------
 Total from investment
  operations.................      6.05      4.85      5.13      5.08      4.99
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income..........     (6.05)    (4.85)    (5.13)    (5.08)    (4.99)
                               --------  --------  --------  --------  --------
 Total distributions.........     (6.05)    (4.85)    (5.13)    (5.08)    (4.99)
                               --------  --------  --------  --------  --------
Net asset value, end of year.  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............       6.2       5.0       5.3       5.3       5.1
Ratio of operating expenses
 to average net assets (%)...      0.41      0.40      0.45      0.45      0.50
Ratio of net investment
 income to average net assets
 (%).........................      6.04      4.89      5.15      5.21      4.99
Net assets, end of year
 (000).......................  $242,346  $307,712  $203,597  $111,009  $116,999
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement would have been
 (%).........................        --        --        --        --      0.50

                See accompanying notes to financial statements.

BACK BAY ADVISORS BOND INCOME SERIES
LEAD PORTFOLIO MANAGER: PETER W. PALFREY, CFA
PORTFOLIO MANAGER: RICHARD RACZKOWSKI
BACK BAY ADVISORS, L.P.

[PHOTO OF PETER PALFREY]
[PHOTO OF RICHARD RACZKOWSKI]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Back Bay Advisors Bond Income Series performed well on a nominal basis on the back of a strong bond market, but it underperformed its peer group av-erage and benchmark index. The Series returned 8.1% for the year ended Decem-ber 31, 2000 versus the 9.5% return of the Lipper Variable Insurance Products Intermediate Investment Grade Debt Fund Average/13/ and the 10.1% return for the Lehman Intermediate Government/Credit Index/5/--an unmanaged index that does not include management and transaction fees. This underperformance was caused primarily by the Series' exposure to intermediate and lower grade credit securities, which were more adversely impacted than higher credit secu-rities by concerns over the slowing economy and the corresponding volatility in U.S. equity markets. The Series was in the third quartile for the year, a median performer for three years, but it remained in the top quartile on a five and ten year basis among its Lipper peers.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: Financial markets exhibited significant volatility in 2000, as efforts by the Federal Reserve to slow the U.S. economy to a more sustainable pace fi-nally started to take hold. After 75 basis points of Fed tightening during the second half of 1999, and another 100 basis points of tightening in the first five months of 2000, investor risk aversion became the dominant theme, with cash and U.S. Governments the primary beneficiaries. The broader equity market chopped around in a sideways market for most of the year, in a tug of war be-tween greed and fear, before succumbing to lowered earnings expectations late in the year and growing signs of significantly slower U.S. (and to a lesser degree, overseas) economic activity.

Treasury prices rallied and yields plunged late in the year as investors moved to the safe haven of U.S. Treasury securities, with high quality, liquid U.S. Agency and highly rated corporate and sovereign issues closely tracking the decline in benchmark Treasury yields. The retirement of $30 billion in 15-30 year bonds by the U.S. Treasury reduced the supply and exacerbated this flight-to-quality in the bond market. In stark contrast to the strong performance of U.S. Treasuries, intermediate and lower grade corporate bonds performed very poorly in this environment, as investors avoided those credits that were deemed to be at greater risk to an economic slowdown or to reduced market liquidity. Ironically, the U.S. dollar rallied strongly through most of the year, giving back only a portion of its earlier gains late in the year, as overseas investors became increasingly wary of the slowing U.S. economy.

Q: GIVEN THIS ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: The portfolio is structured with a yield bias versus the broader market, with an overweight exposure to intermediate and longer dated spread product (securities other than Treasuries), particularly domestic corporate and Yankee issues, given historically attractive credit spreads versus benchmark Treasur-ies. Credit quality has been managed at a high "A" average throughout the year through a diversified portfolio of investment grade and selected non-invest-ment grade securities, with over 40% of the portfolio allocated to "AAA" or higher rated securities. The allocation to Government/Agency securities and mortgage pass through securities was increased during 2000 to address the slowing U.S. economic outlook, while corporate and Yankee transactions were oriented towards increasing liquidity and reducing issue-specific risk, given the turbulence in equity and credit markets.

Duration was modestly extended during the second half of the year in response to slower economic activity. This was done through the purchase of Treasury securities. The duration of the Series at the end of 2000 was about 0.7 years longer than the Index, with a bias to intermediate and longer maturity securities. Recent trades have been oriented towards increasing liquidity and overall corporate credit quality, with exposure concentrated in more defensive industries, including cable, media, telecom and energy. Exposure to U.S. Agencies is concentrated in the intermediate sector and is slightly under market weight. Mortgage pass-through exposure, while also underweight versus the market, was increased from less than 10% late in 1999 to over 22% at year-end, adding further diversification to the portfolio. Canadian non-dollar exposure was eliminated late in the third quarter as signs of U.S. weakness began to flow over into the Canadian economy. Euro and Australian Dollar exposure was retained as a hedge against anticipated U.S. dollar weakness from slower Gross Domestic Product growth and U.S. equity market weakness late in the year.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The portfolio's bias towards higher yielding, lower credit domestic assets was a significant negative influence relative to the broader investment grade market, given the poor performance of lower grade credit spread product as mar-ket liquidity declined. Yankee holdings performed well relative to domestic credit securities, but still underperformed the U.S. Treasury and Agency mar-ket. Canadian non-dollar exposure was a modest positive, despite the decline in the currency, given the strong performance of the underlying securities held. However, the Euro and Australian dollar exposure significantly underperformed U.S. dollar assets through October, before they finally started to recover as U.S. equity markets declined. The bond portfolio's longer than Index duration was a positive, as interest rates declined on the back of moderating U.S. eco-nomic growth.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe that economic activity in the U.S. will continue to slow well into 2001, but should show signs of bottoming out in mid to late 2001. The Fed-eral Reserve is moving aggressively to inject liquidity into financial markets, but will likely need to ease another 50-75 basis points by summer 2001, in ad-dition to the inter-meeting 50 basis point rate cut on January 3rd, to ensure a "soft economic landing". U.S. Treasury prices have already rallied sharply in recent weeks in response to the Fed's more accommodative monetary policy, but investors have likely priced in much of the upside potential, barring a signif-icant (and presently unforeseen) financial mishap.

Increased market liquidity is expected to translate into a significant rebound in intermediate and lower grade credit spread product, as investors return to the fixed income markets with an increased appetite for "risk product". Equity markets will likely remain choppy over the near term, which will likely continue to pressure the U.S. Dollar, with several more quarters of earnings disappointments likely before easing credit conditions start to provide relief. However, with employment still high, interest rates lower, and a declining dollar likely to make U.S. products more competitive in overseas markets in subsequent quarters, U.S. equity markets should start to show signs of recovery later in the year, which will further support credit spread product. Additionally, the steepening Treasury yield curve will help drive mortgage and credit spreads back towards historical averages, benefiting the current structure of the portfolio.

                                    [GRAPH]

      A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS INTERMEDIATE
             GOVERNMENT CREDIT INDEX OVER THE PAST TEN YEARS

                      Back Bay
                     Bond Income    Lehman Intermediate
                        Series       Government/Credit

12/31/90               $10,000           $10,000
12/31/91                11,796            11,462
12/31/92                12,761            12,284
12/31/93                14,370            13,364
12/31/94                13,887            13,106
12/31/95                16,831            15,115
12/31/96                17,606            15,727
12/31/97                19,525            16,965
12/31/98                21,289            18,396
12/31/99                21,190            18,467
12/31/00                22,916            20,335

Average Annual Total Returns
                                                          LIPPER VARIABLE
                                                            INTERMEDIATE
                                   LEHMAN INTERMEDIATE    INVESTMENT GRADE
                   BOND INCOME     GOVERNMENT/CREDIT        DEBT AVERAGE

1 Year                8.1%              10.1%                 9.5%
3 Years               5.5                6.2                  5.3
5 Years               6.4                6.1                  5.6
10 Years              8.6                7.4                  7.5
Since Inception       9.6                8.9                  n/a




[CHECKMARK]

Fund Facts
Back Bay Advisors Bond Income Series

Goal: A high level of current income consistent with the protection of capital.

Start date: August 26, 1983

Size: $283 million as of December 31, 2000

Manager: Peter Palfrey has managed the Series since October 1999. He has also served as portfolio manager of Back Bay Advisors Managed Series since 1994 and the Nvest Bond Income Fund since 1999. He joined Back Bay Advisors in April 1993. Richard Raczkowski began co-managing the Series in May 2000. He joined Back Bay Advisors in 1998.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--96.5% OF TOTAL NET ASSETS

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             AEROSPACE & DEFENSE--0.9%
 $ 1,485,000 Lockheed Martin Corp. 8.200%, 12/1/09..............   $  1,634,988
     890,000 Lockheed Martin Corp. 8.500%, 12/1/29..............      1,012,921
                                                                   ------------
                                                                      2,647,909
                                                                   ------------
             AUTOMOBILES--0.8%
   2,274,000 AmeriCredit Automobile Receivables Trust 7.150%,
              08/12/04..........................................      2,305,268
                                                                   ------------
             BROADCASTING--4.6%
   2,300,000 CSC Holdings, Inc.
              7.875%, 02/15/18..................................      2,154,024
   2,000,000 CSC Holdings, Inc.
              7.625%, 07/15/18..................................      1,827,102
   3,000,000 Continental Cablevision, Inc. 9.500%, 08/01/13.....      3,284,916
     675,000 Metromedia Fiber Network, Inc. 10.000%, 12/15/09...        563,625
   1,800,000 News America Holdings, Inc. 7.750%, 02/01/24.......      1,668,172
   2,935,000 Tele Communications, Inc. 9.250%, 01/15/23.........      3,115,103
     400,000 Tele Communications, Inc. 8.750%, 02/15/23.........        403,376
                                                                   ------------
                                                                     13,016,318
                                                                   ------------
             BUSINESS SERVICES--1.0%
     200,000 Aramark Services, Inc. 7.000%, 07/15/06............        193,158
   3,000,000 Equifax, Inc.
              6.900%, 07/01/28..................................      2,683,656
                                                                   ------------
                                                                      2,876,814
                                                                   ------------
             COMMUNICATIONS--1.7%
   4,800,000 Verizon Communications 7.900%, 02/01/27............      4,751,515
                                                                   ------------
             CONGLOMERATES--0.7%
   1,850,000 General Electric Capital Corp. 6.800%, 11/01/05....      1,909,912
                                                                   ------------
             CONTAINERS & GLASS--0.5%
   2,970,000 Owens-Illinois, Inc.
              7.800%, 05/15/18..................................      1,381,050
                                                                   ------------
             DOMESTIC OIL--0.2%
     605,000 Pioneer Natural Resources Co. 9.625%, 04/01/10.....        646,870
                                                                   ------------
             ELECTRIC UTILITIES--6.7%
   1,610,000 AES Corp.
              9.375%, 09/15/10..................................      1,654,275
   1,000,000 BVPS II Funding Corp.
              8.680%, 06/1/17...................................      1,089,296

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             ELECTRIC UTILITIES--(CONTINUED)
 $ 4,017,445 BVPS II Funding Corp.
              8.890%, 06/01/17..................................   $  4,433,311
   2,703,000 EIP Funding Corp.
              10.250%, 10/01/12.................................      2,925,781
     870,000 Florida Power & Light Co. 6.875%, 12/01/05.........        891,674
     470,000 KeySpan Corp.
              7.625%, 11/15/10..................................        500,262
   2,320,000 NiSource Finance Corp. (144A) 7.875%, 11/15/10.....      2,441,415
   1,210,000 Sempra Energy
              6.950%, 12/01/05..................................      1,184,909
   1,290,000 Southern California Edison Co. 7.200%, 11/03/03....      1,107,246
   2,780,000 Southern Energy, Inc. (144A) 8.625%, 06/30/12......      2,785,060
                                                                   ------------
                                                                     19,013,229
                                                                   ------------

             FEDERAL AGENCIES--27.4%
       1,334 Federal Home Loan Mortgage Corp.
              9.000%, 05/01/01..................................          1,344
         930 Federal Home Loan Mortgage Corp.
              9.000%, 09/01/01..................................            937
   6,100,000 Federal Home Loan Mortgage Corp. 5.000%, 01/15/04..      5,989,407
     210,000 Federal Home Loan Mortgage Corp. 5.250%, 01/15/06,
              (EUR).............................................        200,049
   5,000,000 Federal National Mortgage Association 6.500%,
              08/15/04..........................................      5,131,250
   6,250,000 Federal National Mortgage Association 5.250%,
              01/15/09..........................................      5,954,713
   2,446,901 Federal National Mortgage Association 6.500%,
              07/01/14..........................................      2,446,118
   5,250,899 Federal National Mortgage Association 7.500%,
              03/01/15..........................................      5,362,480
  13,935,179 Federal National Mortgage Association 7.500%,
              06/01/30..........................................     14,139,747
   1,686,661 Federal National Mortgage Association 7.000%,
              07/01/30..........................................      1,689,293
     379,441 Federal National Mortgage Association 7.500%,
              07/01/30..........................................        385,011
  13,730,403 Federal National Mortgage Association 7.000%,
              10/01/30..........................................     13,751,822
   1,988,704 Federal National Mortgage Association 7.500%,
              11/01/30..........................................      2,017,898
   3,150,000 Federal National Mortgage Association TBA 6.500%...      3,104,734
      65,377 Government National Mortgage Association 9.000%,
              10/15/16..........................................         68,972
      45,642 Government National Mortgage Association 8.500%,
              01/15/17..........................................         47,508

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--(CONTINUED)
 $   43,088 Government National Mortgage Association 8.500%,
             02/15/17...........................................   $     44,853
     63,075 Government National Mortgage Association 8.500%,
             03/15/17...........................................         65,656
    104,418 Government National Mortgage Association 8.500%,
             05/15/17...........................................        108,692
     23,357 Government National Mortgage Association 8.500%,
             07/15/17...........................................         24,313
      7,402 Government National Mortgage Association 8.500%,
             11/15/17...........................................          7,705
     36,191 Government National Mortgage Association 8.500%,
             06/15/20...........................................         37,639
     59,599 Government National Mortgage Association 8.500%,
             03/15/21...........................................         61,963
     17,009 Government National Mortgage Association 8.500%,
             10/15/21...........................................         17,684
     94,341 Government National Mortgage Association 8.500%,
             11/15/21...........................................         98,084
     45,220 Government National Mortgage Association 8.500%,
             05/15/22...........................................         46,958
    101,392 Government National Mortgage Association 8.500%,
             10/15/22...........................................        105,288
  1,768,437 Government National Mortgage Association 7.500%,
             07/15/23...........................................      1,804,354
  2,546,149 Government National Mortgage Association 7.000%,
             02/15/24...........................................      2,565,245
  1,743,185 Government National Mortgage Association 6.500%,
             11/15/28...........................................      1,723,575
  2,600,000 Government National Mortgage Association 6.000%,
             01/15/29...........................................      2,522,806
  3,737,335 Government National Mortgage Association 6.500%,
             05/15/29...........................................      3,695,290
  2,500,401 Government National Mortgage Association 7.000%,
             09/15/29...........................................      2,511,328
  1,718,823 Government National Mortgage Association 8.000%,
             11/15/29...........................................      1,763,942
                                                                   ------------
                                                                     77,496,658
                                                                   ------------
            FINANCE & BANKING--5.2%
  7,180,000 American General Finance Corp. 8.450%, 10/15/09.....      7,912,030
  1,550,000 Conseco, Inc.
             9.000%, 10/15/06...................................      1,085,000
  2,950,000 Merita Bank, Ltd. (144A) 7.500%, 12/29/49...........      2,885,643
    500,000 State Street Institutional Capital (144A) 7.940%,
             12/30/26...........................................        479,235
  2,250,000 Verizon Global Funding Corp. (144A) 7.750%,
             12/01/30...........................................      2,296,145
                                                                   ------------
                                                                     14,658,053
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FINANCIAL SERVICES--1.8%
 $3,310,000 Ford Motor, Co.
             7.450%, 07/16/31...................................   $  3,121,658
  2,000,000 UBS Preferred Funding Trust I 8.622%, 04/01/01......      2,103,234
                                                                   ------------
                                                                      5,224,892
                                                                   ------------

            FOREIGN CORPORATE--3.2%
  1,685,000 Corning, Inc. (144A)
             5.625%, 02/18/05, (EUR)............................      1,580,632
  2,845,000 KPNQuest
             7.125%, 06/01/09, (EUR)............................      2,342,865
  1,100,000 Kappa Beheer B.V. 10.625%, 07/15/09, (EUR)..........      1,055,624
  7,495,000 World Bank
             5.500%, 05/14/03, (AUD)............................      4,159,418
                                                                   ------------
                                                                      9,138,539
                                                                   ------------

            GAS & PIPELINE UTILITIES--0.8%
  2,230,000 El Paso Energy Corp. 6.950%, 12/15/07...............      2,238,514
                                                                   ------------

            HOUSEHOLD PRODUCTS--1.3%
  3,600,000 Unilever Capital Corp. 6.875%, 11/01/05.............      3,719,689
                                                                   ------------

            RAILROADS & EQUIPMENT--0.5%
  1,390,000 MTR Corp.
             7.500%, 11/08/10...................................      1,459,072
                                                                   ------------

            RETAIL--2.1%
  3,865,000 Great Atlantic & Pacific Tea, Inc. 7.750%, 04/15/07.      2,271,770
  1,645,000 J.C. Penney Co., Inc. 9.750%, 06/15/21..............      1,015,651
  1,180,000 Rite Aid Corp.
             7.125%, 01/15/07...................................        327,450
    630,000 Rite Aid Corp.
             7.700%, 02/15/27...................................        167,737
  2,140,000 The Kroger Co.
             7.800%, 08/15/07...................................      2,251,616
                                                                   ------------
                                                                      6,034,224
                                                                   ------------

            TELEPHONE--7.2%
  2,500,000 AT&T Corp.
             8.350%, 01/15/25...................................      2,454,840
    500,000 LCI International, Inc. 7.250%, 06/15/07............        506,205
  3,000,000 McLeodUSA, Inc.
             8.125%, 02/15/09...................................      2,587,500
    830,000 Motorola, Inc.
             7.625%, 11/15/10...................................        854,838
  1,186,000 Qwest Communications International, Inc. 10.875%,
             04/01/07...........................................      1,283,845

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            TELEPHONE--(CONTINUED)
 $2,000,000 Qwest Communications International, Inc. 7.500%,
             11/01/08...........................................   $  2,017,102
    615,000 Sprint Capital Corp.
             6.900%, 05/01/19...................................        510,352
  2,970,000 Telefonica Europe B.V. 7.750%, 09/15/10.............      3,011,678
  6,900,000 Worldcom, Inc.
             8.875%, 01/15/06...................................      7,034,985
                                                                   ------------
                                                                     20,261,345
                                                                   ------------

            TRANSPORTATION--1.9%
  5,600,000 Freeport Term Malta, Plc. (144A) 7.250%, 05/15/28...      5,227,936
                                                                   ------------
            U.S. TREASURY--9.3%
  2,140,000 United States Treasury Bonds 8.125%, 08/15/21.......      2,798,392
  2,254,000 United States Treasury Bonds 7.625%, 02/15/25.......      2,857,306
  1,980,000 United States Treasury Notes 6.750%, 05/15/05.......      2,109,314
  2,140,000 United States Treasury Notes 7.000%, 07/15/06.......      2,330,492
  9,000,000 United States Treasury Notes 5.625%, 05/15/08.......      9,236,250
  2,300,000 United States Treasury Notes 6.500%, 02/15/10.......      2,516,338
  4,380,000 United States Treasury Notes 5.750%, 08/15/10.......      4,591,817
                                                                   ------------
                                                                     26,439,909
                                                                   ------------

            YANKEE--18.7%
  2,410,000 Abitibi-Consolidated, Inc. 6.950%, 04/01/08.........      2,200,465
  1,800,000 British Sky Broadcasting Group, Plc. 8.200%,
             07/15/09...........................................      1,705,615
  2,570,000 British Telecommunications, Plc. 8.125%, 12/15/10...      2,609,169
  3,800,000 Empresa Nacional de Electricidad S.A. 8.500%,
             04/01/09...........................................      3,833,550
  1,150,000 Endesa-Chile Overseas Co. 7.200%, 04/01/06..........      1,116,938
  1,000,000 Global Crossings Holdings, Ltd. 9.625%, 05/15/08....        945,000
  4,000,000 Hydro Quebec
             8.050%, 07/07/24...................................      4,555,296
  2,940,000 KPNQuest
             8.125%, 06/01/09...................................      2,601,900
    900,000 Kappa Beheer B.V.
             10.625%, 07/15/09..................................        922,500
    610,000 Koninklijke KPN N.V. (144A) 8.000%, 10/01/10........        571,549

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            YANKEE--(CONTINUED)
 $1,160,000 Multicanal S.A.
             9.250%, 02/01/02....................................   $  1,006,300
  1,125,000 Multicanal S.A.
             13.125%, 04/15/09...................................        891,562
    615,000 Multicanal S.A.
             10.500%, 04/15/18...................................        370,538
  4,884,000 PDVSA Finance, Ltd.
             8.750%, 02/15/04....................................      4,934,349
  5,800,000 PVNGS II Funding Corp., Inc. 8.000%, 12/30/15........      5,972,759
    800,000 Pemex Finance, Ltd.
             8.020%, 05/15/07....................................        817,332
  1,000,000 Pemex Finance, Ltd.
             9.690%, 08/15/09....................................      1,082,235
  1,500,000 Pemex Finance, Ltd.
             9.150%, 11/15/18....................................      1,582,897
  1,000,000 Republic of Colombia 7.250%, 02/23/04................        882,500
  1,070,000 Republic of Colombia 9.750%, 04/23/09................        976,375
    500,000 Republic of Colombia 8.375%, 02/15/27................        328,750
  2,060,000 Republic of Panama
             8.875%, 09/30/27....................................      1,756,150
  2,750,000 Republic of Philippines 9.875%, 01/15/19.............      2,213,750
  2,600,000 SK Telecom, Ltd.
             7.750%, 04/29/04....................................      2,595,219
  2,750,000 United Mexican States 8.500%, 02/1/06................      2,784,375
    600,000 United Mexican States 9.875%, 02/1/10................        645,300
  3,050,000 YPF Sociedad Anonima 7.750%, 08/27/07................      2,953,120
                                                                    ------------
                                                                      52,855,493
                                                                    ------------
            Total Bonds & Notes
             (Identified Cost $277,153,308)......................    273,303,209
                                                                    ------------

SHORT TERM INVESTMENT--1.4%

            COMMERCIAL PAPER--1.4%
  3,890,000 Household Finance Corp. 6.500%, 01/02/01.............      3,889,298
                                                                    ------------
            Total Short Term Investments
             (Identified Cost $3,889,298)........................      3,889,298
                                                                    ------------
            Total Investments--97.9%
             (Identified Cost $281,042,606) (a)..................    277,192,507
            Other assets less liabilities........................      5,947,592
                                                                    ------------
            TOTAL NET ASSETS--100%...............................   $283,140,099
                                                                    ============


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Federal Tax Information:

  At December 31, 2000 the net unrealized depreciation on investments based on cost of $281,243,256 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $  6,081,431
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (10,132,180)
                                                                   ------------
   Net unrealized depreciation...................................  $ (4,050,749)
                                                                   ============

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $18,267,615 or 6.5% of net assets.

AUD-- Australian Dollar
EUR-- Euro Currency


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS BOND INCOME SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.................................             $277,192,507
 Cash.................................................                   23,810
 Receivable for:
 Securities sold......................................                3,727,639
 Fund shares sold.....................................                  470,841
 Accrued interest.....................................                5,098,712
                                                                   ------------
  Total Assets........................................              286,513,509
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $   87,093
 Securities purchased.................................   3,123,093
 Accrued expenses:
 Management fees......................................      95,091
 Deferred trustees fees...............................      50,524
 Other expenses.......................................      17,609
                                                        ----------
  Total Liabilities...................................                3,373,410
                                                                   ------------
NET ASSETS............................................             $283,140,099
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $276,479,329
 Unistributed net investment
   income.............................................               19,667,799
 Accumulated net realized gains
  (losses)............................................               (9,163,874)
 Unrealized appreciation (depreciation) on investments
  and foreign currency................................               (3,843,155)
                                                                   ------------
NET ASSETS............................................             $283,140,099
                                                                   ============
 Computation of offering price:
 Net asset value and redemption price per share
  ($283,140,099 divided by 2,582,014 shares of
  beneficial interest)................................             $     109.66
                                                                   ============
Identified cost of investments........................             $281,042,606
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Interest...........................................               $21,490,133
                                                                   -----------
EXPENSES
 Management fees....................................  $ 1,096,230
 Trustees fees and expenses.........................       20,145
 Custodian..........................................       95,208
 Audit and tax services.............................       15,227
 Legal..............................................        9,027
 Printing...........................................       48,245
 Insurance..........................................        2,529
 Miscellaneous......................................        8,039
                                                      -----------
  Total Expenses....................................                 1,294,650
                                                                   -----------
NET INVESTMENT INCOME...............................                20,195,483
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...................................   (6,883,538)
 Foreign currency transactions--net.................     (573,381)  (7,456,919)
                                                      -----------
Unrealized appreciation (depreciation) on:
 Investments--net...................................    8,718,569
 Foreign currency transactions--net.................        6,576    8,725,145
                                                      -----------  -----------
 Net gain (loss)....................................                 1,268,226
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.........................................               $21,463,709
                                                                   ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS BOND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $ 20,195,483  $ 19,965,851
 Net realized gain (loss)..........................   (7,456,919)   (1,978,706)
 Unrealized appreciation (depreciation)............    8,725,145   (19,270,744)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   21,463,709    (1,283,599)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0   (20,098,991)
 Net realized gain.................................            0      (428,181)
 In excess of net realized gains...................            0      (252,955)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0   (20,780,127)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   71,907,148   111,246,990
 Reinvestment of distributions.....................            0    20,780,127
 Cost of shares redeemed...........................  (94,086,550)  (93,898,120)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  (22,179,402)   38,128,997
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (715,693)   16,065,271
NET ASSETS
 Beginning of the year.............................  283,855,792   267,790,521
                                                    ------------  ------------
 End of the year................................... $283,140,099  $283,855,792
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $ 19,667,799  $     (3,668)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      690,689     1,020,882
 Issued in reinvestment of distributions...........            0       204,310
 Redeemed..........................................     (908,012)     (862,791)
                                                    ------------  ------------
 Net Change........................................     (217,323)      362,401
                                                    ============  ============

FINANCIAL HIGHLIGHTS


                                           YEAR ENDED DECEMBER 31,
                                 -----------------------------------------------
                                   2000     1999      1998      1997      1996
                                 -------- --------  --------  --------  --------
Net asset value, beginning of
 year........................... $ 101.40 $ 109.89  $ 108.52  $ 105.63  $ 108.67
                                 -------- --------  --------  --------  --------
Income from investment
 operations
 Net investment income..........     7.82     7.67      6.76      7.43      7.72
 Net realized and unrealized
  gain (loss) on investments....     0.44    (8.18)     3.00      4.05     (2.70)
                                 -------- --------  --------  --------  --------
 Total from investment
  operations....................     8.26    (0.51)     9.76     11.48      5.02
                                 -------- --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income.............     0.00    (7.72)    (6.64)    (7.51)    (7.74)
 Distributions from net realized
  capital gains.................     0.00    (0.16)    (1.75)    (1.08)    (0.32)
 Distributions in excess of net
  realized capital gains........     0.00    (0.10)     0.00      0.00      0.00
                                 -------- --------  --------  --------  --------
 Total distributions............     0.00    (7.98)    (8.39)    (8.59)    (8.06)
                                 -------- --------  --------  --------  --------
Net asset value, end of year.... $ 109.66 $ 101.40  $ 109.89  $ 108.52  $ 105.63
                                 ======== ========  ========  ========  ========
TOTAL RETURN (%)................      8.1     (0.5)      9.0      10.9       4.6
Ratio of operating expenses to
 average net assets (%).........     0.47     0.48      0.48      0.52      0.52
Ratio of net investment income
 to average net assets (%)......     7.37     7.12      6.66      6.97      7.22
Portfolio turnover rate (%).....       81       77        82        40        98
Net assets, end of year (000)....$283,140.$283,856  $267,791  $202,888  $180,359

                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: ROGER LAVAN, PETER WILBY AND DAVID SCOTT
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTO OF ROGER LAVAN]
[PHOTO OF PETER WILBY]

[PHOTO OF DAVID SCOTT]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the year ended December 31, 2000, the Salomon Brothers Strategic Bond Opportunities Series returned 7.0%. This compares favorably to the Lipper Variable Insurance Products General Bond Fund Average/9/ return of 4.7%. The Series ranked 10 out of 35 funds for the one-year period.

The Series trailed the 11.6% return posted by the Lehman Brothers Aggregate Bond Index/2/. This underperformance was due to the Series' allocation to the high yield market, which performed very poorly relative to investment grade bonds and Treasury securities last year. However, relative to competing funds, as noted above, our allocations and investment decisions within those alloca-tions proved superior.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: Throughout the first half of the year, strong domestic economic growth sparked obstinate fear over the prospect of higher inflation. The Federal Re-serve attempted to ward off some of these concerns by raising interest rates 6 times for a total of 1.75% since June of 1999 thereby bringing the federal funds rate to 6.50%. Around mid-year 2000, however, the U.S. economy began to "cool-down," which continued throughout the remainder of the year. Equity prices weakened, particularly among leading-edge technology companies. The corporate bond market witnessed a spate of "blowups" (where spreads of the yields on riskier bonds over the yields on safer treasury bonds widen by 100 basis points [1.00%] or more) that heightened credit quality concerns and cur-tailed financing. Banks began to pull back. Coupled with higher energy costs, these tighter financial conditions squeezed growth into a bumpy 2%-3% range, which was well below the 4%+ GDP that was anticipated.

Investment grade bonds performed well, posting an 11.6% total return for the year ended December 31, 2000, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index. The corporate issuance was strong in the begin-ning of the year, but declined steadily throughout the year. The substantial slowdown of the economy and the fear of a hard-landing scenario dampened in-vestors' interest in corporate bonds, which pushed spreads out further.

Emerging market debt markets had another strong year, returning 14.0% for the one-year period ended December 31, 2000, as represented by the Salomon Smith Barney Brady Bond Index. Emerging market prospects appeared mixed throughout the year. Positive factors included robust growth in many countries, higher yields and high oil prices that boosted some emerging market borrowers. Risk factors included uncertainty about the long-run success of recent Interna-tional Monetary Fund (IMF) support for Argentina, the perception that emerging markets have been less competitive versus higher-quality sectors whose spreads also widened, and the potential for a deeper global slowdown that would make emerging markets vulnerable to a reduction in risk appetite.

The high yield bond market suffered a bear market throughout 2000, declining 5.7% for the one-year period ended December 31, 2000. Slowing corporate earn-ings, falling stock prices, in particular floundering share prices of telecom-munication companies, a rise in defaults, and high debt levels were the cul-prits.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: Last year proved to be an extremely tough year for riskier fixed income as-set classes. Stocks fell precipitously as the outlook for the global economy soured. Within the bond market, US Treasuries, the lowest risk sector, posted the strongest returns, while high yield bonds suffered from the sell-off in the stocks. Throughout 2000, Salomon Brothers Asset Management reduced the Se-ries' assets committed to the high yield market from a high of 24% to a low of 15% at year-end. We shifted those assets into investment grade bonds. The reduction in our high yield allo-cation and avoidance of particularly hard hit high yield sectors such as telecom bonds helped the Series outperform the average fund in its Lipper cate-gory by 250 basis points (2.5%).

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The Series' allocation to emerging market debt served as the greatest posi-tive contributor to the Series' performance over the past year. Emerging market debt as measured by the Salomon Smith Barney Brady Bond Index returned over 14% this past year, significantly outperforming all other sectors of the fixed in-come market. As mentioned previously, the allocation to high yield market was the largest drag on performance. High yield bonds, as measured by the Salomon Smith Barney High Yield Index, declined 5.7% last year.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT TWELVE MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe the US economic slowdown likely will extend into the first half of 2001. But, at Salomon Brothers Asset Management Inc, we are optimistic that financial underpinnings will strengthen--possibly with the Fed's help--and that the underlying pattern of productivity-driven growth will lift the expansion out of the doldrums before year-end 2001. Salomon Brothers Asset Management Inc expects the Fed to cut rates in the first half of the year because we believe the slowing demand is capping the inflation threat and policymakers will come to view their stance as unnecessarily restrictive once unemployment begins to drift higher. It is quite plausible that some mix of lower bond yields, nar-rower spreads, a softer dollar, and higher equity prices, along with declining oil prices, will supplant the need for any Fed action. It is a close call, but we want to emphasize that the balance of risks favoring higher inflation is be-ginning to tilt the other way, and looser monetary conditions may be appropri-ate at some point in 2001.

With regard to specific fixed income sectors, Salomon Brothers Asset Management Inc anticipates that emerging markets will be faced with a challenging environ-ment due to the mix of slower industrial country growth, concerns about conta-gion, and possible changes in official behavior. Nonetheless, most emerging market countries appear to be better equipped to deal with these circumstances than they have been in the past. We do not expect emerging market spreads to narrow significantly until global liquidity conditions begin to ease. Invest-ments are likely to outperform in places where fundamentals are expected to continue to improve, most notably in Russia and Chile. The U.S. high yield mar-ket has been at very low levels, but with the Federal Reserve potentially eas-ing the environment for high yield bonds and other spread product should im-prove later in 2001. Given this outlook, we will continue to hold the majority of the Series' assets in investment grade bonds with an emphasis on intermedi-ate maturities. Before increasing the Series' allocation to higher yielding bonds, a combination of some of the following events will need to be displayed: aggressive Fed easing, a rebound in stock prices, a decline in defaults rates, or an increase in global economic growth.

[logo appears here][CHECKMARK]

                                               FUND FACTS

                                               SALOMON BROTHERS STRATEGIC BOND
                                               OPPORTUNITIES

                                    [GRAPH]

   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX
                       SINCE THE SERIES' INCEPTION

               Salomon Brothers  Lehman Aggregate
                  Strategic
10/31/94           $10,000           $10,000
12/31/94             9,860            10,047
12/31/95            11,771            11,903
12/31/96            13,461            12,335
12/31/97            14,952            13,526
12/31/98            15,257            14,701
12/31/99            15,477            14,580
12/31/00            16,565            16,275

AVERAGE ANNUAL TOTAL RETURN

                                    STRATEGIC
                                      BOND          LEHMAN        LIPPER
                                  OPORTUNITIES     AGGREGATE  VARIABLE GENERAL
                                     SERIES          BOND      BOND FUND AVG.

1 Year                                7.0%           11.6%          4.7%
3 Years                               3.5             6.4           3.5
5 Years                               7.1             6.5           5.4
Since Inception                       8.6             8.2           n/a


                                          [CHECKMARK]


Goal: A high level of total return consistent with the preservation of capital.

Start date: October 31, 1994

Size: $96 million as of December 31, 2000

Managers: Peter Wilby and David Scott have co-managed the Series since its inception in October 1994. Roger Lavan began co-managing the Series in June 1998. Mr. Wilby and Mr. Scott have also managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995 and the North American Strategic Income Fund since March 1995. Mr. Wilby has also managed the Salomon Brothers Investment Series--High Yield Bond Fund since March 1995. Mr. Lavan has also managed the Salomon Brothers Investment Series--U.S. Government Income Fund and North American U.S. Government Securities Fund since January 1992 and the Salomon Brothers U.S. Government Series since 1994. He joined Salomon Brothers in 1990.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--96.3% OF TOTAL NET ASSETS

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             ADVERTISING--0.1%
 $   125,000 Lamar Media Corp. 9.625%, 12/01/06.................   $    128,750
                                                                   ------------

             AEROSPACE & DEFENSE--0.4%
     250,000 Raytheon Co. 6.150%, 11/01/08......................        239,590
     125,000 Sequa Corp. 9.000%, 08/01/09.......................        124,063
     250,000 Stellex Technologies, Inc. 9.500%, 11/01/07 (b)....         28,750
                                                                   ------------
                                                                        392,403
                                                                   ------------

             AIR TRAVEL--0.1%
     125,000 Northwest Airlines, Inc. 7.625%, 03/15/05..........        113,750
                                                                   ------------

             APPAREL & TEXTILES--0.6%
     250,000 Collins & Aikman Floorcovering Corp.
              10.000%, 01/15/07.................................        271,250
     125,000 Levi Strauss & Co.
              7.000%, 11/01/06..................................         98,125
     125,000 Tommy Hilfiger, Inc. 6.500%, 06/01/03..............        106,324
     100,000 Westpoint Stevens, Inc. 7.875%, 06/15/05...........         74,500
                                                                   ------------
                                                                        550,199
                                                                   ------------

             AUTO PARTS--0.5%
     500,000 Goodyear Tire & Rubber Co. 8.125%, 03/15/03........        466,020
                                                                   ------------

             AUTOMOBILES--0.4%
     200,000 Avis Group Holdings, Inc. 11.000%, 05/01/09........        216,000
     250,000 Breed Technologies, Inc. 9.250%, 04/15/08 (b)......             25
     250,000 Foamex L.P. 9.875%, 06/15/07.......................        138,750
     250,000 Key Plastics, Inc. 10.250%, 03/15/07 (b)...........         11,250
                                                                   ------------
                                                                        366,025
                                                                   ------------

             BROADCASTING--0.2%
     400,000 United International Holdings, Inc. 0/10.75%,
              02/15/03 (c) .....................................        156,000
                                                                   ------------

             BUILDING & CONSTRUCTION--0.8%
     200,000 High Voltage Engineering Corp. 10.750%, 08/15/04...        131,000
     250,000 Jordan Industries, Inc. 0/11.75%, 04/01/09 (c).....        155,000
     250,000 Motors & Gears, Inc. 10.750%, 11/15/06.............        223,750

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             BUILDING & CONSTRUCTION--(CONTINUED)
 $   250,000 Nortek, Inc. 9.875%, 03/01/04......................   $    231,250
                                                                   ------------
                                                                        741,000
                                                                   ------------

             BUSINESS SERVICES--0.9%
     650,000 Cendant Corp. 7.750%, 12/01/03.....................        640,328
     250,000 Iron Mountain, Inc. 10.125%, 10/01/06..............        260,000
                                                                   ------------
                                                                        900,328
                                                                   ------------

             CHEMICALS--0.1%
     140,000 Borden Chemicals & Plastics Operating 9.500%,
              05/01/05..........................................         51,975
      75,000 Lyondell Chemical Co. 9.875%, 05/01/07.............         72,750
                                                                   ------------
                                                                        124,725
                                                                   ------------

             COAL--0.1%
     100,000 P&L Coal Holdings Corp. 9.625%, 05/15/08...........        100,125
                                                                   ------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%
     900,000 ContiMortgage Home Equity Loan (144A) 7.000%,
              12/01/29 (d)......................................        610,594
     686,532 IndyMac Home Equity Loan (144A) 8.000%, 03/25/01...        683,958
                                                                   ------------
                                                                      1,294,552
                                                                   ------------

             COMMUNICATIONS--1.8%
     500,000 Avalon Cable L.L.C. 0/11.875% 12/01/03 (c).........        340,000
     150,000 CSC Holdings, Inc.
              9.875%, 05/15/06..................................        153,000
     150,000 CSC Holdings, Inc. 10.500%, 05/15/16...............        163,500
     375,000 Century Communications Corp. Zero Coupon, 01/15/08.        146,250
     150,000 Crown Castle International Corp. 10.750%, 08/01/11.        156,000
      40,000 Exodus Communications, Inc. (144A) 11.625%,
              07/15/10..........................................         35,900
     125,000 Leap Wireless International, Inc. 12.500%, 04/15/10
              (144A)............................................         72,500
     500,000 Nextel Communications, Inc. 0/11.125%, 02/15/03
              (c)...............................................        366,250
      80,000 Price Commerce Wireless, Inc. 9.125%, 12/15/06.....         81,000
     150,000 Price Communications Wireless Corp. 11.750%,
              07/15/07..........................................        159,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             COMMUNICATIONS--(CONTINUED)
 $    25,000 XO Communications, Inc. 10.750%, 06/01/09..........   $     20,500
                                                                   ------------
                                                                      1,693,900
                                                                   ------------

             CONTAINERS & GLASS--0.5%
     250,000 Delta Beverage Group, Inc. (144A) 9.750%, 12/15/03.        262,188
     200,000 Radnor Holdings Corp. 10.000%, 12/01/03............        171,250
                                                                   ------------
                                                                        433,438
                                                                   ------------

             COSMETICS & TOILETRIES--0.2%
     125,000 French Fragrances, Inc. 10.375%, 05/15/07..........        113,750
      50,000 Revlon Consumer Products Corp. 9.000%, 11/01/06....         35,750
                                                                   ------------
                                                                        149,500
                                                                   ------------

             DOMESTIC OIL--0.8%
     250,000 Continental Resources, Inc. 10.250%, 08/01/08......        216,875
     125,000 Key Energy Services, Inc. (Series B) 14.000%,
              01/15/09..........................................        141,875
     150,000 Plains Resources, Inc. 10.250%, 03/15/06...........        150,000
     125,000 Triton Energy, Ltd. 8.875%, 10/01/07...............        126,250
     250,000 United Refining Co. 10.750%, 06/15/07..............        155,625
                                                                   ------------
                                                                        790,625
                                                                   ------------

             DRUGS & HEALTH CARE--0.2%
     175,000 Tenet Healthcare Corp. 9.250%, 09/01/10............        190,094
                                                                   ------------

             ELECTRIC UTILITIES--1.3%
      75,000 AES Corp. 9.375%, 09/15/10.........................         77,062
     125,000 Azurix Corp. 10.750%, 02/15/10.....................        122,500
     225,000 Calpine Corp. 8.750%, 07/15/07.....................        223,740
     750,000 El Paso Energy Corp. 8.050%, 10/15/30..............        788,358
     250,000 Safety Kleen Services, Inc.
              9.250%, 06/01/08 (b)..............................          3,750
                                                                   ------------
                                                                      1,215,410
                                                                   ------------

             ELECTRICAL EQUIPMENT--0.1%
     125,000 Integrated Electrical Services, Inc. 9.375%,
              02/01/09..........................................        111,250
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             ELECTRONICS--0.2%
 $   150,000 Amphenol Corp. 9.875%, 05/15/07....................   $    152,063
                                                                   ------------

             FEDERAL AGENCIES--29.1%
      79,336 Federal Home Loan Mortgage 10.000%, 05/15/20.......         82,811
          74 Federal Home Loan Mortgage 1,156.500%, 06/15/21
              (e)...............................................          1,622
     109,503 Federal National Mortgage Association 0.074%,
              08/17/03 (e)......................................        109,343
   3,359,354 Federal National Mortgage Association 0.537%,
              08/17/03 (e)......................................         60,942
   2,880,516 Federal National Mortgage Association 7.370%,
              01/17/13..........................................      3,057,687
       9,366 Federal National Mortgage Association 13.000%,
              11/01/14..........................................         10,882
      36,790 Federal National Mortgage Association 10.400%,
              04/25/19..........................................         39,084
     672,076 Federal National Mortgage Association 6.500%,
              03/01/26..........................................        664,092
      81,243 Federal National Mortgage Association 7.000%,
              05/01/26..........................................         81,522
   9,500,000 Federal National Mortgage Association 7.000%, TBA..      9,514,820
   9,000,000 Federal National Mortgage Association 7.500%, TBA..      9,081,540
   4,000,000 Federal National Mortgage Association 8.000%, TBA..      4,098,760
   4,505,735 Federal National Mortgage Association 1.663%,
              02/25/35 (e)......................................        227,722
   8,374,336 Federal National Mortgage Association 0.512%,
              10/17/36 (e)......................................        182,416
   9,662,319 Federal National Mortgage Association 1.044%,
              06/25/38 (e)......................................        511,478
                                                                   ------------
                                                                     27,724,721
                                                                   ------------

             FINANCE & BANKING--11.4%
     600,000 Bank of America 7.125%, 09/15/06...................        614,444
     250,000 CB Richards Ellis Services, Inc. 8.875%, 06/01/06..        223,750
   1,800,000 Commercial Mortgage Asset Trust 7.350%, 08/17/13...      1,873,469
     250,000 ContiFinancial Corp. 8.125%, 04/01/08 (b)..........         38,750
     600,000 Countrywide Funding Corp. 6.250%, 04/15/09.........        562,620
     847,054 Countrywide Mortage Backed Securities 7.750%,
              06/25/24..........................................        856,961
     500,000 General Motors Acceptance Corp. 7.500%, 07/15/05...        514,380
     600,000 Goldman Sachs Group, Inc. 7.625%, 08/17/05.........        624,526

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             FINANCE & BANKING--(CONTINUED)
 $ 1,543,821 Green Tree Financial Corp. 7.070%, 01/15/29........   $  1,528,383
     500,000 Household Finance Corp. 8.000%, 07/15/10...........        530,045
     250,000 Loomis Fargo & Co. 10.000%, 01/15/04...............        240,000
     600,000 Morgan Stanley Dean Witter & Co. 7.750%, 06/15/05..        631,069
     195,000 Navistar International Corp. 8.000%, 02/01/08......        143,325
     340,425 PNC Mortgage Securities Corp. 6.750%, 05/25/28.....        312,640
     461,004 PNC Mortgage Securities Corp. 6.840%, 05/25/28.....        429,536
     433,810 PNC Mortgage Securities Corp. 6.740%, 07/25/28.....        398,884
     736,142 PNC Mortgage Securities Corp. 6.770%, 03/25/29.....        703,295
     633,380 PNC Mortgage Securities Corp. 6.380%, 04/25/29.....        588,650
      75,000 Sovereign Bancorp, Inc. 10.500%, 11/15/06..........         74,625
                                                                   ------------
                                                                     10,889,352
                                                                   ------------

             FINANCIAL SERVICES--7.1%
     246,925 Airplane Pass Through Trust 10.875%, 03/15/19......        182,482
   1,000,000 Delta Funding Nim Trust (144A) 12.500%, 10/26/30...        997,500
   9,550,891 DLJ Commercial Mortgage Corp. 0.698%, 05/10/23 (e).        359,905
   8,807,543 DLJ Commercial Mortgage Corp. 0.843%, 11/12/31 (e).        416,505
  24,600,000 DLJ Commercial Mortgage Corp. (144A) 1.364%,
              11/15/04 (e)......................................      1,105,603
     239,869 First Union Residential Securitization Trust
              7.000%, 08/25/28..................................        225,566
     975,949 GE Capital Mortgage Services, Inc. 6.750%,
              11/25/28..........................................        930,714
   1,250,000 LB Commercial Conduit Mortgage Trust 6.780%,
              04/15/09..........................................      1,279,855
   1,269,826 Mid State Trust VI 7.340%, 07/01/35................      1,292,836
                                                                   ------------
                                                                      6,790,966
                                                                   ------------

             FOOD & BEVERAGES--0.1%
     250,000 Imperial Holly Corp. 9.750%, 12/15/07 (b)..........         35,000
     350,000 NEBCO Evans Holdings Co. 0/12.375% 07/11/02 (b)
              (c)...............................................              0
    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             FOOD & BEVERAGES--(CONTINUED)
 $   100,000 Vlasic Foods International, Inc. 10.250%, 07/01/09
              (b)...............................................   $     25,500
                                                                   ------------
                                                                         60,500
                                                                   ------------

             FOREIGN CORPORATE--0.3%
     130,000 European Banks for Reconstruction & Development
              10.500%, 01/25/01, (PLN)..........................         31,263
     620,000 KFW International Finance, Inc. 16.300%, 06/24/03,
              (PLN).............................................        150,030
     550,000 Sudwest Landes Bank 17.500%, 05/05/03, (PLN).......        135,753
                                                                   ------------
                                                                        317,046
                                                                   ------------

             FOREIGN GOVERNMENT--4.9%
     129,000 Federal Republic of Germany 8.250%, 09/20/01,
              (EUR).............................................        124,014
     170,000 Federal Republic of Germany 6.500%, 07/15/03,
              (EUR).............................................        166,829
   2,580,000 Federal Republic of Germany 6.000%, 01/05/06,
              (EUR).............................................      2,569,915
     231,000 Government of France 3.000%, 07/12/01, (EUR).......        214,839
     910,000 Government of Spain 6.000%, 01/31/08, (EUR)........        900,504
     580,000 Kingdom of Spain 4.000%, 01/31/10, (EUR)...........        501,190
      34,000 Kingdom of Spain 6.150%, 01/31/13, (EUR)...........         34,009
   7,600,000 Republic of Greece 9.700%, 05/27/01, (GRD).........         21,308
     171,000 Republic of Italy 9.500%, 02/01/01, (EUR)..........        161,147
                                                                   ------------
                                                                      4,693,755
                                                                   ------------
             GAS & PIPELINE UTILITIES--0.9%
     250,000 Belco Oil & Gas Corp. 8.875%, 09/15/07.............        235,000
     150,000 Benton Oil & Gas Co. 11.625%, 05/01/03.............        106,500
     425,000 Kinder Morgan Energy Participation L.P. (144A)
              7.500%, 11/01/10..................................        441,131
     125,000 Ocean Energy, Inc.
              8.875%, 07/15/07..................................        128,750
                                                                   ------------
                                                                        911,381
                                                                   ------------


             HOTELS & RESTAURANTS--0.7%
     250,000 Capstar Hotel Co. 8.750%, 08/15/07.................        231,250
     250,000 HMH Property's, Inc. 7.875%, 08/01/08..............        241,250

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             HOTELS & RESTAURANTS--(CONTINUED)
 $   225,000 Park Place Entertainment Corp. 9.375%, 02/15/07....   $    232,875
                                                                   ------------
                                                                        705,375
                                                                   ------------

             HOUSEHOLD PRODUCTS--0.8%
     250,000 Indesco International, Inc. 9.750%, 04/15/08 (b)...         48,750
     250,000 North Atlantic Trading, Inc. 11.000%, 06/15/04.....        163,750
     250,000 Simmons Co. 10.250%, 03/15/09......................        232,500
     375,000 United Industries Corp. 9.875%, 04/01/09...........        193,125
     125,000 Windmere-Durable Holdings, Inc. 10.000%, 07/31/08..        105,781
                                                                   ------------
                                                                        743,906
                                                                   ------------

             POLLUTION CONTROL--0.1%
     125,000 Allied Waste North America, Inc. 10.000%, 08/01/09.        116,875
                                                                   ------------

             INDUSTRIALS--0.4%
     125,000 Polymer Group, Inc. 9.000%, 07/01/07...............         82,500
     303,571 RG Receivablesco, Ltd. 9.600%, 02/10/05............        273,214
                                                                   ------------
                                                                        355,714
                                                                   ------------

             INTERNET--0.0%
      50,000 PSINet, Inc. 11.500%, 11/01/08.....................         14,125
                                                                   ------------

             LEISURE--1.2%
     200,000 Harrahs Operating, Inc. 7.875%, 12/15/05...........        199,500
     250,000 Horseshoe Gaming L.L.C 9.375%, 06/15/07............        250,000
     250,000 MGM Grand, Inc.
              9.750%, 06/01/07..................................        262,500
     150,000 Mohegan Tribal Gaming Authority 8.750%, 01/01/09...        150,562
     125,000 Polaroid Corp. 11.500%, 02/15/06...................         72,500
     239,000 Waterford Gaming L.L.C. Finance Corp. (144A)
              9.500%, 03/15/10..................................        228,245
                                                                   ------------
                                                                      1,163,307
                                                                   ------------

             NEWSPAPERS--0.3%
     250,000 Hollinger International, Inc. 9.250%, 02/01/06.....        250,000
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             PETROLEUM SERVICES--0.1%
 $   125,000 Grey Wolf, Inc. 8.875%, 07/01/07...................   $    121,250
                                                                   ------------

             RAILROADS & EQUIPMENT--0.4%
     350,000 Burlington Northern Santa Fe Corp. 7.950%,
              08/15/30..........................................        363,790
                                                                   ------------

             REAL ESTATE INVESTMENT TRUST--0.3%
     125,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
              08/31/07..........................................         94,375
     150,000 Spieker Properties, L.P. 7.250%, 05/01/09..........        148,946
                                                                   ------------
                                                                        243,321
                                                                   ------------

             RETAIL--1.5%
     100,000 Cole National Group, Inc. 9.875%, 12/31/06.........         74,500
     500,000 Federated Department Stores, Inc. 6.900%, 04/01/29.        403,098
     200,000 Finlay Fine Jewelry Corp. 8.375%, 05/01/08.........        180,000
     321,000 Guitar Center Management Co., Inc. 11.000%,
              07/01/06..........................................        303,345
      59,000 Pueblo Xtra International, Inc. 9.500%, 08/01/03...         26,255
     398,000 Wal-Mart Stores, Inc. 7.550%, 02/15/30.............        440,709
                                                                   ------------
                                                                      1,427,907
                                                                   ------------

             STEEL--0.5%
     500,000 USX-Marathon Group 7.200%, 02/15/04................        505,285
                                                                   ------------

             TELEPHONE--1.1%
     200,000 GTE Corp. 6.940%, 04/15/28.........................        186,429
     125,000 Global Crossing Holdings, Ltd. 9.125%, 11/15/06....        118,750
     275,000 ICG Holdings Inc. 0/13.5%, 09/15/05 (c)............         29,563
      75,000 Intermedia Communications, Inc. 8.600%, 06/01/08...         52,875
     100,000 NTL, Inc. 0/11.500%, 02/01/06 (c)..................         87,500
     650,000 Sprint Capital Corp. 5.700%, 11/15/03..............        622,875
                                                                   ------------
                                                                      1,097,992
                                                                   ------------

             TRANSPORTATION--0.1%
     150,000 Enterprises Shipholding Corp. 8.875%, 05/01/08.....         65,250
     200,000 Holt Group, Inc.
              9.750%, 01/15/06 (b)..............................          9,000
                                                                   ------------
                                                                         74,250
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             U.S. TREASURY--12.6%
 $   200,000 United States Treasury Bonds 6.125%, 11/15/27......   $    215,327
     910,000 United States Treasury Bonds 5.500%, 08/15/28......        903,245
   2,000,000 United States Treasury Bonds 5.250%, 11/15/28......      1,917,244
   1,000,000 United States Treasury Bonds 6.125%, 08/15/29......      1,087,660
   3,000,000 United States Treasury Bonds 6.250%, 05/15/30......      3,346,860
   1,500,000 United States Treasury Notes 5.250%, 05/31/01......      1,496,490
   2,000,000 United States Treasury Notes 6.500%, 03/31/02......      2,025,000
   1,000,000 United States Treasury Notes 5.875%, 11/15/04......      1,026,090
                                                                   ------------
                                                                     12,017,916
                                                                   ------------

             YANKEE--11.7%
     415,020 AQFTC III (144A) 8.500%, 07/15/30..................        404,645
     346,750 Algeria Tranche 6.375%, 03/04/10...................        266,998
     125,000 Avecia Group, Plc. 11.000%, 07/01/09...............        123,125
     125,000 Bangko Sentral NG
              8.600%, 06/15/27..................................         92,400
     125,000 Canadian Forest Oil, Ltd. 8.750%, 09/15/07.........        123,125
     150,000 Diamond Cable Communications, Plc. 0/11.750%
              12/15/05 (c)......................................        135,000
     250,000 Federal Republic of Brazil 7.688%, 04/15/12 (d)....        184,375
     475,000 Federal Republic of Brazil 14.500%, 10/15/09.......        516,562
     525,000 Federal Republic of Brazil 12.750%, 01/15/20.......        511,875
     561,000 Federal Republic of Brazil 11.000%, 08/17/40.......        457,215
      90,000 Government of Jamaica (144A) 12.750%, 09/01/07.....         89,325
     125,000 Gulf Canada Resources, Ltd. 9.625%, 07/01/05.......        129,063
     825,000 Ivory Coast
              8.000%, 03/29/18 (b)(d)...........................         99,000
     134,990 Kingdom of Morocco 6.063%, 01/01/09................        117,441
     600,000 Ministry Finance of Russia 12.750%, 06/24/28.......        498,750
     220,000 National Republic of Bulgaria 7.750%, 07/28/11 (d).        165,000
     250,000 National Republic of Bulgaria 3.000%, 07/28/12 (d).        185,000

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

             YANKEE--(CONTINUED)
 $    60,000 Repap New Brunswick, Inc. 10.625%, 04/15/05..........  $     61,500
     275,000 Republic of Argentina 11.750%, 04/07/09..............       254,241
     269,000 Republic of Argentina 11.750%, 06/15/15..............       244,118
     275,000 Republic of Argentina 11.375%, 01/30/17..............       246,812
     280,000 Republic of Argentina 12.125%, 02/25/19..............       257,600
     150,000 Republic of Columbia 9.750%, 04/23/09................       126,000
     200,000 Republic of Columbia 11.750%, 02/25/20...............       170,840
     275,368 Republic of Croatia 7.750%, 01/07/01 (d).............       260,911
     250,000 Republic of Ecuador 4.000%, 08/15/30 (d).............        93,750
     200,000 Republic of Ecuador (144A) 4.000%, 08/15/30..........        75,875
       4,000 Republic of Ecuador (144A) 12.000%, 11/15/12.........         2,641
     225,000 Republic of Panama 4.500%, 01/07/01 (d)..............       177,480
     200,000 Republic of Panama 8.875%, 09/30/27..................       168,688
     300,000 Republic of Peru 4.500%, 04/01/03....................       193,500
     425,000 Republic of Peru
              3.750%, 03/07/17 (d)................................       248,625
     125,000 Republic of Philippines 9.875%, 01/15/19.............        96,508
     309,520 Republic of Venezuela 7.625%, 03/31/07 (d)...........       252,259
     309,522 Republic of Venezuela 7.438%, 03/31/07...............       252,261
     750,000 Republic of Venezuela 13.625%, 08/15/18 (d)..........       682,889
     125,000 Rogers Cantel, Inc.
              8.800%, 10/01/07....................................       125,000
     250,000 Rogers Communications, Inc. 8.875%, 07/15/07.........       251,250
      78,132 Russian Federation
              8.250%, 03/31/10....................................        48,739
   2,295,000 Russian Federation
              2.500%, 03/31/30....................................       857,781
     171,002 Russian Federation (144A)
              8.250%, 03/31/10....................................       106,671
     125,000 Stena AB 8.750%, 06/15/07............................       100,000
     250,000 Sun International Hotels, Ltd. 8.625%, 12/15/07......       228,125
     125,000 TFM S.A. 0/11.750% 06/16/02 (c)......................        92,813

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)
                                          SHORT TERM INVESTMENTS--26.1%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             YANKEE--(CONTINUED)
 $   200,000 Telewest, Plc. 0/11.000% 01/02/01 (c)..............   $    179,000
     125,000 Tembec Industries, Inc. 8.625%, 06/30/09...........        123,125
     950,000 United Mexican States 11.375%, 09/15/16............      1,111,262
                                                                   ------------
                                                                     11,189,163
                                                                   ------------
             Total Bonds & Notes
              (Identified Cost $95,389,868).....................     91,848,054
                                                                   ------------

CONVERTIBLE BONDS--0.1%

             DRUGS & HEALTH CARE--0.1%
     125,000 Fresenius Medical Care Capital Trust 9.000%,
              12/01/06..........................................        120,313
                                                                   ------------
             Total Convertible Bonds
              (Identified Cost $121,650)........................        120,313
                                                                   ------------

PREFERRED STOCKS--0.0%

   SHARES

         840 TCR Holdings (Class B).............................              8
         462 TCR Holdings (Class C).............................              5
       1,219 TCR Holdings (Class D).............................             12
       2,521 TCR Holdings (Class E).............................             25
                                                                   ------------
             Total Preferred Stocks
              (Identified Cost $300)............................             50
                                                                   ------------


             COMMUNICATIONS--0.0%
         200 In-Flight Phone Corp. (f)..........................              0
         125 Leap Wireless International, Inc. (144A) ..........            500
                                                                   ------------
             Total Warrants
              (Identified Cost $40,147).........................            500
                                                                   ------------


Short Term Investments--26.1%

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)

             COMMERCIAL PAPER--24.3%
 $ 4,650,000 Chevron Phillips Chemical Co. 7.650%, 01/11/01....   $  4,640,119
   4,650,000 Earthgrains Co.
              7.770%, 01/11/01.................................      4,639,964
   4,650,000 Houston Industry Financeco L.P. 7.650%, 01/16/01..      4,635,178
   4,650,000 Sprint Capital Corp. 7.600%, 01/16/01.............      4,635,275
   4,650,000 Texas Utilities Co.
              7.650%, 01/16/01.................................      4,635,178
                                                                  ------------
                                                                    23,185,714
                                                                  ------------

             REPURCHASE AGREEMENT--1.8%
   1,731,000 State Street Corp. Repurchase Agreement dated
              12/29/00 at 5.950% to be repurchased at
              $1,732,144 on 01/02/01, collateralized by
              $1,450,000 U.S. Treasury Bonds 7.500% due
              11/15/16 with a value of $1,768,851..............      1,731,000
                                                                  ------------
             Total Short Term Investments
              (Identified Cost $24,916,714)....................     24,916,714
                                                                  ------------
             Total Investments--122.5%
              (Identified Cost $120,468,679) (a)...............    116,885,631
             Other assets less liabilities.....................    (21,451,352)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $ 95,434,279
                                                                  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

FORWARD CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000


                                   LOCAL                           UNREALIZED
       CURRENCY        DELIVERY  CURRENCY  AGGREGATE    TOTAL    APPRECIATION/
       CONTRACT          DATE     AMOUNT   FACE VALUE   VALUE    (DEPRECIATION)
Euro Currency
 (bought)............. 1/25/2001 1,230,000 $1,112,867 $1,156,482   $  43,615
Euro Currency
 (bought)............. 1/31/2001   208,000    174,897    195,620      20,723
Euro Currency (sold).. 1/31/2001   151,017    130,316    142,028     (11,712)
Euro Currency (sold).. 1/31/2001 2,721,660  2,273,375  2,559,668    (286,293)
Polish Zloty (Sold)... 1/31/2001   840,840    174,897    201,018     (26,121)
                                                                   ---------
Net unrealized depreciation on Forward Currency Contracts.......   $(259,788)
                                                                   =========

(a) Federal Tax Information:

    At December 31, 2000 the net unrealized depreciation on investments based on cost of $120,537,581 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 2,305,492
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (5,957,442)
                                                                   -----------
    Net unrealized depreciation................................... $(3,651,950)
                                                                   ===========

(b) Non-Income producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code. and/or has defaulted on interest payments.
(c) Step Bond: Coupon rate is zero for an initial period and then increased to a higher coupon rate at a specified date.
(d) Variable or floating rate security. Rate disclosed is as of December 31, 2000.
(e) Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.

(f) Non-income producing.
Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,044,775 or 5.3% of net assets.

EUR-- Euro Currency
GRD-- Greek Drachma
PLN-- Polish Zloty

TBA-- A contract for the purchase of a mortgage backed security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value...............................              $116,885,631
 Cash...............................................                       629
 Receivable for:
 Fund shares sold...................................                   230,675
 Accrued interest...................................                 1,482,564
 Foreign taxes......................................                       302
                                                                  ------------
  Total Assets......................................               118,599,801
LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $    92,102
 Securities purchased...............................   22,721,198
 Due to sub-custodian bank..........................       17,734
 Forward foreign currency purchased.................      259,788
 Withholding taxes..................................          602
 Miscellaneous......................................          158
 Accrued expenses:
 Management fees....................................       51,940
 Deferred trustees fees.............................        6,945
 Other expenses.....................................       15,055
                                                      -----------
  Total Liabilities.................................                23,165,522
                                                                  ------------
NET ASSETS..........................................              $ 95,434,279
                                                                  ============
 Net assets consist of:
 Capital paid in....................................              $ 98,655,155
 Undistributed net investment
  income............................................                 6,258,927
 Accumulated net realized gains (losses)............                (5,644,882)
 Unrealized appreciation (depreciation) on
  investments and foreign currency..................                (3,834,921)
                                                                  ------------
NET ASSETS..........................................              $ 95,434,279
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($95,434,279 divided by 8,355,284 shares of
 beneficial interest)...............................              $      11.42
                                                                  ============
Identified cost of investments......................              $120,468,679
                                                                  ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Interest............................................             $7,130,552(a)
                                                                  ----------
EXPENSES
 Management fees.....................................  $ 603,006
 Trustees fees and expenses..........................     12,745
 Custodian...........................................     78,786
 Audit and tax services..............................     11,525
 Legal...............................................      3,014
 Printing............................................     10,596
 Insurance...........................................        831
 Miscellaneous.......................................      5,260
                                                       ---------
  Total Expenses.....................................                725,763
                                                                  ----------
NET INVESTMENT INCOME................................              6,404,789
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................    587,244
 Foreign currency transactions--net..................    (39,886)    547,358
                                                       ---------
Unrealized appreciation (depreciation) on:
 Investments--net....................................   (372,781)
 Foreign currency transactions--net..................   (215,415)   (588,196)
                                                       ---------  ----------
Net gain (loss)......................................                (40,838)
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................             $6,363,951
                                                                  ==========
(a) Net of foreign taxes of $2,579.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       DECEMBER 31,  DECEMBER 31,
                                                           2000          1999
                                                       ------------  ------------
FROM OPERATIONS
 Net investment income...............................  $ 6,404,789   $ 7,751,203
 Net realized gain (loss)............................      547,358    (3,919,652)
 Unrealized appreciation (depreciation)..............     (588,196)   (2,464,503)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...    6,363,951     1,367,048
                                                       -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income...............................            0    (7,574,436)
                                                       -----------   -----------
 TOTAL DISTRIBUTIONS.................................            0    (7,574,436)
                                                       -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares........................   24,233,641    29,507,364
 Reinvestment of distributions.......................            0     7,574,436
 Cost of shares redeemed.............................  (30,073,673)  (31,413,923)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.......................................   (5,840,032)    5,667,877
                                                       -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............      523,919      (539,511)
NET ASSETS
 Beginning of the year...............................   94,910,360    95,449,871
                                                       -----------   -----------
 End of the year.....................................  $95,434,279   $94,910,360
                                                       ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.....................................  $ 6,258,927      ($62,769)
                                                       ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares......................    2,222,092     2,585,620
 Issued in reinvestment of distributions.............            0       709,882
 Redeemed............................................   (2,764,244)   (2,751,781)
                                                       -----------   -----------
 Net Change..........................................     (542,152)      543,721
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS

                                    YEAR ENDED DECEMBER 31,
                            -------------------------------------------
                             2000     1999     1998     1997     1996
                            -------  -------  -------  -------  -------
Net asset value, beginning
 of year..................  $ 10.67  $ 11.43  $ 12.01  $ 11.62  $ 10.85
                            -------  -------  -------  -------  -------
Income from investment
 operations
 Net investment income....     0.77     0.95     0.80     0.75     0.51
 Net realized and
  unrealized gain (loss)
  on investments..........    (0.02)   (0.78)   (0.56)    0.54     1.05
                            -------  -------  -------  -------  -------
 Total from investment
  operations..............     0.75     0.17     0.24     1.29     1.56
                            -------  -------  -------  -------  -------
Less distributions
 Distributions from net
  investment income.......     0.00    (0.93)   (0.79)   (0.76)   (0.60)
 Distributions from net
  realized capital gains..     0.00     0.00    (0.02)   (0.14)   (0.19)
 Distributions in excess
  of net realized capital
  gains...................     0.00     0.00    (0.01)    0.00     0.00
                            -------  -------  -------  -------  -------
 Total distributions......     0.00    (0.93)   (0.82)   (0.90)   (0.79)
                            -------  -------  -------  -------  -------
Net asset value, end of
 year.....................  $ 11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62
                            =======  =======  =======  =======  =======
TOTAL RETURN (%)..........      7.0      1.4      2.0     11.1     14.4
Ratio of operating
 expenses to average net
 assets (%)...............     0.78     0.81     0.85     0.85     0.85
Ratio of net investment
 income to average net
 assets (%)...............     6.90     8.15     7.20     7.32     7.79
Portfolio turnover rate
 (%)......................      360      224      283      258      176
Net assets, end of year
 (000)......................$95,434  $94,910  $95,450  $71,202  $35,808
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)............       --       --       --     0.87     1.19

                See accompanying notes to financial statements.

SALOMON BROTHERS U.S. GOVERNMENT SERIES
PORTFOLIO MANAGER: ROGER LAVAN
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTO OF ROGER LAVEN]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the year ended December 31, 2000, the Salomon Brothers U.S. Government Series returned 10.5% compared to the Lehman Brothers Intermediate Government Index/4/ return of 10.5% and a 10.7% average return of the Lipper Variable In-surance Products GNMA/US Mortgage Fund/17/ category.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: Throughout 2000, U.S. Government Bond yields generally declined. Slowing global economic growth and sliding risk tolerance, however, boded well for U.S. Treasuries, which benefited from repeated upward revisions to projections of U.S. potential growth.

Due to the large budget surpluses, the U.S. Treasury department enacted a buyback program where they repurchased $30 billion of outstanding securities over the course of the year. Throughout the first half of the year, this pro-gram and the reduction of the supply of Treasury securities played a key role in the absolute decline in Treasury yield levels leading to the inverting of the yield curve. Later in the year, however, the front end of the bond sector cheapened while the curve steepened and disinverted. The primary reasons for the steepening were due to concerns over rising oil prices and its impact on inflation, the presidential candidates' plans to spend the surplus, the slow-down in the economy, and anticipation of an end to the tightening cycle. A lower surplus, be it due to spending (or tax cuts) or a lower rate of growth, could have undermined the momentum behind debt reductions.

Overall, Treasuries performed strongly throughout 2000, outperforming agency debt and mortgages. Concern in the market about proposals to alter federal reg-ulation of such institutions as Fannie Mae and Freddie Mac, and possibly end conditional government lines of credit to them impeded agency debt performance.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: The Salomon Brothers U.S. Government Series entered 2000 with a long dura-tion position and a barbelled yield curve position. During the first quarter, the barbelled yield curve position, which combines bonds with very short matu-rities and very long maturities to obtain an intermediate average maturity for the Series, positively contributed to the Series' performance, as the U.S. Treasury yield curve inverted. We reversed that barbell during the second quar-ter, by selling most of the Series' long (15-30 year) Treasuries and buying five-year Treasuries and agency mortgage pass-through securities. Since the middle of 2000, we have generally held the portfolio constant with an overweighting of mortgage pass-throughs hedged by a long duration position rel-ative to the 1-10 Year Treasury benchmark.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The two key strategies that primarily contributed to the Series having a strong year were the Series' long duration position relative to the benchmark and the barbelled yield curve position. These strategies are discussed in the preceding question.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT TWELVE MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe that the U.S. economic slowdown will likely extend into the first half of 2001. But, at Salomon Brothers Asset Management Inc, we are optimistic that financial underpinnings will strengthen--possibly with the Fed's help--and that the underlying pattern of productivity-driven growth will lift the expan-sion out of the doldrums before year-end 2001. Salomon Brothers Asset Manage-ment Inc expects the Fed to cut rates because we believe the slowing demand is capping the inflation threat and policymakers may come to view their stance as unnecessarily restrictive once unemployment begins to drift higher. It is quite plausible that some mix of lower bond yields, narrower spreads, a softer dol-lar, and higher equity prices, along with declining oil prices, will supplant the need for any Fed action. It is a close call, but we want to emphasize that the balance of risks favoring higher inflation is beginning to tilt the other way, and looser monetary conditions may be appropriate at some point in 2001.

With regard to the government bond sectors, Salomon Brothers Asset Management Inc believes Treasury paydowns will continue in the coming decade (albeit at a slower pace) even if the fiscal proposals from the recent presidential campaign are to be enacted. Barring a sharp retreat in equity markets, we expect the long Treasury yield to trade in a broad 5%-6% range in 2001, with a downward bias from the current level. Given this economic backdrop, we are continuing to hold a slightly long duration position (3.4 versus 3.1) relative to the bench-mark. In addition, we view mortgage pass-throughs as quite attractive alterna-tives to Treasuries given their very limited credit risk and significantly higher yields than Treasuries.

                                    [GRAPH]

  A $10,000 INVESTMENT COMPARED TO THE LEHMAN INTERMEDIATE US GOVERNMENT INDEX
                          SINCE THE SERIES' INCEPTION

                       Salomon Brothers
                       U.S. Government                Lehman Intermediate
                          Securities                   Government Index

10/31/94                   $10,000                          $10,000
12/31/94                    10,060                            9,988
12/31/95                    11,571                           11,427
12/31/96                    11,955                           11,891
12/31/97                    12,979                           12,810
12/31/98                    13,953                           13,897
12/31/99                    13,978                           13,964
12/31/00                    15,439                           15,427

AVERAGE ANNUAL TOTAL RETURN

                U.S. GOVERNMENT    LEHMAN INTERMEDIATE        LIPPER VARIABLE
                    SERIES        U.S. GOVERNMENT/CREDIT    US MORTGAGE AND GNMA

1 Year               10.5%                10.5%                    10.7%
3 Years               6.0                  6.4                      6.0
5 Years               5.9                  6.2                      6.2
Since Inception       7.3                  7.3                      n/a

[CHECKMARK]
                                                FUND FACTS

                                                SALOMAN BROTHERS U.S.
                                                GOVERNMENT SERIES

                                           GOAL: A high level of current
                                           income consistent with
                                           preservation of capital and
                                           maintenance of liquidity.
                                           START DATE: October 31, 1994
                                           SIZE: $57 million as of December
                                           31, 2000
                                           MANAGERS: Roger Lavan has managed
                                           the Series since its inception in
                                           1994. Mr. Lavan has managed the
                                           Salomon Brothers Investment
                                           Series--U.S. Government Income
                                           Fund and the North American U.S.
                                           Government Securities Fund since
                                           January 1992. He joined Salomon
                                           Brothers Asset Management Inc in
                                           1990. Mr. Lavan has also co-
                                           managed the Strategic Bond
                                           Opportunities Series since June
                                           1998.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--94.7% OF TOTAL NET ASSETS

    FACE                                                                VALUE
   AMOUNT                                                             NOTE (1A)

            FEDERAL AGENCIES--73.4%
 $1,000,000 Federal Home Loan Banks 5.800%, 09/02/08..............   $   991,870
    117,621 Federal Home Loan Mortgage Corp. 7.500%, 05/01/07.....       119,979
      9,311 Federal Home Loan Mortgage Corp.
             6.000%, 10/01/10.....................................         9,200
    170,325 Federal Home Loan Mortgage Corp.
             7.000%, 07/01/11.....................................       172,241
     38,621 Federal Home Loan Mortgage Corp.
             11.750%, 01/01/12....................................        43,280
    363,366 Federal Home Loan Mortgage Corp.
             6.500%, 08/01/13.....................................       363,366
    124,662 Federal Home Loan Mortgage Corp.
             8.250%, 04/01/17.....................................       129,180
     80,127 Federal Home Loan Mortgage Corp.
             9.000%, 10/01/17.....................................        83,266
    165,449 Federal Home Loan Mortgage Corp.
             8.000%, 12/01/19.....................................       169,482
    186,124 Federal Home Loan Mortgage Corp.
             10.500%, 06/01/20....................................       203,863
    416,606 Federal Home Loan Mortgage Corp.
             8.000%, 07/01/20.....................................       426,367
    403,490 Federal Home Loan Mortgage Corp.
             10.000%, 09/01/20....................................       428,833
    126,324 Federal Home Loan Mortgage Corp. 7.000%, 4/15/21......       127,704
    148,076 Federal Home Loan Mortgage Corp.
             6.500%, 03/01/26.....................................       146,133
     34,704 Federal Home Loan Mortgage Corp.
             6.500%, 05/01/26.....................................        34,248
     43,251 Federal Home Loan Mortgage Corp.
             6.500%, 06/01/26.....................................        42,683
    612,354 Federal Home Loan Mortgage Corp.
             6.500%, 07/01/26.....................................       604,317
  1,164,879 Federal Home Loan Mortgage Corp.
             6.000%, 10/01/28.....................................     1,128,838
    999,162 Federal Home Loan Mortgage Corp.
             6.000%, 11/01/28.....................................       968,248
  3,000,000 Federal Home Loan Mortgage Corp. TBA 7.000% ..........     3,006,570
  1,900,000 Federal Home Loan Mortgage Corp. TBA 6.000%...........     1,840,625
    121,782 Federal National Mortgage Association 6.500%,
             06/01/08.............................................       122,505
     44,860 Federal National Mortgage Association 6.500%,
             12/01/10.............................................        45,014
    960,172 Federal National Mortgage Association 7.37%, 01/17/13.     1,019,229
    708,779 Federal National Mortgage Association 6.500%,
             04/01/13.............................................       708,552

    FACE                                                               VALUE
   AMOUNT                                                            NOTE (1A)

            FEDERAL AGENCIES--(CONTINUED)
 $  486,726 Federal National Mortgage Association 6.500%,
             07/01/13.............................................  $   486,571
    617,489 Federal National Mortgage Association 7.000%,
             12/01/14.............................................      624,046
    111,753 Federal National Mortgage Association 7.000%,
             07/01/15.............................................      112,939
    619,739 Federal National Mortgage Association 7.000%,
             08/01/15.............................................      626,320
     32,814 Federal National Mortgage Association 12.500%,
             09/01/15.............................................       37,541
    283,757 Federal National Mortgage Association 12.000%,
             10/01/15.............................................      324,101
     30,440 Federal National Mortgage Association 13.000%,
             11/15/15.............................................       35,367
     17,654 Federal National Mortgage Association 12.000%,
             01/01/16.............................................       20,165
    161,463 Federal National Mortgage Association 12.500%,
             01/01/16.............................................      184,723
      8,910 Federal National Mortgage Association 11.500%,
             09/01/19.............................................       10,032
    122,695 Federal National Mortgage Association 7.000%,
             11/01/23.............................................      123,385
    255,131 Federal National Mortgage Association 6.500%,
             03/01/26.............................................      252,100
    117,310 Federal National Mortgage Association 7.000%,
             07/01/26.............................................      117,712
    549,704 Federal National Mortgage Association 7.000%,
             02/01/28.............................................      551,248
    665,851 Federal National Mortgage Association 7.000%,
             10/01/28.............................................      667,096
    408,574 Federal National Mortgage Association 7.000%,
             11/01/28.............................................      409,338
    999,835 Federal National Mortgage Association 6.584%,
             12/28/28.............................................    1,014,952
    725,808 Federal National Mortgage Association 7.000%,
             02/01/29.............................................      727,747
  1,313,404 Federal National Mortgage Association 6.500%,
             04/01/29.............................................    1,295,345
    971,812 Federal National Mortgage Association 7.000%,
             01/01/30.............................................      973,328
  1,255,000 Federal National Mortgage Association 6.527%,
             05/25/30.............................................    1,247,803
  1,000,000 Federal National Mortgage Association 7.000% TBA......    1,001,560
  3,975,000 Federal National Mortgage Association 8.000% TBA......    4,073,143
  3,000,000 Federal National Mortgage Association 6.000% TBA......    2,904,390
  5,000,000 Federal National Mortgage Association 7.500% TBA......    5,073,450

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            NOTE (1A)

            FEDERAL AGENCIES--(CONTINUED)
 $  166,662 Government National Mortgage Association 9.000%,
             12/15/16............................................   $   174,118
    871,445 Government National Mortgage Association 9.000%,
             12/20/19............................................       908,667
    401,886 Government National Mortgage Association 7.500%,
             01/15/29............................................       408,795
    441,694 Government National Mortgage Association 7.500%,
             09/15/29............................................       449,282
    466,924 Government National Mortgage Association 7.500%,
             01/15/30............................................       474,946
    993,997 Government National Mortgage Association 7.500%,
             02/15/30............................................     1,011,074
     38,515 Government National Mortgage Association 7.500%,
             03/15/30............................................        39,176
    519,986 Government National Mortgage Association 7.500%,
             04/15/30............................................       528,919
    448,788 Government National Mortgage Association 7.500%,
             05/15/30............................................       456,328
    514,149 Government National Mortgage Association 7.500%,
             06/15/30............................................       522,982
  1,139,249 Government National Mortgage Association 7.500%,
             09/15/30............................................     1,158,822
                                                                    -----------
                                                                     41,963,104
                                                                    -----------
            U.S. TREASURY--21.3%
    100,000 United States Treasury Bonds 6.375%, 08/15/27........       110,750
  1,500,000 United States Treasury Notes 5.250%, 05/15/04........     1,505,160
  2,000,000 United States Treasury Notes 6.750%, 05/15/05........     2,130,620
  5,000,000 United States Treasury Notes 5.750%, 11/15/05........     5,163,300
  3,000,000 United States Treasury Notes 6.500%, 02/15/10........     3,282,180
                                                                    -----------
                                                                     12,192,010
                                                                    -----------
            Total Bonds & Notes
             (Identified Cost $53,633,487).......................    54,155,114
                                                                    -----------

SHORT TERM INVESTMENTS--35.6%

            COMMERCIAL PAPER--26.2%
  2,500,000 Chevron Phillips Chemical Co. 7.650%, 01/11/01.......     2,494,688
  2,500,000 Conagra, Inc.
             7.550%, 01/11/01....................................     2,494,757
  2,500,000 Houston Industry Financeco L.P. 7.650%, 01/16/01.....     2,492,031
  2,500,000 Public Service Electricity & Gas Co.
             7.600%, 01/16/01....................................     2,492,083

SHORT TERM INVESTMENTS--(CONTINUED)

    FACE                                                             VALUE
   AMOUNT                                                          NOTE (1A)

            COMMERCIAL PAPER--(CONTINUED)
 $2,500,000 Solutia, Inc.
             7.800%, 01/11/01..................................   $  2,494,584
  2,500,000 Sprint Capital Corp.
             7.600%, 01/16/01..................................      2,492,083
                                                                  ------------
                                                                    14,960,226
                                                                  ------------
            REPURCHASE AGREEMENT--9.4%
  5,407,000 State Street Corp. Repurchase Agreement dated
             12/29/00 at 5.950% to be repurchased at $5,410,575
             on 1/2/01, collateralized by $4,525,000 U.S.
             Treasury Bonds 7.500% due 11/15/16 with a value of
             $5,520,034........................................      5,407,000
                                                                  ------------
            Total Short Term Investments
             (Identified Cost $20,367,226).....................     20,367,226
                                                                  ------------

            Total Investments--130.3%
             (Identified Cost $74,000,713) (a).................     74,522,340
            Other assets less liabilities......................    (17,349,299)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $ 57,173,041
                                                                  ============

(a) Federal Tax Information:
  At December 31, 2000 the net unrealized appreciation on investments based on cost of $74,000,713 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................. $718,836
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value................. (197,209)
                                                                     --------
   Net unrealized appreciation...................................... $521,627
                                                                     ========

TBA-- A contract for the purchase of a mortgage backed security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.................................              $74,522,340
 Cash.................................................                    8,234
 Receivable for:
 Fund shares sold.....................................                  213,547
 Accrued interest.....................................                  381,684
                                                                    -----------
  Total Assets........................................               75,125,805
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $    44,802
 Securities purchased.................................   17,859,577
 Accrued expenses:
 Management fees......................................       32,260
 Deferred trustees fees...............................        6,352
 Other expenses.......................................        9,773
                                                        -----------
  Total Liabilities...................................               17,952,764
                                                                    -----------
NET ASSETS............................................              $57,173,041
                                                                    ===========
 Net assets consist of:
 Capital paid in......................................              $54,398,636
 Undistributed net investment
  income..............................................                3,206,848
 Accumulated net realized gains
  (losses)............................................                 (954,070)
 Unrealized appreciation (depreciation) on
  investments.........................................                  521,627
                                                                    -----------
NET ASSETS............................................              $57,173,041
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($57,173,041 divided by 4,787,576 shares of
 beneficial interest).................................              $     11.94
                                                                    ===========
Identified cost of investments........................              $74,000,713
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Interest.................................................            $3,571,922
                                                                      ----------
EXPENSES
 Management fees..........................................  $280,949
 Trustees fees and expenses...............................    11,902
 Custodian................................................    39,096
 Audit and tax services...................................    13,118
 Legal....................................................     1,682
 Printing.................................................     4,362
 Insurance................................................       462
 Miscellaneous............................................    11,976
                                                            --------
  Total expenses before reductions........................   363,547
 Less expenses assumed by the investment adviser..........    (5,975)    357,572
                                                            --------  ----------
NET INVESTMENT INCOME.....................................             3,214,350
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.........................................               180,192
Unrealized appreciation (depreciation) on:
 Investments--net.........................................             1,783,309
                                                                      ----------
Net gain (loss)...........................................             1,963,501
                                                                      ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....            $5,177,851
                                                                      ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       DECEMBER 31,  DECEMBER 31,
                                                           2000          1999
                                                       ------------  ------------
FROM OPERATIONS
 Net investment income...............................  $ 3,214,350   $ 2,897,190
 Net realized gain (loss)............................      180,192    (1,147,477)
 Unrealized appreciation (depreciation)..............    1,783,309    (1,664,506)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...    5,177,851        85,207
                                                       -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income...............................            0    (2,904,887)
 Net realized gain...................................            0      (109,221)
                                                       -----------   -----------
 TOTAL DISTRIBUTIONS.................................            0    (3,014,108)
                                                       -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares........................   19,636,844    25,884,708
 Reinvestment of distributions.......................            0     3,014,108
 Cost of shares redeemed.............................  (18,609,141)  (20,808,995)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.......................................    1,027,703     8,089,821
                                                       -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............    6,205,554     5,160,920
NET ASSETS
 Beginning of the year...............................   50,967,487    45,806,567
                                                       -----------   -----------
 End of the year.....................................  $57,173,041   $50,967,487
                                                       ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.....................................  $ 3,206,848       ($2,294)
                                                       ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares......................    1,743,895     2,268,282
 Issued in reinvestment of distributions.............            0       277,968
 Redeemed............................................   (1,672,895)   (1,822,836)
                                                       -----------   -----------
 Net Change..........................................       71,000       723,414
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    2000    1999     1998     1997     1996
                                   ------- -------  -------  -------  -------
Net asset value, beginning of
 year............................. $ 10.81 $ 11.47  $ 11.14  $ 10.83  $ 11.04
                                   ------- -------  -------  -------  -------
Income from investment operations
 Net investment income............    0.67    0.65     0.47     0.53     0.58
 Net realized and unrealized gain
  (loss) on investments...........    0.46   (0.62)    0.37     0.40    (0.21)
                                   ------- -------  -------  -------  -------
 Total from investment operations.    1.13    0.03     0.84     0.93     0.37
                                   ------- -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income..........................    0.00   (0.66)   (0.45)   (0.53)   (0.56)
 Distributions from net realized
  capital gains...................    0.00   (0.03)   (0.06)   (0.05)   (0.02)
 Distributions in excess of net
  realized capital gains..........    0.00    0.00     0.00    (0.04)    0.00
                                   ------- -------  -------  -------  -------
 Total distributions..............    0.00   (0.69)   (0.51)   (0.62)   (0.58)
                                   ------- -------  -------  -------  -------
Net asset value, end of year...... $ 11.94 $ 10.81  $ 11.47  $ 11.14  $ 10.83
                                   ======= =======  =======  =======  =======
TOTAL RETURN (%)..................    10.5     0.2      7.5      8.6      3.3
Ratio of operating expenses to
 average net assets (%)...........    0.70    0.70     0.70     0.70     0.70
Ratio of net investment income to
 average net assets (%)...........    6.29    5.89     5.70     6.42     6.13
Portfolio turnover rate (%).......     583     530      496      572      388
Net assets, end of year (000)..... $57,173 $50,967  $45,807  $22,143  $13,211
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have been
 (%)..............................    0.71    0.72     0.77     0.98     1.37

                See accompanying notes to financial statements.

BACK BAY ADVISORS MANAGED SERIES

LEAD PORTFOLIO MANAGER: PETER W. PALFREY, CFA
PORTFOLIO MANAGERS: RICHARD RACZKOWSKI AND DANNY CHAN, CFA

BACK BAY ADVISORS, L.P.

[PHOTO OF PETER W. PALFREY]
[PHOTO OF RICHARD RACZKOWSKI]

[PHOTO OF DANNY CHAN]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Back Bay Advisors Managed Series returned -3.4% for the year ended De-cember 31, 2000 compared to the Lipper Variable Insurance Products Flexible Fund Average/8/ return of +0.7%. The Series also modestly underperformed the - 0.6% blended return of the S&P 500 Index/21/ (60%) and the Lehman Government/Credit Bond Index/3/ (40%), due in part to its higher average allo-cation to equities (approximately 63% for the year). Exposure to lower-rated credit spread product and to certain non-dollar securities also hurt the Se-ries' relative performance, given the significant underperformance of those as-set categories versus the Lehman Index. Although the overall equity market was negative in 2000, the equity portion of the Series turned in a better relative performance than that of the S&P Index. This was due to the strong performance of the low P/E portion of the equity portfolio (approximately 20% of the equity portion of the portfolio), which actually turned in a positive return for the year as investors started to rotate into "value" situations after years of fo-cusing almost exclusively on "growth" stocks. The Series annualized returns were slightly behind its peers on a 3-year basis (8.3% versus 8.7%), but re-mains ahead of its peer group on a 5-year basis (13.1% versus 12.0%).

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: Financial markets exhibited significant volatility in 2000, as efforts by the Federal Reserve to slow the U.S. economy to a more sustainable pace finally started to take hold. After 75 basis points of Fed tightening during the second half of 1999, and another 100 basis points of tightening in the first five months of 2000, investor risk aversion became the dominant theme, with cash and U.S. Governments the primary beneficiaries. The broader equity market chopped around in a sideways market for most of the year, in a tug of war between greed and fear, before succumbing to lowered earnings expectations late in the year and growing signs of significantly slower U.S. (and to a lessor degree, over-seas) economic activity.

Treasury prices rallied and yields plunged late in the year as investors moved to the safe haven of U.S. Treasuries, with high quality, liquid U.S. Agency and highly rated corporate and sovereign issues closely tracking the decline in benchmark Treasury yields. The retirement of $30 billion in 15-30 year bonds by the U.S. Treasury (and the subsequent reduction of supply in Treasury securi-ties) exacerbated this flight-to-quality bid in the bond market. In stark con-trast to the strong performance of U.S. Treasury securities, intermediate and lower grade corporate bonds performed very poorly in this environment, as in-vestors avoided those credits that were deemed to be at greater risk to an eco-nomic slowdown or to reduced market liquidity. Ironically, the U.S. dollar ral-lied strongly through most of the year, giving back only a portion of its ear-lier gains late in the year, as overseas investors became increasingly weary of the slowing U.S. economy.

Q: GIVEN THIS ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: The stock/bond allocation during 2000 was decreased versus that which was held during most of calendar year 1999, targeting approximately 95% of the Se-ries' neutral allocation of 65% stocks (35% bonds). This allocation was main-tained throughout the year, with weakening earnings prospects late in the year mitigated by the increasing likelihood of easier Fed monetary policy as we ap-proached 2001 and by the decline in interest rates into year-end. The bond portfolio was structured with a long duration (approximately 8 years) and in-cluded domestic intermediate grade and lower grade corporate bonds, Yankees (U.S. pay foreign bonds) and non-dollar exposure. Yankee and non-dollar positions were maintained as a hedge against the Fed-orchestrated slowdown in the U.S. economy, and the anticipated (and corresponding) decline in investor interest in U.S. securities. As credit mar-kets became less liquid during the year, the bond portfolio was modestly up-graded, reaching low "A" by late in the year.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The portfolio's equity core holdings performed in line with the broader mar-ket. The portfolio's low P/E holdings significantly outperformed the broader market, reflecting the strong investor bid for "value" situations. The Series' 63% weighting to equities was a modest negative (versus the average balanced fund allocation of 60%) given the 20% underperformance of the stock versus bond portfolio for the year. Within the fixed income portfolio, the Series' bias to-wards higher yielding domestic assets was a significant negative relative to the broader investment grade market, given the poor performance of lower grade credit spread product as liquidity declined. Yankee holdings performed well relative to domestic credit, but still underperformed the U.S. Treasury and Agency market. Canadian non-dollar exposure was a modest positive, despite the decline in the currency, given the strong performance of the underlying securi-ties held. However, the Euro and Australian dollar exposure significantly underperformed U.S. dollar assets through the October, before finally starting to recover as U.S. equity markets declined. The bond portfolio's longer than Index duration was a positive as interest rates declined on the back of moder-ating U.S. economic growth.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe that economic activity in the U.S. will continue to slow well into 2001, but should show signs of bottoming out in mid to late 2001. The Fed-eral Reserve is moving aggressively to inject liquidity into financial markets, but will likely need to ease another 50-75 basis points by summer 2001, in ad-dition to the inter-meeting 50 basis point ease on January 3rd, to ensure a "soft economic landing". U.S. Treasury prices have already rallied sharply in early 2001 in response to the Fed's more accommodative monetary policy, but in-vestors have likely already priced in much of the upside potential, barring a significant (and presently unforeseen) financial mishap.

Increased market liquidity is expected to translate into a significant rebound in intermediate and lower grade credit spread product, as investors return to the fixed income markets with an increased appetite for "risk product". Equity markets will likely remain choppy over the near term, which will likely con-tinue to pressure the U.S. Dollar, with several more quarters of earnings dis-appointments likely before easing credit conditions start to provide relief. However, with employment still high, interest rates lower, and a declining dol-lar likely to make U.S. products more competitive in overseas markets in subse-quent quarters, U.S. equity markets should start to show signs of recovery later in the year.

                                    [GRAPH]

               A $10,000 INVESTMENT COMPARED TO THE S&P 500 AND
        LEHMAN BROTHERS GOVERNMENT/CREDIT INDICES FOR THE PAST 10 YEARS

                    Back Bay                   Lehman
                  Managed Series          Government/Credit          S&P 500

12/31/90             $10,000                   $10,000               $10,000
12/31/91              12,017                    11,613                13,057
12/31/92              12,823                    12,493                14,061
12/31/93              14,187                    13,871                15,466
12/31/94              14,028                    13,384                15,664
12/31/95              18,413                    15,960                21,536
12/31/96              21,182                    16,423                26,506
12/31/97              26,808                    18,026                35,314
12/31/98              32,076                    19,733                45,467
12/31/99              35,276                    19,309                55,005
12/31/00              34,081                    21,598                50,067

AVERAGE ANNUAL TOTAL RETURN
                                                                 LIPPER VARIABLE
                                                                    FLEXIBLE
                                                    LEHMAN          PORTFOLIO
                  MANAGED SERIES    S&P 500   GOVERNMENT/CREDIT    FUND AVERAGE

1 Year               (3.4)%         (9.0)%          11.9%              0.7%
3 Years                8.3%          12.3%           6.2%              8.7%
5 Years               13.1%          18.4%           6.2%             12.0%
10 Years              13.0%          17.5%           8.0%             12.8%
Since Inception       11.7%          14.7%           8.3%              n/a

[CHECKMARK]

     FUND FACTS

     BACK BAY ADVISORS MANAGED
     SERIES

GOAL: A favorable total return
through investment in a
diversified portfolio. The Series'
portfolio is expected to include a
mix of common stocks and fixed
income securities.

START DATE: May 1, 1987

SIZE: $181 million as of December
31, 2000

MANAGER: Peter Palfrey has managed
the Series since January 1994 and
joined Back Bay Advisors in 1993.
Mr. Palfrey also manages Back Bay
Advisors Bond Income Series and
several other fixed income and
separate accounts. Richard
Raczkowski and Danny Chan began
managing the Series in May 2000.




Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--62.6% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--0.8%
  11,276 Boeing Co...............................................   $    744,216
   1,400 General Dynamics Corp. .................................        109,200
     500 Northrop Grumman Corp...................................         41,500
  15,400 Raytheon Co. (Class B)..................................        478,362
     900 TRW, Inc................................................         34,875
   1,000 Textron, Inc............................................         46,500
                                                                    ------------
                                                                       1,454,653
                                                                    ------------

         AIR TRAVEL--0.0%
   1,000 AMR Corp. (b)...........................................         39,188
     800 Delta Air Lines, Inc. ..................................         40,150
                                                                    ------------
                                                                          79,338
                                                                    ------------

         ALUMINUM--0.2%
  13,000 Alcoa, Inc..............................................        435,500
                                                                    ------------

         APPAREL & TEXTILES--0.0%
     400 Liz Claiborne, Inc......................................         16,650
     800 VF Corp. ...............................................         28,992
                                                                    ------------
                                                                          45,642
                                                                    ------------

         AUTO PARTS--0.1%
     500 Cooper Tire & Rubber Co.................................          5,313
   4,892 Delphi Automotive Systems Corp. ........................         55,035
   1,100 Goodyear Tire & Rubber Co...............................         25,289
     600 Johnson Controls, Inc...................................         31,200
     400 Snap-On, Inc............................................         11,150
   2,212 Visteon Corp. (b).......................................         25,438
                                                                    ------------
                                                                         153,425
                                                                    ------------

         AUTOMOBILES--0.6%
  29,900 Ford Motor Co...........................................        700,781
   7,000 General Motors Corp.....................................        356,563
                                                                    ------------
                                                                       1,057,344
                                                                    ------------

         BANKS--5.3%
  25,389 Bank of America Corp....................................      1,164,720
  15,100 Bank of New York Co., Inc...............................        833,331
   1,400 Charter One Financial, Inc. ............................         40,425
  22,500 Chase Manhattan Corp. ..................................      1,022,344
  35,688 Citigroup, Inc..........................................      1,822,319
  10,500 First Union Corp........................................        292,031
  12,500 FleetBoston Financial Corp. ............................        469,531
   1,700 Huntington Bancshares, Inc..............................         27,519
   4,800 J.P. Morgan & Co, Inc...................................        794,400
   3,000 Keycorp.................................................         84,000
  20,200 National City Corp......................................        580,750
   1,500 Regions Financial Corp. ................................         40,969
  15,900 US Bancorp..............................................        464,081

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         BANKS--(CONTINUED)
  18,100 Washington Mutual, Inc..................................   $    960,431
  17,200 Wells Fargo & Co........................................        957,825
                                                                    ------------
                                                                       9,554,676
                                                                    ------------

         BUILDING & CONSTRUCTION--0.2%
     400 Crane Co. ..............................................         11,375
  10,900 Masco Corp. ............................................        279,994
                                                                    ------------
                                                                         291,369
                                                                    ------------

         BUSINESS SERVICES--1.2%
  12,900 Automatic Data Processing, Inc. ........................        816,731
     800 Avery Dennison Corp.....................................         43,900
     500 Deluxe Corp.............................................         12,635
   2,800 First Data Corp.........................................        147,525
   9,800 H&R Block, Inc..........................................        405,475
  20,000 IMS Health, Inc.........................................        540,000
   1,800 Pitney Bowes, Inc. .....................................         59,625
     800 R.R. Donnelley & Sons Co................................         21,600
   6,887 Waste Management, Inc...................................        191,114
                                                                    ------------
                                                                       2,238,605
                                                                    ------------

         CHEMICALS--1.0%
     500 Ashland, Inc............................................         17,945
   4,700 Dow Chemical Co.........................................        172,137
  15,100 E.I. Du Pont de Nemours.................................        729,519
     200 FMC Corp................................................         14,338
   6,200 Minnesota Mining & Manufacturing Co.....................        747,100
   1,200 PPG Industries, Inc.....................................         55,575
   1,100 Praxair, Inc. ..........................................         48,812
     500 W.R. Grace & Co. .......................................          1,594
                                                                    ------------
                                                                       1,787,020
                                                                    ------------

         COMMUNICATION SERVICES--2.3%
  20,900 Comcast Corp. (b).......................................        872,575
   1,800 Gannett, Inc............................................        113,512
     500 Knight Ridder, Inc......................................         28,438
     300 Meredith Corp...........................................          9,656
   8,600 Nextel Communications, Inc. (b).........................        212,850
  32,960 SBC Communications, Inc.................................      1,573,840
  13,100 Time Warner, Inc. ......................................        684,344
   2,100 Tribune Co. ............................................         88,725
  12,573 Viacom, Inc. (Class B) (b)..............................        587,788
                                                                    ------------
                                                                       4,171,728
                                                                    ------------

         COMPUTERS & BUSINESS EQUIPMENT--7.0%
     700 Adaptec, Inc. ..........................................          7,175
   7,700 Analog Devices, Inc. (b)................................        394,144
     600 Andrew Corp.............................................         13,050
   2,200 Apple Computer, Inc.....................................         32,725
     400 Autodesk, Inc...........................................         10,775

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
   2,100 Broadcom Corp. .........................................   $    176,400
   1,300 Cabletron Systems, Inc. (b).............................         19,581
  56,400 Cisco Systems, Inc. (b).................................      2,157,300
  31,000 Dell Computer Corp., (b)................................        540,562
  21,200 EMC Corp. (b)...........................................      1,409,800
  35,700 Hewlett Packard Co. ....................................      1,126,781
  26,200 International Business Machines.........................      2,227,000
   2,100 LSI Logic Corp. ........................................         35,889
     900 Lexmark International, Inc. (b).........................         39,881
  49,336 Lucent Technologies, Inc. ..............................        666,036
  12,500 Micron Technology, Inc. ................................        443,750
  24,000 Motorola, Inc. .........................................        486,000
     700 NCR Corp. ..............................................         34,388
   1,200 National Semiconductor Corp. ...........................         24,150
     900 Novellus Systems, Inc. .................................         32,344
   3,900 Palm, Inc. .............................................        110,419
   8,800 Qualcomm, Inc. (b)......................................        723,250
  32,000 Sun Microsystems, Inc. .................................        892,000
   8,500 Tellabs, Inc. (b).......................................        480,250
   1,200 Teradyne, Inc. .........................................         44,700
  13,400 Texas Instruments, Inc. ................................        634,825
   4,600 Xerox Corp. ............................................         21,275
                                                                    ------------
                                                                      12,784,450
                                                                    ------------

         CONGLOMERATES--3.0%
  81,200 General Electric Co. ...................................      3,892,525
     600 ITT Industries, Inc. ...................................         23,250
  27,064 Tyco International, Ltd. ...............................      1,502,052
                                                                    ------------
                                                                       5,417,827
                                                                    ------------

         CONTAINERS & GLASS--0.0%
     400 Bemis, Inc. ............................................         13,425
   1,000 Owens-Illinois, Inc. ...................................          5,688
                                                                    ------------
                                                                          19,113
                                                                    ------------

         COSMETICS & TOILETRIES--0.4%
  18,000 Gillette Co. ...........................................        650,250
                                                                    ------------

         DOMESTIC OIL--4.1%
     600 Amerada Hess Corp. .....................................         43,837
   1,700 Anadarko Petroleum Corp. ...............................        120,836
     800 Apache Corp. ...........................................         56,050
   4,500 Chevron Corp. ..........................................        379,969
     900 Devon Energy Corp. .....................................         54,873
     800 EOG Resources, Inc. ....................................         43,750
  28,457 Exxon Mobil Corp. ......................................      2,473,980
   7,200 Halliburton Co. ........................................        261,000
  29,700 Occidental Petroleum Corp. .............................        720,225
  37,600 Royal Dutch Petroleum Co. (ADR).........................      2,277,150
     600 Sunoco, Inc. ...........................................         20,213

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DOMESTIC OIL--(CONTINUED)
   3,800 Texaco, Inc. ...........................................   $    236,075
   1,000 Tosco Corp. ............................................         33,938
   2,100 USX-Marathon Group......................................         58,275
  15,600 Unocal Corp. ...........................................        603,525
                                                                    ------------
                                                                       7,383,696
                                                                    ------------

         DRUGS & HEALTH CARE--8.4%
  12,000 Abbott Laboratories.....................................        581,251
  25,100 American Home Products Corp. ...........................      1,595,105
   9,200 Amgen, Inc. (b).........................................        588,225
     400 Bausch & Lomb, Inc. ....................................         16,175
   1,700 Becton Dickinson & Co...................................         58,863
   1,000 Biogen, Inc. ...........................................         60,063
   2,800 Boston Scientific Corp. (b).............................         38,325
  28,740 Bristol-Myers Squibb Co. ...............................      2,124,964
     300 C.R. Bard, Inc. ........................................         13,969
   5,100 Cardinal Health, Inc. ..................................        508,088
   9,000 Eli Lilly & Co. ........................................        837,562
  20,600 Johnson & Johnson.......................................      2,164,287
   9,900 Medtronic, Inc. ........................................        597,712
  19,300 Merck & Co, Inc. .......................................      1,806,962
  49,925 Pfizer, Inc. ...........................................      2,296,550
  11,600 Pharmacia Corp. ........................................        707,600
  18,400 Schering Plough Corp. ..................................      1,044,200
   2,200 UnitedHealth Group, Inc. ...............................        135,025
     700 Watson Pharmaceuticals, Inc. (b)........................         35,831
     400 Wellpoint Health Networks, Inc. (b).....................         46,100
                                                                    ------------
                                                                      15,256,857
                                                                    ------------

         ELECTRIC UTILITIES--1.6%
     900 Ameren Corp. ...........................................         41,681
     800 CMS Energy Corp. .......................................         25,350
   1,100 Cinergy Corp. ..........................................         38,638
  13,200 Consolidated Edison, Inc. ..............................        508,200
   1,000 DTE Energy Co. .........................................         38,938
   8,500 Duke Energy Co. ........................................        724,625
  21,400 Edison International, Inc. .............................        334,375
   1,600 FirstEnergy Corp. ......................................         50,500
  22,000 PG & E Corp. ...........................................        440,000
   1,000 PPL Corp. ..............................................         45,187
     600 Pinnacle West Capital Corp. ............................         28,575
   1,500 Public Service Enterprise Group, Inc. ..................         72,937
   2,000 Reliant Energy, Inc. ...................................         86,625
  10,700 TXU Corp. ..............................................        474,144
                                                                    ------------
                                                                       2,909,775
                                                                    ------------

         ELECTRICAL EQUIPMENT--0.6%
   1,300 American Power Conversion Corp. (b).....................         16,088
     600 Cooper Industries, Inc. ................................         27,562
  12,100 Emerson Electric Co. ...................................        953,631

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         ELECTRICAL EQUIPMENT--(CONTINUED)
     300 National Service Industries, Inc. ......................   $      7,706
   3,200 Rockwell International Corp. ...........................        152,400
                                                                    ------------
                                                                       1,157,387
                                                                    ------------

         ELECTRONICS--2.9%
   2,100 Advanced Micro Devices, Inc. (b)........................         29,006
   4,195 Agilent Technologies, Inc. (b)..........................        229,676
  11,900 Applied Materials, Inc. (b).............................        454,431
  12,700 Corning, Inc. ..........................................        670,719
   5,500 Honeywell International, Inc. ..........................        260,219
 106,200 Intel Corp. ............................................      3,192,637
   7,400 JDS Uniphase Corp. .....................................        308,488
   1,300 KLA Tencor Corp. (b)....................................         43,794
     300 Millipore Corp. ........................................         18,900
                                                                    ------------
                                                                       5,207,870
                                                                    ------------

         FINANCIAL SERVICES--2.9%
  14,400 American Express Co.....................................        791,100
     700 Bear Stearns Co., Inc. .................................         35,481
   1,800 CIT Group, Inc. ........................................         36,225
     800 Countrywide Credit Industries, Inc. ....................         40,200
   9,000 Federal Home Loan Mortgage Corp. .......................        619,875
  11,000 Federal National Mortgage Association...................        954,250
   1,500 Hartford Financial Services Group, Inc. ................        105,938
   3,300 Household International, Inc............................        181,500
   1,700 Lehman Brothers Holdings, Inc. .........................        114,963
  13,000 Merrill Lynch & Co., Inc. ..............................        886,437
  19,900 Morgan Stanley Dean Witter & Co. .......................      1,577,075
                                                                    ------------
                                                                       5,343,044
                                                                    ------------

         FOOD & BEVERAGES--2.8%
  19,400 Anheuser Busch Cos., Inc. ..............................        882,700
   4,400 Archer Daniels Midland Co. .............................         66,000
     500 Brown Forman Corp. (Class B)............................         33,250
   2,900 Campbell Soup Co. ......................................        100,413
  26,200 Coca Cola Co. ..........................................      1,596,562
   3,700 Conagra, Inc. ..........................................         96,200
     300 Coors Adolph Co. (Class B)..............................         24,094
   2,000 General Mills, Inc. ....................................         89,125
  22,850 H.J. Heinz Co. .........................................      1,083,947
  15,600 PepsiCo, Inc. ..........................................        773,175
  10,600 Sara Lee Corp. .........................................        260,362
                                                                    ------------
                                                                       5,005,828
                                                                    ------------

         GAS & PIPELINE UTILITIES--0.3%
   6,700 Enron Corp. ............................................        556,938
     300 Nicor, Inc. ............................................         12,956
   1,400 Sempra Energy...........................................         32,550
                                                                    ------------
                                                                         602,444
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         HOTELS & RESTAURANTS--0.3%
  14,200 McDonald's Corp. .......................................   $    482,800
   1,000 Tricon Global Restaurants, Inc. (b).....................         33,000
                                                                    ------------
                                                                         515,800
                                                                    ------------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
     400 Centex Corp. ...........................................         15,025
   1,100 Fortune Brands, Inc. ...................................         33,000
     300 Kaufman & Broad Home Corp. .............................         10,106
   1,800 Newell Rubbermaid, Inc. ................................         40,950
     300 Pulte Corp. ............................................         12,656
     100 Springs Industries, Inc. ...............................          3,244
     400 Tupperware Corp. .......................................          8,175
   1,300 Whirlpool Corp. ........................................         61,994
                                                                    ------------
                                                                         185,150
                                                                    ------------

         HOUSEHOLD PRODUCTS--1.0%
     400 Alberto Culver Co. (Class B)............................         17,125
     700 International Flavours & Fragrances, Inc. ..............         14,219
  23,100 Procter & Gamble Co. ...................................      1,811,906
   2,100 Ralston Purina Co. .....................................         54,862
                                                                    ------------
                                                                       1,898,112
                                                                    ------------

         INDUSTRIAL MACHINERY--0.6%
     100 Briggs & Stratton Corp. ................................          4,438
  13,500 Caterpillar, Inc. ......................................        638,719
   1,600 Deere & Co. ............................................         73,300
   1,400 Dover Corp. ............................................         56,787
   2,100 Illinois Tool Works, Inc. ..............................        125,081
   1,100 Ingersoll-Rand Co. .....................................         46,062
     500 Paccar, Inc. ...........................................         24,625
     800 Pall Corp. .............................................         17,050
     800 Parker Hannifin Corp. ..................................         35,300
     400 Timken Co. .............................................          6,050
     600 W.W. Grainger, Inc. ....................................         21,900
                                                                    ------------
                                                                       1,049,312
                                                                    ------------

         INSURANCE--2.2%
   1,000 Aetna, Inc. ............................................         41,063
   5,100 Allstate Corp. .........................................        222,169
   6,100 American General Corp. .................................        497,150
  19,186 American International Group, Inc. .....................      1,891,020
   3,700 CIGNA Corp. ............................................        489,510
     700 Jefferson-Pilot Corp. ..................................         52,325
   1,300 Lincoln National Corp. .................................         61,506
     700 Loews Corp. ............................................         72,494
     700 MBIA, Inc. .............................................         51,887
     700 MGIC Investment Corp. ..................................         47,206
   3,700 Marsh & McLennan Cos., Inc. ............................        432,900
   1,500 St. Paul Cos., Inc. ....................................         81,469

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         INSURANCE--(CONTINUED)
     900 Torchmark, Inc. ........................................   $     34,594
                                                                    ------------
                                                                       3,975,293
                                                                    ------------

         INTERNET--0.4%
  19,400 America Online, Inc. (b)................................        675,120
                                                                    ------------

         LEISURE--1.0%
  17,700 Carnival Corp. .........................................        545,381
   5,700 Eastman Kodak Co. ......................................        224,438
   1,200 Hasbro, Inc. ...........................................         12,750
  26,400 Mattel, Inc. ...........................................        381,216
     300 Polaroid Corp. .........................................          1,744
  21,805 The Walt Disney Co. ....................................        630,982
                                                                    ------------
                                                                       1,796,511
                                                                    ------------

         MINING--0.1%
   7,926 Newmont Mining Corp. ...................................        135,237
     600 Nucor Corp. ............................................         23,813
                                                                    ------------
                                                                         159,050
                                                                    ------------

         NON-FERROUS METALS--0.1%
   2,300 Alcan Aluminum, Ltd. ...................................         78,631
   2,700 Barrick Gold Corp. .....................................         44,226
                                                                    ------------
                                                                         122,857
                                                                    ------------

         PAPER & FOREST--0.6%
     400 Boise Cascade Corp. ....................................         13,450
   8,400 Georgia-Pacific Corp. ..................................        261,450
   9,100 Kimberly-Clark Corp. ...................................        643,279
     700 Louisiana-Pacific Corp. ................................          7,087
     400 Temple-Inland, Inc. ....................................         21,450
   1,500 Weyerhaeuser Co. .......................................         76,125
                                                                    ------------
                                                                       1,022,841
                                                                    ------------

         PUBLISHING--0.1%
     400 American Greetings Corp. ...............................          3,775
     600 Dow Jones & Co., Inc. ..................................         33,975
   1,300 McGraw-Hill Cos, Inc. ..................................         76,212
   1,100 New York Times Co. .....................................         44,069
                                                                    ------------
                                                                         158,031
                                                                    ------------

         RAILROADS & EQUIPMENT--0.3%
  12,700 Burlington Northern Santa Fe Corp. .....................        359,568
  13,500 Norfolk Southern Corp. .................................        179,719
                                                                    ------------
                                                                         539,287
                                                                    ------------
         RETAIL--3.3%
  21,900 Albertsons, Inc. .......................................        580,350
     900 Autozone, Inc. .........................................         25,650

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         RETAIL--(CONTINUED)
   1,400 Best Buy Co., Inc. (b)..................................   $     41,387
   1,400 Circuit City Stores, Inc. ..............................         16,100
     800 Consolidated Stores Corp. (b)...........................          8,500
     600 Dillard's, Inc. ........................................          7,088
   1,400 Federated Department Stores, Inc. ......................         49,000
  27,000 Home Depot, Inc. .......................................      1,233,562
  38,900 Kmart Corp. ............................................        206,656
     300 Long's Drug Stores Corp. ...............................          7,238
   2,600 Lowe's Cos., Inc. ......................................        115,700
  13,700 May Department Stores Co. ..............................        448,675
     900 Nordstrom, Inc. ........................................         16,369
   2,100 Office Depot, Inc. (b)..................................         14,963
   2,400 Sears Roebuck & Co. ....................................         83,400
   1,100 Sherwin-Williams Co. ...................................         28,944
     900 Supervalu, Inc. ........................................         12,488
   2,000 TJX Companies, Inc. ....................................         55,500
   6,300 Target Corp. ...........................................        203,175
  18,000 The Gap, Inc. ..........................................        459,000
   1,400 Toys "R" Us, Inc. (b)...................................         23,362
  35,400 Wal-Mart Stores, Inc. ..................................      1,880,625
  11,000 Walgreen Co. ...........................................        459,937
                                                                    ------------
                                                                       5,977,669
                                                                    ------------

         SOFTWARE--2.8%
   1,700 BMC Software, Inc. (b)..................................         23,800
   4,100 Computer Associates International, Inc. ................         79,950
   2,500 Compuware Corp. (b).....................................         15,625
  42,900 Microsoft Corp. (b).....................................      1,860,788
   2,200 Novell, Inc. (b)........................................         11,481
  85,200 Oracle Corp. (b)........................................      2,476,125
   2,200 Unisys Corp. ...........................................         32,175
   5,300 Veritas Software Corp. (b)..............................        463,750
   5,000 Yahoo, Inc. ............................................        150,859
                                                                    ------------
                                                                       5,114,553
                                                                    ------------

         STEEL--0.0%
     220 USX-U.S. Steel Group....................................          3,960
                                                                    ------------

         TECHNOLOGY--0.0%........................................
   2,195 Avaya, Inc..............................................         22,636
                                                                    ------------

         TELEPHONE--2.8%
  68,191 AT&T Corp. .............................................      1,180,557
  18,800 BellSouth Corp..........................................        769,625
  12,900 Qwest Communications International, Inc. (b)............        528,900
  26,400 Nortel Networks Corp. ..................................        846,450
   6,100 Sprint Corp. (FON Group)................................        123,906
  25,756 Verizon Communications..................................      1,291,019
  19,800 Worldcom, Inc. .........................................        278,438
                                                                    ------------
                                                                       5,018,895
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
    SHARES                                                          (NOTE 1A)

              TOBACCO--1.0%
       41,400 Philip Morris Cos., Inc...........................   $  1,821,600
        1,100 UST, Inc..........................................         30,869
                                                                   ------------
                                                                      1,852,469
                                                                   ------------

              TRUCKING & FREIGHT FORWARDING--0.2%
       10,400 FedEx Corp........................................        415,584
                                                                   ------------
              Total Common Stocks
               (Identified Cost $89,768,034)....................    113,510,971
                                                                   ------------
BONDS & NOTES--33.7%

     FACE
    AMOUNT

              AEROSPACE & DEFENSE--0.1%
 $    220,000 Lockheed Martin Corp.
               8.500%, 12/01/29.................................        250,385
                                                                   ------------

              BROADCASTING--1.6%
    3,000,000 CSC Holdings, Inc.
               7.875%, 02/15/18.................................      2,809,596
                                                                   ------------

              DOMESTIC OIL--0.1%
      145,000 Pioneer Natural Resources Co.
               9.625%, 04/01/10.................................        155,035
                                                                   ------------

              ELECTRIC UTILITIES--0.7%
      210,000 Florida Power & Light Co.
               6.875%, 12/01/05.................................        215,232
      300,000 Sempra Energy
               6.950%, 12/01/05.................................        293,779
      690,000 Southern Energy, Inc. (144A)
               8.625%, 06/30/12.................................        691,256
                                                                   ------------
                                                                      1,200,267
                                                                   ------------

              FEDERAL AGENCIES--0.5%
      680,000 Federal Home Loan Mortgage
               5.250%, 01/15/06, (EUR)..........................        647,779
       11,176 Government National Mortgage Association 11.500%,
               07/15/10.........................................         11,920
        5,602 Government National Mortgage Association 11.500%,
               10/15/10.........................................          6,206
       19,953 Government National Mortgage Association 11.500%,
               11/15/10.........................................         22,105
       12,362 Government National Mortgage Association 11.500%,
               02/15/13.........................................         13,714

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              FEDERAL AGENCIES--(CONTINUED)
 $     15,315 Government National Mortgage Association 11.500%,
               03/15/13.........................................   $     17,115
       43,848 Government National Mortgage Association 11.500%,
               04/15/13.........................................         49,075
       17,383 Government National Mortgage Association 11.500%,
               05/15/13.........................................         19,426
       14,470 Government National Mortgage Association 11.500%,
               08/15/13.........................................         16,171
      137,859 Government National Mortgage Association 10.000%,
               09/15/18.........................................        150,309
                                                                   ------------
                                                                        953,820
                                                                   ------------
              FINANCE & BANKING--0.3%
      560,000 Verizon Global Funding Corp. (144A)
              7.750%, 12/01/30..................................        571,485
                                                                   ------------
              FINANCIAL SERVICES--1.1%
    1,835,000 UBS Preferred Funding Trust I
              8.622%, 10/29/49..................................      1,929,717
                                                                   ------------
              FOREIGN CORPORATE--3.1%
      485,000 Corning, Inc. (144A)
               5.625%, 02/18/05, (EUR)..........................        454,960
    6,000,000 European Investment Bank
               6.000%, 07/15/05, (AUD)..........................      3,363,135
      710,000 KPNQuest
               7.125%, 06/01/09, (EUR)..........................        584,687
    1,300,000 Kappa Beheer B.V.
               10.625%, 07/15/09, (EUR).........................      1,247,555
                                                                   ------------
                                                                      5,650,337
                                                                   ------------
              FOREIGN GOVERNMENT--7.7%
    5,000,000 Government of Canada
               Zero Coupon, 03/15/21, (CAD).....................      1,033,993
   15,000,000 Government of Canada
               Zero Coupon, 06/01/25, (CAD).....................      2,548,491
   15,000,000 Province of Quebec Global Issuance (Stripped) Zero
               Coupon,
               01/16/23, (CAD)..................................      2,389,122
    3,000,000 Province of Ontario
               8.100%, 09/08/23, (CAD)..........................      2,462,807
   15,000,000 Province of Ontario
               Zero Coupon, 09/08/23, (CAD).....................      2,460,308
    3,600,000 Province of Quebec
               8.500%, 04/01/26, (CAD)..........................      3,034,793
                                                                   ------------
                                                                     13,929,514
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

     FACE                                                              VALUE
    AMOUNT                                                           (NOTE 1A)

              GAS & PIPELINE UTILITIES--0.3%
 $    560,000 El Paso Energy Corp.
               6.950%, 12/15/07..................................   $    562,138
                                                                    ------------

              RAILROADS & EQUIPMENT--0.2%
      340,000 MTR Corp.
               7.500%, 11/08/10..................................        356,895
                                                                    ------------

              RETAIL--1.9%
    4,285,000 Great Atlantic & Pacific Tea, Inc.
               7.750%, 04/15/07..................................      2,518,637
    1,000,000 J.C. Penney Co., Inc.
               9.750%, 06/15/21..................................        617,417
      550,000 Rite Aid Corp.
               7.125%, 01/15/07..................................        152,625
      300,000 Rite Aid Corp. 7.700%, 02/15/27....................         79,875
                                                                    ------------
                                                                       3,368,554
                                                                    ------------

              TELEPHONE--2.9%
    5,000,000 MCI Communications Corp. 7.125%, 06/15/27..........      5,052,110
      200,000 Motorola, Inc. 7.625%, 11/15/10....................        205,985
                                                                    ------------
                                                                       5,258,095
                                                                    ------------

              YANKEE--13.2%
      490,000 British Telecommunications, Plc.
               8.125%, 12/15/10..................................        497,468
    2,000,000 Empresa Nacional de Electricidad S.A.
               8.500%, 04/01/09..................................      2,017,658
      255,000 Global Crossings Holdings, Ltd.
               9.625%, 05/15/08..................................        240,975
    1,700,000 Kappa Beheer B.V.
               10.625%, 07/15/09.................................      1,742,500
    3,000,000 Kimberly-Clark de Mexico S.A. (144A)
               8.875%, 08/01/09..................................      3,018,690
      165,000 Koninklijke KPN N.V. (144A)
               8.000%, 10/01/10..................................        154,599
      740,000 Multicanal S.A.
               13.125%, 04/15/09.................................        586,450
    1,017,500 PDVSA Finance, Ltd.
               8.750%, 02/15/04..................................      1,027,989
      500,000 PDVSA Finance, Ltd.
               6.650%, 02/15/06..................................        463,301
    1,500,000 Pemex Finance, Ltd.
               9.150%, 11/15/18..................................      1,582,897
    2,000,000 Pemex Petroleos Mexicanos
               9.500%, 09/15/27..................................      1,995,000
      925,000 Pindo Deli Finance Mauritius, Ltd.
               10.750%, 10/01/07.................................        335,313
    2,000,000 Republic of Colombia
               9.750%, 04/23/09..................................      1,825,000

     FACE                                                              VALUE
    AMOUNT                                                           (NOTE 1A)

              YANKEE--(CONTINUED)
 $  3,000,000 Republic of Panama
               8.875%, 09/30/27..................................   $  2,557,500
      500,000 Republic of Panama
               9.375%, 04/01/29..................................        487,249
    1,500,000 Republic of Philippines
               9.875%, 01/15/19..................................      1,207,500
    2,000,000 Total Access Communication
               (144A) 8.375%, 11/04/06...........................      1,730,000
      760,000 United Mexican States
               8.500%, 02/01/06..................................        769,500
      155,000 United Mexican States
               9.875%, 02/01/10..................................        166,703
    1,500,000 YPF Sociedad Anonima
               9.125%, 02/24/09..................................      1,564,003
                                                                    ------------
                                                                      23,970,295
                                                                    ------------
              Total Bonds & Notes
               (Identified Cost $63,734,513).....................     60,966,133
                                                                    ------------
CONVERTIBLE BONDS--1.4%

              ELECTRONICS--1.4%
    5,000,000 Solectron Corp. Zero Coupon,
               11/20/20..........................................      2,587,500
                                                                    ------------
              Total Convertible Bonds
               (Identified Cost $2,669,965)......................      2,587,500
                                                                    ------------
SHORT TERM INVESTMENT--1.7%

              COMMERCIAL PAPER--1.7%
    3,070,000 Household Finance Corp.
               6.500%, 01/02/01..................................      3,069,446
                                                                    ------------
              Total Short Term Investment
               (Identified Cost $3,069,446)......................      3,069,446
                                                                    ------------
              Total Investments--99.4%
               (Identified Cost $159,241,958) (a)................    180,134,049
              Other assets less liabilities......................      1,136,184
                                                                    ------------

              TOTAL NET ASSETS--100%.............................   $181,270,233
                                                                    ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

NOTES TO PORTFOLIO OF INVESTMENTS

(a)  Federal Tax Information:
  At December 31, 2000 the net unrealized appreciation on investments based on cost of $159,241,958 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 37,609,204
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (16,717,113)
                                                                   ------------
   Net unrealized appreciation...................................  $ 20,892,091
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:

144A-- Securities exempt from registration under Rule 144A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,620,990 or 3.7% of net assets.
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
AUD--  Australian Dollar
CAD--  Canadian Dollar

EUR--  Euro Currency

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES
STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.....................................          $180,134,049
 Cash.....................................................                 2,292
 Receivable for:
 Fund shares sold.........................................                47,489
 Dividends and interest...................................             1,333,145
                                                                    ------------
  Total Assets............................................           181,516,975
LIABILITIES
 Payable for:
 Fund shares redeemed.....................................  $89,778
 Accrued expenses:
 Management fees..........................................   77,181
 Deferred trustees fees...................................   61,712
 Other expenses...........................................   18,071
                                                            -------
  Total Liabilities.......................................               246,742
                                                                    ------------
NET ASSETS................................................          $181,270,233
                                                                    ============
 Net assets consist of:
 Capital paid in..........................................          $125,293,536
 Undistributed net investment income......................             6,254,573
 Accumulated net realized gains (losses)..................            28,823,131
 Unrealized appreciation (depreciation) on investments and
  foreign currency........................................            20,898,993
                                                                    ------------
NET ASSETS................................................          $181,270,233
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($181,270,233 divided by 975,008 shares of beneficial
 interest)................................................          $     185.92
                                                                    ============
Identified cost of investments............................          $159,241,958
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends........................................                $  1,737,408
 Interest.........................................                   5,759,019
                                                                  ------------
                                                                     7,496,427
EXPENSES
 Management fees..................................  $  1,005,439
 Trustees fees and expenses.......................        12,767
 Custodian........................................        97,860
 Audit and tax services...........................        14,534
 Legal............................................         6,475
 Printing.........................................        27,058
 Insurance........................................         1,881
 Miscellaneous....................................         6,886
                                                    ------------
  Total expenses..................................                   1,172,900
                                                                  ------------
NET INVESTMENT INCOME.............................                   6,323,527
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................    28,890,660
 Foreign currency transactions--net...............      (122,463)   28,768,197
                                                    ------------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................   (41,830,686)
 Foreign currency transactions--net...............         4,538   (41,826,148)
                                                    ------------  ------------
Net gain (loss)...................................                 (13,057,951)
                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................                $ (6,734,424)
                                                                  ============


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BACK BAY ADVISORS MANAGED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  6,323,527  $  6,839,113
 Net realized gain (loss)..........................   28,768,197    24,544,949
 Unrealized appreciation (depreciation)............  (41,826,148)  (10,963,195)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (6,734,424)   20,420,867
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (6,667,691)
 Net realized gain.................................   (4,495,121)  (24,078,071)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (4,495,121)  (30,745,762)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   27,136,368    35,751,814
 Reinvestment of distributions.....................    4,495,121    30,745,762
 Cost of shares redeemed...........................  (58,012,456)  (50,931,129)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  (26,380,967)   15,566,447
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (37,610,512)    5,241,552
NET ASSETS
 Beginning of the year.............................  218,880,745   213,639,193
                                                    ------------  ------------
 End of the year................................... $181,270,233  $218,880,745
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $  6,254,573  $     (7,473)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      139,823       165,739
 Issued in reinvestment of distributions...........       23,231       155,035
 Redeemed..........................................     (300,146)     (236,987)
                                                    ------------  ------------
 Net Change........................................     (137,092)       83,787
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
Net asset value, beginning of
 year.......................... $ 196.82  $ 207.76  $ 189.85  $ 170.37  $ 163.52
                                --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income.........     6.49      6.98      6.56      6.38      6.43
 Net realized and unrealized
  gain (loss) on investments...   (12.98)    13.48     30.50     38.47     18.21
                                --------  --------  --------  --------  --------
 Total from investment
  operations...................    (6.49)    20.46     37.06     44.85     24.64
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income............     0.00     (6.83)    (6.51)    (6.42)    (6.34)
 Distributions from net
  realized capital gains.......    (4.41)   (24.57)   (12.64)   (18.95)   (11.45)
                                --------  --------  --------  --------  --------
 Total distributions...........    (4.41)   (31.40)   (19.15)   (25.37)   (17.79)
                                --------  --------  --------  --------  --------
Net asset value, end of year... $ 185.92  $ 196.82  $ 207.76  $ 189.85  $ 170.37
                                ========  ========  ========  ========  ========
TOTAL RETURN (%)...............     (3.4)     10.0      19.7      26.6      15.0
Ratio of operating expenses to
 average net assets (%)........     0.58      0.58      0.58      0.61      0.62
Ratio of net investment income
 to average net assets (%).....     3.14      3.16      3.15      3.20      3.64
Portfolio turnover rate (%)....       48        49        25        65        72
Net assets, end of year (000)...$181,270. $218,881  $213,639  $188,783  $160,888

                See accompanying notes to financial statements.

BALANCED SERIES
PORTFOLIO MANAGERS: MAYA K. BITTAR, CFA AND THOMAS L. PAPPAS, CFA
WELLINGTON MANAGEMENT COMPANY, LLP

[PHOTO OF MAYA K. BITTAR]
[PHOTO OF THOMAS L. PAPPAS]

Q: HOW DID THE SERIES PERFORM DURING THE PAST 8 MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEER GROUP?

A: Wellington Management assumed portfolio management responsibilities as the investment sub-adviser to the New England Zenith Balanced Series on May 1, 2000. Over this time period (5/1/00-12/31/00), the portfolio returned -1.3%, modestly outperforming a composite return of the Standard & Poor's 500 Stock Index/21/ (60%) and the Lehman Aggregate Bond Index/2/ (40%), which returned - 1.4% for the same period.

For the year ended December 31, 2000, including the performance prior to Wel-lington Management's assumption of portfolio manager responsibilities, the Se-ries returned -1.9% compared to the -1.0% return of the composite and +2.3% of the Lipper Variable Insurance Products Balanced Fund Average/7/.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

If 1999 was the year of technology, telecom, and media, then 2000 was the year of electrical utilities, healthcare, financials and energy. With an unfriendly Federal Reserve worried about an overheated economy and rising inflation during the first half of the year, and worried investors scrambling to get out of Internet related stocks during the second half of the year, it was difficult for the market to make much headway over the past twelve months. Indeed, the S&P 500 had its worst year since 1977, returning -9.1%. However, many sectors within the S&P 500 performed quite well over the course of 2000. In terms of size and investment style, mid- and small-cap stocks outperformed large-cap stocks and value stocks did better than growth stocks.

Looking back at the bond market in 2000, one wanted long duration and high quality bonds, and the reverse of these positions generally hurt. Governments, mortgages, and corporates performed well throughout 2000, but treasuries took the lead, posting the strongest returns. High yield bonds significantly underperformed treasuries in this less liquid credit environment.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY?

A: The investment strategy of the Balanced Series remains multi-faceted, in-vesting in stocks for potential long-term growth, and investing in bonds to help cushion the volatility within the equity market. The strategy for the eq-uity portion of the Series continues to employ top-down sector analysis and bottom-up security selection. The fixed income portion of the Balanced Series combines top-down yield spread analysis and bottom-up security valuation to de-termine the relative attractiveness for each sector of the bond market.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE DURING THE PAST EIGHT MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The equity portion of the portfolio performed well versus the index because of overweights in healthcare and energy, which were maintained throughout most of the period. We also increased exposure to financials, consumer staples, and electrical utilities that tend to do well during periods of uncertainty and economic weakness. The Series' best performing equity holdings during 2000 in-cluded Cardinal Health, Immunex, Schering-Plough, CVS, El Paso Energy and Safeway. Our holdings in Worldcom, Teradyne, Dell, JDS Uniphase, Global Cross-ing and Intel noticeably detracted from performance during the period.

In a year when the S&P 500 was down -9.1%, the Series' allocation to bonds (41% as of December 31, 2000) offered some downside protection, in light of the ex-treme short-term volatility experienced by the equity market. Despite having a slightly defensive structure during a period of falling long-term rates, the Series' yield curve exposure and faith in the corporate and mortgage sectors paid generous dividends. Our performance was enhanced not only by what the Se-ries owned, but also by what it avoided. Several credit problems and the high-est yielding, newer passthroughs dragged down the index performance.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE THE PORTFOLIO?

A: Looking ahead, in spite of the recent poor results for large cap equity in-vestors, we remain cautiously optimistic. We have already seen the beginning of the Federal Reserve's rate reductions, and we expect further rate cuts to re-store economic growth in the U.S. Inflation should remain under control. We believe that the risk is that the Fed has overplayed its hand by keeping mone-tary policy too tight for too long and that there will be a general failure of confidence in the economy, which could lead to further contraction and, ulti-mately, a recession. Although we do not believe that a recession is imminent, we will continue to invest somewhat defensively by maintaining overweights in healthcare, consumer staples, electrical utilities and energy while looking for opportunities in telecommunications, technology and media.

The current positioning of the Series reflects our somewhat cautious outlook for the year ahead. As usual, we expect asset allocation changes to be gradual over time, as the Series does not try to time the market.

                                    [GRAPH]

            A $10,000 INVESTMENT COMPARED TO THE CREDIT S&P 500 AND
                     LEHMAN BROTHERS GOV'T/CREDIT INDICES
                          SINCE THE SERIES' INCEPTION

                                           Lehman
               Balanced Series       Government/Credit       S&P 500
10/31/94           $10,000                $10,000            $10,000
12/31/94             9,990                 10,048              9,774
12/31/95            12,467                 11,981             13,437
12/31/96            14,573                 12,329             16,538
12/31/97            16,933                 13,532             22,034
12/31/98            18,476                 14,814             28,368
12/31/99            17,541                 14,496             34,319
12/31/00            17,205                 16,214             31,239

Average Annual Total Return

                                                               LIPPER VARIABLE
                                        LEHMAN                  BALANCED FUND
                  BALANCED SERIES  GOVERNMENT/CREDIT  S&P 500      AVERAGE
1 Year                 -1.9%             11.9%         -9.1%         2.3%
3 Years                 0.5               6.2          12.3          8.2
5 Years                 6.7               6.2          18.4         11.4
Since Inception         9.2               8.2          20.3          n/a

[CHECKMARK]

     FUND FACTS

     BALANCED SERIES

GOAL: Long-term total return from a
combination of capital appreciation
and current income.
START DATE: October 31, 1994
SIZE: $160 million as of December
31, 2000
MANAGERS: Maya Bittar and Thomas
Pappas have served as portfolio
managers of the series since May 1,
2000.


Fund Facts

Goal: Long-term total return from a combination of capital appreciation and current income.

Start date: October 31, 1994

Size: $160 million as of December 31, 2000

Managers: Maya Bittar and Thomas Pappas have served as portfolio managers of the series since May 1, 2000.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--56.5% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        AEROSPACE & DEFENSE--1.4%
 15,000 Boeing Co. ..............................................   $    990,000
 16,000 United Technologies Corp. ...............................      1,258,000
                                                                    ------------
                                                                       2,248,000
                                                                    ------------

        ALUMINUM--0.4%
 17,400 Alcoa, Inc. .............................................        582,900
                                                                    ------------

        BANKS--3.3%
 27,100 Bank One Corp............................................        992,537
 21,900 Chase Manhattan Corp.....................................        995,081
 46,333 Citigroup, Inc. .........................................      2,365,879
 25,500 FleetBoston Financial Corp. .............................        957,844
                                                                    ------------
                                                                       5,311,341
                                                                    ------------

        BUSINESS SERVICES--1.6%
 22,800 Automatic Data Processing, Inc. .........................      1,443,525
 39,100 Waste Management, Inc. ..................................      1,085,025
                                                                    ------------
                                                                       2,528,550
                                                                    ------------

        CHEMICALS--1.5%
 29,100 Dow Chemical Co. ........................................      1,065,788
 10,600 Minnesota Mining & Manufacturing Co......................      1,277,300
                                                                    ------------
                                                                       2,343,088
                                                                    ------------

        COMMUNICATION SERVICES--2.0%
 26,000 Gannett, Inc. ...........................................      1,639,625
 33,596 SBC Communications, Inc..................................      1,604,209
                                                                    ------------
                                                                       3,243,834
                                                                    ------------

        COMPUTERS & BUSINESS EQUIPMENT--6.2%
 68,600 Cisco Systems, Inc. (b)..................................      2,623,950
 29,500 Dell Computer Corp. (b)..................................        514,406
 11,000 EMC Corp. (b)............................................        731,500
 14,800 Hewlett Packard Co. .....................................        467,125
 16,800 International Business Machines Corp. ...................      1,428,000
  3,000 Juniper Networks, Inc. ..................................        378,187
 25,300 Micron Technology, Inc. .................................        898,150
 11,400 Palm, Inc. ..............................................        322,763
 15,400 Tellabs, Inc. (b)........................................        870,100
 26,600 Teradyne, Inc. ..........................................        990,850
 13,100 Vitesse Semiconductor Corp. .............................        724,594
                                                                    ------------
                                                                       9,949,625
                                                                    ------------

        CONGLOMERATES--2.0%
 37,200 General Electric Co. ....................................      1,783,275
 25,400 Tyco International, Ltd. ................................      1,409,700
                                                                    ------------
                                                                       3,192,975
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DOMESTIC OIL--4.2%
 43,000 Conoco, Inc. (Class B)...................................   $  1,244,313
 35,500 Exxon Mobil Corp. .......................................      3,086,281
 11,600 Schlumberger, Ltd........................................        927,275
 15,800 Texaco, Inc..............................................        981,575
 10,400 Unocal Corp..............................................        402,350
                                                                    ------------
                                                                       6,641,794
                                                                    ------------

        DRUGS & HEALTH CARE--9.2%
 27,300 Abbott Laboratories......................................      1,322,344
 29,100 American Home Products Corp. ............................      1,849,305
  6,100 Baxter International, Inc................................        538,706
 22,400 Bristol-Myers Squibb Co..................................      1,656,200
  6,600 Eli Lilly & Co...........................................        614,213
 26,600 HCA Healthcare Co. ......................................      1,170,666
  7,600 Immunex Corp. (b)........................................        308,750
 12,200 Johnson & Johnson........................................      1,281,762
 18,300 Merck & Co, Inc. ........................................      1,713,337
 41,200 Pfizer, Inc..............................................      1,895,200
 17,500 Pharmacia Corp...........................................      1,067,500
 24,200 Schering Plough Corp. ...................................      1,373,350
                                                                    ------------
                                                                      14,791,333
                                                                    ------------

        ELECTRIC UTILITIES--1.7%
 10,900 Duke Energy Co...........................................        929,225
  7,500 Exelon Corp. ............................................        526,575
 18,200 FPL Group, Inc. .........................................      1,305,850
                                                                    ------------
                                                                       2,761,650
                                                                    ------------

        ELECTRICAL EQUIPMENT--0.7%
 14,300 Emerson Electric Co. ....................................      1,127,019
                                                                    ------------

        ELECTRONICS--2.2%
 54,600 Intel Corp...............................................      1,651,650
 16,600 JDS Uniphase Corp. ......................................        692,012
 35,200 Solectron Corp. .........................................      1,193,280
                                                                    ------------
                                                                       3,536,942
                                                                    ------------

        FINANCIAL SERVICES--3.3%
 13,800 Hartford Financial Services Group, Inc. .................        974,625
 16,000 Merrill Lynch & Co., Inc.................................      1,091,000
 21,100 Morgan Stanley Dean Witter & Co. ........................      1,672,175
 12,200 State Street Corp. ......................................      1,515,362
                                                                    ------------
                                                                       5,253,162
                                                                    ------------

        FOOD & BEVERAGES--1.9%
 10,100 Anheuser Busch Cos., Inc. ...............................        459,550
 23,000 General Mills, Inc. .....................................      1,024,937
 29,900 PepsiCo, Inc. ...........................................      1,481,919
                                                                    ------------
                                                                       2,966,406
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        GAS & PIPELINE UTILITIES--0.7%
 16,300 El Paso Energy Corp......................................   $  1,167,488
                                                                    ------------

        HOTELS & RESTAURANTS--1.0%
 48,300 McDonald's Corp..........................................      1,642,200
                                                                    ------------

        HOUSEHOLD PRODUCTS--1.0%
 21,200 Procter & Gamble Co. ....................................      1,662,875
                                                                    ------------

        INSURANCE--2.6%
 20,000 American International Group, Inc. ......................      1,971,250
 18,500 Marsh & McLennan Cos., Inc. .............................      2,164,500
                                                                    ------------
                                                                       4,135,750
                                                                    ------------

        INTERNET--0.8%
 38,200 America Online, Inc. (b).................................      1,329,360
                                                                    ------------

        PAPER & FOREST--0.8%
 17,100 Kimberly-Clark Corp. ....................................      1,208,799
                                                                    ------------

        PETROLEUM SERVICES--0.2%
  5,900 Transocean Sedco Forex, Inc. ............................        271,400
                                                                    ------------

        RETAIL--3.7%
 17,200 CVS Corp.................................................      1,030,925
 34,300 Home Depot, Inc. ........................................      1,567,081
 24,700 Safeway, Inc. (b)........................................      1,543,750
 32,400 Wal-Mart Stores, Inc.....................................      1,721,250
                                                                    ------------
                                                                       5,863,006
                                                                    ------------

        SOFTWARE--2.1%
 45,300 Microsoft Corp. (b)......................................      1,964,887
 32,300 Oracle Corp. (b).........................................        938,719
  4,900 Veritas Software Corp. (b)...............................        428,750
                                                                    ------------
                                                                       3,332,356
                                                                    ------------

        TELEPHONE--2.0%
 73,800 AT&T Corp. (Liberty Media) (b)...........................      1,000,913
 32,300 Global Crossing, Ltd. ...................................        462,294
 22,000 Nortel Networks Corp.....................................        705,375
 81,050 Worldcom, Inc. ..........................................      1,134,700
                                                                    ------------
                                                                       3,303,282
                                                                    ------------
        Total Common Stocks
         (Identified Cost $94,918,513)...........................     90,395,135
                                                                    ------------

BONDS & NOTES--41.8%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            AIR TRAVEL--0.1%
   $ 25,000 American Airlines 10.180%, 01/02/13.................   $     26,990
     50,000 Atlas Air, Inc. 10.750%, 08/01/05...................         51,500
                                                                   ------------
                                                                         78,490
                                                                   ------------

            APPAREL & TEXTILES--0.0%
     40,000 Galey & Lord, Inc.
             9.125%, 03/01/08...................................         21,600
     50,000 Pillowtex Corp. 9.000%, 12/15/07 (d)................          2,000
     50,000 Westpoint Stevens, Inc. 7.875%, 06/15/05............         37,250
                                                                   ------------
                                                                         60,850
                                                                   ------------

            AUTOMOBILES--0.4%
     55,000 Exide Corp. 10.000%, 04/15/05.......................         39,600
     30,000 Federal-Mogul Corp. 7.750%, 07/01/06................          4,950
     25,000 Federal-Mogul Corp. 7.500%, 01/15/09................          4,000
     75,000 Federal-Mogul Corp. 7.875%, 07/01/10................         12,000
    500,000 Hertz Corp. 8.250%, 06/01/05........................        525,819
     25,000 LDM Technologies, Inc. 10.750%, 01/15/07............         11,500
     25,000 Lear Corp. 9.500%, 07/15/06.........................         23,052
     25,000 Lear Corp. 8.110%, 05/15/09.........................         22,722
                                                                   ------------
                                                                        643,643
                                                                   ------------

            BROADCASTING--0.4%
     50,000 CSC Holdings, Inc. (Series B) 8.125%, 08/15/09......         50,956
     50,000 Fox/Liberty Networks LLC 0/9.750% 08/15/07 (c)......         43,875
     50,000 Granite Broadcasting Corp. 8.875%, 05/15/08.........         28,000
     40,000 Lin Holdings Corp. 0/10.000% 03/01/08 (c)...........         29,300
    400,000 News America Holdings, Inc. 9.250%, 02/01/13........        428,536
     50,000 United Pan-Europe
             10.875%, 08/01/09..................................         32,000
                                                                   ------------
                                                                        612,667
                                                                   ------------

            BUSINESS SERVICES--0.0%
     20,000 Iron Mountain, Inc. 10.125%, 10/01/06...............         20,600
     25,000 Owens & Minor, Inc. 10.875%, 06/01/06...............         26,000
     20,000 Resolution Performance Products (144A) 13.500%,
             11/15/10...........................................         20,500
                                                                   ------------
                                                                         67,100
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            CHEMICALS--0.3%
 $   50,000 Borden Chemicals & Plastics Operating 9.500%,
             05/01/05...........................................   $     18,563
     50,000 Georgia Gulf Corp. 10.375%, 11/01/07................         47,000
    300,000 ICI Wilmington, Inc. 6.950%, 09/15/04...............        293,043
     25,000 Lyondell Chemical Co. 9.625%, 05/01/07..............         24,250
     50,000 Lyondell Chemical Co. 10.875%, 05/01/09.............         47,000
     25,000 Sterling Chemicals, Inc. 11.750%, 08/15/06..........         11,875
                                                                   ------------
                                                                        441,731
                                                                   ------------

            COAL--0.0%
     20,000 Benedek Communications Corp. 0/13.250% 05/15/06 (c).         14,400
                                                                   ------------

            COMMUNICATIONS--0.6%
    100,000 Adelphia Communications Corp. 7.750%, 01/15/09......         83,000
     50,000 Charter Communication Holdings LLC 8.250%, 04/01/07.         45,500
     60,000 Exodus Communications, Inc. 10.750%, 12/15/09.......         52,200
     50,000 Fairchild Semiconductor Corp. 10.125%, 03/15/07.....         46,000
     50,000 Gray Communications Systems, Inc. 10.625%, 10/01/06.         49,500
     75,000 Level 3 Communications, Inc. 9.125%, 05/01/08.......         60,000
    100,000 Nextel Communications, Inc. 0/9.750% 10/31/07 (c)...         73,000
     50,000 RCN Corp. (Series B) 0/11.125% 10/15/07 (c).........         18,000
     25,000 RCN Corp. 10.000%, 10/15/07.........................         14,000
    450,000 Sprint Spectrum L.P. 0/12.500% 08/15/06 (c).........        455,899
     60,000 Time Warner Telecom LLC 9.750%, 07/15/08............         55,350
     50,000 Winstar Communication, Inc. 12.500%, 04/15/08.......         33,750
                                                                   ------------
                                                                        986,199
                                                                   ------------

            COMPUTERS & BUSINESS EQUIPMENT--0.0%
     50,000 Details Capital Corp. 0/12.500% 11/15/07 (c)........         39,000
                                                                   ------------

            CONTAINERS & GLASS--0.7%
     50,000 BWAY Corp. (Series B) 10.250%, 04/15/07.............         45,625
    995,000 Coca Cola Enterprises, Inc. 6.750%, 01/15/38........        922,753

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            CONTAINERS & GLASS--(CONTINUED)
 $   50,000 Gaylord Container Corp. 9.375%, 06/15/07............   $     31,500
     25,000 Gaylord Container Corp. 9.875%, 02/15/08............         10,000
     70,000 Owens-Illinois, Inc.
             7.850%, 05/15/04...................................         42,000
     50,000 Packaging Corp. 9.625%, 04/01/09....................         51,625
                                                                   ------------
                                                                      1,103,503
                                                                   ------------
            DOMESTIC OIL--0.1%
     50,000 Clark Refining & Marketing, Inc. 8.625%, 08/15/08...         37,500
     25,000 Cross Timbers Oil Co. (Series B) 9.250%, 04/01/07...         25,563
     50,000 Key Energy Services, Inc. (Series B) 14.000%,
             01/15/09...........................................         56,750
     50,000 Pioneer Natural Resources Co. 9.625%, 04/01/10......         53,000
                                                                   ------------
                                                                        172,813
                                                                   ------------
            DRUGS & HEALTH CARE--0.4%
    300,000 Allegiance Corp. 7.000%, 10/15/26...................        300,405
     40,000 Beckman Industrials
             7.450%, 03/04/08...................................         38,424
     50,000 Bio-Rad Laboratories, Inc. 11.625%, 02/15/07........         52,000
     50,000 CONMED Corp. 9.000%, 03/15/08.......................         40,000
     60,000 Columbia/HCA Healthcare Corp. 7.250%, 05/20/08......         57,825
     45,000 DJ Orthopedics LLC 12.625%, 06/15/09................         42,075
     50,000 Tenet Healthcare Corp. 8.125%, 12/01/08.............         50,375
     25,000 Triad Hospitals 11.000%, 05/15/09...................         26,250
     25,000 Universal Hospital Services, Inc. 10.250%, 03/01/08.         17,500
     40,000 Warner Chilcott, Inc. (144A) 12.625%, 02/15/08......         40,400
                                                                   ------------
                                                                        665,254
                                                                   ------------
            ELECTRIC UTILITIES--1.5%
     25,000 CMS Energy Corp. 6.750%, 01/15/04...................         23,610
     50,000 CMS Energy Corp. 7.625%, 11/15/04...................         48,027
     25,000 CMS Energy Corp. 9.875%, 10/15/07...................         26,043
    700,000 Calenergy, Inc. 7.630%, 10/15/07....................        719,124
     80,000 Calpine Corp. 8.625%, 08/15/10......................         78,014
    125,000 Coastal Corp. 8.125%, 09/15/02......................        128,531
  1,000,000 Duke Capital Corp.
             7.500%, 10/01/09...................................      1,045,871
    300,000 Nstar 8.000%, 02/15/10..............................        315,555
                                                                   ------------
                                                                      2,384,775
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--16.8%
 $  700,000 Federal Home Loan Mortgage 6.625%, 09/15/09..........  $    727,668
  1,096,708 Federal Home Loan Mortgage 6.000%, 12/01/27..........     1,064,147
    420,821 Federal Home Loan Mortgage 7.000%, 11/01/29..........       421,738
    969,022 Federal Home Loan Mortgage 7.500%, 12/01/29..........       983,858
    650,124 Federal Home Loan Mortgage 7.000%, 01/01/30..........       651,541
    328,655 Federal Home Loan Mortgage 7.000%, 04/01/30..........       329,371
    978,411 Federal Home Loan Mortgage 7.500%, 10/01/30..........       993,390
    527,959 Federal National Mortgage Association 6.950%,
             10/01/06............................................       548,517
    439,944 Federal National Mortgage Association 6.590%,
             12/01/07............................................       450,654
    995,718 Federal National Mortgage Association 6.500%,
             05/01/08............................................     1,015,040
    530,043 Federal National Mortgage Association 6.419%,
             06/01/08............................................       537,766
    700,000 Federal National Mortgage Association 5.250%,
             01/15/09............................................       666,928
  1,697,419 Federal National Mortgage Association 5.500%,
             01/01/14............................................     1,642,915
    543,844 Federal National Mortgage Association 7.000%,
             07/01/15............................................       549,619
    438,433 Federal National Mortgage Association 7.000%,
             08/01/15............................................       443,089
    966,388 Federal National Mortgage Association 6.000%,
             03/01/28............................................       935,880
  1,924,020 Federal National Mortgage Association 6.000%,
             04/01/28............................................     1,863,279
    461,008 Federal National Mortgage Association 7.000%,
             11/01/29............................................       461,728
     34,652 Federal National Mortgage Association 8.000%,
             11/01/29............................................        35,507
    404,308 Federal National Mortgage Association 7.000%,
             12/01/29............................................       404,939
    865,032 Federal National Mortgage Association 7.500%,
             01/01/30............................................       877,730
    373,696 Federal National Mortgage Association 8.000%,
             01/01/30............................................       382,919
    447,847 Federal National Mortgage Association 7.000%,
             02/01/30............................................       448,546
    610,966 Federal National Mortgage Association 8.000%,
             02/01/30............................................       626,045
    570,365 Federal National Mortgage Association 7.000%,
             03/01/30............................................       571,255

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

 $   51,775 Federal National Mortgage Association 7.000%,
             04/01/30...........................................   $     51,855
  1,906,887 Federal National Mortgage Association 8.000%,
             04/01/30...........................................      1,953,949
    677,639 Federal National Mortgage Association 7.500%,
             05/01/30...........................................        687,587
    436,190 Federal National Mortgage Association 8.500%,
             09/01/30...........................................        449,411
    620,000 Federal National Mortgage Association (REMIC)
             6.000%, 02/25/24...................................        586,327
  2,255,741 Government National Mortgage Association 7.500%,
             12/15/23...........................................      2,301,555
     23,013 Government National Mortgage Association 7.500%,
             05/15/24...........................................         23,473
    113,778 Government National Mortgage Association 8.000%,
             05/15/24...........................................        117,013
    929,474 Government National Mortgage Association 7.500%,
             06/15/24...........................................        948,064
    170,808 Government National Mortgage Association 8.000%,
             07/15/24...........................................        175,664
     19,943 Government National Mortgage Association 7.500%,
             08/15/24...........................................         20,342
    689,380 Government National Mortgage Association 8.000%,
             09/15/24...........................................        708,979
    178,899 Government National Mortgage Association 8.500%,
             05/15/29...........................................        184,545
    421,535 Government National Mortgage Association 8.500%,
             10/15/29...........................................        434,838
    251,567 Government National Mortgage Association 8.500%,
             03/15/30...........................................        259,506
    358,000 US Department Housing & Urban Development 7.498%,
             08/01/11...........................................        389,653
                                                                   ------------
                                                                     26,926,830
                                                                   ------------

            FINANCE & BANKING--8.6%
    300,000 American Financial Group, Inc. 7.125%, 04/15/09.....        265,803
    350,000 Asset Securitization Corp. 7.400%, 04/14/29.........        361,156
    300,000 Banc One Corp. 8.000%, 04/29/27.....................        299,553
    250,000 Bank One Corp. 6.875%, 08/01/06.....................        248,378
    225,000 Bankers Trust New York Corp. 7.625%, 08/15/05.......        234,331
    540,000 Bear Stearns Cos., Inc. 6.750%, 12/15/07............        524,502
    250,000 Credit Suisse First Boston 6.550%, 11/17/07.........        252,884
    260,000 Dean Witter Discover & Co. 6.750%, 01/01/16.........        242,237
    200,000 Donaldson Lufkin & Jenrette, Inc. 6.875%, 11/01/05..        203,982

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

 $  175,000 EOP Operating L.P.
             6.763%, 06/15/07...................................   $    170,294
    515,000 First Union Lehman Brothers 7.380%, 04/18/07........        542,734
    630,000 First Union Lehman Brothers 6.600%, 05/18/07........        640,191
    487,574 First Union National Bank Chase 6.363%, 06/15/08....        491,921
     50,000 GS Escrow Corp 7.125%, 08/01/05.....................         46,983
    300,000 Jackson National Life Insurance Co. (144A) 8.150%,
             03/15/27...........................................        296,292
    400,000 John Hancock Global Funding (144A) 7.900%, 07/02/10.        428,572
    400,000 Liberty Mutual Insurance Co. (144A) 7.697%,
             10/15/97...........................................        296,972
    790,000 Liberty Property 6.950%, 12/01/06...................        764,238
  1,280,000 Mellon Bank N.A. 7.000%, 03/15/06...................      1,306,778
    500,000 Morgan Stanley Capital I, Inc. 7.110%, 07/15/09.....        521,448
    500,000 Nomura Asset Securities Corp. 6.590%, 03/17/28......        506,752
     50,000 Norwest Corp. 7.650%, 03/15/05......................         52,387
     25,000 Paperboard Industries International, Inc. 8.375%,
             09/15/07...........................................         18,375
    200,000 People Bank 9.875%, 11/15/10........................        203,338
    600,000 Popular North America, Inc. 6.625%, 01/15/04........        590,160
  1,130,000 Provident Cos, Inc. 6.375%, 07/15/05................      1,061,872
     50,000 RBF Finance Co. 11.000%, 03/15/06...................         57,875
    325,000 Reliastar Financial Corp. 7.125%, 03/01/03..........        332,075
    145,000 Salomon, Inc. 7.500%, 02/01/03......................        148,026
    480,000 Salomon, Inc. 7.000%, 03/15/04......................        487,647
    400,000 United States Bancorp 7.500%, 06/01/26..............        412,240
    680,000 United States West Capital Funding, Inc. 6.250%,
             07/15/05...........................................        663,408
     25,000 Webb Delaware Corp. 10.250%, 02/15/10...............         22,250
  1,100,000 Wells Fargo & Co.
             6.625%, 07/15/04...................................      1,116,137
                                                                   ------------
                                                                     13,811,791
                                                                   ------------

            FOOD & BEVERAGES--0.1%
     50,000 Del Monte Foods Co. (Series B) 0/12.500%, 12/15/07
             (c)................................................         38,000
    100,000 Secured FIN, Inc. 9.050%, 12/15/04..................        106,484
                                                                   ------------
                                                                        144,484
                                                                   ------------

            FOREIGN GOVERNMENT--1.0%
  1,765,000 Government of France 5.750%, 03/12/01, (EUR)........      1,659,355
                                                                   ------------

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            GAS & PIPELINE UTILITIES--0.2%
 $  300,000 Enron Corp. (144A) 8.000%, 08/15/05..................   $    319,035
     50,000 Pride Petroleum Services, Inc. 9.375%, 05/01/07......         51,125
                                                                    ------------
                                                                         370,160
                                                                    ------------

            HOMEBUILDERS--0.1%
     50,000 Nortek, Inc. 9.250%, 03/15/07........................         45,625
     50,000 Standard Pacific Corp. 8.500%, 04/01/09..............         45,000
     20,000 Standard Pacific Corp. 9.500%, 09/15/10..............         18,925
                                                                    ------------
                                                                         109,550
                                                                    ------------

            HOTELS & RESTAURANTS--0.0%
     50,000 John Q. Hammon Hotels 8.875%, 02/15/04...............         45,250
                                                                    ------------

            HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
     25,000 American Standard, Inc. 7.375%, 02/01/08.............         23,250
     50,000 Beazer Homes USA, Inc. 8.875%, 04/01/08..............         46,125
     75,000 Sealy Mattress Co. 0/10.875%, 12/15/07 (c)...........         56,250
                                                                    ------------
                                                                         125,625
                                                                    ------------

            INDUSTRIAL MACHINERY--0.6%
     50,000 Anthony Crane Rental L.P. 10.375%, 08/01/08..........         19,062
    900,000 Deere & Co. 6.550%, 07/15/04.........................        897,570
     25,000 Grove Worldwide LLC, Inc. 9.250%, 05/01/08...........          2,000
                                                                    ------------
                                                                         918,632
                                                                    ------------

            INDUSTRIALS--1.2%
     50,000 IT Group, Inc. (Series B) 11.250%, 04/01/09..........         39,000
     25,000 International Wire Group, Inc. 11.750%, 06/01/05.....         24,375
     50,000 Numatics, Inc. 9.625%, 04/01/08......................         31,000
     25,000 Packard Bioscience, Inc. 9.375%, 03/01/07............         22,250
     50,000 Pen Holdings, Inc. 9.875%, 06/15/08..................         30,000
    150,000 Petroleos Mexicanos 9.500%, 09/15/27.................        154,875
     25,000 Prestolite Telec, Inc.
             9.625%, 02/01/08....................................         11,250

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            INDUSTRIALS--(CONTINUED)
 $   35,000 Ram Energy, Inc. 11.500%, 02/15/08..................   $     26,950
    670,000 Raytheon Co. 6.300%, 03/15/05.......................        661,973
     25,000 Silgan Holdings, Inc. 9.000%, 06/01/09..............         21,500
    730,000 Tosco Corp. 7.625%, 05/15/06........................        767,924
     50,000 United Rentals, Inc. 9.000%, 04/01/09...............         37,500
     50,000 Viasystems, Inc. 9.750%, 06/01/07...................         39,500
     50,000 Wesco Distribution, Inc. 9.125%, 06/01/08...........         44,000
                                                                   ------------
                                                                      1,912,097
                                                                   ------------

            INSURANCE--0.2%
    300,000 Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10.        322,230
                                                                   ------------

            LEISURE--0.1%
     50,000 Harrahs Operating, Inc. 7.875%, 12/15/05............         49,500
     25,000 Hollywood Casino Corp. 11.250%, 05/01/07............         25,875
     25,000 Polaroid Corp. 11.500%, 02/15/06....................         14,500
     50,000 Station Casinos, Inc. (144A) 8.875%, 12/01/08.......         49,000
     50,000 True Temper Sports, Inc. 10.875%, 12/01/08..........         48,063
                                                                   ------------
                                                                        186,938
                                                                   ------------

            OFFICE FURNISHINGS & SUPPLIES--0.1%
    200,000 Boise Cascade Office Products Co. 7.050%, 05/15/05..        193,328
                                                                   ------------

            POLLUTION CONTROL--0.0%
     25,000 Allied Waste North America, Inc. 7.625%, 01/01/06...         23,875
     25,000 Allied Waste North America, Inc. 10.000%, 08/01/09..         23,375
     30,000 WMX Technologies, Inc. 7.000%, 05/15/05.............         29,399
     10,000 WMX Technologies, Inc. 7.000%, 10/15/06.............          9,709
                                                                   ------------
                                                                         86,358
                                                                   ------------

            PUBLISHING--0.2%
    300,000 Scholastic Corp. 7.000%, 12/15/03...................        302,799
     50,000 World Color Press, Inc. 8.375%, 11/15/08............         50,675
                                                                   ------------
                                                                        353,474
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            RETAIL--0.2%
 $   25,000 Duane Reade, Inc. 9.250%, 02/15/08..................   $     21,500
     25,000 Leslies Poolmart, Inc. 10.375%, 07/15/04............         18,750
    185,000 Lowes Cos., Inc. 7.500%, 12/15/05...................        188,524
                                                                   ------------
                                                                        228,774
                                                                   ------------

            STEEL--0.1%
     50,000 Alaska Steel Corp. 9.125%, 12/15/06.................         46,500
     20,000 Alaska Steel Corp. 7.875%, 02/15/09.................         17,600
     25,000 Bayou Steel Corp. 9.500%, 05/15/08..................          8,813
     10,000 Bethlehem Steel Corp. 10.375%, 09/01/03.............          7,000
     50,000 LTV Corp. 11.750%, 11/15/09 (d).....................          1,000
     50,000 National Steel Corp. 9.875%, 03/01/09...............         22,000
     25,000 Weirton Steel Corp. 11.375%, 07/01/04...............         10,250
                                                                   ------------
                                                                        113,163
                                                                   ------------

            TECHNOLOGY--0.1%
     50,000 Amkor Technology, Inc. 10.500%, 05/01/09............         46,875
     25,000 Intersil Corp. 13.250%, 08/15/09....................         28,500
     45,000 Psinet, Inc. 10.000%, 02/15/05 (d)..................         12,713
     15,000 Seagate Technology (144A) 12.500%, 11/15/07.........         14,250
                                                                   ------------
                                                                        102,338
                                                                   ------------

            TELEPHONE--0.4%
     25,000 Alaska Communications Holdings, Inc. 9.375%,
             05/15/09...........................................         21,000
     75,000 Crown Castle International Corp. 9.500%, 08/01/11...         73,687
     50,000 Echostar DBS Corp. 9.375%, 02/01/09.................         48,500
     50,000 GCI, Inc. 9.750%, 08/01/07..........................         46,000
     50,000 Global Crossing Holdings, Ltd. 9.125%, 11/15/06.....         47,500
     40,000 Hyperion Telecommunications, Inc. (Series B)
             12.250%, 09/01/04..................................         31,200
     45,000 Insight Midwest L.P.
             9.750%, 10/01/09...................................         44,662
     30,000 Insight Midwest L.P. (144A) 10.500%, 11/01/10.......         31,125
     15,000 Intermedia Communications, Inc. 8.600%, 06/01/08....         10,500
     50,000 KMC Telecom Holdings, Inc. 0/12.500%, 02/15/08 (c)..          3,250
     35,000 L 3 Communications Corp. 8.500%, 05/15/08...........         33,163

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            TELEPHONE--(CONTINUED)
 $   50,000 Loral Space & Communications, Ltd. 9.500%, 01/15/06.   $     33,500
     75,000 McLeodUSA, Inc. 8.125%, 02/15/09....................         64,500
     50,000 NTL Communications Corp. 0/12.375% 10/01/08 (c).....         27,500
    100,000 Nextlink Communications, Inc. 0/12.125% 12/01/04
             (c)................................................         44,500
     50,000 Teligent, Inc. 11.500%, 12/01/07....................          6,500
     60,000 Viatel, Inc. 11.500%, 03/15/09......................         18,000
                                                                   ------------
                                                                        585,087
                                                                   ------------

            TRANSPORTATION--0.4%
    100,000 AMR Corp. 10.290%, 03/08/21.........................        113,756
    460,000 Norfolk Southern Corp. 7.050%, 05/01/37.............        466,495
                                                                   ------------
                                                                        580,251
                                                                   ------------

            U.S. TREASURY--5.5%
  2,720,000 United States Treasury Bonds 12.000%, 08/15/13......      3,842,843
  1,000,000 United States Treasury Bonds 8.875%, 02/15/19.......      1,374,220
    900,000 United States Treasury Bonds 8.750%, 08/15/20.......      1,236,096
  1,500,000 United States Treasury Bonds 8.125%, 08/15/21.......      1,961,490
    370,185 United States Treasury Bonds (TII) 3.729%, 4/15/29..        379,439
                                                                   ------------
                                                                      8,794,088
                                                                   ------------

            YANKEE--1.3%
     50,000 Acetex 9.750%, 10/01/03.............................         44,500
     30,000 Algoma Steel, Inc. 12.375%, 07/15/05................         10,650
     50,000 Canadian Forest Oil, Ltd. 8.750%, 09/15/07..........         49,250
     50,000 Consumers International, Inc. 10.250%, 04/01/05.....          5,000
    200,000 Deutsche Telekom International Finance BV 7.750%,
             06/15/05...........................................        203,458
    200,000 Deutsche Telekom International Finance BV 8.250%,
             06/15/30...........................................        196,472
     25,000 Doman Industries, Ltd. 8.750%, 03/15/04.............         11,000
     25,000 Doman Industries, Ltd. 12.000%, 07/01/04............         24,250
     35,000 Flag Telecom Holdings, Ltd. 11.625%, 03/30/10.......         26,250
     25,000 Flag, Ltd. 8.250%, 01/30/08.........................         21,250

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            YANKEE--(CONTINUED)
 $   75,000 GT Group Telecom, Inc. 0/13.125% 02/01/05 (c).......   $     24,750
     50,000 Globo Comunicacoes E Participating 10.500%,
             12/20/06...........................................         45,284
     30,000 Hermes Europe Railtel B.V. 11.500%, 08/15/07........         12,600
     25,000 Pacifica Papers, Inc. 10.000%, 03/15/09.............         24,625
    170,000 Panama Republic 10.750%, 05/15/20...................        167,875
    260,000 Phillips Electronics N.V. 7.250%, 08/15/13..........        252,424
     50,000 Repap New Brunswick, Inc. 10.625%, 04/15/05.........         51,250
    170,000 Republic of Trinidad & Tobago (144A) 9.750%,
             07/01/20...........................................        176,375
     50,000 Rogers Communications, Inc. 8.875%, 7/15/07.........         50,250
     50,000 Sun Media Corp. 9.500%, 05/15/07....................         48,250
     40,000 Telewest Communication 11.250%, 11/01/08............         35,700
    575,000 TransCanada Pipelines, Ltd. 7.150%, 06/15/06........        588,427
                                                                   ------------
                                                                      2,069,890
                                                                   ------------
            Total Bonds & Notes
             (Identified Cost $65,534,994)......................     66,910,118
                                                                   ------------

WARRANTS--0.0%

   SHARES
         75 GT Group Telecom, Inc. (144A).......................              0
                                                                   ------------
            Total Warrants
             (Identified Cost $3,674)...........................              0
                                                                   ------------

SHORT TERM INVESTMENT--1.0%

    FACE
   AMOUNT
            REPURCHASE AGREEMENT--1.0%
 $1,521,000 Paribas Corp. Repurchase Aggreement dated 12/29/00 at 6.000% to be repurchased at $1,522,014 on
             1/2/01, collateralized by $1,489,000 U.S. Treasury
             Notes 7.875% due 8/15/01 with a
             value of $1,929,744................................      1,521,000
                                                                   ------------
            Total Short Term Investment
             (Identified Cost $1,521,000).......................      1,521,000
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

                                                                       VALUE
                                                                     (NOTE 1A)
     Total Investments--99.3%
      (Identified Cost $161,978,181) (a).........................   $158,826,253
     Other assets less liabilities...............................      1,150,581
                                                                    ------------
     TOTAL NET ASSETS--100%......................................   $159,976,834
                                                                    ============

(a) Federal Tax Information:

  At December 31, 2000 the net unrealized depreciation on investments based on cost of $162,599,342 for federal income tax purposes was as follows:

   Aggregate gross unrealized depreciation for all investments in which there is an excess of value over tax cost..............  $ 12,749,206
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (16,522,295)
                                                                   ------------
   Net unrealized depreciation...................................  $ (3,773,089)
                                                                   ============

(b) Non-income producing security.

(c) Step Bond. Coupon rate is zero for an initial period and then increased to a higher coupon rate at a specified date.

(d) Non-Income producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,672,521 or 1.0% of net assets.
EUR-- Euro Currency
TII-- Treasury Inflation Indexed Security. Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value....................................          $158,826,253
 Cash....................................................                   747
 Receivable for:
 Fund shares sold........................................               202,992
 Dividends and interest..................................             1,147,069
                                                                   ------------
  Total Assets...........................................           160,177,061
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $79,540
 Withholding taxes.......................................      486
 Accrued expenses:
 Management fees.........................................   94,949
 Deferred trustees fees..................................    8,056
 Other expenses..........................................   17,196
                                                           -------
  Total Liabilities......................................               200,227
                                                                   ------------
NET ASSETS...............................................          $159,976,834
                                                                   ============
 Net assets consist of:
 Capital paid in.........................................          $167,695,101
 Undistributed net investment income.....................             4,763,681
 Accumulated net realized gains (losses).................            (9,335,775)
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................            (3,146,173)
                                                                   ------------
NET ASSETS...............................................          $159,976,834
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($159,976,834 divided by 11,776,538 shares of beneficial
 interest)...............................................          $      13.58
                                                                   ============
Identified cost of investments...........................          $161,978,181
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends........................................              $ 1,177,127 (a)
 Interest.........................................                5,064,712
                                                                -----------
                                                                  6,241,839
EXPENSES
 Management fees..................................  $1,189,435
 Trustees fees and expenses.......................      14,052
 Custodian........................................      80,257
 Audit and tax services...........................      14,225
 Legal............................................      10,920
 Printing.........................................      41,601
 Insurance........................................       1,647
 Miscellaneous....................................       6,671
                                                    ----------
 Total expenses before expense reductions.........   1,358,808
 Expense reductions...............................      (5,104)   1,353,704
                                                    ----------  -----------
NET INVESTMENT INCOME.............................                4,888,135
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................  (6,905,588)
 Foreign currency transactions--net...............     (62,221)  (6,967,809)
                                                    ----------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................  (1,698,186)
 Foreign currency transactions--net...............       5,755   (1,692,431)
                                                    ----------  -----------
Net gain (loss)...................................               (8,660,240)
                                                                -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................              $(3,772,105)
                                                                ===========

(a) Net of foreign taxes of $4,723.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  4,888,135  $  5,608,923
 Net realized gain (loss)..........................   (6,967,809)    2,710,748
 Unrealized appreciation (depreciation)............   (1,692,431)  (18,598,573)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (3,772,105)  (10,278,902)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................            0    (5,625,861)
 Net realized gain.................................      (60,869)   (3,435,942)
 In excess of net investment income................            0       (17,602)
 In excess of net realized capital gains...........            0    (2,415,620)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................      (60,869)  (11,495,025)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   45,181,815    75,541,409
 Reinvestment of distributions.....................       60,869    11,495,025
 Cost of shares redeemed...........................  (74,099,201)  (63,173,242)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  (28,856,517)   23,863,192
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (32,689,491)    2,089,265
NET ASSETS
 Beginning of the year.............................  192,666,325   190,577,060
                                                    ------------  ------------
 End of the year................................... $159,976,834  $192,666,325
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $  4,763,681  $     (3,654)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    3,307,963     4,946,396
 Issued in reinvestment of distributions...........        4,395       825,719
 Redeemed..........................................   (5,442,687)   (4,152,208)
                                                    ------------  ------------
 Net Change........................................   (2,130,329)    1,619,907
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  2000      1999      1998      1997     1996
                                --------  --------  --------  --------  -------
Net asset value, beginning of
 year........................   $  13.85  $  15.51  $  14.86  $  13.55  $ 11.95
                                --------  --------  --------  --------  -------
Income from investment
 operations
 Net investment income.......       0.42      0.43      0.38      0.28     0.27
 Net realized and unrealized
  gain (loss) on investments.      (0.68)    (1.21)     0.97      1.90     1.73
                                --------  --------  --------  --------  -------
 Total from investment
  operations.................      (0.26)    (0.78)     1.35      2.18     2.00
                                --------  --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income..........       0.00     (0.43)    (0.38)    (0.27)   (0.27)
 Distributions from net
  realized capital gains.....      (0.01)    (0.26)    (0.32)    (0.60)   (0.13)
 Distributions in excess of
  net realized capital gains.       0.00     (0.19)     0.00      0.00     0.00
                                --------  --------  --------  --------  -------
 Total distributions.........      (0.01)    (0.88)    (0.70)    (0.87)   (0.40)
                                --------  --------  --------  --------  -------
Net asset value, end of year.   $  13.58  $  13.85  $  15.51  $  14.86  $ 13.55
                                ========  ========  ========  ========  =======
TOTAL RETURN (%).............       (1.9)     (5.1)      9.1      16.2     16.9
Ratio of operating expenses
 to average net assets before
 expense reductions (%)......       0.80      0.77      0.82      0.85     0.85
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (a)..       0.80        --        --        --       --
Ratio of net investment
 income to average net assets
 (%).........................       2.88      2.83      2.72      2.79     3.08
Portfolio turnover rate (%)..        126        63        72        60       59
Net assets, end of year (000).. $159,977  $192,666  $190,577  $137,443  $58,525
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement would have been
 (%).........................         --        --        --      0.86     0.99

(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGERS: DAVID D. ALGER (PICTURED) AND RON TARTARO
FRED ALGER MANAGEMENT, INC.

[PHOTO OF DAVID D. ALGER]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the year ended December 31, 2000, the Standard & Poor's 500 Stock In-dex/21/ returned -9.1% and the Lipper Variable Insurance Products Growth Fund Average/10/ returned -9.2%. Meanwhile, the Alger Equity Growth Series underperformed both indices, posting an annual return of -13.7%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: The stock market experienced an extremely volatile and largely negative year in 2000. Following an enormously strong fourth quarter of 1999 and an un-eventful Y2K, the market seemed poised to continue its rally during the tradi-tionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Against a background of higher commodity prices and unrelenting economic ex-pansion, the Federal Reserve raised rates one quarter of a percent on February 2nd.

February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. While the media was shining a spotlight on "new economy" stocks during February, March rolled around and the market quickly changed its pace, with the Dow advancing while the NASDAQ was retreating. The Fed also bumped interest rates by another quar-ter point on March 21st, adding to interest rate fears.

Alarmingly, on Tuesday, April 4th, the NASDAQ fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the NASDAQ continued to plummet throughout most of April and into May, anticipat-ing the Fed's 50 basis point May rate hike. After staging a wider recovery in late May and June brought on primarily by a series of economic reports that indicated a slowing of the economy, the market could not maintain its traction during July. Both the NASDAQ and the Dow traded within a relatively tight range throughout the month, with the NASDAQ being more volatile and underperforming the Dow.

During August, many growth stocks recovered dramatically. Encouraged by a va-riety of economic data indicating that the economy was indeed slowing, invest-ors' appetite for equities was reinvigorated. Unfortunately, as the calendar shifted into September most equities began to sell off. Fearing the potential economic repercussions of continued increases in energy costs and the earnings impact of weak European markets, investors shied away from putting fresh money into equities. This trend continued into October, as most market indices drifted downward and value stocks outperformed growth stocks.

The month of November brought no relief to the besieged markets. A series of earnings disappointments furthered the collapse of many technology stocks and reinforced the growing belief that the economy had slowed dramatically. Howev-er, clearly the most significant event during November was the remarkable No-vember 7th election and its undetermined outcome. Predictably, the market re-sponded poorly to the unprecedented political turmoil. The month of December began with some promise for equity markets, as the election drama neared a conclusion, the price of crude oil plunged dramatically, and the Euro recov-ered some of its losses. Once again however, the optimism was short-lived, and the market stalled by mid-month. In the days following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy, many eq-uity indices reached new lows. The year ended with nary a recovery, leaving investors with a sour taste in their mouths entering the New Year.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: The management of the Series remained unchanged: a research intensive, bot-tom-up approach focusing on rapidly growing stocks. Unfortunately, manage-ment's growth stock philosophy was a detriment during a period in which value style stocks significantly outperformed growth style stocks. Furthermore, man-agement does not make widespread attempts at timing market movements. There-fore, the portfolio was close to fully invested throughout the difficult twelve-month period.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The Series was overweighted in the weak technology sector throughout the early and middle part of the year, thereby hurting its relative returns. Main-taining this significant overexpo-sure to the technology sector was management's least effective investment deci-sion. However, management increased the portfolio's weighting in health care and other defensive stocks during the latter part of the year, which buffered the portfolio from much of the extreme market volatility. This conscious effort at diversification was management's most effective investment decision.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: Despite recent market weakness, we are extremely optimistic about the potential that exists for equity markets in the coming year. We have already experienced a slight recovery in the value of the Euro, a significant drop in oil prices, and a resolution to the presidential election. Most importantly, however, the surprise interest rate cut by the Federal Reserve in early January clearly indicates a reversal in its priority of concerns. We think it is probable that the move will be the first in a series of interest rate cuts. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market, and we believe that declining interest rates will have the biggest impact on the stock market throughout 2001. We continue to be very bullish for 2001.

Looking ahead, we will continue to seek out and invest in companies that we be-lieve will grow their earnings rapidly and consistently. Regardless of market conditions, we feel that the only way we are able to sustain superior long-term performance is through an uncompromising commitment to a consistent approach.

               [GRAPH]

A $10,000 INVESTMENT COMPARED TO THE
S&P INDEX SINCE THE SERIES' INCEPTION

            Alger Equity
            Growth Series     S&P 500

10/31/94      $10,000         $10,000
12/31/94        9,580           9,774
12/31/95       14,256          13,437
12/31/96       16,122          16,538
12/31/97       20,254          22,034
12/31/98       29,931          28,368
12/31/99       40,147          34,319
12/31/00       34,654          31,239

AVERAGE ANNUAL TOTAL RETURNS
                              LIPPER
            EQUITY           VARIABLE
            GROWTH         GROWTH FUND
            SERIES S&P 500   AVERAGE

1 Year    (13.7)%  (9.1)%    (9.2)%
3 Years     19.6    12.3      14.4
5 Years     19.4    18.4      17.7
Since
 Inception  22.3    20.3      n/a


[CHECKMARK]

       FUND FACTS
      ALGER EQUITY GROWTH SERIES

GOAL: Long-term capital
appreciation.

START DATE: October 31, 1994

SIZE: $968 million as of December
31, 2000

MANAGERS: David D. Alger and Ron
Tartaro have managed the Alger
Equity Growth Series since its
inception in 1994. Mr. Alger is
President and Chief Executive
Officer of Fred Alger Management,
Inc., and has been portfolio
manager of the Alger Growth
Portfolio since 1986, the Alger
American Fund Growth Portfolio
since 1989 and the Alger
Retirement Fund since 1993. Mr.
Tartaro has been employed by
Alger since 1990 and has been a
Senior Vice President since 1995.


Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GROWTH SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--97.6% OF TOTAL NET ASSETS

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           AEROSPACE & DEFENSE--3.6%
    87,600 General Dynamics Corp. ...............................   $  6,832,800
   357,150 United Technologies Corp. ............................     28,080,919
                                                                    ------------
                                                                      34,913,719
                                                                    ------------

           AUTOMOBILES--0.9%
   213,800 Harley Davidson, Inc. ................................      8,498,550
                                                                    ------------

           BANKS--4.2%
   617,600 Citigroup, Inc. ......................................     31,536,200
   176,800 Washington Mutual, Inc. ..............................      9,381,450
                                                                    ------------
                                                                      40,917,650
                                                                    ------------

           COMMUNICATION SERVICES--5.6%
   199,200 Comcast Corp. (b).....................................      8,316,600
   107,300 Omnicom Group, Inc. ..................................      8,892,488
   192,300 SBC Communications, Inc. .............................      9,182,325
   207,350 Time Warner, Inc. ....................................     10,831,964
   365,650 Viacom, Inc. (Class B) (b)............................     17,094,137
                                                                    ------------
                                                                      54,317,514
                                                                    ------------

           COMMUNICATIONS--0.4%
   172,000 Exodus Communications, Inc. ..........................      3,440,000
                                                                    ------------

           COMPUTERS & BUSINESS EQUIPMENT--11.8%
   262,100 Altera Corp. .........................................      6,896,506
   583,500 Cisco Systems, Inc. (b)...............................     22,318,875
 1,381,100 Dell Computer Corp. (b) ..............................     24,082,931
   374,350 EMC Corp. (b) ........................................     24,894,275
   233,900 Linear Technology Corp. ..............................     10,817,875
   127,100 Nokia Corp. (ADR).....................................      5,528,850
   631,700 Sun Microsystems, Inc. ...............................     17,608,638
    65,200 Teradyne, Inc. .......................................      2,428,700
                                                                    ------------
                                                                     114,576,650
                                                                    ------------

           CONGLOMERATES--7.2%
   685,000 General Electric Co. .................................     32,837,187
   659,200 Tyco International, Ltd. .............................     36,585,600
                                                                    ------------
                                                                      69,422,787
                                                                    ------------

           DOMESTIC OIL--7.1%
   416,400 Exxon Mobil Corp. ....................................     36,200,775
   886,950 Halliburton Co. ......................................     32,151,938
                                                                    ------------
                                                                      68,352,713
                                                                    ------------

           DRUGS & HEALTH CARE--21.9%
   122,000 Abbott Laboratories...................................      5,909,375
   127,250 ALZA Corp. (b) .......................................      5,408,125

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DRUGS & HEALTH CARE--(CONTINUED)
 546,956 American Home Products Corp. ...........................   $ 34,759,054
 561,200 Amgen, Inc. (b) ........................................     35,881,725
 331,700 Baxter International, Inc. .............................     29,293,256
 348,300 Cardinal Health, Inc. ..................................     34,699,387
 187,550 Guidant Corp. (b).......................................     10,115,978
 128,900 Immunex Corp. ..........................................      5,236,563
 989,450 Pfizer, Inc. ...........................................     45,514,699
  89,600 Pharmacia Corp. ........................................      5,465,600
                                                                    ------------
                                                                     212,283,762
                                                                    ------------

         ELECTRIC UTILITIES--1.7%
 254,500 Calpine Corp. (b).......................................     11,468,406
  62,400 Duke Energy Co..........................................      5,319,600
                                                                    ------------
                                                                      16,788,006
                                                                    ------------

         ELECTRONICS--3.5%
 149,900 Corning, Inc. ..........................................      7,916,594
 157,600 Sanmina Corp. ..........................................     12,076,100
 423,000 Solectron Corp. ........................................     14,339,700
                                                                    ------------
                                                                      34,332,394
                                                                    ------------

         FINANCIAL SERVICES--3.9%
 100,500 American Express Co. ...................................      5,521,219
 350,175 Charles Schwab Corp. ...................................      9,936,216
 157,600 Merrill Lynch & Co., Inc. ..............................     10,746,350
 293,400 Stilwell Financial, Inc. ...............................     11,570,962
                                                                    ------------
                                                                      37,774,747
                                                                    ------------

         FOOD & BEVERAGES--1.9%
 304,300 Coca Cola Co............................................     18,543,281
                                                                    ------------

         INSURANCE--2.7%
 114,900 American International Group, Inc. .....................     11,324,831
 127,300 Marsh & McLennan Cos., Inc. ............................     14,894,100
                                                                    ------------
                                                                      26,218,931
                                                                    ------------

         INTERNET--1.1%
 306,000 America Online, Inc. ...................................     10,648,800
                                                                    ------------

         PETROLEUM SERVICES--2.6%
  80,300 BJ Services Co..........................................      5,530,663
 106,600 Nabors Industries, Inc. ................................      6,305,390
 289,050 Transocean Sedco Forex, Inc. ...........................     13,296,300
                                                                    ------------
                                                                      25,132,353
                                                                    ------------

         RETAIL--7.8%
 193,600 Best Buy Co., Inc. (b) .................................      5,723,300
 486,300 Ebay, Inc. (b) .........................................     16,047,900
 348,200 Safeway, Inc. (b).......................................     21,762,500

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GROWTH SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         RETAIL--(CONTINUED)
 386,600 The Kroger Co. (b) .....................................   $ 10,462,362
 270,000 Wal-Mart Stores, Inc. ..................................     14,343,750
 166,450 Walgreen Co. ...........................................      6,959,691
                                                                    ------------
                                                                      75,299,503
                                                                    ------------

         SOFTWARE--6.0%
  95,900 Ariba, Inc..............................................      5,142,638
 140,100 Commerce One, Inc.......................................      3,546,281
 100,210 i2 Technologies, Inc. (b)...............................      5,448,919
 162,200 Intuit, Inc. (b)........................................      6,396,763
 624,900 Microsoft Corp. (b).....................................     27,105,037
 359,000 Oracle Corp. ...........................................     10,433,437
                                                                    ------------
                                                                      58,073,075
                                                                    ------------

         TELEPHONE--0.9%
 619,000 AT&T Corp. (Liberty Media) (b) .........................      8,395,188
                                                                    ------------

         TOBACCO--2.8%
 624,400 Philip Morris Cos., Inc.................................     27,473,600
                                                                    ------------
         Total Common Stocks
          (Identified Cost $944,968,115).........................    945,403,223
                                                                    ------------


SHORT TERM INVESTMENTS--2.1%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             COMMERCIAL PAPER--1.1%
 $10,000,000 Salomon Smith Barney Holdings, Inc. 6.590%,
              01/04/01..........................................   $  9,994,508
                                                                   ------------

             MONEY MARKET FUNDS--1.0%
   9,949,671 State Street Global Advisor's Money Market Fund ...      9,949,671
                                                                   ------------
             Total Short Term Investments (Identified Cost
              $19,944,179)......................................     19,944,179
                                                                   ------------
             Total Investments--99.7%
              (Identified Cost $964,912,294) (a)                    965,347,402
             Other assets less liabilities......................      3,009,648
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $968,357,050
                                                                   ============

(a) Federal Tax Information:

    At December 31, 2000 the net unrealized depreciation on investments based on cost of $972,698,519 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $ 121,006,698
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..........  (128,357,815)
                                                                 -------------
   Net unrealized depreciation.................................. $  (7,351,117)
                                                                 =============

(b)  Non-income producing security.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GROWTH SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value....................................           $965,347,402
 Cash....................................................                      1
 Receivable for:
 Securities sold.........................................              1,511,895
 Fund shares sold........................................              1,623,761
 Dividends and interest..................................                893,480
                                                                    ------------
  Total Assets...........................................            969,376,539
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $360,242
 Accrued expenses:
 Management fees.........................................   617,730
 Deferred trustees fees..................................    16,787
 Other expenses..........................................    24,730
                                                           --------
  Total Liabilities......................................              1,019,489
                                                                    ------------
NET ASSETS...............................................           $968,357,050
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $922,110,508
 Undistributed net investment income.....................              2,230,427
 Accumulated net realized gains (losses).................             43,581,007
 Unrealized appreciation (depreciation) on investments...                435,108
                                                                    ------------
NET ASSETS...............................................           $968,357,050
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($968,357,050 divided by 38,646,227 shares of beneficial
 interest)...............................................           $      25.06
                                                                    ============
Identified cost of investments...........................           $964,912,294
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends........................................             $   4,952,312(a)
 Interest.........................................                 5,400,717
                                                               -------------
                                                                  10,353,029
EXPENSES
 Management fees..................................  $7,643,917
 Trustees fees and expenses.......................      30,626
 Custodian........................................     129,285
 Audit and tax services...........................      22,750
 Legal............................................      35,121
 Printing.........................................     130,446
 Insurance........................................       7,356
 Miscellaneous....................................      25,052
                                                    ----------
 Total expenses...................................                 8,024,553
                                                               -------------
NET INVESTMENT INCOME.............................                 2,328,476
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................                46,776,041
 Unrealized appreciation (depreciation) on:
 Investments--net.................................              (206,925,079)
                                                               -------------
Net gain (loss)...................................              (160,149,038)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................             $(157,820,562)
                                                               =============

(a) Net of foreign taxes of $7,469.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
ALGER EQUITY GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2000           1999
                                                  -------------  -------------
FROM OPERATIONS
 Net investment income (loss).................... $   2,328,476  $    (182,568)
 Net realized gain (loss)........................    46,776,041     85,117,053
 Unrealized appreciation (depreciation)..........  (206,925,079)   100,091,250
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.....................................  (157,820,562)   185,025,735
                                                  -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income...........................    (3,216,137)          (607)
 In excess of net investment income..............             0       (285,867)
 Net realized gain...............................    (8,040,343)  (100,705,836)
                                                  -------------  -------------
 TOTAL DISTRIBUTIONS.............................   (11,256,480)  (100,992,310)
                                                  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares....................   536,445,621    383,773,208
 Reinvestment of distributions...................    11,256,480    100,992,310
 Cost of shares redeemed.........................  (251,320,935)  (138,471,646)
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS.............................   296,381,166    346,293,872
                                                  -------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........   127,304,124    430,327,297

NET ASSETS
 Beginning of the year...........................   841,052,926    410,725,629
                                                  -------------  -------------
 End of the year................................. $ 968,357,050  $ 841,052,926
                                                  =============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................. $   2,230,427  $      (5,387)
                                                  =============  =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..................    18,201,866     13,791,435
 Issued in reinvestment of distributions.........       378,623      3,524,303
 Redeemed........................................    (8,598,554)    (5,005,319)
                                                  -------------  -------------
 Net Change......................................     9,981,935     12,310,419
                                                  =============  =============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 year........................  $  29.34  $  25.11  $  17.62  $  15.58  $  13.80
                               --------  --------  --------  --------  --------
Income from investment
 operations..................
 Net investment income.......      0.03     (0.01)     0.04      0.02      0.04
 Net realized and unrealized
  gain (loss) on investments.     (3.99)     8.34      8.37      3.92      1.78
                               --------  --------  --------  --------  --------
 Total from investment
  operations.................     (3.96)     8.33      8.41      3.94      1.82
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income..........     (0.09)     0.00     (0.04)    (0.02)    (0.04)
 Distributions in excess of
  net investment income......      0.00     (0.01)     0.00      0.00      0.00
 Distributions from net
  realized capital gains.....     (0.23)    (4.09)    (0.88)    (1.88)     0.00
                               --------  --------  --------  --------  --------
 Total distributions.........     (0.32)    (4.10)    (0.92)    (1.90)    (0.04)
                               --------  --------  --------  --------  --------
Net asset value, end of year.  $  25.06  $  29.34  $  25.11  $  17.62  $  15.58
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............     (13.7)     34.1      47.8      25.6      13.2
Ratio of operating expenses
 to average net assets (%)...      0.79      0.80      0.83      0.87      0.90
Ratio of net investment
 income to average net assets
 (%).........................      0.23     (0.03)     0.19      0.12      0.24
Portfolio turnover rate (%)..        88       128       119       137        78
Net assets, end of year
 (000).......................  $968,357  $841,053  $410,726  $205,318  $120,456
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement would have been
 (%).........................        --        --        --        --      0.90

                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP

[PHOTO OF G. KENNETH HEEBNER]

Q: HOW DID THE CAPITAL GROWTH SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the year ended December 31, 2000, the Capital Growth Series had a total return of -4.7%. The Lipper Variable Insurance Products Growth Fund Average/10/ had a return of -9.2% and the Standard & Poor's 500 Stock Index/21/ had a re-turn of -9.1%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: The U.S. economy continued to grow with minimal inflation pressures during the year 2000. In the latter half of 1999, the Federal Reserve Board initiated a series of interest-rate increases designed to slow the growth of the economy to avoid the possibility of increases in inflation. This process was completed by mid-year 2000, and as we enter the year 2001 we can see the impact of these increases reflected in significantly reduced growth in the economy. We are hopeful that slower growth will allow the Fed to make additional interest rate cuts in 2001 beyond the 50 basis point easing in early January. Outside the United States, Asia, Europe, and Latin America all grew steadily, and we antic-ipate continued growth in these economies in 2001.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: Our strategy during 2000 was to select companies and industries that would produce strong growth of profits despite the tendency of the economy to slow in response to the interest rate increases initiated by the Fed. Early in the 2000 year, more than 40% of the portfolio was invested in telecommunications and technology, two sectors that demonstrated a remarkable ability to grow much faster than the economy. Approximately 20% of the Series was invested in metals companies with a global orientation, with the expectation that solid global growth would cause strong pricing in steel, nickel and aluminum, and contribute to a strong profit outlook for these companies.

As the year progressed, it became apparent that excessive capacity growth in telecommunications and technology was clouding the outlook for these industries, despite the strong demand growth they enjoyed. Therefore, we eliminated our positions in these industries by year-end. Additionally, the metals price increases we anticipated did not occur, so most of these stocks were also eliminated by the end of the period.

Throughout the year, we maintained a significant position in food, beverage, and tobacco stocks. We also started the year with a modest position in real estate investment trusts (REITs) and increased this position steadily during the year, to the point where it is now one of the largest industry concentrations in the Series. Proceeds from the sales of the Series' metals, telecommunications and technology companies were re-invested in the health care, insurance, and energy sectors, which we believe will perform well in a slowing economy.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The Series experienced mixed results in the technology sector, and incurred losses in a number of these securities before they were eliminated. The Series also suffered significant losses from metals stocks.

On the positive side, the Series benefited from significant profits from its holdings in health care stocks and REITs. Our strongest performers during 2000 were Philip Morris and United HealthCare Group. Philip Morris recovered from a depressed valuation, as investors became more optimistic about the company's ability to deal with a hostile litigation environment. United HealthCare's stock appreciated strongly, reflecting earnings growth in excess of 30% and increased recognition of the improving profit outlook for the health maintenance organization (HMO) industry.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We anticipate that the Federal Reserve's program to reduce growth to levels that will contain inflation will be successful. However, at this time we are not sure how significant a slowdown will be required or how long it will last. Your Series, accordingly, presently owns companies in sectors that should con-tinue to perform well in a slower growth environment. To that end, the largest concentrations at year-end are in REITs, health care, energy, insurance, food, beverage, and tobacco.

                                   [GRAPH]

   A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX OVER THE PAST 10 YEARS

              Capital Growth
                  Series           S&P 500

12/31/90          $10,000          $10,000
12/31/91           15,400           13,057
12/31/92           14,468           14,061
12/31/93           16,636           15,466
12/31/94           15,459           15,664
12/31/95           21,338           21,536
12/31/96           25,835           26,506
12/31/97           31,901           35,314
12/31/98           42,776           45,467
12/31/99           49,506           55,005
12/31/00           47,200           50,067

AVERAGE ANNUAL TOTAL RETURNS

                                              LIPPER VARIABLE
                  CAPITAL GROWTH                  GROWTH
                     SERIES        S&P 500       FUND AVG.

 1 Year              ( 4.17)%       ( 9.1)%        ( 9.2)%
 3 Years              14.0           12.3           14.4
 5 Years              17.2           18.4           17.7
10 Years              16.8           17.5           17.9
Since Inception       21.5           16.1            n/a


[GRAPHIC]
    FUND FACTS

    CAPITAL GROWTH SERIES

 GOAL: Long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

 START DATE: August 26, 1983

 SIZE: $1.7 billion as of December 31, 2000

 MANAGER: G. Kenneth Heebner has managed the Capital Growth Series since its inception in 1983. He has also been portfolio manager of Nvest Growth Fund since 1976; CGM Capital Development Fund since 1976; CGM Mutual Fund since 1981; CGM Realty Fund since May 1994; CGM Fixed Income Fund since June 1993; CGM Focus Fund since September 1997.


  Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

  This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
CAPITAL GROWTH SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--98.9% OF TOTAL NET ASSETS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)

           AEROSPACE & DEFENSE--5.1%
 1,143,000 General Dynamics Corp...............................   $   89,154,000
                                                                  --------------

           BANKS--4.8%
 1,565,000 Washington Mutual, Inc. ............................       83,042,812
                                                                  --------------

           DOMESTIC OIL--6.8%
   480,000 Anadarko Petroleum Corp. ...........................       34,118,400
 1,050,000 Schlumberger, Ltd. .................................       83,934,375
                                                                  --------------
                                                                     118,052,775
                                                                  --------------

           DRUGS & HEALTH CARE--16.1%
 1,520,000 HCA Healthcare Co. .................................       66,895,200
 2,268,000 UnitedHealth Group, Inc. ...........................      139,198,500
   646,600 Wellpoint Health Networks, Inc. (b).................       74,520,650
                                                                  --------------
                                                                     280,614,350
                                                                  --------------

           FINANCIAL SERVICES--4.6%
   917,000 Federal National Mortgage Association...............       79,549,750
                                                                  --------------

           FOOD & BEVERAGES--11.2%
 1,890,000 Anheuser Busch Cos., Inc. ..........................       85,995,000
 1,695,000 Hershey Foods Corp. ................................      109,115,625
                                                                  --------------
                                                                     195,110,625
                                                                  --------------

           GAS & PIPELINE UTILITIES--4.5%
 1,108,000 El Paso Energy Corp. ...............................       79,360,500
                                                                  --------------

           INSURANCE--9.9%
   520,000 CIGNA Corp. ........................................       68,796,000
 1,200,000 Xl Capital, Ltd. ...................................      104,850,000
                                                                  --------------
                                                                     173,646,000
                                                                  --------------

           INTERNATIONAL OIL--3.2%
   205,000 Petroleo Brasileiro S.A. (ADR)......................        5,176,250
 1,222,000 Petroleo Brasileiro S.A. Petro (ADR)................       28,411,500
   299,000 Total Fina S.A. (ADR)...............................       21,733,563
                                                                  --------------
                                                                      55,321,313
                                                                  --------------

           MINING--5.6%
 5,850,000 Inco, Ltd. (b) .....................................       98,046,000
                                                                  --------------

           REAL ESTATE INVESTMENT TRUST--15.7%
 1,862,500 Apartment Investment & Management Co. ..............       93,008,594
 1,675,000 Boston Properties, Inc. ............................       72,862,500
 2,660,000 Equity Office Properties Trust .....................       86,782,500
   380,000 Equity Residential Properties Trust ................       21,018,750
                                                                  --------------
                                                                     273,672,344
                                                                  --------------

                                                                     VALUE
   SHARES                                                          (NOTE 1A)

             RETAIL--5.3%
   1,550,000 CVS Corp. .......................................   $   92,903,125
                                                                 --------------

             TOBACCO--6.1%
   2,426,000 Philip Morris Cos., Inc..........................      106,744,000
                                                                 --------------
             Total Common Stocks
              (Identified Cost $1,503,608,871)................    1,725,217,594
                                                                 --------------

SHORT TERM INVESTMENTS--0.7%

 FACE AMOUNT
             COMMERCIAL PAPER--0.7%
 $12,030,000 American Express Credit Corp. 6.480%, 01/02/01...       12,030,000
                                                                 --------------
             Total Short Term Investments (Identified Cost
              $12,030,000)....................................       12,030,000
                                                                 --------------
             Total Investments--99.6%
              (Identified Cost
              $1,515,638,871) (a).............................    1,737,247,594
             Other assets less liabilities....................        7,035,785
                                                                 --------------
             TOTAL NET ASSETS--100%...........................   $1,744,283,379
                                                                 ==============

(a) Federal Tax Information

  At December 31, 2000 the net unrealized appreciation on investments based on cost of $1,533,720,740 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $233,123,286
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (29,596,432)
                                                                   ------------
   Net unrealized appreciation...................................  $203,526,854
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
CAPITAL GROWTH SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value..............................              $1,737,247,594
 Cash..............................................                         665
 Receivable for:
 Securities sold...................................                 103,281,512
 Fund shares sold..................................                     484,916
 Dividends and interest............................                   3,527,851
 Foreign taxes.....................................                     200,880
                                                                 --------------
  Total Assets.....................................               1,844,743,418
LIABILITIES
 Payable for:
 Fund shares redeemed..............................  $ 1,109,494
 Securities purchased..............................   98,308,643
 Accrued expenses:
 Management fees...................................      894,498
 Deferred trustees fees............................      119,641
 Other expenses....................................       27,763
                                                     -----------
  Total Liabilities................................                 100,460,039
                                                                 --------------
NET ASSETS.........................................              $1,744,283,379
                                                                 ==============
 Net assets consist of:
 Capital paid in...................................              $1,526,275,313
 Undistributed net investment income...............                  23,559,220
 Accumulated net realized gains (losses)...........                 (27,159,877)
 Unrealized appreciation (depreciation) on
  investments......................................                 221,608,723
                                                                 --------------
NET ASSETS.........................................              $1,744,283,379
                                                                 ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,744,283,379 divided by 4,234,875 shares of
 beneficial interest)..............................              $       411.89
                                                                 ==============
Identified cost of investments.....................              $1,515,638,871
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends......................................               $  36,103,083(a)
 Interest.......................................                     741,585
                                                               -------------
                                                                  36,844,668
EXPENSES
 Management fees................................  $11,474,067
 Trustees fees and expenses.....................       52,526
 Custodian......................................      222,171
 Audit and tax services.........................       29,343
 Legal..........................................       60,345
 Printing.......................................      326,813
 Insurance......................................       18,082
 Miscellaneous..................................       33,426
                                                  -----------
  Total expenses before reductions..............   12,216,773
 Expense reductions.............................     (165,024)    12,051,749
                                                  -----------  -------------
NET INVESTMENT INCOME...........................                  24,792,919
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...............................                 (15,459,554)
Unrealized appreciation (depreciation) on:
 Investments--net...............................                (104,387,610)
                                                               -------------
Net gain (loss).................................                (119,847,164)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.....................................               $ (95,054,245)
                                                               =============

(a) Net of foreign taxes of $484,039.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
CAPITAL GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2000            1999
                                                --------------  --------------
FROM OPERATIONS
 Net investment income......................... $   24,792,919  $   12,830,979
 Net realized gain (loss)......................    (15,459,554)    387,005,362
 Unrealized appreciation (depreciation)........   (104,387,610)   (115,634,353)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................    (95,054,245)    284,201,988
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................       (555,547)    (12,714,702)
 Net realized gain.............................    (10,488,726)   (387,005,362)
 In excess of net realized gain................              0      (1,467,043)
                                                --------------  --------------
 TOTAL DISTRIBUTIONS...........................    (11,044,273)   (401,187,107)
                                                --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................    266,943,265     300,316,607
 Reinvestment of distributions.................     11,044,273     401,187,107
 Cost of shares redeemed.......................   (491,621,656)   (416,251,052)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................   (213,634,118)    285,252,662
                                                --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......   (319,732,636)    168,267,543
NET ASSETS
 Beginning of the year.........................  2,064,016,015   1,895,748,472
                                                --------------  --------------
 End of the year............................... $1,744,283,379  $2,064,016,015
                                                ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year............................... $   23,559,220  $      120,155
                                                ==============  ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares................        644,114         625,092
 Issued in reinvestment of distributions.......         28,030         938,111
 Redeemed......................................     (1,184,966)       (865,998)
                                                --------------  --------------
 Net Change....................................       (512,822)        697,205
                                                ==============  ==============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------
                             2000        1999        1998        1997        1996
                          ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of year......  $   434.74  $   468.03  $   399.60  $   427.08  $   374.62
                          ----------  ----------  ----------  ----------  ----------
Income from investment
 operations
 Net investment income..        5.85        3.35        5.29        2.52        3.08
 Net realized and
  unrealized gain (loss)
  on investments........      (26.21)      68.25      130.40       95.67       74.80
                          ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............      (20.36)      71.60      135.69       98.19       77.88
                          ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....       (0.13)      (3.33)      (5.31)      (2.52)      (3.08)
 Distributions from net
  realized capital
  gains.................       (2.36)    (101.18)     (61.73)    (123.15)     (22.34)
 Distributions in excess
  of net realized
  capital gains.........        0.00       (0.38)      (0.22)       0.00        0.00
                          ----------  ----------  ----------  ----------  ----------
 Total distributions....       (2.49)    (104.89)     (67.26)    (125.67)     (25.42)
                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 year...................  $   411.89  $   434.74  $   468.03  $   399.60  $   427.08
                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)........        (4.7)       15.7        34.1        23.5        21.1
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........        0.66        0.66        0.66        0.67        0.69
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....        0.65          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............        1.34        0.67        1.18        0.52        0.79
Portfolio turnover rate
 (%)....................         272         206         204         214         207
Net assets, end of year
 (000)..................  $1,744,283  $2,064,016  $1,895,748  $1,425,719  $1,142,660

(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGERS: CHRISTOPHER C. DAVIS AND KENNETH C. FEINBERG
DAVIS SELECTED ADVISERS, L.P.

[PHOTO OF CHRISTOPHER DAVIS]
[PHOTO OF KENNETH FEINBERG]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Davis Venture Value Series had a strong year, posting a total return of +9.5% for the year ended December 31, 2000. We are pleased with this perfor-mance, as it was achieved during one of the more volatile years in the stock market's history. By comparison, the S&P 500 Stock Index/21/ finished the year with a -9.1% return, the Dow Jones Industrial Average with a -4.7% return, and NASDAQ Composite Index with a -38.9% return. By the end of the year, the tech-nology-heavy NASDAQ Composite declined just over 50% from its high in March. The Davis Venture Value Series also outperformed its peer group during 2000. The Lipper Variable Insurance Products Growth Fund Average/10/ had a return of -9.2% for the period.

We recognize that relative performance over any six-month or one-year period can often be unpredictable and not significant within the context of a long-term investment strategy. Davis maintains a long-term outlook for each of the stocks and businesses selected for the Davis Venture Value Series. The Portfo-lio Managers believe the merits of their investment discipline will be clearly discernible over 3-, 5-, and 10-year horizons.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: The past year has been a period of increasing volatility and uncertainty in the stock market. This volatility--and the underlying nervousness among market participants--is the sum of many factors. Clearly, poor earnings performance among technology companies has damaged investor confidence. One by one, each of the market leaders of recent years missed Wall Street's quarterly earnings es-timates by the end of 2000, to the surprise and dismay of many investors. Many have attributed these weaker earnings reports to a slow down in economic growth, a weak Euro, and a cyclical decline in corporate spending on technolo-gy. Indeed, the U.S. "Goldilocks" economy has shown evidence of decelerating. Recent economic data suggests that consumer confidence has declined, unemploy-ment has risen slightly, and GDP growth has slowed from its previous pace. Now, although inflation appears subdued overall, the global economy is faced with the short-term problem of high energy prices and a potentially cold winter. We also point out that there is growing evidence that accounting practices among many public companies have been too liberal during recent quarters. We have mentioned this concern in past commentaries, and believe it is another contrib-uting factor to the volatility in stock prices. Finally, the uncertainty sur-rounding the Presidential Election court battles in Florida during November also contributed to poor investor sentiment.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: Our investment strategy remains consistent throughout any market environ-ment. Davis actively seeks out high quality, well-managed companies with strong potential for future earnings growth. Our investment team will identify a short-list of great companies, and will patiently wait until the stock market presents us with opportunities to strategically build positions at value pric-es. We will hold our positions for the long-term.

Davis has defined a list of critical characteristics that foster long-term suc-cess among businesses. This list includes outstanding executive management teams with measurable track records, entrepreneurial cultures, strong returns on capital, smart application of technology, conservative financial positions, and strategic positioning for long-term success within any given industry. We will not change our investment discipline in reaction to market volatility, mo-mentum, or investor "fads", as we strongly believe in our method and our abil-ity to build wealth over the long-term.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Our portfolios benefited from good performance among top positions in high quality financial franchises such as AIG, Citigroup, Household International, and Golden West Financial. Also, we selectively increased positions in health care companies during the year, and benefited from the performance of Merck and American Home Products. Also, Tyco International and Philip Morris, two contro-versial stocks during 1999, were big contributors to the portfolio's perfor-mance in 2000. We took advantage of the price weakness of these two companies in 1999 to add to our holdings, because we maintained a high conviction in their management teams and in their ability to overcome short-term business challenges. Finally, we reduced or eliminated positions in several highly val-ued technology companies during the first half of the year, including Oracle, Applied Materials, Intel, and Texas Instruments. As such, we avoided much of the price declines in these particular stocks in the second half of 2000. We believe these sources of performance demonstrate a high quality research effort and a strong value discipline.

However, we also made mistakes during 2000. While we were able to pare several of our largest technology positions, we experienced disappointing performance across our technology holdings. Even high quality companies like Hewlett-Pack-ard and Lexmark International, which we believe are experiencing short-term "growing pains," suffered declines in excess of -25% for the year. Recent po-sitions in telecom companies AT&T, Motorola, and Lucent Technologies have also caused us some consternation. We began building or increasing positions in these companies mid-year, after their share prices had dropped. We underesti-mated the near-term challenges facing these businesses. Using our best judge-ment, we have sold some technology positions, and added to others on price weakness.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND FOR YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We are optimists at heart, and believe that the long-term outlook for the U.S. stock market remains positive. The Federal Reserve may succeed in achiev-ing a "soft landing" of modest growth, high productivity, and controlled in-flation for the U.S. economy. In the coming year, the stock market may get some relief through a reduction in U.S. interest rates. There remains much po-tential for further U.S. corporate profit growth, even within the technology sector. However, we remind investors that the big drivers of the recent bull market--steeply falling interest rates, low inflation, rising productivity, and expanding margins--are not as strong as before. Our Senior Research Advis-er, Shelby Davis, has commented that the market may remain in a long-term trading range for several years. It is very difficult to attempt to predict what the market, the economy, or interest rates will do over the next six months. Therefore, we try to always stay focused on the important long-term trends and developments that will influence company performance for years to come.

We will continue to apply the Davis Investment Discipline in the current mar-ket environment, just as we have been doing for the past thirty years. We will look to maintain strong positions in the highest quality companies with the brightest leaders. Furthermore, we will strategically take advantage of situa-tions when the stock market presents us with the opportunity to build a new position in a great company, or add to an existing one, at value prices.

                                 [GRAPH]

               A $10,000 INVESTMENT COMPARED TO THE S&P 500
                      SINCE THE SERIES' INCEPTION

                Davis Venture
                Value Series       S&P 500

10/31/94          $10,000          $10,000
12/31/94            9,650            9,774
12/31/95           13,441           13,437
12/31/96           16,914           16,538
12/31/97           22,580           22,034
12/31/98           25,834           28,368
12/31/99           30,360           34,319
12/31/00           33,240           31,239

AVERAGE ANNUAL TOTAL RETURNS

                                              LIPPER VARIABLE
                     VENTURE                      GROWTH
                   VALUE SERIES    S&P 500       FUND AVG.
1 Year                9.5%          -9.1%          -9.2%
3 Years              13.8%          12.3%          14.4%
5 Years              19.9%          18.4%          17.7%
Since Inception      21.5%          20.3%           n/a

[CHECKMARK]

    FUND FACTS

    DAVIS VENTURE VALUE SERIES

 GOAL: Growth of capital.

 START DATE: October 31, 1994

 SIZE: $925 million as of December 31, 2000

 MANAGERS: Christopher C. Davis has
 been the manager of the Series since
 February 1997. Previously, he co-
 managed the Series with Shelby M.C.
 Davis from October 1995 to February
 1997. Kenneth C. Feinberg has co-
 managed the Series since April 1999.
 Mr. Feinberg has co-managed other
 equity funds for Davis Selected
 since May 1998.
Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--88.9% OF TOTAL NET ASSETS

                                                                     VALUE
 SHARES                                                            (NOTE 1A)

         BANKS--10.9%
  53,200 Bank One Corp. .......................................   $  1,948,450
 729,173 Citigroup, Inc........................................     37,233,396
 305,000 Golden West Financial Corp............................     20,587,500
 127,300 US Bancorp............................................      3,715,569
 676,600 Wells Fargo & Co......................................     37,678,163
                                                                  ------------
                                                                   101,163,078
                                                                  ------------
         BUILDING & CONSTRUCTION--2.6%
 922,100 Masco Corp............................................     23,686,444
                                                                  ------------
         BUSINESS SERVICES--0.7%
 188,700 Dun & Bradstreet Corp. (b)............................      4,882,612
  20,200 First Data Corp.......................................      1,064,288
   7,700 WPP Group, Plc. (ADR).................................        483,656
                                                                  ------------
                                                                     6,430,556
                                                                  ------------
         CHEMICALS--2.0%
  76,600 Minnesota Mining & Manufacturing Co...................      9,230,300
 187,800 Vulcan Materials Co. .................................      8,990,925
                                                                  ------------
                                                                    18,221,225
                                                                  ------------
         COMMUNICATION SERVICES--1.0%
  69,200 Gannett, Inc..........................................      4,363,925
  66,900 Tribune Co............................................      2,826,525
 100,000 Tycom, Ltd............................................      2,237,500
                                                                  ------------
                                                                     9,427,950
                                                                  ------------
         COMPUTERS & BUSINESS EQUIPMENT--13.3%
 691,600 Hewlett Packard Co....................................     21,828,625
 110,500 International Business Machines.......................      9,392,500
 326,300 Lexmark International, Inc. (b).......................     14,459,169
 235,200 Loral Space & Communications, Ltd.....................        749,700
 930,100 Lucent Technologies, Inc..............................     12,556,350
 933,000 Motorola, Inc.........................................     18,893,250
 515,300 Tellabs, Inc. (b).....................................     29,114,450
 341,100 Texas Instruments, Inc................................     16,159,612
                                                                  ------------
                                                                   123,153,656
                                                                  ------------
         CONGLOMERATES--4.9%
 818,800 Tyco International, Ltd. .............................     45,443,400
                                                                  ------------
         CONSTRUCTION MATERIALS--0.7%
 142,700 Martin Marietta Materials, Inc........................      6,036,210
                                                                  ------------
         CONTAINERS & GLASS--1.4%
 434,000 Sealed Air Corp.......................................     13,237,000
                                                                  ------------
         COSMETICS & TOILETRIES--0.3%
  67,100 Gillette Co...........................................      2,423,988
                                                                  ------------
         DOMESTIC OIL--1.1%
 101,658 Devon Energy Corp.....................................      6,198,088
  55,400 Schlumberger, Ltd.....................................      4,428,538
                                                                  ------------
                                                                    10,626,626
                                                                  ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DRUGS & HEALTH CARE--9.5%
 490,400 American Home Products Corp. ...........................   $ 31,164,920
 331,500 Bristol-Myers Squibb Co.................................     24,510,281
  63,000 Eli Lilly & Co. ........................................      5,862,938
 154,085 Glaxo Wellcome, Plc. (ADR)..............................      8,628,760
 161,600 Merck & Co, Inc.........................................     15,129,800
  47,000 Pharmacia Corp..........................................      2,867,000
                                                                    ------------
                                                                      88,163,699
                                                                    ------------
         ELECTRICAL EQUIPMENT--0.5%
 122,933 Molex, Inc..............................................      4,364,121
                                                                    ------------
         ELECTRONICS--1.8%
 149,946 Agilent Technologies, Inc. (b)..........................      8,209,543
  39,400 Applied Materials, Inc. (b).............................      1,504,588
 124,900 Intel Corp. ............................................      3,778,225
  83,808 Konnklijke Philips Electronics N.V. (ADR)...............      3,038,040
                                                                    ------------
                                                                      16,530,396
                                                                    ------------
         FINANCIAL SERVICES--16.3%
 834,300 American Express Co.....................................     45,834,356
 140,900 Federal Home Loan Mortgage Corp. .......................      9,704,488
 722,000 Household International, Inc............................     39,710,000
 175,700 Moody's Corp. ..........................................      4,513,294
 255,810 Morgan Stanley Dean Witter & Co.........................     20,272,942
 292,600 Providian Financial Corp. ..............................     16,824,500
  33,400 State Street Corp. .....................................      4,148,614
 199,700 Stilwell Financial, Inc.................................      7,875,669
  63,200 Sun Life Financial Services, Inc. (b)...................      1,682,700
                                                                    ------------
                                                                     150,566,563
                                                                    ------------
         HOTELS & RESTAURANTS--3.2%
 169,600 Marriott International, Inc. ...........................      7,165,600
 656,200 McDonald's Corp.........................................     22,310,800
                                                                    ------------
                                                                      29,476,400
                                                                    ------------
         INDUSTRIAL MACHINERY--0.8%
 183,300 Dover Corp..............................................      7,435,106
                                                                    ------------
         INSURANCE--9.3%
 220,107 American International Group, Inc. .....................     21,694,296
     359 Berkshire Hathaway, Inc.................................     25,489,000
      27 Berkshire Hathaway, Inc. (Class B) (b)..................         63,558
  68,700 Chubb Corp. ............................................      5,942,550
  51,900 Loews Corp..............................................      5,374,894
  98,900 Progressive Corp........................................     10,248,513
 135,350 Transatlantic Holdings, Inc.............................     14,330,181
 120,631 UnumProvident Corp. ....................................      3,241,958
                                                                    ------------
                                                                      86,384,950
                                                                    ------------
         PUBLISHING--0.2%
  31,800 Dow Jones & Co., Inc. ..................................      1,800,675
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         REAL ESTATE INVESTMENT TRUST--0.4%
  15,700 Centerpoint Properties Trust............................   $    741,825
  22,300 Equity Residential Properties Trust.....................      1,233,469
  85,000 General Growth Properties, Inc. ........................      2,082,500
                                                                    ------------
                                                                       4,057,794
                                                                    ------------
         RETAIL--2.7%
 635,400 Costco Wholesale Corp. (b)..............................     25,376,287
                                                                    ------------
         SOFTWARE--0.5%
 236,100 BMC Software, Inc. (b)..................................      3,305,400
 206,100 Novell, Inc. (b)........................................      1,075,584
                                                                    ------------
                                                                       4,380,984
                                                                    ------------
         TELEPHONE--0.7%
 311,692 AT&T Corp. .............................................      5,396,167
  86,300 AT&T Corp. (Wireless Group).............................      1,494,069
                                                                    ------------
                                                                       6,890,236
                                                                    ------------
         TOBACCO--2.8%
 578,500 Philip Morris Cos., Inc. ...............................     25,454,000
                                                                    ------------
         TRUCKING & FREIGHT FORWARDING--1.3%
 201,900 United Parcel Service, Inc. (Class B)...................     11,874,244
                                                                    ------------
         Total Common Stocks
          (Identified Cost $675,223,662).........................    822,605,588
                                                                    ------------

Preferred Stocks-0.4%

                                                VALUE
 SHARES                                       (NOTE 1A)

          REAL ESTATE INVESTMENT TRUST--0.4%
  98,300  General Growth Properties, Inc. ..
                                             $  3,557,231
                                             ------------
          Total Preferred Stocks
           (Identified Cost $3,407,912).....    3,557,231
                                             ------------

SHORT TERM INVESTMENT--10.6%

 FACE AMOUNT

             REPURCHASE AGREEMENT--10.6%
 $97,904,000 State Street Corp. Repurchase Aggreement dated
              12/29/00 at 6.430% to be repurchased at
              $104,339,121 on 1/2/01, collateralized by
              $28,090,000 Federal National Mortgage Association
              7.000% due 9/1/29, $26,025,000 Federal National
              Mortgage Association 7.000% due 11/1/35,
              $24,455,000 Federal National Mortgage Association
              7.000% due 11/20/01, and $26,025,000 Federal
              National Mortage Association 7.000% due 10/1/38
              with a combined total value of $102,894,107.......     97,904,000
                                                                   ------------
             Total Short Term Investment
              (Identified Cost $97,904,000).....................     97,904,000
                                                                   ------------
             TOTAL INVESTMENTS--99.9%
             (Identified Cost $776,535,574) (a).................    924,066,819
             Other assets less liabilities......................      1,198,297
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $925,265,116
                                                                   ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Federal Tax Information:

   At December 31, 2000 the net unrealized appreciation on investments based on cost of $776,748,613 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $220,726,561
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (73,408,355)
                                                                   ------------
   Net unrealized appreciation...................................  $147,318,206
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value....................................           $924,066,819
 Cash....................................................                  1,360
 Receivable for:
 Fund shares sold........................................              1,551,080
 Dividends and interest..................................                819,282
 Foreign taxes...........................................                  2,998
                                                                    ------------
  Total Assets...........................................            926,441,539
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $568,826
 Withholding taxes.......................................     4,041
 Accrued expenses:
 Management fees.........................................   566,252
 Deferred trustees fees..................................    16,846
 Other expenses..........................................    20,458
                                                           --------
  Total Liabilities......................................              1,176,423
                                                                    ------------
NET ASSETS...............................................           $925,265,116
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $685,189,066
 Undistributed net investment income.....................              4,989,606
 Accumulated net realized
  gains (losses).........................................             87,555,073
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................            147,531,371
                                                                    ------------
NET ASSETS...............................................           $925,265,116
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($925,265,116 divided by 31,683,586 shares of beneficial
 interest)...............................................           $      29.20
                                                                    ============
Identified cost of investments...........................           $776,535,574
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends........................................               $ 7,063,173(a)
 Interest.........................................                 4,182,266
                                                                 -----------
                                                                  11,245,439
EXPENSES
 Management fees..................................  $ 6,002,735
 Trustees fees and expenses.......................       28,757
 Custodian........................................      105,210
 Audit and tax services...........................       20,363
 Legal............................................       27,829
 Printing.........................................      121,577
 Insurance........................................        5,661
 Miscellaneous....................................       20,472
                                                    -----------
  Total expenses before reductions................    6,332,604
  Expense reductions..............................      (40,730)   6,291,874
                                                    -----------  -----------
NET INVESTMENT INCOME.............................                 4,953,565
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................                89,490,056
 Unrealized appreciation
  (depreciation) on:
 Investments--net.................................  (25,825,248)
 Foreign currency transactions--net...............          105  (25,825,143)
                                                    -----------  -----------
 Net gain (loss)..................................                63,664,913
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................               $68,618,478
                                                                 ===========
(a)Net of foreign taxes of $19,111.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
DAVIS VENTURE VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      2000           1999
                                                  -------------  -------------
FROM OPERATIONS
 Net investment income........................... $   4,953,565  $   2,936,571
 Net realized gain (loss)........................    89,490,056      4,915,990
 Unrealized appreciation (depreciation)..........   (25,825,143)    78,394,684
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.....................................    68,618,478     86,247,245
                                                  -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income...........................             0     (2,768,802)
 Net realized gain...............................             0     (9,621,770)
                                                  -------------  -------------
 TOTAL DISTRIBUTIONS.............................             0    (12,390,572)
                                                  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares....................   394,147,257    256,605,757
 Reinvestment of distributions...................             0     12,390,572
 Cost of shares redeemed.........................  (193,099,934)  (127,604,594)
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS.............................   201,047,323    141,391,735
                                                  -------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........   269,665,801    215,248,408
NET ASSETS
 Beginning of the year...........................   655,599,315    440,350,907
                                                  -------------  -------------
 End of the year................................. $ 925,265,116  $ 655,599,315
                                                  =============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................. $   4,989,606  $     141,370
                                                  =============  =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..................    13,935,345     10,192,408
 Issued in reinvestment of distributions.........             0        471,756
 Redeemed........................................    (6,837,154)    (5,101,465)
                                                  -------------  -------------
 Net Change......................................     7,098,191      5,562,699
                                                  =============  =============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 2000     1999      1998      1997      1996
                               -------- --------  --------  --------  --------
Net asset value, beginning of
 year........................  $  26.67 $  23.15  $  20.80  $  16.09  $  13.10
                               -------- --------  --------  --------  --------
Income from investment
 operations
 Net investment income.......      0.16     0.12      0.16      0.18      0.13
 Net realized and unrealized
  gain (loss) on investments.      2.37     3.93      2.84      5.20      3.26
                               -------- --------  --------  --------  --------
 Total from investment
  operations.................      2.53     4.05      3.00      5.38      3.39
                               -------- --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income..........      0.00    (0.12)    (0.16)    (0.14)    (0.13)
 Distributions from net
  realized capital gains.....      0.00    (0.32)    (0.49)    (0.53)    (0.27)
 Distributions in excess of
  net realized capital gains.      0.00    (0.09)     0.00      0.00      0.00
                               -------- --------  --------  --------  --------
 Total distributions.........      0.00    (0.53)    (0.65)    (0.67)    (0.40)
                               -------- --------  --------  --------  --------
Net asset value, end of year.  $  29.20 $  26.67  $  23.15  $  20.80  $  16.09
                               ======== ========  ========  ========  ========
TOTAL RETURN (%).............       9.5     17.5      14.4      33.5      25.8
Ratio of operating expenses
 to average net assets before
 expense reduction (%).......      0.79     0.81      0.83      0.90      0.90
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (a)..      0.79       --        --        --        --
Ratio of net investment
 income to average net assets
 (%).........................      0.62     0.55      0.82      0.94      1.25
Portfolio turnover rate (%)..        25       22        25        17        18
Net assets, end of year
 (000).......................  $925,265 $655,599  $440,351  $280,448  $108,189
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement would have been
 (%).........................        --       --        --      0.90      0.96

(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

HARRIS OAKMARK MID CAP VALUE SERIES
PORTFOLIO MANAGERS: WILLIAM C. NYGREN, CFA; HENRY BERGHOEF, CFA; FLOYD J. BELLMAN, CFA
HARRIS ASSOCIATES L.P.

[PHOTO OF WILLIAM NYGREN]
[PHOTO OF HENRY BERGHOEF]

[PHOTO OF FLOYD BELLMAN]


Q: HOW DID THE SERIES PERFORM DURING THE PAST EIGHT MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: Harris Associates assumed management of the Series on May 1, 2000. Over this eight-month period, the Harris Oakmark Mid Cap Value Series returned +14.2%. This performance compared with the following returns: the Russell Mid-Cap In-dex/18/ at +3.2%, the Russell Mid-Cap Value Index/22/ at +17.5%, and the Stan-dard & Poor's 500 Stock Index/21/ at-9.1%.

Including the performance prior to Harris Associates assuming management re-sponsibility, the Series returned +20.5% for the year ended December 31, 2000. This compares to the +8.3% return of the Russell Mid-Cap Index and the +5.2% return of the Lipper Variable Insurance Products Mid-Cap Fund Average.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: Last year had, as in most years, its bright spots and its weaker periods. The year began with continued weakness in value stocks as growth stocks--par-ticularly technology--raced ahead, pushing the NASDAQ to new heights during the first quarter. But as that quarter drew to a close, the "regression to the mean" talked about many times before and since, began to unfold, at times with vengeance. We felt, and continue to feel, that this was the beginning of a new value cycle.

In the next few months, and for the remainder of the year, the trend contin-ued--albeit with periodic stops and starts--as the growth/technology stocks ex-perienced failing rallies and temporary euphoria, but ultimately declined. This resulted in growth-biased indices declining low double digits to minus 39% for the NASDAQ, while value indices, mutual funds, and portfolios experienced gains ranging from mid single digits and low double digits to high teens. While the general trend for value stocks was up after the end of the first quarter, the move upward was not always uniform and was not immune to the dramatic selling that takes place in individual stocks when there is even a hint of disappoint-ment.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: Our strategy remained the same for the entire period. We continued to ex-ploit the wide valuation disparity that exists between individual stocks, and we act opportunistically when market volatility occurs.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The NASDAQ market continued to weaken during the fourth quarter as investors continued to shift away from technology stocks towards more attractively priced value stocks. The purchase of financial stocks positively impacted the portfo-lio's performance during the period. Significant positions in Washington Mutu-al, the largest savings and loan in the country, and MBIA Inc., the municipal bond insurer with returns of over 100% and 50% respectively, led the portfolio returns higher. Partially offsetting these returns was the underperformance of US Industries and USG Corp, both of which declined over 40%. Business condi-tions for both companies remain difficult and, although they continue to be un-dervalued, their portfolio weightings have decreased.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We strongly believe that the trend toward more attractively valued sectors of the market will continue for three reasons. First, several large cap and technology stocks remain overvalued and the "regression to the mean," precipi-tated by slowing earnings growth, should continue. Meanwhile, these stocks con-tinue to dominate growth-oriented indices, such as the S&P 500, NASDAQ, and many growth-oriented mutual funds. The liquidation of individual stocks brought about the selling of index funds and growth-oriented mutual funds has not yet fully materialized, but the liquidations may occur and cause further pressure on this sector.

Second, as students of history, we remember that investment cycles tend to last years, not months, so the winds of change should remain favorable for some time.

Finally, one of the reasons cycles exist is that individual stocks go through cycles of being value stocks, then growth stocks, and then back to value. This last point is very important because a large number of these previous high fli-ers that have strong business prospects have valuations that look more inter-esting each day. It is likely that we will own more of these stocks in the com-ing years than we have in a long time.

With that said, we are mindful of the risks in today's market. We are well aware of the synchronized slowdown in the U.S. and foreign economies, and our earnings estimates reflect a greater degree of conservatism than they have for some time. Our investment philosophy just passed a crucial test as a major por-tion of the overall market experienced a veritable meltdown. As we have dis-cussed before, we place great emphasis on concepts such as valuation, quality of management, and investment fundamentals in order to deliver outstanding longer-term returns at an acceptable level of risk. Although the apparent risks in recent years have been small, we are grateful to have remembered the impor-tant lessons of the past, as the current mania is unfolded.

                                  [GRAPH]

     A $10,000 INVESTMENT COMPARED TO THE S&P 500 AND RUSSELL MIDCAP INDEX
                     SINCE THE SERIES' INCEPTION

              Harris Oakmark
               Midcap Value
                  Series       Russell Midcap      S&P 500

 4/30/93         $10,000          $10,000          $10,000
12/31/93          11,474           11,136           10,812
12/31/94          11,443           10,903           10,951
12/31/95          14,916           14,659           15,056
12/31/96          17,538           17,444           18,531
12/31/97          20,580           22,505           24,689
12/31/98          19,459           24,777           31,787
12/31/99          19,524           29,294           38,455
12/31/00          23,528           31,710           35,003

AVERAGE ANNUAL TOTAL RETURNS
                                                      LIPPER VARIABLE
                                RUSSELL                    MIDCAP
                MIDCAP VALUE     MIDCAP      S&P 500      FUND AVG.

1 Year              20.5%         8.3%        -9.1%         5.2%
3 Years              4.6         12.1         12.3         19.3
5 Years              9.5         16.7         18.4         18.3
Since Inception     11.8         16.2         17.8          n/a

[CHECKMARK]
     FUND FACTS

     HARRIS OAKMARK MID CAP VALUE
     SERIES

GOAL: Long-term capital
appreciation.
START DATE: April 30, 1993
SIZE: $140 million as of
December 31, 2000
MANAGERS: William C. Nygren,
Henry Berghoef and Floyd
Bellman have managed the
Harris Oakmark Mid Cap Value
Series since May 1, 2000.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND

HARRIS OAKMARK MID CAP VALUE SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--92.1% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         APPAREL & TEXTILES--3.6%
 120,700 Liz Claiborne, Inc.......................................   $ 5,024,138
                                                                     -----------
         AUTO PARTS--2.4%
 293,000 Visteon Corp.............................................     3,369,500
                                                                     -----------
         BANKS--14.6%
 385,000 Washington Mutual, Inc...................................    20,429,062
                                                                     -----------
         BUILDING & CONSTRUCTION--4.0%
 248,900 USG Corp.................................................     5,600,250
                                                                     -----------
         BUSINESS SERVICES--26.3%
 265,200 Ceridian Corp............................................     5,287,425
 218,500 Dun & Bradstreet Corp. (b)...............................     5,653,687
  98,300 Electronic Data Systems Corp. ...........................     5,676,825
 106,900 First Data Corp. ........................................     5,632,294
 141,000 H&R Block, Inc...........................................     5,833,875
 425,600 Reynolds & Reynolds Co. .................................     8,618,400
                                                                     -----------
                                                                      36,702,506
                                                                     -----------
         DRUGS & HEALTH CARE--1.4%
  43,500 Chiron Corp. ............................................     1,935,750
                                                                     -----------
         ELECTRICAL EQUIPMENT--4.9%
 230,200 Thermo Electron Corp. ...................................     6,848,450
                                                                     -----------
         FINANCIAL SERVICES--3.9%
 209,200 Moody's Corp.............................................     5,373,825
                                                                     -----------
         HOTELS & RESTAURANTS--4.2%
 176,600 Tricon Global Restaurants, Inc. (b)......................     5,827,800
                                                                     -----------
         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.5%
 259,600 U.S. Industries, Inc. ...................................     2,076,800
                                                                     -----------
         HOUSEHOLD PRODUCTS--4.1%
 268,900 Energizer Holdings, Inc. ................................     5,747,738
                                                                     -----------
         INSURANCE--2.1%
  40,000 MBIA, Inc................................................     2,965,000
                                                                     -----------
         LEISURE--4.3%
 419,000 Mattel, Inc..............................................     6,050,360
                                                                     -----------
         RETAIL--11.3%
 791,000 Office Depot, Inc. (b)...................................     5,635,875
 607,800 Toys "R" Us, Inc. (b)....................................    10,142,662
                                                                     -----------
                                                                      15,778,537
                                                                     -----------
         TELEPHONE--3.5%
 280,000 AT&T Corp................................................     4,847,500
                                                                     -----------
         Total Common Stocks
          (Identified Cost $116,345,092)..........................   128,577,216
                                                                     -----------

SHORT TERM INVESTMENTS--9.4%

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)
             REPURCHASE AGREEMENT--9.4%
 $13,072,000 State Street Corp. Repurchase Agreement dated
              12/29/00 at 5.850% to be repurchased at
              $13,080,497 on 1/2/01, collateralized by U.S.
              Treasury Bonds 7.125% due 2/15/23 with a value of
              $13,377,360......................................   $ 13,072,000
                                                                  ------------
             Total Short Term Investment
              (Identified Cost $13,072,000)....................     13,072,000
                                                                  ------------
             Total Investments--101.5%
              (Identified Cost $129,417,092) (a)...............    141,649,216
             Other assets less liabilities.....................     (2,130,968)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $139,518,248
                                                                  ============

(a) Federal Tax Information:

  At December 31, 2000 the net unrealized appreciation on investments based on cost of $129,416,556 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 22,402,993
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (10,170,333)
                                                                   ------------
   Net unrealized appreciation...................................  $ 12,232,660
                                                                   ============

(b) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
HARRIS OAKMARK MID CAP VALUE SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.................................             $141,649,216
 Cash.................................................                      356
 Receivable for:
 Securities sold......................................                4,045,365
 Fund shares sold.....................................                  786,514
 Dividends and interest...............................                  119,182
 Foreign taxes........................................                    1,691
                                                                   ------------
  Total Assets........................................              146,602,324
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $   66,850
 Securities purchased.................................   6,825,944
 Accrued expenses:....................................
 Management fees......................................      86,755
 Deferred trustees fees...............................       9,523
 Other expenses.......................................      95,004
                                                        ----------
  Total Liabilities...................................                7,084,076
                                                                   ------------
NET ASSETS............................................             $139,518,248
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $131,209,661
 Undistributed net investment income..................                1,089,074
 Accumulated net realized gains (losses)..............               (5,012,611)
 Unrealized appreciation (depreciation) on investments
  ....................................................               12,232,124
                                                                   ------------
NET ASSETS............................................             $139,518,248
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($139,518,248 divided by 951,245 shares of beneficial
 interest)............................................             $     146.67
                                                                   ============
Identified cost of investments........................             $129,417,092
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends.........................................             $ 1,655,964(a)
 Interest..........................................                 450,863
                                                                -----------
                                                                  2,106,827
EXPENSES
 Management fees................................... $  842,082
 Trustees fees and expenses........................     14,249
 Custodian.........................................     50,590
 Audit and tax services............................     13,676
 Legal.............................................     17,742
 Printing..........................................    136,113
 Insurance.........................................        876
 Miscellaneous.....................................      5,573
                                                    ----------
 Total expenses before reductions..................  1,080,901
 Less expenses assumed by the investment adviser...    (70,400)   1,010,501
                                                    ----------  -----------
NET INVESTMENT INCOME..............................               1,096,326
                                                                -----------
Realized and Unrealized Gain (Loss) Realized gain
 (loss) on:
 Investments--net..................................               3,073,110
 Unrealized appreciation (depreciation) on:
 Investments--net..................................              17,875,485
                                                                -----------
 Net gain (loss)...................................              20,948,595
                                                                -----------
 NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.......................................             $22,044,921
                                                                ===========
(a)Net of foreign taxes of $6,590.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
HARRIS OAKMARK MID CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  1,096,326  $  1,205,828
 Net realized gain (loss)..........................    3,073,110    (7,918,132)
 Unrealized appreciation (depreciation)............   17,875,485     6,689,577
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   22,044,921       (22,727)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................            0    (1,205,828)
 In excess of net investment income................            0      (155,136)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0    (1,360,964)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   48,811,331    40,923,689
 Reinvestment of distributions.....................            0     1,360,964
 Cost of shares redeemed...........................  (40,617,912)  (44,618,082)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................    8,193,419    (2,333,429)
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   30,238,340    (3,717,120)

NET ASSETS
 Beginning of the year.............................  109,279,908   112,997,028
                                                    ------------  ------------
 End of the year................................... $139,518,248  $109,279,908
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $  1,089,074  $     (2,588)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      379,011       322,118
 Issued in reinvestment of distributions...........            0        11,333
 Redeemed..........................................     (325,645)     (355,388)
                                                    ------------  ------------
 Net Change........................................       53,366       (21,937)
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  2000     1999      1998      1997     1996
                                -------- --------  --------  --------  -------
Net asset value, beginning of
 year.........................  $ 121.71 $ 122.85  $ 170.59  $ 157.88  $142.44
                                -------- --------  --------  --------  -------
Income from investment
 operations
 Net investment income........      1.15     1.36      1.09      0.00     0.11
 Net realized and unrealized
  gain (loss) on investments..     23.81    (0.97)   (11.41)    27.12    24.88
                                -------- --------  --------  --------  -------
 Total from investment
  operations..................     24.96     0.39    (10.32)    27.12    24.99
                                -------- --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income...........      0.00    (1.36)    (1.09)     0.00    (0.13)
 Distributions from net
  realized capital gains......      0.00     0.00    (36.08)   (14.41)   (9.42)
 Distributions in excess of
  net realized capital gains..      0.00     0.00     (0.25)     0.00     0.00
 Distributions in excess of
  net investment income.......      0.00    (0.17)     0.00      0.00     0.00
                                -------- --------  --------  --------  -------
 Total distributions..........      0.00    (1.53)   (37.42)   (14.41)   (9.55)
                                -------- --------  --------  --------  -------
Net asset value, end of year..  $ 146.67 $ 121.71  $ 122.85  $ 170.59  $157.88
                                ======== ========  ========  ========  =======
TOTAL RETURN (%)..............      20.5      0.3      (5.5)     17.4     17.6
Ratio of operating expenses to
 average net assets (%).......      0.90     0.88      0.88      0.85     0.85
Ratio of net investment income
 to average net assets (%)....      0.98     1.08      0.66     (0.16)    0.08
Portfolio turnover rate (%)...       143      119       171        49       65
Net assets, end of year (000).  $139,518 $109,280  $112,997  $114,617  $82,667
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      0.96       --      0.90      0.86     0.92

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL CAP SERIES
LEAD PORTFOLIO MANAGERS (PICTURED): CHRIS R. ELY AND JOSEPH R. GATZ PORTFOLIO
MANAGERS: PHILIP C. FINE, DAVID L. SMITH AND DAN THELEN LOOMIS, SAYLES & COMPANY, L.P.


[PHOTO OF CHRIS R. ELY]

[PHOTO OF JOSEPH R. GATZ]


[PHOTO OF (TO BE ADDED LATER)]


Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Loomis Sayles Small Cap Series out-performed its peers and its bench-mark for the year. During the year ended December 31, 2000, the Series re-turned 5.2% versus the Lipper Variable Insurance Products Small Cap Funds Av-erage/15/ of 0.2%, resulting in a ranking of 57 out of 139 funds. For the same period, the Russell 2000 Index/19/ was down 3.0%. The Series' out-performance was due generally to the strong showing from its value holdings.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST 12 MONTHS.

A: The year 2000 was characterized by tremendous volatility throughout the fi-nancial markets. The year began with small cap growth stocks, technology stocks in particular, driving the equity markets. A rotation toward small-cap value stocks commenced in March of 2000 and continued throughout remainder of the year. As the year progressed, it became evident that economic growth had slowed substantially. By fourth quarter, earnings expectations were reduced and investors became more valuation sensitive as the number of earnings disap-pointments grew. For the year, small cap value stocks returned a positive 22.8% versus a decline in small cap growth stocks of -22.4% using the Russell 2000 indices.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: In the growth portion of the portfolio, amid a deteriorating macro environ-ment for growth stocks, we reduced our exposure to some of the most economi-cally sensitive companies as well as to stocks with very high multiples (or price/earnings ratios), which were principally found in the technology sector. These stocks were replaced with less economically sensitive stocks such as those of health care companies. Toward year-end, we also increased the series' exposure to financial services, where we expected interest rate cuts to aid both earnings growth and investor sentiment.

In the value portion of the portfolio, we improved overall quality and reduced the number of holdings by eliminating more speculative companies and those with weaker fundamentals. We were able to find plenty of fundamentally sound, growing companies selling at very attractive valuations. Late in the year, we began to increase our exposure to sectors where valuations were depressed and where fundamentals would likely benefit from a decline in interest rates. These additions to the portfolio included select opportunities in consumer re-lated industries such as specialty retail and household goods, and in niche markets in the basic materials sector. We also took advantage of the substan-tial decline in technology stocks to establish new positions in fundamentally sound companies that had become attractively valued.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST 12 MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: As discussed above, the biggest factor during the year was the strong bias in the markets toward value investing. Stock selection was the primary driver of investment performance, particularly in the value account, and especially among holdings in the consumer and financial service sectors. Another impor-tant factor in the value account's good performance was the merger and acqui-sition activity in 17 of its holdings. In the growth account, our technology stocks had the greatest negative impact on performance during the year. Some of the declines here were the result of eroding fundamentals. However, in most cases, these holdings simply slumped with the overall market.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe the outlook for small cap stocks remains positive. The surprise Federal Reserve rate cut in the first days of 2001 may have marked the end of the bear market that saw the NASDAQ Composite slide 51% from March 10th to year-end. However, we continue to expect significant volatility in the coming months as investors react to poor earnings reports and lowered expectations. The diversified nature of the Loomis Sayles Small Cap Series (with both a growth and a value component) should continue to be a benefit, allowing us to limit damage during rocky times in the market.

                                [GRAPH]

          A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX
                    SINCE THE SERIES' INCEPTION

               Loomis Sayles
                 Small Cap
                  Series        Russell 2000

 5/02/94          $10,000          $10,000
12/31/94            9,676           10,027
12/31/95           12,471           12,879
12/31/96           16,296           15,004
12/31/97           20,344           18,359
12/31/98           19,999           17,892
12/31/99           26,349           21,695
12/31/00           27,728           21,039

AVERAGE ANNUAL TOTAL RETURNS

                                           LIPPER VARIABLE
                 SMALL CAP                   SMALL CAP
                  SERIES     RUSSELL 2000   FUND AVERAGE

1 Year             5.2        ( 3.0)%           0.2%
3 Years           10.9          4.7            11.6
5 Years           17.3         10.3            14.9
Since Inception   16.5         11.8             N/A

[CHECKMARK]
    FUND FACTS

    LOOMIS SAYLES SMALL CAP SERIES

GOAL: Long-term capital growth from investment in common stocks or their equivalents.
START DATE: May 2, 1994
SIZE: $486 milllion as of December 31, 2000
MANAGERS: Chris Ely, Joseph Gatz, Philip Fine, David Smith and Dan Thelen. They also manage the Loomis Sayles Small Cap Fund and the Maxim Series--Small Cap Fund. Mr. Ely, Mr. Fine, and Mr. Smith began co-managing the Series in April 1999. Mr. Ely has also managed the Loomis Sayles portion of the Nvest Star Small Cap Fund since December 1996. He also manages the Loomis Sayles Aggressive Fund and the Loomis Sayles Small Cap Growth Fund, series of the Loomis Sayles Funds, and the Loomis Sayles Small Company Growth Fund, a series of Loomis Sayles Investment Trust. Mr. Ely joined Loomis Sayles in 1996. Mr. Gatz began co-managing the Series in January 2000. He joined Loomis Sayles in 1999.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--94.5% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--1.6%
  95,200 Aeroflex, Inc. (b)......................................   $  2,744,438
  47,550 Alliant Techsystems, Inc. (b)...........................      3,173,962
  38,400 Mercury Computer Systems, Inc. (b)......................      1,783,200
                                                                    ------------
                                                                       7,701,600
                                                                    ------------

         APPAREL & TEXTILES--1.3%
  73,800 Fossil, Inc. (b)........................................      1,068,947
  81,200 Liz Claiborne, Inc......................................      3,379,950
 121,800 Russell Corp. ..........................................      1,880,287
                                                                    ------------
                                                                       6,329,184
                                                                    ------------

         AUTO PARTS--0.0%
   2,800 Sauer Danfoss, Inc. ....................................         26,250
                                                                    ------------

         BANKS--4.0%
  31,500 Astoria Financial Corp..................................      1,710,844
  49,750 Bank United Corp........................................      3,392,328
  46,000 City National Corp......................................      1,785,375
 124,400 Colonial Bancgroup, Inc. (b)............................      1,337,300
  21,500 Commerce Bancorp, Inc...................................      1,470,063
  64,812 Commercial Federal Corp.................................      1,259,783
  62,100 First Midwest Bancorp, Inc. (b).........................      1,785,375
  70,200 Greater Bay Bancorp (b).................................      2,878,200
   9,800 New York Community Bancorp, Inc. (b)....................        360,150
  51,900 Silicon Valley Bancshares (b)...........................      1,793,794
  29,700 Wilmington Trust Corp...................................      1,843,256
                                                                    ------------
                                                                      19,616,468
                                                                    ------------

         BUILDING & CONSTRUCTION--0.5%
  81,800 Crane Co. ..............................................      2,326,188
                                                                    ------------

         BUSINESS SERVICES--4.1%
  81,100 ACNielson Corp. (b).....................................      2,939,875
  49,250 ChoicePoint, Inc. (b)...................................      3,228,953
  86,800 Corporate Executive Board Co. (b).......................      3,451,656
 107,400 Devry, Inc..............................................      4,054,350
  47,100 HON Industries, Inc.....................................      1,201,050
  40,300 Tetra Technologies, Inc. (b)............................      1,284,563
  55,200 United Stationers, Inc. (b).............................      1,324,800
 105,900 Viad Corp...............................................      2,435,700
                                                                    ------------
                                                                      19,920,947
                                                                    ------------

         CHEMICALS--3.3%
  41,200 Cambrex Corp. (b).......................................      1,864,300
  46,300 Cytec Industries, Inc. (b)..............................      1,849,106
  97,300 Ferro Corp. ............................................      2,237,900
  54,600 Great Lakes Chemical Corp. .............................      2,030,437

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         CHEMICALS--(CONTINUED)
  75,100 IMC Global, Inc.........................................   $  1,168,744
  24,300 OM Group, Inc. .........................................      1,327,387
 100,800 Olin Corp...............................................      2,230,200
  64,200 Spartech Corp. .........................................      1,320,113
  52,000 The Sotts (b)...........................................      1,920,750
                                                                    ------------
                                                                      15,948,937
                                                                    ------------


         COMMUNICATION SERVICES--5.4%
 138,400 A.H. Belo Corp. ........................................      2,214,400
  84,100 ADVO, Inc. (b)..........................................      3,731,937
  34,700 Commonwealth Telephone Enterprises, Inc. (b)............      1,214,500
  63,700 Harte Hanks, Inc........................................      1,508,894
  23,200 Houghton Mifflin Co. ...................................      1,075,900
  64,700 John Wiley & Son........................................      1,391,050
  66,650 Macrovision Corp. (b)...................................      4,933,141
  51,100 Netratings, Inc.........................................        750,531
 185,300 R. H. Donnelley Corp....................................      4,505,106
  49,100 E.W. Scripps Co.........................................      3,087,163
  87,100 Westwood One, Inc. (b) .................................      1,682,119
                                                                    ------------
                                                                      26,094,741
                                                                    ------------

         COMMUNICATIONS--3.7%
  73,600 Marine Drilling Co., Inc................................      1,968,800
  90,100 Patterson Energy, Inc. (b)..............................      3,356,225
  85,250 Pride International, Inc................................      2,099,281
  50,700 Tidewater, Inc. ........................................      2,249,813
 146,300 UTI Energy Corp.........................................      4,809,612
 105,800 Veritas DGC, Inc. (b)...................................      3,417,340
                                                                    ------------
                                                                      17,901,071
                                                                    ------------

         COMPUTERS & BUSINESS EQUIPMENT--5.3%
  75,400 Advanced Digital Information Corp. (b)..................      1,734,200
  70,200 Alpha Industries, Inc. .................................      2,597,400
  99,700 C-Cube Microsystems, Inc. (b)...........................      1,227,556
  67,200 Cirrus Logic, Inc. (b)..................................      1,260,000
  55,600 Commscope, Inc. (b).....................................        920,875
  44,900 Computer Network Technology Corp. (b)...................      1,293,681
  46,200 Dallas Semiconductor Corp...............................      1,183,875
  42,600 Dupont Photomasks, Inc. (b).............................      2,251,144
  75,000 Emcore Corp. (b)........................................      3,525,000
 283,800 Maxtor Corp. (b)........................................      1,587,506
  30,700 New Focus, Inc. ........................................      1,066,825
 104,700 Quantum Corp. (b).......................................      1,393,819
  71,000 Sonicwall, Inc. (b).....................................      1,153,750
  83,650 Transwitch Corp. (b)....................................      3,272,807
  36,850 Ulticom, Inc. (b).......................................      1,255,203
                                                                    ------------
                                                                      25,723,641
                                                                    ------------

         CONSTRUCTION MATERIALS--0.7%
  81,100 Hanover Compressor Co. (b)..............................      3,614,019
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DOMESTIC OIL--1.0%
  66,950 Barrett Resources Corp. (b).............................   $  3,803,597
  27,600 Spinnaker Exploration Co. (b)...........................      1,173,000
                                                                    ------------
                                                                       4,976,597
                                                                    ------------

         DRUGS & HEALTH CARE--15.4%
  37,200 Abgenix, Inc. ..........................................      2,197,125
  35,250 Advance Paradiam, Inc. (b)..............................      1,603,875
  54,000 Albany Molecular Research, Inc. (b).....................      3,327,750
  35,600 Alkermes, Inc. .........................................      1,116,950
  48,950 Barr Laboratories, Inc. (b).............................      3,570,291
  95,600 Beckman Coulter, Inc. ..................................      4,009,225
  11,850 CV Therapeutics, Inc. (b)...............................        838,388
   4,900 Cyberonics, Inc. (b)....................................        113,925
  54,350 Exelixis, Inc. (b)......................................        794,869
  69,900 Henry Schein, Inc. (b)..................................      2,420,287
 150,400 Hooper Holmes, Inc. ....................................      1,663,424
 105,900 IDEXX Laboratories, Inc. (b)............................      2,329,800
  36,450 Impath, Inc. (b)........................................      2,423,925
  17,200 Invitrogen Corp. (b)....................................      1,485,650
  18,450 Laboratory Corp. America Holdings (b)...................      3,247,200
  67,450 Lifepoint Hospitals, Inc. (b)...........................      3,380,931
  96,300 Manor Care, Inc. (b)....................................      1,986,188
   1,600 Maximus, Inc. (b).......................................         55,900
  19,700 Medicis Pharmaceutical Corp. (b)........................      1,164,763
  55,400 MiniMed, Inc. (b).......................................      2,328,531
  37,000 Molecular Devices Corp. (b).............................      2,532,187
  41,900 Myriad Genetics, Inc. (b)...............................      3,467,225
  73,550 Noven Pharmaceuticals, Inc. (b).........................      2,748,931
  95,550 Orthodontic Centers of America, Inc. (b)................      2,985,937
  26,100 Patterson Dental Co. ...................................        884,138
 110,200 Renal Care Group, Inc. (b)..............................      3,021,891
  97,700 Respironics, Inc. (b)...................................      2,784,450
 198,300 Steris Corp. (b)........................................      3,197,587
  42,900 Sybron Dental Specialties (b)...........................        723,938
  47,000 Techne Corp. ...........................................      1,694,938
  71,300 Triad Hosps, Inc. (b)...................................      2,321,706
  13,300 Trigon Healthcare, Inc. ................................      1,034,906
  30,600 Trimeris, Inc. (b)......................................      1,679,175
  76,800 Tularik, Inc. (b).......................................      2,260,800
  31,400 Varian Medical Systems, Inc. (b)........................      2,133,237
  63,600 Ventana Medical Systems, Inc. (b).......................      1,176,600
                                                                    ------------
                                                                      74,706,643
                                                                    ------------
         ELECTRIC UTILITIES--2.0%
  84,400 Alliant Corp............................................      2,690,250
 107,900 Energy East Corp. ......................................      2,124,281
  89,600 MDU Resources Group, Inc................................      2,912,000
  49,600 NSTAR...................................................      2,126,600
                                                                    ------------
                                                                       9,853,131
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         ELECTRICAL EQUIPMENT--3.9%
  34,600 Anaren Microwave, Inc. (b)..............................   $  2,324,687
  72,300 Artesyn Technologies, Inc. (b)..........................      1,147,763
  53,550 C&D Technologies, Inc...................................      2,312,691
  58,200 CTS Corp. ..............................................      2,120,662
  87,800 Harris Corp. ...........................................      2,688,875
  33,600 National Service Industries, Inc. ......................        863,100
  92,100 Plexus Corp. (b)........................................      2,798,977
  12,900 SPX Corp. (b)...........................................      1,395,619
  84,500 Sensormatic Electronics Corp. (b).......................      1,695,281
  42,200 Technitrol, Inc. .......................................      1,735,475
                                                                    ------------
                                                                      19,083,130
                                                                    ------------

         ELECTRONICS--3.3%
  49,150 Aurora Bioscience Corp. (b).............................      1,545,153
  38,400 Exar Corp. (b)..........................................      1,189,800
  18,100 Fuelcell Energy, Inc. (b)...............................      1,240,981
  64,600 Harman International Industries, Inc....................      2,357,900
  85,900 Kent Electronics Corp. (b)..............................      1,417,350
  15,300 Newport Corp. ..........................................      1,202,723
  55,550 Symyx Technologies, Inc. (b)............................      1,999,800
  52,800 Tektronix, Inc..........................................      1,778,700
  37,800 Teledyne Technologies, Inc. (b).........................        893,025
  88,700 Therma Wave, Inc. (b)...................................      1,241,800
  37,200 Zygo Corp. (b)..........................................      1,052,063
                                                                    ------------
                                                                      15,919,295
                                                                    ------------

         FINANCIAL SERVICES--4.1%
  28,300 Affiliated Managers Group, Inc. (b).....................      1,552,963
  83,100 Allied Capital Corp.....................................      1,734,712
  68,000 American Capital Strategies, Ltd........................      1,712,750
  83,000 Americredit Corp. (b)...................................      2,261,750
  86,000 Federated Investors, Inc. (Class B).....................      2,504,750
  83,100 Heller Financial, Inc...................................      2,550,131
  28,600 Investment Technology Group, Inc. (b)...................      1,194,050
 129,175 Metris Cos, Inc.........................................      3,398,917
  91,200 Raymond James Financial, Inc............................      3,180,600
                                                                    ------------
                                                                      20,090,623
                                                                    ------------

         FOOD & BEVERAGES--2.4%
  90,800 Corn Products International, Inc. ......................      2,638,875
 111,400 Hormel Foods Corp.......................................      2,074,825
  56,300 International Multifoods Corp...........................      1,143,594
 125,000 Michael Foods, Inc. ....................................      3,765,625
  50,400 Pepsi Bottling Group, Inc. .............................      2,012,850
                                                                    ------------
                                                                      11,635,769
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         GAS & PIPELINE UTILITIES--2.7%
  75,200 AGLl Resources, Inc.....................................   $  1,659,100
  54,800 American State Water Co.................................      2,020,750
  40,600 New Jersey Resources Corp...............................      1,755,950
  89,900 Ultramar Diamond Shamrock...............................      2,775,662
 142,200 Vectren Corp............................................      3,643,875
  35,400 WGL Holdings, Inc.......................................      1,077,488
                                                                    ------------
                                                                      12,932,825
                                                                    ------------

         HOTELS & RESTAURANTS--2.0%
  54,900 Morrison Management Specialists, Inc....................      1,916,559
 103,600 Sonic Corp. (b).........................................      2,415,175
  73,150 The Cheesecake Factory (b)..............................      2,807,131
  95,100 Wendy's International, Inc. ............................      2,496,375
                                                                    ------------
                                                                       9,635,240
                                                                    ------------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--3.0%
 215,504 D.R. Horton, Inc........................................      5,266,379
  84,100 Furniture Brands International, Inc. (b)................      1,771,356
 131,100 Mohawk Industries, Inc. (b).............................      3,588,863
  97,100 Pulte Corp..............................................      4,096,406
                                                                    ------------
                                                                      14,723,004
                                                                    ------------

         INDUSTRIAL MACHINERY--2.2%
  54,100 American Superconductor Corp. (b).......................      1,545,231
  38,200 AptarGroup, Inc.........................................      1,122,125
  72,700 Cuno, Inc. (b)..........................................      1,949,269
  60,900 Dionex Corp. (b)........................................      2,101,050
  45,900 Donaldson, Inc..........................................      1,276,594
  67,000 Oshkosh Truck Corp. ....................................      2,948,000
                                                                    ------------
                                                                      10,942,269
                                                                    ------------

         INSURANCE--4.3%
  78,100 American Financial Group, Inc...........................      2,074,531
  66,100 Amerus Group Co.........................................      2,139,988
  57,000 Annunity and Life Re (Holdings), Ltd. ..................      1,820,438
  54,700 Arthur J. Gallagher & Co. ..............................      3,480,287
  72,700 First American Financial Corp. .........................      2,390,012
 113,000 Old Republic International Corp.........................      3,616,000
  58,300 Protective Life Corp....................................      1,880,175
  25,200 Radian Group, Inc.......................................      1,891,575
  36,600 Stancorp Financial Group, Inc...........................      1,747,650
                                                                    ------------
                                                                      21,040,656
                                                                    ------------

         MINING--0.2%
 120,000 Worthington Industries, Inc. ...........................        967,500
                                                                    ------------

         PAPER & FOREST--0.4%
  57,800 Boise Cascade Corp. ....................................      1,943,525
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         PUBLISHING--0.3%
  23,900 Harcourt General, Inc. .................................   $  1,367,080
                                                                    ------------

         RAILROADS & EQUIPMENT--1.0%
  55,800 GATX Corp...............................................      2,783,025
  71,200 USFreightways Corp. ....................................      2,141,563
                                                                    ------------
                                                                       4,924,588
                                                                    ------------

         REAL ESTATE INVESTMENT TRUST--2.9%
  47,700 AvalonBay Communities, Inc..............................      2,390,963
  66,800 CarrAmerica Reality Corp................................      2,091,675
  97,400 Liberty Property Trust..................................      2,781,988
  87,900 Meristar Hospitality Corp. .............................      1,730,531
  80,300 Prentiss Properties Trust...............................      2,163,081
 119,200 Reckson Associates Reality Corp.........................      2,987,450
                                                                    ------------
                                                                      14,145,688
                                                                    ------------

         RETAIL--4.0%
  46,300 BJ's Wholesale Club, Inc. ..............................      1,776,762
  56,100 Casey's General Stores, Inc.............................        837,994
 339,900 Charming Shoppes, Inc. (b)..............................      2,039,400
  45,900 Dollar Tree Stores, Inc. ...............................      1,124,550
 145,800 Men's Wearhouse, Inc. (b)...............................      3,973,050
  70,200 O'Reilly Automotive, Inc................................      1,877,850
 108,600 Pier 1 Imports, Inc.....................................      1,119,938
  75,100 Ruddick Corp. (b).......................................        858,956
  95,400 Talbots, Inc. ..........................................      4,352,625
  82,200 Wet Seal, Inc...........................................      1,690,237
                                                                    ------------
                                                                      19,651,362
                                                                    ------------
         SOFTWARE--9.5%
 108,700 Actuate Corp. (b).......................................      2,078,888
  48,300 Affiliated Computer Services, Inc. (b)..................      2,931,206
 136,400 Aspen Technology, Inc. (b)..............................      4,535,300
  51,700 Black Box Corp. (b).....................................      2,497,756
  53,800 Documentum, Inc. (b)....................................      2,673,187
  84,100 Eletronics For Imaging, Inc. (b)........................      1,172,144
  42,400 Forrester Research, Inc. (b)............................      2,122,650
  46,800 Great Plains Software, Inc. (b).........................      2,202,525
  48,850 Intranet Solutions, Inc. (b)............................      2,491,350
  57,850 Manhattan Associates, Inc. (b)..........................      2,465,856
  61,600 Manugistics Group, Inc. (b).............................      3,511,200
  25,400 Mercury Interactive Corp. (b)...........................      2,292,350
  38,200 National Instruments Corp. (b)..........................      1,855,088
  22,600 Nuance Communications, Inc. (b).........................        974,625
 116,000 Priority Healthcare Corp. (Class B) (b).................      4,734,250
  84,400 Progress Software Corp. (b).............................      1,218,525
  59,800 PurchasePro.Com, Inc....................................      1,046,500
  17,700 Speechworks International Inc. .........................        868,406
  64,500 Sungard Data Systems, Inc. (b)..........................      3,039,562

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

  71,400 Sybase, Inc.............................................   $  1,414,613
                                                                    ------------
                                                                      46,125,981
                                                                    ------------
         Total Common Stocks (Identified Cost $397,438,302)......    459,867,952
                                                                    ------------


SHORT TERM INVESTMENTS--5.8%

    FACE
   AMOUNT
             COMMERCIAL PAPER--5.8%
 $24,837,453 Associates Corp. North America 6.500%, 01/02/01....     24,837,453
   3,400,000 Chevron USA, Inc.
              6.250%, 01/02/01..................................      3,400,000
                                                                   ------------
                                                                     28,237,453
                                                                   ------------
             Total Short Term Investments
              (Identified Cost $28,237,453).....................     28,237,453
                                                                   ------------
             Total Investments--100.3%
              (Identified Cost $425,675,755) (a)................    488,105,405
             Other assets less liabilities......................     (1,666,868)
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $486,438,537
                                                                   ============

(a) Federal Tax Information:

  At December 31, 2000 the net unrealized appreciation on investments based on cost of $427,992,023 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 84,560,934
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (24,447,552)
                                                                   ------------
   Net unrealized appreciation...................................  $ 60,113,382
                                                                   ============

(b) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000


ASSETS
Investments at value..................................             $488,105,405
 Receivable for:
 Securities sold......................................                1,819,072
 Fund shares sold.....................................                1,037,347
 Dividends and interest...............................                  427,247
                                                                   ------------
  Total Assets........................................              491,389,071
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $  257,567
 Securities purchased.................................   4,300,283
 Accrued expenses:
 Management fees......................................     355,728
 Deferred trustees fees...............................      12,108
 Other expenses.......................................      24,848
                                                        ----------
  Total Liabilities...................................                4,950,534
                                                                   ------------
NET ASSETS............................................             $486,438,537
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $394,173,841
 Undistributed net investment income..................                  930,510
 Accumulated net realized gains (losses)..............               28,904,536
 Unrealized appreciation (depreciation) on investments
  ....................................................               62,429,650
                                                                   ------------
NET ASSETS............................................             $486,438,537
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($486,438,537 divided by 2,311,820 shares of
 beneficial interest).................................             $     210.41
                                                                   ============
Identified cost of investments........................             $425,675,755
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends...........................................             $  3,337,923
 Interest............................................                1,802,967
                                                                  ------------
                                                                     5,140,890
EXPENSES
 Management fees..................................... $3,933,260
 Trustees fees and expenses..........................     20,183
 Custodian...........................................    136,792
 Audit and tax services..............................     16,849
 Legal...............................................     15,444
 Printing............................................     76,347
 Insurance...........................................      2,483
 Miscellaneous.......................................     11,828
                                                      ----------
 Total expenses before reductions....................  4,213,186
 Expense reductions..................................    (53,637)    4,159,549
                                                      ----------  ------------
NET INVESTMENT INCOME................................                  981,341
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................               31,599,531
Unrealized appreciation (depreciation) on:
 Investments--net....................................              (20,893,853)
                                                                  ------------
Net gain (loss)......................................               10,705,678
                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................             $ 11,687,019
                                                                  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $    981,341  $    811,766
 Net realized gain (loss)..........................   31,599,531     8,092,335
 Unrealized appreciation (depreciation)............  (20,893,853)   66,235,876
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   11,687,019    75,139,977
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................      (10,584)     (839,651)
 Net realized gain.................................   (3,937,402)            0
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (3,947,986)     (839,651)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................  276,982,420    93,092,709
 Reinvestment of distributions.....................    3,947,986       839,651
 Cost of shares redeemed........................... (124,548,830)  (84,504,213)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  156,381,576     9,428,147
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  164,120,609    83,728,473
NET ASSETS
 Beginning of the year.............................  322,317,928   238,589,455
                                                    ------------  ------------
 End of the year................................... $486,438,537  $322,317,928
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $    930,510  $      3,259
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    1,274,361       599,062
 Issued in reinvestment of distributions...........       18,953         4,296
 Redeemed..........................................     (579,287)     (559,646)
                                                    ------------  ------------
 Net Change........................................      714,027        43,712
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 2000      1999      1998      1997     1996
                               --------  --------  --------  --------  -------
Net asset value, beginning of
 year........................  $ 201.73  $ 153.52  $ 158.92  $ 144.29  $118.80
                               --------  --------  --------  --------  -------
Income from investment
 operations
 Net investment income.......      0.42      0.51      1.24      1.22     1.05
 Net realized and unrealized
  gain (loss) on investments.     10.13     48.23     (4.01)    34.11    35.03
                               --------  --------  --------  --------  -------
 Total from investment
  operations.................     10.55     48.74     (2.77)    35.33    36.08
                               --------  --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income..........     (0.01)    (0.53)    (1.24)    (1.21)   (1.03)
 Distributions from net
  realized capital gains.....     (1.86)     0.00     (1.32)   (19.49)   (9.56)
 Distributions in excess of
  net realized capital gains.      0.00      0.00     (0.07)     0.00     0.00
                               --------  --------  --------  --------  -------
 Total distributions.........     (1.87)    (0.53)    (2.63)   (20.70)  (10.59)
                               --------  --------  --------  --------  -------
Net asset value, end of year.  $ 210.41  $ 201.73  $ 153.52  $ 158.92  $144.29
                               ========  ========  ========  ========  =======
TOTAL RETURN (%).............       5.2      31.8      (1.7)     24.9     30.7
Ratio of operating expenses
 to average net assets before
 expense reduction (%).......      0.96      1.00      1.00      1.00     1.00
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (a)..      0.95        --        --        --       --
Ratio of net investment
 income to average net assets
 (%).........................      0.22      0.34      0.88      0.97     1.15
Portfolio turnover rate (%)..       148       146       111        87       62
Net assets, end of year
 (000).......................  $486,439  $322,318  $238,589  $200,105  $89,194
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement would have been
 (%).........................        --      1.10      1.10      1.14     1.29

(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.


                See accompanying notes to financial statements.

MFS INVESTORS SERIES
PORTFOLIO MANAGERS: JOHN D. LAUPHEIMER AND MITCHELL D. DYNAN
MASSACHUSETTS FINANCIAL SERVICES COMPANY



[PHOTO OF JOHN D. LAUPHEIMER]
[PHOTO OF MITCHELL D. DYNAN]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The MFS Investors Series returned -0.2% for the year ended December 31, 2000. This performance compared favorably with the -9.1% return of the Stan-dard & Poor's 500 Stock Index/21/, but it slightly lagged the +1.2% return of Lipper Variable Insurance Products Growth and Income Fund Average/11/ for the same period.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: A year ago, we were operating in a market with extreme divergences: growth versus value, new economy versus old economy, and technology versus just about anything else. Over the past twelve months, however, these divergences have mostly reversed course as we've seen valuations converge. Consequently, we think that performance across these various sectors of the market will be more balanced. In other words, we believe it will be a great market for picking in-dividual stocks, and fundamental bottom-up research will be critical to outpacing the market averages.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: We manage the portfolio as a diversified equity portfolio with a long-term investment horizon. Consequently, we look for high-quality companies with su-perior growth characteristics whose stocks are selling at reasonable prices relative to those growth prospects, more specifically, our estimate of those growth prospects based on our in-house research. For investors, this approach is designed to outperform the broad U.S. equity market over time, but with less volatility.

This may sound simplistic, but for investors to gain the benefit of investing in the equity market, they need to stay invested in the equity market. It is interesting that historically, the most powerful upward moves by the market, and by sectors within the market, have tended to come at times when sentiment was just plain awful--when the greatest temptation is to seek shelter. Our view is that if we can provide some comfort during these periods, shareholders may keep a greater proportion of their wealth invested and have a better chance of meeting their long-term investment goals.

Last year was challenging--the first down year for the S&P 500 since 1990 and the steepest calendar-year decline since 1974. But it was also a great year to be a diversified, value-conscious growth investor. The market's concentration in technology gave us an extraordinary opportunity to find high quality compa-nies at depressed valuations in overlooked industries such as commercial in-surance, commercial aerospace, food retailing, and energy. As a result, the portfolio's return was down just slightly last year in an extremely volatile market.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Particularly hard hit in 2000 were technology stocks. We started the year with a technology weighting that was close to that of the S&P 500. Our invest-ments were focused on leading telecommunications equipment, networking, stor-age, and semiconductor companies, groups within technology with strong earn-ings growth at that point and which actually performed well during the first half of the year. Toward the end of the first quarter, we began to reduce our technology weighting, a process that continued over the balance of the year. Increasingly, our analysts were seeing signs that capital spending and earn-ings growth in these groups was beginning to decelerate. At the end of the pe-riod, our technology weighting stood at approximately 15% of the portfolio's total assets.

Outside technology, the common theme in our investment strategy has been our emphasis on stock with visible, dependable near-term earnings growth, whether in cyclical industries benefiting from a return of pricing power, such as in-surance, aerospace, energy or traditionally dependable growers, such as phar-maceuticals and food retailing. Many of these sectors were overlooked early in the year and benefited recent performance as concerns about slower economic growth emerged.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We've seen the economy continue to slow, and we believe it is likely that the Federal Reserve Board will begin cutting interest rates early in 2001. While lower interest rates could help equities, we expect that volatility may continue as investor sentiment swings between the agony of slower growth and the ecstasy of lower interest rates. Sentiment usually swings to extremes in the short run; fundamentals shift in much slower patterns. We continue to be-lieve that by focusing on long-term company-specific fundamentals, we will be able to take advantage of these short-term swings and find great companies selling at discounts to their long-term value.

                                    [GRAPH]

                    A $10,000 INVESTMENT COMPARED TO THE
                    S&P 500 SINCE THE SERIES' INCEPTION

                    MFS
                 Investors
                   Series          S&P 500

 4/30/99          $10,000          $10,000
12/31/99           10,285           11,106
12/31/00           10,260           10,109

AVERAGE ANNUAL TOTAL RETURNS

                       INVESTORS
                        SERIES                 S&P 5000

1 Year                  (0.2)%                  (9.1)%
Since Inception          1.5                     0.7


[CHECKMARK]

FUND FACTS
MFS INVESTORS SERIES

GOAL: Reasonable current income and long-term growth of capital and income.

START DATE: April 30, 1999

SIZE: $18 million as of December 31, 2000

MANAGERS: John Laupheimer and Mitchell Dynan have managed the Series since its inception.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
MFS INVESTORS SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--95.0% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        AEROSPACE & DEFENSE--5.1%
  4,390 Boeing Co. ...............................................   $   289,740
    870 General Dynamics Corp. ...................................        67,860
  7,410 United Technologies Corp. ................................       582,611
                                                                     -----------
                                                                         940,211
                                                                     -----------

        ALUMINUM--0.6%
  3,490 Alcoa, Inc. ..............................................       116,915
                                                                     -----------

        AUTO PARTS--0.2%
  2,620 Delphi Automotive Systems Corp. ..........................        29,475
                                                                     -----------

        BANKS--3.4%
  2,210 Bank One Corp. ...........................................        80,941
    410 Bank of New York Co., Inc. ...............................        22,627
  3,450 J.P. Morgan Chase & Co.                                          156,759
  3,023 Citigroup, Inc. ..........................................       154,362
  1,030 Firstar Corp. ............................................        23,948
  3,300 Wells Fargo & Co. ........................................       183,769
                                                                     -----------
                                                                         622,406
                                                                     -----------

        BROADCASTING--0.2%
  1,180 Infinity Broadcasting Corp. ..............................        32,966
                                                                     -----------

        BUSINESS SERVICES--2.7%
  4,490 Automatic Data Processing, Inc. ..........................       284,273
    485 Cintas Corp. .............................................        25,796
  3,690 First Data Corp. .........................................       194,417
                                                                     -----------
                                                                         504,486
                                                                     -----------

        CHEMICALS--0.5%
    560 Dow Chemical Co. .........................................        20,510
    520 E.I. Du Pont de Nemours...................................        25,122
  1,190 Rohm & Haas Co. ..........................................        43,212
                                                                     -----------
                                                                          88,844
                                                                     -----------

        COMMUNICATION SERVICES--4.7%
  2,130 Alltel Corp. .............................................       132,992
  2,130 Broadwing, Inc. (b).......................................        48,591
    300 Comcast Corp. ............................................        12,525
  2,380 Gannett, Inc. ............................................       150,089
    620 Reuters Group, Plc. (ADR).................................        61,070
  4,663 SBC Communications, Inc. .................................       222,658
    490 Time Warner, Inc. ........................................        25,597
  1,730 Tycom, Ltd. ..............................................        38,709
  2,430 Viacom, Inc. (Class B) (b)................................       113,602
  2,800 XO Communications, Inc. ..................................        49,875
                                                                     -----------
                                                                         855,708
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        COMPUTERS & BUSINESS EQUIPMENT--7.7%
    620 American Tower Corp. .....................................   $    23,483
    150 Analog Devices, Inc. .....................................         7,678
  2,720 Cabletron Systems, Inc. (b)...............................        40,970
    620 Ciena Corp. (b)...........................................        50,453
  9,990 Cisco Systems, Inc. (b)...................................       382,117
  4,860 Compaq Computer Corp. ....................................        73,143
  3,180 Dell Computer Corp. (b)...................................        55,451
  1,220 EMC Corp. (b).............................................        81,130
    670 Hewlett Packard Co. ......................................        21,147
  4,160 International Business Machines Corp. ....................       353,600
    160 Linear Technology Corp. ..................................         7,400
  4,430 Lucent Technologies, Inc. ................................        59,805
    440 Micron Technology, Inc. ..................................        15,620
    996 Motorola, Inc. ...........................................        20,169
  4,030 Sun Microsystems, Inc. ...................................       112,336
  2,420 Texas Instruments, Inc. ..................................       114,647
    110 Xilinx, Inc. (b)..........................................         5,074
                                                                     -----------
                                                                       1,424,223
                                                                     -----------

        CONGLOMERATES--4.6%
 11,970 General Electric Co. .....................................       573,813
  4,890 Tyco International, Ltd. .................................       271,395
                                                                     -----------
                                                                         845,208
                                                                     -----------

        COSMETICS & TOILETRIES--0.4%
  2,040 Gillette Co. .............................................        73,695
                                                                     -----------

        DOMESTIC OIL--6.9%
  8,007 BP Amoco, Plc. (ADR)......................................       383,335
    600 Chevron Corp. ............................................        50,663
    180 Coastal Corp. ............................................        15,896
  6,510 Conoco, Inc. (Class B)....................................       188,383
  6,016 Exxon Mobil Corp. ........................................       523,016
    410 Occidental Petroleum Corp. ...............................         9,943
    390 Royal Dutch Petroleum Co. (ADR)...........................        23,619
  1,030 Schlumberger, Ltd. .......................................        82,336
                                                                     -----------
                                                                       1,277,191
                                                                     -----------

        DRUGS & HEALTH CARE--11.1%
    770 Abbott Laboratories.......................................        37,297
  3,630 American Home Products Corp. .............................       230,686
  1,130 Applera Corp. ............................................       106,291
  5,740 Bristol-Myers Squibb Co. .................................       424,401
    310 Johnson & Johnson.........................................        32,569
  3,380 Medtronic, Inc. ..........................................       204,067
 12,267 Pfizer, Inc. .............................................       564,282
  5,597 Pharmacia Corp. ..........................................       341,417
  1,190 Schering Plough Corp. ....................................        67,533
    660 UnitedHealth Group, Inc. .................................        40,508
                                                                     -----------
                                                                       2,049,051
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS INVESTORS SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        ELECTRIC UTILITIES--2.2%
    410 AES Corp. ................................................   $    22,704
    210 Dominion Resources, Inc. .................................        14,070
    230 Dynegy, Inc. .............................................        12,894
  3,525 Exelon Corp. .............................................       247,490
  2,590 TXU Corp. ................................................       114,770
                                                                     -----------
                                                                         411,928
                                                                     -----------

        ELECTRONICS--2.0%
  4,430 Corning, Inc. ............................................       233,959
    840 Flextronics International, Ltd. ..........................        23,940
  2,870 Intel Corp. ..............................................        86,818
    660 Solectron Corp. ..........................................        22,374
                                                                     -----------
                                                                         367,091
                                                                     -----------

        FINANCIAL SERVICES--9.1%
  2,490 American Express Co. .....................................       136,794
    460 Capital One Financial Corp. ..............................        30,274
  6,770 Federal Home Loan Mortgage Corp. .........................       466,284
  2,370 Federal National Mortgage Association.....................       205,598
  4,855 Hartford Financial Services Group, Inc. ..................       342,884
    100 J.P. Morgan Chase & Co. ..................................         4,544
    830 John Hancock Financial Services, Inc. ....................        31,229
    370 Merrill Lynch & Co., Inc. ................................        25,229
    280 Morgan Stanley Dean Witter & Co. .........................        22,190
  1,970 PNC Financial Services Group, Inc. .......................       143,933
  2,110 State Street Corp. .......................................       262,083
                                                                     -----------
                                                                       1,671,042
                                                                     -----------

        FOOD & BEVERAGES--1.7%
    990 Anheuser Busch Cos., Inc. ................................        45,045
  2,270 Coca Cola Co. ............................................       138,328
    740 PepsiCo, Inc. ............................................        36,676
    870 Quaker Oats Co. ..........................................        84,717
                                                                     -----------
                                                                         304,766
                                                                     -----------
        FOREIGN CORPORATE--6.1%
  2,500 Akzo Nobel NV, (EUR)......................................       134,277
  1,200 Astrazeneca, (GBP)........................................        60,560
  7,880 Diageo, (GBP).............................................        88,372
    600 Fast Retailing Co., Ltd., (JPY)...........................       117,460
  6,137 HSBC Holdings, Plc., (GBP)................................        90,390
    670 ING Bank NV, (EUR)........................................        53,526
     60 Nestle S.A., (CHF)........................................       139,922
    100 Novartis AG, (CHF)........................................       176,754
  3,600 Royal Dutch Petroleum, (EUR)..............................       220,605
     29 Syngenta, (GBP)...........................................         1,513
    100 Syngenta AG, (CHF)........................................         5,367
  9,194 Vodafone AirTouch, Plc., (GBP)............................        33,751
                                                                     -----------
                                                                       1,122,497
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        GAS & PIPELINE UTILITIES--1.0%
    690 Enron Corp. ..............................................   $    57,356
  1,610 NiSource, Inc. ...........................................        49,508
  2,050 Williams Cos., Inc. ......................................        81,872
                                                                     -----------
                                                                         188,736
                                                                     -----------

        HOTELS & RESTAURANTS--0.1%
    350 McDonald's Corp. .........................................        11,900
                                                                     -----------

        HOUSEHOLD PRODUCTS--0.8%
    310 Clorox Co. ...............................................        11,005
  1,790 Colgate Palmolive Co. ....................................       115,544
    290 Procter & Gamble Co. .....................................        22,747
                                                                     -----------
                                                                         149,296
                                                                     -----------

        INDUSTRIAL MACHINERY--2.0%
  5,990 Deere & Co. ..............................................       274,417
  1,510 Ingersoll-Rand Co. .......................................        63,231
    990 W.W. Grainger, Inc. ......................................        36,135
                                                                     -----------
                                                                         373,783
                                                                     -----------

        INSURANCE--4.6%
  1,910 AFLAC, Inc. ..............................................       137,878
  2,685 American International Group, Inc. .......................       264,640
  1,390 CIGNA Corp. ..............................................       183,897
    460 Lincoln National Corp. ...................................        21,764
    140 Marsh & McLennan Cos., Inc. ..............................        16,380
  3,520 St. Paul Cos., Inc. ......................................       191,180
  1,410 UnumProvident Corp. ......................................        37,894
                                                                     -----------
                                                                         853,633
                                                                     -----------

        INTERNET--0.0%
    220 America Online, Inc. (b)..................................         7,656
                                                                     -----------

        PETROLEUM SERVICES--1.2%
  3,630 Baker Hughes, Inc. .......................................       150,872
    980 Global Marine, Inc. (b)...................................        27,807
    800 Transocean Sedco Forex, Inc. .............................        36,800
                                                                     -----------
                                                                         215,479
                                                                     -----------

        PUBLISHING--0.8%
  3,880 New York Times Co. .......................................       155,443
                                                                     -----------

        RAILROADS & EQUIPMENT--0.2%
  1,402 Canadian National Railway Co. ............................        41,622
                                                                     -----------

        RETAIL--6.9%
  5,490 CVS Corp. ................................................       329,057
    320 Home Depot, Inc. .........................................        14,620
    320 Radioshack Corp. .........................................        13,700

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS INVESTORS SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
  SHARES                                                              (NOTE 1A)

          RETAIL--(CONTINUED)
    8,000 Safeway, Inc. (b).......................................   $   500,000
      100 Sysco Corp. ............................................         3,000
    3,720 The Kroger Co. (b)......................................       100,672
    5,870 Wal-Mart Stores, Inc. ..................................       311,844
                                                                     -----------
                                                                       1,272,893
                                                                     -----------

          SOFTWARE--3.8%
      230 BEA Systems, Inc. ......................................        15,482
      370 Computer Associates International, Inc. ................         7,215
    2,030 Computer Sciences Corp. ................................       122,054
       90 DST Systems Inc. (b)....................................         6,030
      200 i2 Technologies, Inc. (b)...............................        10,875
      100 Mercury Interactive Corp. (b)...........................         9,025
    6,790 Microsoft Corp. ........................................       294,516
    6,080 Oracle Corp. ...........................................       176,700
      510 Veritas Software Corp. (b)..............................        44,625
      310 YAHOO!, Inc. (b)........................................         9,353
                                                                     -----------
                                                                         695,875
                                                                     -----------

          TELEPHONE--3.5%
      670 BellSouth Corp. ........................................        27,428
    2,270 Global Crossing, Ltd. ..................................        32,489
    6,160 Nortel Networks Corp....................................       197,505
    2,820 Qwest Communications International, Inc. (b)............       115,620
    3,310 Sprint Corp. (PCS Group) (b)............................        67,648
    4,020 Verizon Communications..................................       201,503
                                                                     -----------
                                                                         642,193
                                                                     -----------

          TOBACCO--0.9%
    3,590 Philip Morris Cos., Inc. ...............................       157,960
                                                                     -----------
          Total Common Stocks
           (Identified Cost $16,898,877)..........................    17,504,172
                                                                     -----------

CONVERTIBLE BONDS--0.2%

   FACE
  AMOUNT
          COMMUNICATION SERVICES--0.2%
 $  1,000 NTL, Inc.
           5.750%, 12/15/09............................................      492
   47,000 NTL, Inc. (144A)
           5.750%, 12/15/09............................................   29,153
                                                                          ------
          Total Convertible Bonds
           (Identified Cost $44,898)...................................   29,645
                                                                          ------


CONVERTIBLE BONDS--0.2%

   FACE                                                                VALUE
  AMOUNT                                                             (NOTE 1A)
          DISCOUNT NOTES--6.3%
 $397,000 Federal Home Loan Bank 5.500%, 01/02/01................   $   396,940
  775,000 Federal Home Loan Mortgage 5.700%, 01/02/01............       774,877
                                                                    -----------
          Total Short Term Investments
           (Identified Cost $1,171,817)..........................     1,171,817
                                                                    -----------
          Total Investments--101.5%
           (Identified Cost $18,115,592) (a).....................    18,705,634
          Other assets less liabilities..........................      (283,240)
                                                                    -----------
          TOTAL NET ASSETS--100%.................................   $18,422,394
                                                                    ===========

(a) Federal Tax Information:

  At December 31, 2000 the net unrealized appreciation on investments based on cost of $18,373,871 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 1,861,132
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (1,529,369)
                                                                   -----------
   Net unrealized appreciation.................................... $   331,763
                                                                   ===========

(b) Non-income producing security.

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $17,316,576 or 3.6% of net assets.
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

CAD-- Canadian Dollar
CHF-- Swiss Franc
EUR-- Euro Currency
GBP-- Pound Sterling
JPY-- Japanese Yen

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value....................................           $18,705,634
 Cash....................................................                 1,212
 Foreign cash at value
  (Identified cost $2,861)...............................                 2,880
 Receivable for:
 Securities sold.........................................                16,505
 Fund shares sold........................................               103,129
 Dividends and interest..................................                14,068
 Foreign taxes...........................................                    60
 Due from Investment Adviser.............................                 9,905
                                                                    -----------
  Total Assets...........................................            18,853,393
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $    726
 Securities purchased....................................   404,989
 Withholding taxes.......................................        22
 Accrued expenses:
 Management fees.........................................     6,049
 Deferred trustees fees..................................     1,881
 Other expenses..........................................    17,332
                                                           --------
  Total Liabilities......................................               430,999
                                                                    -----------
NET ASSETS...............................................           $18,422,394
                                                                    ===========
 Net assets consist of:
 Capital paid in.........................................           $18,196,927
 Undistributed net investment income.....................                42,256
 Accumulated net realized gains (losses).................              (406,863)
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................               590,074
                                                                    -----------
NET ASSETS...............................................           $18,422,394
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($18,422,394 divided by 1,799,990 shares of beneficial
 interest)...............................................           $     10.23
                                                                    ===========
Identified cost of investments...........................           $18,115,592
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends...............................................            $131,160(a)
 Interest................................................              53,495
                                                                     --------
                                                                      184,655
EXPENSES
 Management fees.........................................  $ 98,023
 Trustees fees and expenses..............................    10,507
 Custodian...............................................    84,856
 Audit and tax services..................................     6,280
 Legal...................................................       482
 Printing................................................     1,556
 Insurance...............................................        55
 Miscellaneous...........................................     3,524
                                                           --------
  Total expenses before reductions.......................   205,283
  Less expenses assumed by the investment adviser........   (87,655)  117,628
                                                           --------  --------
NET INVESTMENT INCOME....................................              67,027
                                                                     --------
Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
 Investments--net........................................  (162,568)
 Foreign currency transactions--net......................   (16,083) (178,651)
                                                           --------
Unrealized appreciation (depreciation) on:
 Investments--net........................................   155,102
 Foreign currency transactions--net......................        16   155,118
                                                           --------  --------
Net gain (loss)..........................................             (23,533)
                                                                     --------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....            $ 43,494
                                                                     ========

(a) Net of foreign taxes of $1,672.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED   APRIL 30, 1999(A)
                                                 DECEMBER 31,       THROUGH
                                                     2000      DECEMBER 31, 1999
                                                 ------------  -----------------
FROM OPERATIONS
 Net investment income.......................... $    67,027      $   15,627
 Net realized gain (loss).......................    (178,651)       (245,528)
 Unrealized appreciation (depreciation).........     155,118         434,957
                                                 -----------      ----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................      43,494         205,056
                                                 -----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income..........................      (6,760)        (16,328)
                                                 -----------      ----------
 Total distributions............................      (6,760)        (16,328)
                                                 -----------      ----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares...................  16,097,354      12,577,724
 Reinvestment of distributions..................       6,760          16,328
 Cost of shares redeemed........................  (4,559,685)     (5,941,549)
                                                 -----------      ----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................  11,544,429       6,652,503
                                                 -----------      ----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........  11,581,163       6,841,231
NET ASSETS
 Beginning of the year..........................   6,841,231               0
                                                 -----------      ----------
 End of the year................................ $18,422,394      $6,841,231
                                                 ===========      ==========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................ $    42,256      $   (1,934)
                                                 ===========      ==========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................   1,577,722       1,274,088
 Issued in reinvestment of distributions........         659           1,602
 Redeemed.......................................    (445,398)       (608,684)
                                                 -----------      ----------
 Net Change.....................................   1,132,983         667,006
                                                 ===========      ==========

FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED  APRIL 30, 1999(A)
                                                 DECEMBER 31, THROUGH DECEMBER
                                                     2000         31, 1999
                                                 ------------ -----------------
Net asset value, beginning of year..............   $ 10.26         $10.00
                                                   -------         ------
Income from investment operations...............
 Net investment income..........................      0.04           0.02
 Net realized and unrealized gain (loss) on
  investments...................................     (0.06)          0.26
                                                   -------         ------
 Total from investment operations...............     (0.02)          0.28
                                                   -------         ------
Less distributions..............................
 Distributions from net investment income.......     (0.01)         (0.02)
                                                   -------         ------
 Total distributions............................     (0.01)         (0.02)
                                                   -------         ------
Net asset value, end of year....................   $ 10.23         $10.26
                                                   =======         ======
TOTAL RETURN (%)................................      (0.2)           2.9 (b)
Ratio of operating expenses to average net
 assets (%).....................................      0.90           0.90 (c)
Ratio of net investment income to average net
 assets (%).....................................      0.51           0.45 (c)
Portfolio turnover rate (%).....................        68             60
Net assets, end of year (000)...................   $18,422         $6,841
The ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)..........      1.57           2.03 (c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

MFS RESEARCH MANAGERS SERIES
PORTFOLIO MANAGERS: MANAGED BY A COMMITTEE OF MFS EQUITY RESEARCH ANALYSTS OVERSEEN BY ALEC MURRAY, ASSOCIATE DIRECTOR OF EQUITY RESEARCH
MASSACHUSETTS FINANCIAL SERVICES COMPANY


[PHOTO OF ALEC MURRAY]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The MFS Research Managers Series returned -3.6% for the year ended December 31, 2000. This performance compared favorably with both the -9.1% return of the Standard & Poor's 500 Stock Index/21/ and the -9.2% return of Lipper Variable Insurance Products Growth Fund Average/10/ for the same period.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: A year ago, we were operating in a market with extreme divergences: growth versus value, new economy versus old economy, and technology versus just about anything else. Over the past twelve months, however, these divergences have mostly reversed course as we've seen valuations converge. Consequently, we think that performance across these various sectors of the market will be more balanced. In other words, we believe it will be a great market for picking in-dividual stocks, and fundamental bottom-up research will be critical to outpacing the market averages.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: During one of the most difficult periods for equity investors in over 20 years, we believe our focus on in-depth Original ResearchSM was critical to our favorable performance versus the S&P 500. In our view, successful investing re-quires truly knowing a company in order to anticipate changes effectively. We have never relied on outside firms to do the work for us. If you rely on an outside research company to anticipate for you, all of its other clients will anticipate with you. As a result, we believe the hands-on, bottom-up research of our analysts can mean the difference between being a leader or a follower.

We certainly believe the quality of our research determines whether we produce good or poor performance over the long term. However, our investment process also highlights how diversification can aid performance during periods of vola-tility and weakness because our committee of 35 equity analysts, covering nu-merous sectors and industries, allows us to feel confident that we hold the "best ideas" of our analysts across a broad representation of businesses.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Despite the weakness in the technology and telecommunications sectors many of our holdings in these sectors held up well during the period, and we used the markets weakness to buy what we believe are top-quality companies at lower prices. While the sell off we've seen in these sectors may keep investors at bay in the short term, we continue to see exciting opportunities for growth. As a result, we've maintained or added to some technology and telecommunications holdings where we continue to see strong demand for their products and servic-es. In addition, in an effort to reduce the risks the portfolio is exposed to in these sectors, we've tended to focus on companies that we view as more sta-ble and long-term predictable growers in areas such as networking, fiber op-tics, computer systems, and data storage. Examples continue to include Cisco, Corning and EMC.

We've also found attractive investments in a wide range of areas outside tech-nology and telecommunications. For example, we've increased our exposure to health care stocks, specifically pharmaceutical companies such as Bristol Myers Squib, Pharmacia, and American Home Products, because we saw favorable or im-proving business prospects. Other holdings that produced positive results for the portfolio due to reliable earnings and sales growth were AFLAC, EOG Re-sources, and Tyco International in the insurance, energy, and industrial goods and services sectors.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: Looking into 2001, we believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance, while looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and attractive valuations. While past perfor-mance is no guarantee of future results, historically, this approach has bene-fited the portfolio's performance in both stable and volatile market environ-ments.

                                    [GRAPH]

                     A $10,000 INVESTMENT COMPARED TO THE
                      S&P 500 SINCE THE SERIES' INCEPTION

                  MFS Research Managers Series          S&P 500
 4/30/99                    $10,000                     $10,000
12/31/99                     11,980                      11,106
12/31/00                     11,545                      10,109

AVERAGE ANNUAL TOTAL RETURN

                         RESEARCH MANAGERS
                              SERIES                S&P 500
1 Year                        (3.6)%                (9.0)%
Since Inception                9.0                   0.7



[CHECKMARK]
FUND FACTS

MFS RESEARCH MANAGERS SERIES

GOAL: Long-term growth of capital.

START DATE: April 30, 1999

SIZE: $54 million as of December 31, 2000

MANAGER: A committee of MFS equity research analysts overseen by Alec Murray. Mr. Murray is the Associate Director of MFS Equity Research. The committee has managed the Series since its inception.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND

MFS RESEARCH MANAGERS SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--93.4% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        AEROSPACE & DEFENSE--4.1%
  9,650 Boeing Co. ...............................................   $   636,900
  5,450 General Dynamics Corp. ...................................       425,100
 14,610 United Technologies Corp. ................................     1,148,711
                                                                     -----------
                                                                       2,210,711
                                                                     -----------
        ALUMINUM--0.8%
 13,160 Alcoa, Inc. ..............................................       440,860
                                                                     -----------
        AUTOMOBILES--0.5%
  7,230 Harley Davidson, Inc. ....................................       287,393
                                                                     -----------
        BANKS--3.8%
  8,425 Chase Manhattan Corp......................................       382,811
 22,188 Citigroup, Inc. ..........................................     1,132,975
  6,000 FleetBoston Financial Corp................................       225,375
 11,130 US Bancorp................................................       324,857
                                                                     -----------
                                                                       2,066,018
                                                                     -----------
        BROADCASTING--0.5%
  9,670 Infinity Broadcasting Corp. (b)...........................       270,156
                                                                     -----------
        BUSINESS SERVICES--1.1%
  9,220 Automatic Data Processing, Inc............................       583,741
                                                                     -----------
        CHEMICALS--0.1%
    900 Air Products & Chemicals, Inc. ...........................        36,900
    600 Rohm & Haas Co............................................        21,788
                                                                     -----------
                                                                          58,688
                                                                     -----------
        COMMUNICATION SERVICES--3.8%
    750 Allegiance Telecom, Inc. (b)..............................        16,699
  5,470 Clear Channel Communications (b)..........................       264,953
  8,370 Comcast Corp. (b).........................................       349,447
  4,820 Level 3 Communications, Inc. (b)..........................       158,156
 25,150 Metromedia Fiber Network, Inc. (b)........................       254,644
  1,130 Time Warner Telecom, Inc. (b).............................        71,684
  2,840 Time Warner, Inc..........................................       148,362
  9,300 Tycom, Ltd. ..............................................       208,088
 12,400 Viacom, Inc. (Class B) (b)................................       579,700
                                                                     -----------
                                                                       2,051,733
                                                                     -----------
        COMMUNICATIONS--1.8%
 10,840 Echostar Communications, Inc. (b).........................       246,610
  3,320 Exodus Communications, Inc................................        66,400
  7,710 SBA Communcations Corp. (b)...............................       316,592
  6,650 Weatherford International, Inc. (b).......................       314,212
                                                                     -----------
                                                                         943,814
                                                                     -----------
        COMPUTERS & BUSINESS EQUIPMENT--12.2%
  6,610 American Tower Corp. (b)..................................       250,354
  2,230 Analog Devices, Inc. (b)..................................       114,148
 12,910 Atmel Corp. (b)...........................................       150,079
  1,600 Brocade Communications Systems, Inc. (b)..................       146,900

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
  7,260 Cabletron Systems, Inc. (b)...............................   $   109,354
  9,730 Ciena Corp. (b)...........................................       791,779
 38,300 Cisco Systems, Inc. (b)...................................     1,464,975
  8,590 Compaq Computer Corp......................................       129,279
 19,160 EMC Corp. (b).............................................     1,274,140
  2,170 Emulex Corp...............................................       173,464
  2,660 Extreme Networks, Inc.....................................       104,072
 12,310 International Business Machines Corp. ....................     1,046,350
  1,373 QLogic Corp...............................................       105,721
     10 Qualcomm, Inc. (b)........................................           822
  2,100 Redback Networks, Inc. ...................................        86,100
 21,570 Sun Microsystems, Inc.....................................       601,264
                                                                     -----------
                                                                       6,548,801
                                                                     -----------
        CONGLOMERATES--6.1%
 32,680 General Electric Co. .....................................     1,566,597
 30,860 Tyco International, Ltd...................................     1,712,730
                                                                     -----------
                                                                       3,279,327
                                                                     -----------
        DOMESTIC OIL--4.7%
 13,081 BP Amoco, Plc. (ADR)......................................       626,253
 19,600 Conoco, Inc. (Class B)....................................       567,175
  1,950 Devon Energy Corp. .......................................       118,891
  2,910 EOG Resources, Inc. ......................................       159,141
 12,144 Exxon Mobil Corp. ........................................     1,055,769
                                                                     -----------
                                                                       2,527,229
                                                                     -----------
        DRUGS & HEALTH CARE--9.7%
 13,290 American Home Products Corp...............................       844,580
  5,510 Applera Corp. (b).........................................       518,284
 19,050 Bristol-Myers Squibb Co...................................     1,408,509
 12,320 Medtronic, Inc............................................       743,820
 14,895 Pfizer, Inc...............................................       685,170
 16,374 Pharmacia Corp............................................       998,814
                                                                     -----------
                                                                       5,199,177
                                                                     -----------
        ELECTRIC UTILITIES--2.2%
  8,780 AES Corp. (b).............................................       486,192
  6,920 Calpine Corp. (b).........................................       311,833
  6,560 Dynegy, Inc. .............................................       367,770
                                                                     -----------
                                                                       1,165,795
                                                                     -----------
        ELECTRICAL EQUIPMENT--0.3%
  1,420 SPX Corp. (b).............................................       153,626
                                                                     -----------
        ELECTRONICS--4.5%
 15,534 Corning, Inc. ............................................       820,389
 25,198 Flextronics International, Ltd. (b).......................       718,143
 23,110 Intel Corp................................................       699,077
  1,920 SCI Systems, Inc. (b).....................................        50,640

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

MFS RESEARCH MANAGERS SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        ELECTRONICS--(CONTINUED)
  2,100 Sanmina Corp. ............................................   $   160,913
                                                                     -----------
                                                                       2,449,162
                                                                     -----------
        FINANCIAL SERVICES--4.7%
  5,310 Capital One Financial Corp. ..............................       349,464
  1,250 Goldman Sachs Group, Inc. ................................       133,672
  5,940 Hartford Financial Services Group, Inc. ..................       419,513
  9,050 John Hancock Financial Services, Inc. ....................       340,506
    950 Lehman Brothers Holdings, Inc. ...........................        64,244
  5,380 Merrill Lynch & Co., Inc. ................................       366,849
  3,530 Morgan Stanley Dean Witter & Co. .........................       279,753
  8,010 PNC Financial Services Group, Inc. .......................       585,231
                                                                     -----------
                                                                       2,539,232
                                                                     -----------
        FOOD & BEVERAGES--1.3%
  7,580 Anheuser Busch Cos., Inc. ................................       344,890
  3,800 Quaker Oats Co. ..........................................       370,025
                                                                     -----------
                                                                         714,915
                                                                     -----------
        FOREIGN CORPORATE--4.2%
 13,210 Bank of Scotland, (GBP)...................................       138,270
    900 Fast Retailing Co., Ltd., (JPY)...........................       176,190
 22,398 HSBC Holdings, Plc., (GBP)................................       329,894
    255 Novartis AG, (CHF)........................................       450,722
 12,160 Royal Dutch Petroleum, (EUR)..............................       745,154
  1,755 Syngenta AG, (CHF)........................................        94,198
 91,618 Vodafone AirTouch, Plc., (GBP)............................       336,326
                                                                     -----------
                                                                       2,270,754
                                                                     -----------
        GAS & PIPELINE UTILITIES--0.8%
  4,310 Enron Corp. ..............................................       358,269
  1,710 Williams Cos., Inc. ......................................        68,293
                                                                     -----------
                                                                         426,562
                                                                     -----------

        HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
  3,330 Gemstar-TV Guide International, Inc. .....................       153,596
                                                                     -----------

        INDUSTRIAL MACHINERY--1.3%
 12,130 Deere & Co. ..............................................       555,705
  3,290 Ingersoll-Rand Co. .......................................       137,769
                                                                     -----------
                                                                         693,474
                                                                     -----------

        INSURANCE--4.2%
  4,970 AFLAC, Inc. ..............................................       358,772
 11,138 American International Group, Inc. .......................     1,097,789
  1,240 CIGNA Corp. ..............................................       164,052
  7,700 St. Paul Cos., Inc. ......................................       418,206
  9,240 UnumProvident Corp. ......................................       248,325
                                                                     -----------
                                                                       2,287,144
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        PETROLEUM SERVICES--1.9%
  2,380 Baker Hughes, Inc. .......................................   $    98,919
 17,210 Global Marine, Inc. (b)...................................       488,334
  5,990 Noble Drilling Corp. (b)..................................       260,190
  3,450 Transocean Sedco Forex, Inc. .............................       158,700
                                                                     -----------
                                                                       1,006,143
                                                                     -----------

        PUBLISHING--0.2%
  3,300 Readers Digest Association, Inc. .........................       129,113
                                                                     -----------

        RETAIL--8.3%
 25,960 CVS Corp. ................................................     1,555,978
  9,540 Radioshack Corp. .........................................       408,431
 23,610 Safeway, Inc. (b).........................................     1,475,625
 19,800 Wal-Mart Stores, Inc. ....................................     1,051,875
                                                                     -----------
                                                                       4,491,909
                                                                     -----------

        SOFTWARE--6.3%
  2,720 Akamai Technologies, Inc. (b).............................        57,290
    480 BEA Systems, Inc. (b).....................................        32,310
    360 Check Point Software Technologies, Ltd. ..................        48,083
 10,250 Computer Sciences Corp. (b)...............................       616,281
  5,880 Comverse Technology, Inc. ................................       638,715
  1,495 E. Piphany, Inc. (b)......................................        80,637
    920 Macromedia, Inc. (b)......................................        55,890
 18,890 Microsoft Corp. (b).......................................       819,354
  7,820 Oracle Corp. .............................................       227,269
  2,410 Rational Software Corp. (b)...............................        93,839
    320 Selectica, Inc. (b).......................................         7,740
  3,080 VeriSign, Inc. (b)........................................       228,497
  5,864 Veritas Software Corp. (b)................................       513,100
                                                                     -----------
                                                                       3,419,005
                                                                     -----------

        TELEPHONE--3.1%
 15,170 FLAG Telecom Holdings, Ltd. (b)...........................        94,812
 12,590 Nortel Networks Corp......................................       403,667
 19,920 Qwest Communications International, Inc. (b)..............       816,720
 18,180 Sprint Corp. (PCS Group) (b)..............................       371,554
                                                                     -----------
                                                                       1,686,753
                                                                     -----------

        YANKEE--0.6%
 21,480 Global Crossing, Ltd......................................       307,431
                                                                     -----------
        Total Common Stocks
         (Identified Cost $53,718,977)............................    50,362,262
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

MFS RESEARCH MANAGERS SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT TERM INVESTMENTS--5.6%

    FACE                                                                VALUE
   AMOUNT                                                             (NOTE 1A)
            DISCOUNT NOTES--5.6%
 $1,041,000 Federal Home Loan Bank 5.500%, 01/02/01...............   $ 1,040,841
  1,948,000 Federal Home Loan Mortgage 5.700%, 01/02/01...........     1,947,693
                                                                     -----------
            Total Short Term Investments
             (Identified Cost $2,988,534).........................     2,988,534
                                                                     -----------
            Total Investments--99.0%
             (Identified Cost $56,707,511) (a)....................    53,350,796
            Other assets less liabilities.........................       559,533
                                                                     -----------
            TOTAL NET ASSETS--100%................................   $53,910,329
                                                                     ===========

(a) Federal Tax Information:

  At December 31, 2000 the net unrealized depreciation on investments based on cost of $57,179,063 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 3,722,173
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (7,550,440)
                                                                   -----------
   Net unrealized depreciation.................................... $(3,828,267)
                                                                   ===========

(b) Non-income producing security.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

CHF-- Swiss Franc
EUR-- Euro Currency
GBP-- Pound Sterling
JPY-- Japanese Yen

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value....................................           $53,350,796
 Cash....................................................                 4,369
 Foreign cash at value (Identified cost $5,030)..........                 5,213
 Receivable for:
 Securities sold.........................................               801,059
 Fund shares sold........................................               212,762
 Dividends and interest..................................                17,067
 Foreign taxes...........................................                   870
                                                                    -----------
  Total Assets...........................................            54,392,136
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $  4,477
 Securities purchased....................................   416,017
 Withholding taxes.......................................        92
 Accrued expenses:
 Management fees.........................................    36,878
 Deferred trustees fees..................................     1,837
 Other expenses..........................................    22,506
                                                           --------
  Total Liabilities......................................               481,807
                                                                    -----------
NET ASSETS...............................................           $53,910,329
                                                                    ===========
Net assets consist of:
 Capital paid in.........................................           $57,299,834
 Overdistributed net investment income...................                (5,390)
 Accumulated net realized gains (losses).................               (27,199)
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................            (3,356,916)
                                                                    -----------
NET ASSETS...............................................           $53,910,329
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($53,910,329 divided by 4,670,589 shares of beneficial
 interest)...............................................           $     11.54
                                                                    ===========
Identified cost of investments...........................           $56,707,511
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends........................................               $   183,014(a)
 Interest.........................................                   123,445
                                                                 -----------
                                                                     306,459
EXPENSES
 Management fees..................................  $   233,149
 Trustees fees and expenses.......................       10,708
 Custodian........................................      131,201
 Audit and tax services...........................        6,475
 Legal............................................        1,271
 Printing.........................................        2,843
 Insurance........................................           66
 Miscellaneous....................................        3,598
                                                    -----------
 Total expenses before reductions.................      389,311
 Less expenses assumed by the investment adviser..     (109,531)     279,780
                                                    -----------  -----------
NET INVESTMENT INCOME.............................                    26,679
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................       64,915
 Foreign currency transactions--net...............      (81,558)     (16,643)
                                                    -----------
Unrealized appreciation (depreciation) on:
 Investments--net.................................   (4,412,665)
 Foreign currency transactions--net...............         (193)  (4,412,858)
                                                    -----------  -----------
Net gain (loss)...................................                (4,429,501)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................               $(4,402,822)
                                                                 ===========

(a) Net of foreign taxes $2,838.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
MFS RESEARCH MANAGERS SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED   APRIL 30, 1999(A)
                                                 DECEMBER 31,       THROUGH
                                                     2000      DECEMBER 31, 1999
                                                 ------------  -----------------
FROM OPERATIONS
 Net investment income.......................... $    26,679      $   (2,032)
 Net realized gain (loss).......................     (16,643)        (27,375)
 Unrealized appreciation (depreciation).........  (4,412,858)      1,055,942
                                                 -----------      ----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................  (4,402,822)      1,026,535
                                                 -----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS..............
 Net investment income..........................     (13,218)              0
                                                 -----------      ----------
 TOTAL DISTRIBUTIONS............................     (13,218)              0
                                                 -----------      ----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares...................  62,397,122      11,362,688
 Reinvestment of distributions..................      13,218               0
 Cost of shares redeemed........................ (10,956,023)     (5,517,171)
                                                 -----------      ----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................  51,454,317       5,845,517
                                                 -----------      ----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........  47,038,277       6,872,052
NET ASSETS
 Beginning of the year..........................   6,872,052               0
                                                 -----------      ----------
 End of the year................................ $53,910,329      $6,872,052
                                                 ===========      ==========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................ $    (5,390)     $   (5,988)
                                                 ===========      ==========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................   4,980,772       1,103,624
 Issued in reinvestment of distributions........       1,033               0
 Redeemed.......................................    (884,946)       (529,894)
                                                 -----------      ----------
 Net Change.....................................   4,096,859         573,730
                                                 ===========      ==========

(a) Commencement of operations.

FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED  APRIL 30, 1999(A)
                                                 DECEMBER 31,      THROUGH
                                                     2000     DECEMBER 31, 1999
                                                 ------------ -----------------
Net asset value, beginning of year..............   $ 11.98         $10.00
                                                   -------         ------
Income from investment operations
 Net investment income..........................      0.02           0.00
 Net realized and unrealized gain (loss) on
  investments...................................     (0.45)          1.98
                                                   -------         ------
 Total from investment operations...............     (0.43)          1.98
                                                   -------         ------
Less Distributions
 Distributions from net investment income.......     (0.01)          0.00
                                                   -------         ------
 Total distributions............................     (0.01)          0.00
                                                   -------         ------
Net asset value, end of year....................   $ 11.54         $11.98
                                                   =======         ======
TOTAL RETURN (%)................................      (3.6)          19.8 (b)
Ratio of operating expenses to average net
 assets (%).....................................      0.90           0.90 (c)
Ratio of net investment income to average net
 assets (%).....................................      0.09          (0.06)(c)
Portfolio turnover rate (%).....................        83             84
Net assets, end of year (000)...................   $53,910         $6,872
The ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)..........      1.25           2.03 (c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME SERIES
PORTFOLIO MANAGER: GERALD H. SCRIVER
WESTPEAK INVESTMENT ADVISORS, L.P.


[PHOTO OF GERALD H. SCRIVER]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Westpeak Growth and Income Series returned -5.2% for the year ended De-cember 31, 2000 versus a return of -9.1% for the Standard & Poor's 500 In-dex/21/. The Lipper Variable Insurance Products Growth and Income Fund

Average/11/ returned +1.2% over the same period.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: There was a dichotomy in the market during 2000, where the market environ-ment in the first few months of the year was radically different than that of the remainder of the year. The first few months of the year marked the end of a speculative bubble in which high-growth technology companies, selling at ex-tremely high valuations, led market returns. These "new economy" stocks were immensely popular, despite their volatility and lack of current earnings. Then, in March, this speculative technology bubble burst. "Old economy" stocks selling at much lower P/E ratios came back in vogue, as investors reverted to the time-tested approach of analyzing a company's stock valuation relative to its fundamentals. When data emerged showing a slowdown in the U.S. economy, stocks within sectors offering steady, predictable earnings growth grabbed the mantle of market leadership through the end of the year. The net effect was reflected in the relative performance of value versus growth as the S&P/BARRA Value Index outperformed the S&P/BARRA Growth Index by 28.5% in 2000.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES HAVE YOU MADE SINCE THE START OF THE YEAR?

A: From the very beginning of the year, we believed that the market's appetite for high-growth technology stocks would wane. As a result, we focused the portfolio toward attractively priced stocks with strong earnings growth rates and the potential for positive earnings surprises. This strategy led us to overweight the Interest Sensitive sector and the Drugs and Healthcare indus-tries, which generally provide investors with steady, predictable earnings. At the same time we shied away from the over-valued technology stocks, especially those in the Internet, Computer Hardware, and Computer Software industries. Although there were no material changes in the Series, we did increase our un-derexposure to the Technology sector and increase our overexposure to the In-terest Sensitive sector throughout the year.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Our performance benefited most from owning companies with lower P/E ratios and smaller market capitalization than the benchmark. At the same time, avoid-ing stocks exhibiting price momentum and volatility detracted from our perfor-mance. Our overweight in the Interest Sensitive and Consumer Staples sectors contributed significantly to performance. With the eventual burst of the tech-nology bubble, our underweight to the Technology sector also contributed posi-tively to performance. Our underweight to the strong performing Energy sector, particularly the Energy Reserves and Oil Services industries, penalized per-formance.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: The momentum in the market looks as if it has shifted. Investors seem to have rediscovered a valuation approach instead of looking for growth at any price. It is our belief that this trend will last for several years. To that end, we don't believe that the technology sector will snap back to the same levels it reached during its heyday once the technology sell-off ends. At the same time, we could very well move the Series' technology exposure closer to the benchmark's as that sectors' lower valuations return to levels we find at-tractive.

We expect that interest rates will be on the decline within an environment of slower economic growth. As a result, we anticipate focusing on sectors that will benefit from these trends, namely interest-rate sensitive firms and con-sumer staples. Overall, however, we don't expect to make any major changes to the portfolio as we continue our focus on finding companies selling at appeal-ing valuations and offering attractive growth rates.

                                    [GRAPH]

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX
                          SINCE THE SERIES' INCEPTION

                  Westpeak Growth and
                     Income Series             S&P 500
 4/30/93                $10,000                $10,000
12/31/93                 11,424                 10,812
12/31/94                 11,286                 10,951
12/31/95                 15,402                 15,056
12/31/96                 18,189                 18,531
12/31/97                 24,278                 24,689
12/31/98                 30,214                 31,787
12/31/99                 33,039                 38,455
12/31/00                 31,334                 35,003

AVERAGE ANNUAL RETURNS

                     GROWTH &                LIPPER VARIABLE PRODUCTS GROWTH
                   INCOME SERIES   S&P 500         AND INCOME AVERAGE
1 Year               ( 5.2)%      ( 9.0)%                  1.2%
3 Years                8.9         12.3                    9.9
5 Years               15.3         18.4                   14.9
Since Inception       16.1         17.8                    n/a


[CHECKMARK]
     FUND FACTS

     WESTPEAK GROWTH AND INCOME
     SERIES

GOAL: Long-term total return
through investment in equity
securities.

START DATE: April 30, 1993

SIZE: $388 million as of December
31, 2000

MANAGER: Gerald H. Scriver.
Mr. Scriver has managed the Series
from its inception in 1993; he
also has managed Westpeak Stock
Index Series since August 1993,
Nvest Growth and Income Fund since
May 1995 and Nvest Capital Growth
Fund since February 1998. Mr.
Scriver joined Westpeak in July
1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--98.9% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--1.8%
  36,700 Boeing Co. .............................................   $  2,422,200
  57,000 Northrop Grumman Corp. .................................      4,731,000
                                                                    ------------
                                                                       7,153,200
                                                                    ------------
         AIR TRAVEL--1.0%
  41,500 AMR Corp. (b)...........................................      1,626,281
  30,900 Delta Air Lines, Inc. ..................................      1,550,794
  24,900 Northwest Airlines Corp.................................        750,113
                                                                    ------------
                                                                       3,927,188
                                                                    ------------
         AUTOMOBILES--1.7%
 132,400 General Motors Corp. ...................................      6,744,125
                                                                    ------------
         BANKS--14.4%
  66,800 Bancwest Corp. .........................................      1,745,150
  57,200 Bank of New York Co., Inc...............................      3,156,725
  63,450 Chase Manhattan Corp. ..................................      2,883,009
 288,666 Citigroup, Inc. ........................................     14,740,008
  57,120 Commerce Bancshares, Inc................................      2,427,600
 223,500 FleetBoston Financial Corp. ............................      8,395,219
 179,300 Golden State Bancorp, Inc. .............................      5,636,744
  92,600 Golden West Financial Corp. ............................      6,250,500
  28,500 J.P. Morgan & Co, Inc. .................................      4,716,750
  52,900 Northern Trust Corp. ...................................      4,314,656
  61,300 Unionbancal Corp. ......................................      1,475,031
                                                                    ------------
                                                                      55,741,392
                                                                    ------------
         BUSINESS SERVICES--1.3%
  30,500 Automatic Data Processing, Inc. ........................      1,931,031
  21,600 Convergys Corp. (b).....................................        978,750
  95,300 Steelcase, Inc. ........................................      1,322,287
  28,700 West Teleservices Corp. ................................        807,188
                                                                    ------------
                                                                       5,039,256
                                                                    ------------
         CHEMICALS--1.7%
  60,900 Ashland, Inc. ..........................................      2,185,701
  24,500 Eastman Chemical Co. ...................................      1,194,375
  44,600 FMC Corp. (b)...........................................      3,197,263
                                                                    ------------
                                                                       6,577,339
                                                                    ------------
         COMMUNICATION SERVICES--0.4%
  10,500 Omnicom Group, Inc. ....................................        870,188
  14,700 TMP Worldwide, Inc. ....................................        808,500
                                                                    ------------
                                                                       1,678,688
                                                                    ------------
         COMPUTERS & BUSINESS EQUIPMENT--6.3%
  12,600 Analog Devices, Inc. (b)................................        644,962
 285,100 Cisco Systems, Inc. (b).................................     10,905,075

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         COMPUTERS & BUSINESS EQUIPMENT--
          (CONTINUED)
  39,200 Dallas Semiconductor Corp...............................   $  1,004,500
  35,500 EMC Corp. (b)...........................................      2,360,750
  38,400 Micron Technology, Inc. ................................      1,363,200
 130,700 Stmicroelectronics NV (ADR).............................      5,595,594
  97,800 Sun Microsystems, Inc. .................................      2,726,175
                                                                    ------------
                                                                      24,600,256
                                                                    ------------
         CONGLOMERATES--5.8%
 472,600 General Electric Co. ...................................     22,655,262
                                                                    ------------
         DOMESTIC OIL--4.6%
  25,700 Chevron Corp. ..........................................      2,170,044
 163,700 Exxon Mobil Corp. ......................................     14,231,668
  58,900 Occidental Petroleum Corp. .............................      1,428,325
                                                                    ------------
                                                                      17,830,037
                                                                    ------------
         DRUGS & HEALTH CARE--16.8%
  61,000 Abbott Laboratories.....................................      2,954,688
 136,600 Bristol-Myers Squibb Co. ...............................     10,099,863
  58,900 Caremark RX, Inc. (b)...................................        798,831
  62,600 Dentsply International, Inc. ...........................      2,449,225
  42,500 HCA Healthcare Co. .....................................      1,870,425
  37,600 Hillenbrand Industries, Inc. ...........................      1,936,400
  70,900 Johnson & Johnson.......................................      7,448,931
 158,600 Merck & Co, Inc. .......................................     14,848,925
 273,000 Pfizer, Inc. ...........................................     12,558,000
  43,200 Schering Plough Corp. ..................................      2,451,600
  40,700 Tenet Healthcare Corp. (b)..............................      1,808,606
  99,600 UnitedHealth Group, Inc. ...............................      6,112,950
                                                                    ------------
                                                                      65,338,444
                                                                    ------------
         ELECTRIC UTILITIES--3.4%
 116,700 Entergy Corp. ..........................................      4,937,869
 186,800 Reliant Energy, Inc. ...................................      8,090,775
                                                                    ------------
                                                                      13,028,644
                                                                    ------------
         ELECTRICAL EQUIPMENT--1.3%
  57,600 Comdisco, Inc. .........................................        658,800
  88,300 Molex, Inc. ............................................      3,134,650
  85,950 Vishay Intertechnology, Inc. (b)........................      1,299,994
                                                                    ------------
                                                                       5,093,444
                                                                    ------------
         ELECTRONICS--3.1%
 170,000 AVX Corp. ..............................................      2,783,750
 204,100 Arrow Electronics, Inc. ................................      5,842,362
  33,700 Corning, Inc. ..........................................      1,779,781
  21,700 KLA-Tencor Corp. (b)....................................        731,019
  60,100 Kemet Corp. (b).........................................        909,013
                                                                    ------------
                                                                      12,045,925
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         FINANCIAL SERVICES--2.9%
  36,400 Federal National Mortgage Association...................   $  3,157,700
  28,300 Lehman Brothers Holdings, Inc...........................      1,913,787
  55,600 Merrill Lynch & Co., Inc................................      3,791,225
  27,600 Morgan Stanley Dean Witter & Co.........................      2,187,300
                                                                    ------------
                                                                      11,050,012
                                                                    ------------
         FOOD & BEVERAGES--5.7%
  74,600 Anheuser Busch Cos., Inc................................      3,394,300
 127,500 Archer Daniels Midland Co...............................      1,912,500
  16,000 Brown Forman Corp. (Class B)............................      1,064,000
  10,800 Coors Adolph Co. (Class B)..............................        867,375
  36,600 McCormick & Co., Inc....................................      1,319,888
 136,400 Pepsi Bottling Group, Inc. .............................      5,447,475
 163,000 PepsiCo, Inc. ..........................................      8,078,687
                                                                    ------------
                                                                      22,084,225
                                                                    ------------
         GAS & PIPELINE UTILITIES--1.5%
 182,900 Ultramar Diamond Shamrock...............................      5,647,038
                                                                    ------------
         HOTELS & RESTAURANTS--0.2%
  20,300 Tricon Global Restaurants, Inc. (b).....................        669,900
                                                                    ------------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.3%
  17,600 Centex Corp. ...........................................        661,100
 117,900 Lennar Corp. ...........................................      4,273,875
                                                                    ------------
                                                                       4,934,975
                                                                    ------------
         HOUSEHOLD PRODUCTS--2.1%
 128,500 Colgate Palmolive Co. ..................................      8,294,675
       1 Energizer Holdings, Inc. (b)............................             21
                                                                    ------------
                                                                       8,294,696
                                                                    ------------
         INDUSTRIAL MACHINERY--1.6%
  26,300 Caterpillar, Inc........................................      1,244,319
  54,300 Deere & Co..............................................      2,487,619
  63,500 Dover Corp..............................................      2,575,718
                                                                    ------------
                                                                       6,307,656
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         INSURANCE--4.9%
  18,000 CIGNA Corp..............................................   $  2,381,400
  49,800 Loews Corp..............................................      5,157,413
  46,400 MGIC Investment Corp....................................      3,129,100
  70,000 Mony Group, Inc. .......................................      3,460,625
  30,800 PMI Group, Inc..........................................      2,084,775
  22,500 Radian Group, Inc.......................................      1,688,906
   3,400 White Mountains Insurance Group, Ltd. ..................      1,084,600
                                                                    ------------
                                                                      18,986,819
                                                                    ------------
         LEISURE--0.7%
  86,900 The Walt Disney Co. ....................................      2,514,669
                                                                    ------------
         RETAIL--5.3%
  32,300 Autozone, Inc...........................................        920,550
  34,200 BJ's Wholesale Club, Inc. ..............................      1,312,425
  47,700 Kohl's Corp.............................................      2,909,700
  40,300 Neiman Marcus Group, Inc. (b)...........................      1,433,169
 232,300 Sears Roebuck & Co......................................      8,072,425
  50,400 The Limited, Inc. ......................................        859,950
  51,300 Tiffany & Co. ..........................................      1,622,362
 209,900 Toys "R" Us, Inc. (b)...................................      3,502,706
                                                                    ------------
                                                                      20,633,287
                                                                    ------------
         SOFTWARE--4.8%
  17,800 Adobe Systems, Inc......................................      1,035,738
  13,000 Cerner Corp. (b)........................................        601,250
  46,500 Cnet Networks, Inc. ....................................        743,273
  17,900 DST Systems Inc. (b)....................................      1,199,300
  38,500 Inktomi Corp. ..........................................        688,188
  43,900 Jack Henry & Associates, Inc............................      2,727,287
 173,200 Microsoft Corp. (b).....................................      7,512,550
  50,300 Sungard Data Systems, Inc. (b)..........................      2,370,387
  63,400 Sybase, Inc. (b)........................................      1,256,113
  63,400 Vitria Technology, Inc. ................................        491,350
                                                                    ------------
                                                                      18,625,436
                                                                    ------------
         TELEPHONE--4.3%
 207,000 BellSouth Corp..........................................      8,474,062
  89,500 Nortel Networks Corp....................................      2,869,594
  32,500 Qwest Communications International, Inc. (b)............      1,332,500
  80,600 Verizon Communications..................................      4,040,075
                                                                    ------------
                                                                      16,716,231
                                                                    ------------
         Total Common Stocks
          (Identified Cost $373,259,523).........................    383,918,144
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT-TERM INVESTMENT--1.0%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
            REPURCHASE AGREEMENT--1.0%
 $3,753,000 State Street Corp. Repurchase Aggreement dated
             12/29/00 at 5.250% to be repurchased at $3,755,189
             on 1/2/01, collateralized by $3,895,000 U.S.
             Treasury Bonds 5.250% due 2/15/29 with a
             value of $3,829,377................................   $  3,753,000
                                                                   ------------
            Total Short Term Investment Corp.
             (Identified Cost $3,753,000).......................      3,753,000
                                                                   ------------
            Total Investments--99.9%
            (Identified Cost $377,012,523) (a)..................    387,671,144
            Other assets less liabilities.......................        455,362
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $388,126,506
                                                                   ============

(a) Federal Tax Information:

  At December 31, 2000 the net unrealized appreciation on investments based on cost of $377,337,311 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 44,764,876
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (34,431,043)
                                                                   ------------
   Net unrealized appreciation...................................  $ 10,333,833
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

CAD--Canadian Dollar

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value...................................           $387,671,144
 Cash...................................................                    168
 Receivable for:
 Fund shares sold.......................................                425,512
 Dividends and interest.................................                369,890
                                                                   ------------
  Total Assets..........................................            388,466,714
LIABILITIES
 Payable for:
 Fund shares redeemed...................................  $ 90,527
 Accrued expenses:
 Management fees........................................   221,644
 Deferred trustees fees.................................    12,386
 Other expenses.........................................    15,651
                                                          --------
  Total Liabilities.....................................                340,208
                                                                   ------------
NET ASSETS..............................................           $388,126,506
                                                                   ============
 Net assets consist of:
 Capital paid in........................................           $387,977,516
 Undistributed net investment income....................              2,446,216
 Accumulated net realized gains (losses)................            (12,955,847)
 Unrealized appreciation (depreciation) on investments..             10,658,621
                                                                   ------------
NET ASSETS..............................................           $388,126,506
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($388,126,506 divided by 2,116,361 shares of beneficial
 interest)..............................................           $     183.39
                                                                   ============
Identified cost of investments..........................           $377,012,523
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends.......................................              $  5,067,602 (a)
 Interest........................................                   239,103
                                                               ------------
                                                                  5,306,705
EXPENSES
 Management fees.................................  $2,732,798
 Trustees fees and expenses......................      18,909
 Custodian.......................................      77,397
 Audit and tax services..........................      16,446
 Legal...........................................      13,313
 Printing........................................      71,625
 Insurance.......................................       3,640
 Miscellaneous...................................      11,337
                                                   ----------
  Total expenses before reductions...............   2,945,465
  Expense reductions.............................    (100,696)    2,844,769
                                                   ----------  ------------
NET INVESTMENT INCOME............................                 2,461,936
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net................................               (11,862,448)
Unrealized appreciation (depreciation) on:
 Investments--net................................               (11,902,308)
                                                               ------------
Net gain (loss)..................................               (23,764,756)
                                                               ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................              $(21,302,820)
                                                               ============

(a) Net of foreign taxes of $19,698.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  2,461,936  $  3,329,734
 Net realized gain (loss)..........................  (11,862,448)   52,016,715
 Unrealized appreciation (depreciation)............  (11,902,308)  (24,538,317)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.  (21,302,820)   30,808,132
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (3,333,829)
 Net realized gain.................................  (10,436,502)  (50,277,567)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................  (10,436,502)  (53,611,396)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS....................
 Proceeds from sale of shares......................  115,677,933   186,369,857
 Reinvestment of distributions.....................   10,436,502    53,611,396
 Cost of shares redeemed........................... (123,788,408)  (81,195,387)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................    2,326,027   158,785,866
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (29,413,295)  135,982,602
NET ASSETS
 Beginning of the year.............................  417,539,801   281,557,199
                                                    ------------  ------------
 End of the year................................... $388,126,506  $417,539,801
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $  2,446,216  $      6,957
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      605,352       860,143
 Issued in reinvestment of distributions...........       55,478       267,460
 Redeemed..........................................     (648,081)     (375,398)
                                                    ------------  ------------
 Net Change........................................       12,749       752,205
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 2000      1999      1998      1997     1996
                               --------  --------  --------  --------  -------
Net asset value, beginning of
 year........................  $ 198.49  $ 208.34  $ 179.98  $ 151.77  $141.31
                               --------  --------  --------  --------  -------
Income from investment
 operations..................
 Net investment income.......      1.16      1.78      1.30      1.37     1.78
 Net realized and unrealized
  gain (loss) on investments.    (11.28)    17.51     42.44     48.76    23.69
                               --------  --------  --------  --------  -------
 Total from investment
  operations.................    (10.12)    19.29     43.74     50.13    25.47
                               --------  --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income..........      0.00     (1.78)    (1.31)    (1.35)   (1.82)
 Distributions from net
  realized capital gains.....     (4.98)   (27.36)   (14.07)   (20.57)  (13.19)
                               --------  --------  --------  --------  -------
 Total distributions.........     (4.98)   (29.14)   (15.38)   (21.92)  (15.01)
                               --------  --------  --------  --------  -------
Net asset value, end of year.  $ 183.39  $ 198.49  $ 208.34  $ 179.98  $151.77
                               ========  ========  ========  ========  =======
TOTAL RETURN (%).............      (5.2)      9.4      24.4      33.5     18.1
Ratio of operating expenses
 to average net assets before
 expense reductions (%)......      0.73      0.74      0.78      0.82     0.85
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (a)..      0.70        --        --        --       --
Ratio of net investment
 income to average net assets
 (%).........................      0.61      0.94      0.80      0.91     1.40
Portfolio turnover rate (%)..       138       115       100        93      104
Net assets, end of year
 (000).......................  $388,127  $417,540  $281,557  $152,738  $82,330
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement would have been
 (%).........................        --        --        --        --     0.91

(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

WESTPEAK STOCK INDEX SERIES
PORTFOLIO MANAGER: GERALD H. SCRIVER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTO OF GERALD H. SCRIVER]

HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

The Westpeak Stock Index Series returned -9.0% for the year ended December 31, 2000. This compares to a return of -9.1% for the Standard & Poor's 500 Index and the -9.3% return of the Lipper Variable Insurance Products Standard & Poor's Stock Index Fund Average./16/ The Series remained fully invested in stocks that make up the S&P 500 Index./21/ It is our strategy to weight the allocation of the Series virtually in the same proportion as the S&P 500 Index as a means to duplicate the performance of the Index.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: There was a dichotomy in the market during 2000, where the market environ-ment in the first few months of the year was radically different than that of the remainder of the year. The first few months of the year marked the end of a speculative bubble in which high-growth technology companies, selling at ex-tremely high valuations, led market returns. These "new economy" stocks were immensely popular, despite their volatility and lack of current earnings. Then, in March, this speculative technology bubble burst. "Old economy" stocks selling at much lower P/E ratios came back in vogue, as investors reverted to the time-tested approach of analyzing a company's stock valuation relative to its fundamentals. When data emerged showing a slowdown in the U.S. economy, stocks within sectors offering steady, predictable earnings growth grabbed the mantle of market leadership through the end of the year. The net effect was reflected in the relative performance of value versus growth as the S&P/BARRA Value Index outperformed the S&P/BARRA Growth Index by 28.5% in 2000.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: The momentum in the market looks as if it has shifted. Investors seem to have rediscovered a valuation approach instead of looking for growth at any price. It is our belief that this trend will last for several years. To that end, we don't believe that the technology sector will snap back to the same levels it reached during its heyday once the technology sell-off ends. At the same time, we could very well move the Series' technology exposure closer to the benchmark's as that sectors' lower valuations return to levels we find at-tractive.

We expect that interest rates will be on the decline within an environment of slower economic growth. As a result, we anticipate focusing on sectors that will benefit from these trends, namely interest-rate sensitive firms and con-sumer staples. Overall, however, we don't expect to make any major changes to the portfolio as we continue our focus on finding companies selling at appeal-ing valuations and offering attractive growth rates.

                                    [GRAPH]

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX
                            OVER THE PAST 10 YEARS

                  Westpeak Stock Index          S&P 500
12/31/90                $10,000                 $10,000
12/31/91                 13,038                  13,057
12/31/92                 13,989                  14,061
12/31/93                 15,290                  15,466
12/31/94                 15,464                  15,664
12/31/95                 21,167                  21,536
12/31/96                 25,923                  26,506
12/31/97                 34,346                  35,314
12/31/98                 43,936                  45,467
12/31/99                 52,875                  55,005
12/31/00                 48,092                  50,067

AVERAGE ANNUAL RETURNS

                      STOCK INDEX                    LIPPER VARIABLE PRODUCTS
                        SERIES         S&P 500      S&P 500 FUND INDEX AVERAGE
1 Year                   -9.0%          -9.0%                 -9.3%
3 Years                  11.9%          12.3%                 12.0%
5 Years                  17.8%          18.4%                 18.0%
10 Years                 17.0%          17.5%                 17.1%
Since Inception          14.2%          14.7%                  n/a



[CHECKMARK]
    FUND FACTS

    WESTPEAK STOCK INDEX SERIES

 GOAL: Investment results that
 correspond to the composite price
 and yield performance of the S&P
 500 Index.*
 START DATE: March 30, 1987
 SIZE: $269 million as of December
 31, 2000
 MANAGER: Gerald H. Scriver.
 Mr. Scriver has managed the Series
 since 1993; he has also managed
 Westpeak Growth and Income Series
 since August 1993, Nvest Growth and
 Income Fund since May 1995 and
 Nvest Capital Growth Fund since
 February 1998. Mr. Scriver joined
 Westpeak in July 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

* "S&P 500(R)" and "500" are trademarks of the McGraw-Hill Companies, Inc. and references thereto have been made with permission. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series.

NEW ENGLAND ZENITH FUND
WESTPEAK STOCK INDEX SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--98.7% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--1.3%
   2,300 B.F. Goodrich Co........................................   $     83,663
  20,354 Boeing Co. .............................................      1,343,364
   4,500 General Dynamics Corp...................................        351,000
   9,530 Lockheed Martin Corp....................................        323,543
   1,600 Northrop Grumman Corp...................................        132,800
   7,600 Raytheon Co. (Class B)..................................        236,075
   2,800 TRW, Inc. ..............................................        108,500
   3,300 Textron, Inc............................................        153,450
  10,600 United Technologies Corp. ..............................        833,425
                                                                    ------------
                                                                       3,565,820
                                                                    ------------
         AIR TRAVEL--0.3%
   3,400 AMR Corp. ..............................................        133,237
   2,800 Delta Air Lines, Inc. ..................................        140,525
  11,200 Southwest Airlines Co. .................................        375,536
   1,500 U.S. Airways Group, Inc. (b)............................         60,844
                                                                    ------------
                                                                         710,142
                                                                    ------------
         ALUMINUM--0.2%
  19,668 Alcoa, Inc..............................................        658,878
                                                                    ------------
         APPAREL & TEXTILES--0.2%
   1,200 Liz Claiborne, Inc......................................         49,950
   6,100 NIKE, Inc. (Class B)....................................        340,457
   1,300 Reebok International, Ltd. (b)..........................         35,542
     700 Russell Corp. ..........................................         10,806
   2,600 VF Corp. ...............................................         94,224
                                                                    ------------
                                                                         530,979
                                                                    ------------
         AUTO PARTS--0.2%
   1,700 Cooper Tire & Rubber Co.................................         18,063
   3,322 Dana Corp. .............................................         50,868
  12,625 Delphi Automotive Systems Corp. ........................        142,031
   3,500 Goodyear Tire & Rubber Co...............................         80,465
   2,000 Johnson Controls, Inc. .................................        104,000
   1,350 Snap-On, Inc............................................         37,631
   2,948 Visteon Corp. ..........................................         33,902
                                                                    ------------
                                                                         466,960
                                                                    ------------
         AUTOMOBILES--0.7%
  42,951 Ford Motor Co. .........................................      1,006,664
  12,200 General Motors Corp. ...................................        621,437
   6,828 Harley Davidson, Inc....................................        271,413
   1,320 Navistar International Corp. (b)........................         34,568
                                                                    ------------
                                                                       1,934,082
                                                                    ------------
         BANKS--8.0%
   8,450 AmSouth Bancorporation..................................        128,863
   9,000 BB&T Corp. .............................................        335,813
  26,192 Bank One Corp. .........................................        959,282
  37,224 Bank of America Corp. ..................................      1,707,651
  16,700 Bank of New York Co., Inc. .............................        921,631

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         BANKS--(CONTINUED)
   4,735 Charter One Financial, Inc. ............................   $    136,723
  29,710 Chase Manhattan Corp. ..................................      1,349,948
 114,106 Citigroup, Inc..........................................      5,826,538
   3,600 Comerica, Inc...........................................        213,750
  10,550 Fifth Third Bancorp.....................................        630,363
  22,270 First Union Corp........................................        619,384
  21,709 Firstar Corp............................................        504,734
  20,485 FleetBoston Financial Corp. ............................        769,468
   3,600 Golden West Financial Corp..............................        243,000
   5,671 Huntington Bancshares, Inc..............................         91,799
   3,600 J.P. Morgan & Co, Inc...................................        595,800
   9,700 Keycorp.................................................        271,600
  11,100 Mellon Financial Corp...................................        545,981
  13,600 National City Corp......................................        391,000
   5,000 Northern Trust Corp. ...................................        407,813
   3,050 Old Kent Financial Corp.................................        133,438
   4,900 Regions Financial Corp. ................................        133,831
   3,800 Southtrust Corp.........................................        154,613
   3,900 Summit Bancorp..........................................        148,931
   6,800 Sun Trust Banks, Inc. ..................................        428,400
   6,350 Synovus Financial Corp. ................................        171,053
  16,908 US Bancorp..............................................        493,502
   3,000 Union Planters Corp. ...................................        107,250
   4,600 Wachovia Corp...........................................        267,375
  12,213 Washington Mutual, Inc..................................        648,052
  37,330 Wells Fargo & Co. ......................................      2,078,814
                                                                    ------------
                                                                      21,416,400
                                                                    ------------
         BUILDING & CONSTRUCTION--0.1%
   1,400 Crane Co. ..............................................         39,813
   1,700 Fluor Corp..............................................         56,206
  10,300 Masco Corp. ............................................        264,581
                                                                    ------------
                                                                         360,600
                                                                    ------------
         BUSINESS SERVICES--1.7%
   4,500 Allied Waste Industries, Inc............................         65,531
  14,200 Automatic Data Processing, Inc. ........................        899,037
   2,600 Avery Dennison Corp.....................................        142,675
  16,148 Cendant Corp. (b).......................................        155,424
   3,300 Ceridian Corp. .........................................         65,794
   3,500 Convergys Corp. (b).....................................        158,594
   1,600 Deluxe Corp. ...........................................         40,432
   3,700 Dun & Bradstreet Corp. (b)..............................         95,738
  10,600 Electronic Data Systems Corp. ..........................        612,150
   3,200 Equifax, Inc............................................         91,800
   9,200 First Data Corp. .......................................        484,725
   2,100 H&R Block, Inc. ........................................         86,888
   6,640 IMS Health, Inc. .......................................        179,280
   7,000 Interpublic Group of Companies, Inc.....................        297,937
   8,450 Paychex, Inc. ..........................................        410,881
   5,700 Pitney Bowes, Inc. .....................................        188,812

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK STOCK INDEX SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         BUSINESS SERVICES--(CONTINUED)
   2,700 R.R. Donnelley & Sons Co. ..............................   $     72,900
   4,000 Robert Half International, Inc..........................        106,000
   1,300 Ryder Systems, Inc......................................         21,613
   2,884 Sabre Holdings Corp.....................................        124,373
  14,100 Waste Management, Inc. .................................        391,275
                                                                    ------------
                                                                       4,691,859
                                                                    ------------
         CHEMICALS--1.6%
   5,100 Air Products & Chemicals, Inc. .........................        209,100
   1,600 Ashland, Inc. ..........................................         57,424
  15,350 Dow Chemical Co.........................................        562,194
  23,677 E.I. Du Pont de Nemours.................................      1,143,895
   1,800 Eastman Chemical Co. ...................................         87,750
   2,900 Ecolab, Inc. ...........................................        125,244
   2,825 Engelhard Corp. ........................................         57,559
     700 FMC Corp. (b)...........................................         50,181
   1,200 Great Lakes Chemical Corp. .............................         44,625
   2,400 Hercules, Inc. .........................................         45,750
   9,000 Minnesota Mining & Manufacturing Co.....................      1,084,500
   4,000 PPG Industries, Inc. ...................................        185,250
   3,600 Praxair, Inc. ..........................................        159,750
   4,885 Rohm & Haas Co..........................................        177,387
   1,800 Sigma Aldrich...........................................         70,763
   3,100 Union Carbide Corp. ....................................        166,819
   2,300 Vulcan Materials Co. ...................................        110,112
                                                                    ------------
                                                                       4,338,303
                                                                    ------------
         COAL--0.0%
   1,700 Massey Energy Corp......................................         21,675
                                                                    ------------
         COMMUNICATION SERVICES--3.8%
   7,100 Alltel Corp.............................................        443,306
  13,300 Clear Channel Communications (b)........................        644,219
  20,500 Comcast Corp. (b).......................................        855,875
   6,000 Gannett, Inc............................................        378,375
   1,700 Knight Ridder, Inc......................................         96,688
   1,100 Meredith Corp...........................................         35,406
  17,300 Nextel Communications, Inc. (b).........................        428,175
   4,000 Omnicom Group, Inc......................................        331,500
  76,873 SBC Communications, Inc.................................      3,670,686
  30,000 Time Warner, Inc. ......................................      1,567,200
   6,950 Tribune Co. ............................................        293,637
  34,375 Viacom, Inc. (Class B) (b)..............................      1,607,031
                                                                    ------------
                                                                      10,352,098
                                                                    ------------
         COMPUTERS & BUSINESS EQUIPMENT--10.7%
  17,500 ADC Telecommunications, Inc. ...........................        317,187
   2,300 Adaptec, Inc. (b).......................................         23,575
   9,000 Altera Corp.............................................        236,813
   8,100 Analog Devices, Inc. (b)................................        414,619
   1,830 Andrew Corp.............................................         39,803
   7,300 Apple Computer, Inc.....................................        108,588

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         COMPUTER & BUSINESS EQUIPMENT--(CONTINUED)
   1,300 Autodesk, Inc...........................................   $     35,019
   5,000 Broadcom Corp. .........................................        422,500
   4,100 Cabletron Systems, Inc. (b).............................         61,756
 160,900 Cisco Systems, Inc. (b).................................      6,154,425
   4,100 Citrix Systems, Inc. (b)................................         92,250
  38,547 Compaq Computer Corp. ..................................        580,132
   5,066 Conexant Systems, Inc...................................         77,890
  58,600 Dell Computer Corp. (b).................................      1,021,837
  49,462 EMC Corp. (b)...........................................      3,289,223
   7,200 Gateway, Inc. (b).......................................        129,528
  45,200 Hewlett Packard Co......................................      1,426,625
  39,900 International Business Machines Corp. ..................      3,391,500
   6,900 LSI Logic Corp. ........................................        117,921
   2,900 Lexmark International, Inc. (b).........................        128,506
   7,073 Linear Technology Corp..................................        327,126
  75,684 Lucent Technologies, Inc................................      1,021,734
  12,700 Micron Technology, Inc. ................................        450,850
  49,455 Motorola, Inc...........................................      1,001,464
   2,200 NCCR Corp. .............................................        108,075
   4,000 National Semiconductor Corp. ...........................         80,500
   7,100 Network Appliance, Inc. ................................        456,064
   3,000 Novellus Systems, Inc...................................        107,813
  12,800 Palm, Inc...............................................        362,400
   2,100 QLogic Corp. ...........................................        161,700
  16,900 Qualcomm, Inc. (b)......................................      1,388,969
  71,900 Sun Microsystems, Inc. .................................      2,004,212
   9,300 Tellabs, Inc. (b).......................................        525,450
   3,900 Teradyne, Inc...........................................        145,275
  39,200 Texas Instruments, Inc..................................      1,857,100
   4,100 Vitesse Semiconductor Corp. ............................        226,781
  14,900 Xerox Corp..............................................         68,913
   7,500 Xilinx, Inc. (b)........................................        345,937
                                                                    ------------
                                                                      28,710,060
                                                                    ------------
         CONGLOMERATES--4.8%
 224,600 General Electric Co.....................................     10,766,762
   2,000 ITT Industries, Inc.....................................         77,500
  38,163 Tyco International, Ltd. ...............................      2,118,047
                                                                    ------------
                                                                      12,962,309
                                                                    ------------
         CONTAINERS & GLASS--0.1%
   1,200 Bemis, Inc..............................................         40,275
   3,800 Pactiv Corp. (b)........................................         47,025
   1,896 Sealed Air Corp.........................................         57,828
                                                                    ------------
                                                                         145,128
                                                                    ------------
         COSMETICS & TOILETRIES--0.4%
   5,300 Avon Products, Inc. ....................................        253,738
  23,900 Gillette Co.............................................        863,387
                                                                    ------------
                                                                       1,117,125
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK STOCK INDEX SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DOMESTIC OIL--6.2%
   2,000 Amerada Hess Corp. .....................................   $    146,125
   5,531 Anadarko Petroleum Corp.................................        393,143
   2,800 Apache Corp.............................................        196,175
   4,862 Burlington Resources, Inc. .............................        245,531
  14,800 Chevron Corp. ..........................................      1,249,675
   4,900 Coastal Corp............................................        432,731
  14,000 Conoco, Inc. (Class B)..................................        405,125
   2,900 Devon Energy Corp.......................................        176,813
   2,700 EOG Resources, Inc. ....................................        147,656
  79,042 Exxon Mobil Corp. ......................................      6,871,714
  10,000 Halliburton Co..........................................        362,500
   2,138 Kerr-Mcgee Corp. .......................................        143,112
   1,300 Mcdermott International, Inc............................         13,975
   8,300 Occidental Petroleum Corp...............................        201,275
   5,800 Phillips Petroleum Co...................................        329,875
   2,100 Rowan Companies, Inc. ..................................         56,700
  48,648 Royal Dutch Petroleum Co. (ADR).........................      2,946,245
  12,900 Schlumberger, Ltd.......................................      1,031,194
   2,000 Sunoco, Inc.............................................         67,375
  12,500 Texaco, Inc. ...........................................        776,563
   3,200 Tosco Corp. ............................................        108,600
   7,000 USX-Marathon Group......................................        194,250
   5,500 Unocal Corp. ...........................................        212,781
                                                                    ------------
                                                                      16,709,133
                                                                    ------------
         DRUGS & HEALTH CARE--14.0%
  35,200 Abbott Laboratories.....................................      1,705,000
   3,000 Allergan, Inc. .........................................        290,437
   5,200 ALZA Corp. (b)..........................................        221,000
  29,600 American Home Products Corp. ...........................      1,881,080
  23,300 Amgen, Inc. (b).........................................      1,489,744
   4,700 Applera Corp. (b).......................................        442,094
   1,200 Bausch & Lomb, Inc. ....................................         48,525
   6,600 Baxter International, Inc. .............................        582,862
   5,700 Becton Dickinson & Co...................................        197,363
   3,341 Biogen, Inc. ...........................................        200,669
   4,000 Biomet, Inc. ...........................................        158,750
   9,100 Boston Scientific Corp. (b).............................        124,556
  44,560 Bristol-Myers Squibb Co.................................      3,294,655
   1,100 C.R. Bard, Inc. ........................................         51,219
   6,300 Cardinal Health, Inc. ..................................        627,637
   4,200 Chiron Corp. ...........................................        186,900
  25,600 Eli Lilly & Co. ........................................      2,382,400
   2,000 Forest Laboratories, Inc. (b)...........................        265,750
   7,000 Guidant Corp. (b).......................................        377,562
  12,686 HCA Healthcare Co. .....................................        558,311
   8,700 Healthsouth Corp. ......................................        141,919
   3,800 Humana, Inc. (b)........................................         57,950
  31,500 Johnson & Johnson.......................................      3,309,469
   3,800 King Pharmaceuticals, Inc. (b)..........................        196,413
   2,300 Manor Care, Inc. (b)....................................         47,438

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DRUGS & HEALTH CARE--(CONTINUED)
   6,423 Mckesson HBOC, Inc......................................   $    230,521
   4,800 Medimmune, Inc..........................................        228,900
  27,200 Medtronic, Inc. ........................................      1,642,200
  52,200 Merck & Co, Inc.........................................      4,887,225
 143,175 Pfizer, Inc. ...........................................      6,586,050
  29,461 Pharmacia Corp..........................................      1,797,121
   2,600 Quintiles Transnational Corp. (b).......................         54,438
  33,200 Schering Plough Corp. ..................................      1,884,100
   1,900 St. Jude Medical, Inc. (b)..............................        116,731
   4,400 Stryker Corp. (b).......................................        222,596
   7,100 Tenet Healthcare Corp. (b)..............................        315,506
   7,200 UnitedHealth Group, Inc. ...............................        441,900
   2,300 Watson Pharmaceuticals, Inc. (b)........................        117,731
   1,400 Wellpoint Health Networks, Inc. (b).....................        161,350
                                                                    ------------
                                                                      37,526,072
                                                                    ------------
         ELECTRIC UTILITIES--2.7%
  10,300 AES Corp. (b)...........................................        570,362
   2,500 Allegheny Energy, Inc. .................................        120,469
   3,100 Ameren Corp.............................................        143,569
   7,280 American Electric Power, Inc............................        338,520
   2,700 CMS Energy Corp. .......................................         85,556
   6,100 Calpine Corp. (b).......................................        274,881
   3,611 Cinergy Corp............................................        126,836
   4,800 Consolidated Edison, Inc. ..............................        184,800
   3,300 Constellation Energy Group, Inc.........................        148,706
   3,200 DTE Energy Co...........................................        124,600
   5,350 Dominion Resources, Inc.................................        358,450
   8,327 Duke Energy Co..........................................        709,877
   7,000 Dynegy, Inc.............................................        392,437
   7,300 Edison International, Inc...............................        114,063
   5,000 Entergy Corp............................................        211,562
   7,312 Exelon Corp.............................................        513,376
   4,000 FPL Group, Inc..........................................        287,000
   5,100 FirstEnergy Corp........................................        160,969
   2,700 GPU, Inc................................................         99,394
   3,600 Niagara Mohawk Holdings, Inc. (b).......................         60,075
   8,600 PG & E Corp.............................................        172,000
   3,300 PPL Corp................................................        149,119
   1,900 Pinnacle West Capital Corp. ............................         90,488
   4,500 Progress Energy, Inc. ..................................        221,344
   4,900 Public Service Enterprise Group, Inc. ..................        238,262
   6,548 Reliant Energy, Inc. ...................................        283,610
  14,700 Southern Co. ...........................................        488,775
   5,925 TXU Corp. ..............................................        262,552
   7,630 Xcel Energy, Inc........................................        221,747
                                                                    ------------
                                                                       7,153,399
                                                                    ------------
         ELECTRICAL EQUIPMENT--0.6%
   4,300 American Power Conversion Corp. (b).....................         53,213
   2,100 Cooper Industries, Inc. ................................         96,469

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK STOCK INDEX SERIES

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         ELECTRICAL EQUIPMENT--(CONTINUED)
   1,600 Eaton Corp. ............................................   $    120,300
   9,700 Emerson Electric Co.....................................        764,481
   4,475 Molex, Inc..............................................        158,862
     900 National Service Industries, Inc. ......................         23,119
   1,700 Power-One, Inc..........................................         66,831
   4,200 Rockwell International Corp. ...........................        200,025
   3,300 Symbol Technologies, Inc. ..............................        118,800
   3,900 Thermo Electron Corp. ..................................        116,025
   1,300 Thomas & Betts Corp.....................................         21,044
                                                                    ------------
                                                                       1,739,169
                                                                    ------------
         ELECTRONICS--4.0%
   7,000 Advanced Micro Devices, Inc. (b)........................         96,688
  10,300 Agilent Technologies, Inc. (b)..........................        563,925
  18,400 Applied Materials, Inc. (b).............................        702,650
   6,800 Applied Micro Circuits Corp. ...........................        522,179
  20,000 Corning, Inc. ..........................................      1,056,250
  18,200 Honeywell International, Inc. ..........................        861,087
 152,200 Intel Corp. ............................................      4,604,050
  21,200 JDS Uniphase Corp.......................................        883,775
   4,200 KLA-Tencor Corp. (b)....................................        141,487
   6,400 Maxim Integrated Products, Inc. (b).....................        306,000
   1,100 Millipore Corp..........................................         69,300
   1,100 Perkinelmer, Inc. ......................................        115,500
   3,400 Sanmina Corp. ..........................................        260,525
   3,600 Scientific Atlanta, Inc. (b)............................        117,225
  14,400 Solectron Corp..........................................        488,160
   2,100 Tektronix, Inc..........................................         70,744
                                                                    ------------
                                                                      10,859,545
                                                                    ------------
         FINANCIAL SERVICES--5.1%
  30,200 American Express Co.....................................      1,659,112
   2,430 Bear Stearns Co., Inc. .................................        123,171
   5,900 CIT Group, Inc..........................................        118,738
   4,400 Capital One Financial Corp. ............................        289,575
  31,275 Charles Schwab Corp. ...................................        887,428
   2,600 Countrywide Credit Industries, Inc......................        130,650
  15,800 Federal Home Loan Mortgage Corp. .......................      1,088,225
  22,900 Federal National Mortgage Association...................      1,986,575
   5,400 Franklin Resources, Inc.................................        205,740
   5,100 Hartford Financial Services Group, Inc. ................        360,188
  10,753 Household International, Inc............................        591,415
   5,500 Lehman Brothers Holdings, Inc...........................        371,937
  19,270 MBNA Corp. .............................................        711,786
  18,200 Merrill Lynch & Co., Inc................................      1,241,012
   3,620 Moody's Corp. ..........................................         92,989
  25,498 Morgan Stanley Dean Witter & Co.........................      2,020,716
   6,500 PNC Financial Services Group, Inc.......................        474,906
   6,500 Providian Financial Corp. ..............................        373,750
   3,700 State Street Corp. .....................................        459,577
   5,100 Stilwell Financial, Inc. ...............................        201,131

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         FINANCIAL SERVICES--(CONTINUED)
   2,800 T. Rowe Price & Associates, Inc.........................   $    118,344
   3,500 USA Education, Inc......................................        238,000
                                                                    ------------
                                                                      13,744,965
                                                                    ------------
         FOOD & BEVERAGES--3.8%
  20,600 Anheuser Busch Cos., Inc................................        937,300
  14,228 Archer Daniels Midland Co. .............................        213,420
   1,500 Brown Forman Corp. (Class B)............................         99,750
   9,400 Campbell Soup Co. ......................................        325,475
  56,200 Coca Cola Co............................................      3,424,687
   9,300 Coca Cola Enterprises, Inc. ............................        176,700
  12,100 Conagra, Inc............................................        314,600
     800 Coors Adolph Co. (Class B)..............................         64,250
   6,400 General Mills, Inc......................................        285,200
   7,900 H.J. Heinz Co. .........................................        374,756
   3,100 Hershey Foods Corp. ....................................        199,563
   9,100 Kellogg Co. ............................................        238,875
  32,700 PepsiCo, Inc. ..........................................      1,620,694
   3,000 Quaker Oats Co. ........................................        292,125
  19,700 Sara Lee Corp...........................................        483,881
  12,928 Unilever N.V. (ADR).....................................        813,656
   2,600 William Wrigley Jr. Co. ................................        249,113
                                                                    ------------
                                                                      10,114,045
                                                                    ------------
         GAS & PIPELINE UTILITIES--1.0%
   5,300 El Paso Energy Corp. ...................................        379,612
  16,800 Enron Corp..............................................      1,396,500
   3,000 KeySpan Corp............................................        127,125
   2,600 Kinder Morgan, Inc......................................        135,687
   4,634 NiSource, Inc. .........................................        142,495
   1,000 Nicor, Inc..............................................         43,188
     700 Oneok, Inc. ............................................         33,688
     800 Peoples Energy Corp.....................................         35,800
   4,555 Sempra Energy...........................................        105,904
   9,900 Williams Cos., Inc. ....................................        395,381
                                                                    ------------
                                                                       2,795,380
                                                                    ------------
         HOTELS & RESTAURANTS--0.7%
   2,700 Darden Restaurants, Inc. ...............................         61,762
   2,650 Harrahs Entertainment, Inc. (b).........................         69,894
   8,300 Hilton Hotels Corp......................................         87,150
   5,500 Marriott International, Inc. ...........................        232,375
  29,900 McDonald's Corp.........................................      1,016,600
   4,300 Starbucks Corp. ........................................        190,275
   4,400 Starwood Hotels & Resorts Worldwide, Inc. (Class B).....        155,100
   3,220 Tricon Global Restaurants, Inc. (b).....................        106,260
   2,500 Wendy's International, Inc. ............................         65,625
                                                                    ------------
                                                                       1,985,041
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
   1,900 Black & Decker Corp.....................................   $     74,575
   1,300 Centex Corp. ...........................................         48,831
   3,500 Fortune Brands, Inc.....................................        105,000
   1,100 Kaufman & Broad Home Corp. (b)..........................         37,056
   4,400 Leggett & Platt, Inc. ..................................         83,325
   1,700 Maytag Corp.............................................         54,931
   6,007 Newell Rubbermaid, Inc. ................................        136,659
     900 Pulte Corp. ............................................         37,969
     400 Springs Industries, Inc. ...............................         12,975
   1,300 Tupperware Corp. .......................................         26,569
   1,600 Whirlpool Corp. ........................................         76,300
                                                                    ------------
                                                                         694,190
                                                                    ------------
         HOUSEHOLD PRODUCTS--1.4%
   1,200 Alberto Culver Co. (Class B) (b)........................         51,375
   5,300 Clorox Co. .............................................        188,150
  13,000 Colgate Palmolive Co. ..................................        839,150
   2,300 International Flavours & Fragrances, Inc. ..............         46,719
  29,620 Procter & Gamble Co. ...................................      2,323,319
   6,900 Ralston Purina Co.......................................        180,262
                                                                    ------------
                                                                       3,628,975
                                                                    ------------
         INDUSTRIAL MACHINERY--0.8%
     500 Briggs & Stratton Corp. (b).............................         22,188
   7,800 Caterpillar, Inc........................................        369,037
     900 Cummins Engine, Inc.....................................         34,144
   3,200 Danaher Corp. ..........................................        218,800
   5,300 Deere & Co. ............................................        242,806
   4,500 Dover Corp..............................................        182,531
   3,900 Genuine Parts Co........................................        102,131
   6,800 Illinois Tool Works, Inc. ..............................        405,025
   3,700 Ingersoll-Rand Co. .....................................        154,938
   1,790 Paccar, Inc. ...........................................         88,158
   2,800 Pall Corp. .............................................         59,675
   2,450 Parker Hannifin Corp. ..................................        108,106
   1,900 Stanley Works...........................................         59,256
   1,400 Timken Co. .............................................         21,175
   2,100 W.W. Grainger, Inc. ....................................         76,650
                                                                    ------------
                                                                       2,144,620
                                                                    ------------
         INSURANCE--4.2%
   6,000 AFLAC, Inc. ............................................        433,125
   3,183 Aetna, Inc..............................................        130,702
  16,672 Allstate Corp. .........................................        726,274
   2,400 Ambac Financial Group, Inc. ............................        139,950
   5,698 American General Corp...................................        464,387
  52,523 American International Group, Inc. .....................      5,176,798
   5,700 Aon Corp. ..............................................        195,225
   3,600 CIGNA Corp..............................................        476,280
   4,000 Chubb Corp. ............................................        346,000

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         INSURANCE--(CONTINUED)
   3,600 Cincinnati Financial Corp...............................   $    142,425
   7,307 Conseco, Inc. ..........................................         96,361
   2,337 Jefferson-Pilot Corp. ..................................        174,691
   4,400 Lincoln National Corp. .................................        208,175
   2,200 Loews Corp..............................................        227,837
   2,200 MBIA, Inc. .............................................        163,075
   2,400 MGIC Investment Corp. ..................................        161,850
   6,200 Marsh & McLennan Cos., Inc. ............................        725,400
  17,300 MetLife, Inc. ..........................................        605,500
   1,700 Progressive Corp. ......................................        176,162
   2,900 Safeco Corp. ...........................................         95,338
   5,070 St. Paul Cos., Inc. ....................................        275,364
   2,900 Torchmark, Inc..........................................        111,469
   5,371 UnumProvident Corp. ....................................        144,346
                                                                    ------------
                                                                      11,396,734
                                                                    ------------
         INTERNET--0.7%
  52,400 America Online, Inc. (b)................................      1,823,520
                                                                    ------------
         LEISURE--0.8%
   1,900 Brunswick Corp. ........................................         31,231
  13,400 Carnival Corp. .........................................        412,888
   6,850 Eastman Kodak Co........................................        269,719
   3,775 Hasbro, Inc.............................................         40,109
   9,450 Mattel, Inc.............................................        136,458
   1,000 Polaroid Corp. .........................................          5,813
  47,194 The Walt Disney Co. ....................................      1,365,676
                                                                    ------------
                                                                       2,261,894
                                                                    ------------
         MINING--0.2%
   1,866 Allegheny Technologies, Inc. (b)........................         29,623
     600 Ball Corp...............................................         27,638
   3,400 Freeport-McMoran Copper & Gold, Inc., (Class B) (b).....         29,112
   5,800 Homestake Mining Co.....................................         24,288
   4,100 Inco, Ltd...............................................         68,716
   3,741 Newmont Mining Corp. ...................................         63,831
   1,800 Nucor Corp..............................................         71,437
   1,847 Phelps Dodge Corp.......................................        103,086
   7,300 Placer Dome, Inc. ......................................         70,262
   2,000 Worthington Industries, Inc. ...........................         16,125
                                                                    ------------
                                                                         504,118
                                                                    ------------
         NON-FERROUS METALS--0.2%
   7,600 Alcan Aluminum, Ltd. ...................................        259,825
   9,000 Barrick Gold Corp. .....................................        147,420
                                                                    ------------
                                                                         407,245
                                                                    ------------
         PAPER & FOREST--0.8%
   1,333 Boise Cascade Corp. ....................................         44,822
   5,116 Georgia-Pacific Corp....................................        159,235
  10,845 International Paper Co. ................................        442,612

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         PAPER & FOREST--(CONTINUED)
  12,212 Kimberly-Clark Corp. ...................................   $    863,266
   2,400 Louisiana-Pacific Corp. ................................         24,300
   2,300 Mead Corp...............................................         72,162
     600 Potlatch Corp...........................................         20,138
   1,200 Temple-Inland, Inc......................................         64,350
   2,275 Westvaco Corp. .........................................         66,402
   5,000 Weyerhaeuser Co.........................................        253,750
   2,500 Willamette Industries, Inc. ............................        117,344
                                                                    ------------
                                                                       2,128,381
                                                                    ------------
         PETROLEUM SERVICES--0.3%
   7,400 Baker Hughes, Inc. .....................................        307,562
   3,300 Nabors Industries, Inc. ................................        195,195
   4,703 Transocean Sedco Forex, Inc.............................        216,338
                                                                    ------------
                                                                         719,095
                                                                    ------------
         PUBLISHING--0.2%
   1,400 American Greetings Corp. ...............................         13,213
   2,000 Dow Jones & Co., Inc. ..................................        113,250
   1,700 Harcourt General, Inc. .................................         97,240
   4,400 McGraw-Hill Cos, Inc. ..................................        257,950
   3,700 New York Times Co. .....................................        148,231
                                                                    ------------
                                                                         629,884
                                                                    ------------
         RAILROADS & EQUIPMENT--0.3%
   9,066 Burlington Northern Santa Fe Corp.......................        256,681
   4,900 CSX Corp................................................        127,094
   8,600 Norfolk Southern Corp...................................        114,487
   5,600 Union Pacific Corp. ....................................        284,200
                                                                    ------------
                                                                         782,462
                                                                    ------------
         RETAIL--6.0%
   9,428 Albertson's, Inc........................................        249,842
   2,900 Autozone, Inc. .........................................         82,650
   6,300 Bed Bath & Beyond, Inc. (b).............................        140,962
   4,600 Best Buy Co., Inc. (b)..................................        135,987
   8,900 CVS Corp. ..............................................        533,444
   4,600 Circuit City Stores, Inc................................         52,900
   2,500 Consolidated Stores Corp. (b)...........................         26,563
  10,178 Costco Wholesale Corp. (b)..............................        406,484
   2,100 Dillard's, Inc. ........................................         24,806
   7,390 Dollar General Corp. ...................................        139,486
   4,700 Federated Department Stores, Inc........................        164,500
  52,519 Home Depot, Inc. .......................................      2,399,462
   5,800 J.C. Penney, Inc. ......................................         63,075
  10,900 Kmart Corp. (b).........................................         57,906
   7,500 Kohl's Corp.............................................        457,500
     900 Long's Drug Stores Corp. ...............................         21,713
   8,600 Lowe's Cos., Inc........................................        382,700
   6,700 May Department Stores Co................................        219,425
       1 Neiman Marcus Group (Class B) (b).......................             33
   3,000 Nordstrom, Inc. ........................................         54,563

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         RETAIL--(CONTINUED)
   7,000 Office Depot, Inc. (b)..................................   $     49,875
   4,200 Radioshack Corp. .......................................        179,812
  11,200 Safeway, Inc. (b).......................................        700,000
   7,700 Sears Roebuck & Co......................................        267,575
   3,700 Sherwin-Williams Co.....................................         97,356
  10,150 Staples, Inc. ..........................................        119,897
   2,900 Supervalu, Inc. ........................................         40,238
  15,000 Sysco Corp..............................................        450,000
   6,600 TJX Companies, Inc......................................        183,150
  20,600 Target Corp.............................................        664,350
  19,312 The Gap, Inc............................................        492,456
  18,700 The Kroger Co. (b)......................................        506,069
   9,616 The Limited, Inc........................................        164,073
   3,200 Tiffany & Co. ..........................................        101,200
   4,575 Toys "R" Us, Inc. (b)...................................         76,345
 101,300 Wal-Mart Stores, Inc. ..................................      5,381,562
  22,900 Walgreen Co. ...........................................        957,506
   3,100 Winn-Dixie Stores, Inc. ................................         60,063
                                                                    ------------
                                                                      16,105,528
                                                                    ------------
         SOFTWARE--4.8%
   5,400 Adobe Systems, Inc. ....................................        314,213
   5,500 BMC Software, Inc. (b)..................................         77,000
   6,100 Broadvision, Inc. ......................................         72,056
  13,400 Computer Associates International, Inc. ................        261,300
   3,800 Computer Sciences Corp. (b).............................        228,475
   8,100 Compuware Corp. (b).....................................         50,625
   3,500 Comverse Technology, Inc. ..............................        380,187
   4,600 Intuit, Inc.............................................        181,413
   1,800 Mercury Interactive Corp. (b)...........................        162,450
 119,400 Microsoft Corp. (b).....................................      5,178,975
   7,300 Novell, Inc. (b)........................................         38,097
 127,620 Oracle Corp. (b)........................................      3,708,956
   6,200 Parametric Technology Corp. ............................         83,313
   6,400 Peoplesoft, Inc. .......................................        238,000
   2,700 Sapient Corp. (b).......................................         32,231
   9,464 Siebel Systems, Inc. (b)................................        640,003
   7,000 Unisys Corp.............................................        102,375
   9,105 Veritas Software Corp. (b)..............................        796,687
  12,340 YAHOO!, Inc. (b)........................................        372,321
                                                                    ------------
                                                                      12,918,677
                                                                    ------------
         STEEL--0.0%
   2,020 USX-U.S. Steel Group....................................         36,360
                                                                    ------------
         TECHNOLOGY--0.0%
   6,260 Avaya, Inc. ............................................         64,556
                                                                    ------------
         TELEPHONE--4.5%
  85,082 AT&T Corp. .............................................      1,472,982
  42,500 BellSouth Corp. ........................................      1,739,844
   3,200 Centurytel, Inc. .......................................        114,400

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         TELEPHONE--(CONTINUED)
  19,985 Global Crossing, Ltd. ..................................   $    286,035
  67,800 Nortel Networks Corp.                                         2,173,838
  37,627 Qwest Communications International, Inc. (b)............      1,542,707
  20,000 Sprint Corp. (FON Group)................................        406,250
  21,000 Sprint Corp. (PCS Group) (b)............................        429,187
  61,648 Verizon Communications..................................      3,090,106
  65,155 Worldcom, Inc...........................................        912,170
                                                                    ------------
                                                                      12,167,519
                                                                    ------------
         TOBACCO--0.9%
  51,100 Philip Morris Cos., Inc.................................      2,248,400
   3,600 UST, Inc. ..............................................        101,025
                                                                    ------------
                                                                       2,349,425
                                                                    ------------
         TRUCKING & FREIGHT FORWARDING--0.1%
   6,460 FedEx Corp..............................................        258,142
                                                                    ------------
         Total Common Stocks
          (Identified Cost $175,877,528).........................    265,630,492
                                                                    ------------

SHORT TERM INVESTMENT--1.4%

    FACE
   AMOUNT
            REPURCHASE AGREEMENT--1.4%
 $3,672,000 State Street Corp. Repurchase Aggreement dated
             12/29/00 at 5.250% to be repurchased at $3,674,142
             on 1/2/01, collateralized by U.S. Treasury Bonds
             7.250% due 8/15/22 with a value of $3,748,431.....      3,672,000
                                                                  ------------
            Total Short Term Investment
             (Identified Cost $3,672,000)......................      3,672,000
                                                                  ------------
            Total Investments--100.1%
             (Identified Cost $179,549,528) (a)................    269,302,492

            Other assets less liabilities......................       (313,410)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $268,989,082
                                                                  ============

(a) Federal Tax Information:

  At December 31, 2000 the net unrealized appreciation on investments based on cost of $179,827,315 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $106,860,165
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (17,384,988)
                                                                   ------------
   Net unrealized appreciation...................................  $ 89,475,177
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK STOCK INDEX SERIES

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value....................................           $269,302,492
 Cash....................................................                    508
 Receivable for:
 Fund shares sold........................................                214,935
 Dividends and interest..................................                225,848
 Foreign taxes...........................................                    532
                                                                    ------------
  Total Assets...........................................            269,744,315

LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $ 74,766
 Securities purchased....................................   522,179
 Accrued expenses:
 Management fees.........................................    57,098
 Deferred trustees fees..................................    79,818
 Other expenses..........................................    21,372
                                                           --------
  Total Liabilities......................................                755,233
                                                                    ------------
NET ASSETS...............................................           $268,989,082
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $169,936,036
 Undistributed net investment income.....................              2,374,499
 Accumulated net realized gains (losses).................              6,925,583
 Unrealized appreciation (depreciation) on investments...             89,752,964
                                                                    ------------
NET ASSETS...............................................           $268,989,082
                                                                    ============
 Computation of offering price:
 Net asset value and redemption price per share
  ($268,989,082 divided by 1,282,094 shares of beneficial
  interest)..............................................           $     209.80
                                                                    ============
 Identified cost of investments..........................           $179,549,528
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends..........................................            $  3,132,272(a)
 Interest...........................................                 151,815
                                                                ------------
                                                                   3,284,087
EXPENSES
 Management fees....................................  $691,840
 Trustees fees and expenses.........................     8,686
 Custodian..........................................   111,872
 Audit and tax services.............................    15,286
 Legal..............................................     9,313
 Printing...........................................    56,490
 Insurance..........................................     2,341
 Miscellaneous......................................     7,747
                                                      --------
  Total expenses before reductions..................   903,575
 Expense reductions.................................    (3,873)      899,702
                                                      --------  ------------
NET INVESTMENT INCOME...............................               2,384,385
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...................................               7,074,369
Unrealized appreciation (depreciation) on:
 Investments--net...................................             (35,587,861)
                                                                ------------
Net gain (loss).....................................             (28,513,492)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.........................................            $(26,129,107)
                                                                ============

(a) Net of foreign taxes of $14,983.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
WESTPEAK STOCK INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  2,384,385  $  2,211,404
 Net realized gain (loss)..........................    7,074,369     3,248,314
 Unrealized appreciation (depreciation)............  (35,587,861)   37,018,278
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.  (26,129,107)   42,477,996
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (2,211,406)
 In excess of net investment income................            0       (16,846)
 Net realized gain.................................     (209,198)   (3,918,766)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................     (209,198)   (6,147,018)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................  110,062,559    98,861,454
 Reinvestment of distributions.....................      209,198     6,147,018
 Cost of shares redeemed...........................  (84,695,661)  (57,866,390)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   25,576,096    47,142,082
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (762,209)   83,473,060
NET ASSETS
 Beginning of the year.............................  269,751,291   186,278,231
                                                    ------------  ------------
 End of the year................................... $268,989,082  $269,751,291
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $  2,374,499       ($9,886)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      488,259       465,233
 Issued in reinvestment of distributions...........          913        27,019
 Redeemed..........................................     (375,618)     (272,517)
                                                    ------------  ------------
 Net Change........................................      113,554       219,735
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  2000      1999      1998      1997     1996
                                --------  --------  --------  --------  -------
Net asset value, beginning of
 year........................   $ 230.84  $ 196.33  $ 155.76  $ 119.62  $100.09
                                --------  --------  --------  --------  -------
Income from investment
 operations
 Net investment income.......       1.86      1.94      1.92      1.86     1.91
 Net realized and unrealized
  gain (loss) on investments.     (22.73)    38.00     41.60     36.95    20.58
                                --------  --------  --------  --------  -------
 Total from investment
  operations.................     (20.87)    39.94     43.52     38.81    22.49
                                --------  --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income..........       0.00     (1.94)    (1.91)    (1.86)   (1.93)
 Distributions from net
  realized capital gains.....      (0.17)    (3.48)    (1.04)    (0.67)   (1.03)
 Distributions in excess of
  net realized capital gains.       0.00      0.00      0.00     (0.14)    0.00
 Distributions in excess of
  net investment income......       0.00     (0.01)     0.00      0.00     0.00
                                --------  --------  --------  --------  -------
 Total distributions.........      (0.17)    (5.43)    (2.95)    (2.67)   (2.96)
                                --------  --------  --------  --------  -------
Net asset value, end of year.   $ 209.80  $ 230.84  $ 196.33  $ 155.76  $119.62
                                ========  ========  ========  ========  =======
TOTAL RETURN (%).............       (9.0)     20.4      27.9      32.5     22.5
Ratio of operating expenses
 to average net assets before
 expense reductions (%)......       0.33      0.35      0.37      0.40     0.40
Ratio of operating expenses
 to average net assets after
 expense reductions(%) (a)...       0.33        --        --        --       --
Ratio of net investment
 income to average net assets
 (%).........................       0.86      0.99      1.16      1.41     1.84
Portfolio turnover rate (%)..          5         3         3         3        4
Net assets, end of year (000).. $268,989  $269,751  $186,278  $126,584  $80,764
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement would have been
 (%).........................         --        --        --      0.43     0.50

(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2000


1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986 as amended. The Fund is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, Security First Group Life Insurance Company and other affiliated insurance companies, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate series (each a "Series"), with shares of each Series representing interests in a separate portfolio of assets. Each Series of the Fund other than Harris Oakmark Mid Cap Value is diversified. Harris Oakmark Mid Cap Value is non-diversified.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of each Series. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION

  As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the Back Bay Advisors Money Market Series employs the amortized cost method of security valuation which, the Fund's Board of Trustees (the "Board") has determined, approximates fair market value of the Series. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant adviser or subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value. Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported bid price or at the average of the last reported bid and asked price, according to the valuation policies of the adviser or subadviser. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Series' adviser or subadviser acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by the Series' adviser or subadviser and approved by the Board.

  Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the relevant adviser or subadviser and approved by the Board.

NEW ENGLAND ZENITH FUND

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

    Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Series and the U.S. dollar equivalent of the amounts actually received or paid by each Series. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

C. FORWARD FOREIGN CURRENCY CONTRACTS--Certain Series may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Series' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Series' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Series' Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Series has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Series has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

    All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

E. OPTIONS--Certain Series may use options to hedge against changes in values of securities the Series owns or expects to purchase. Writing puts and buying calls tends to increase the Series' exposure to the underlying instrument and writing calls or buying puts tends to decrease the Series' exposure to the underlying instrument, or hedge other Series investments.

    For options purchased to hedge the Series' investments, the potential risk to the Series is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Series, the maximum loss is not limited to the premium initially received for the option.

    Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

NEW ENGLAND ZENITH FUND

F. REPURCHASE AGREEMENTS--Each Series, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

G. REVERSE REPURCHASE AGREEMENTS--The Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities Series may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. At the time a Series enters into a reverse repurchase agreement, it will establish and maintain a segregated account at the custodian or a subcustodian, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest. At December 31, 2000, there were no open reverse repurchase agreements for the Salomon Brothers Strategic Bond Opportunities Series or Salomon Brothers U.S. Government Series.

H. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

  At December 31, 2000 the following Series had capital loss carryovers expiring as shown below:

                                                           EXPIRING   EXPIRING
                     SERIES                      TOTAL     12/31/08   12/31/07
                     ------                    ---------- ---------- ----------
   Back Bay Advisors Bond Income Series....... $8,963,224 $7,487,270 $1,475,954
   Salomon Brothers Strategic Bond
    Opportunities Series......................  5,575,980        --   5,575,980
   Salomon Brothers U.S. Government Series....    954,070    954,070        --
   Balanced Series............................  8,714,614  8,714,614        --
   Capital Growth Series......................  8,476,147  8,476,147        --
   Harris Oakmark Mid Cap Value Series........  5,012,611     38,479  4,974,132
   MFS Investors Series.......................    148,583        --     148,583
   Westpeak Growth and Income Series.......... 12,631,059 12,631,059        --

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Back Bay Advisors Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

J. EXPENSE REDUCTIONS--Certain portfolio trades were directed to brokers who paid a portion of the Series' expenses. Amounts paid for each Series are shown as Expense Reductions in the Statement of Operations of the respective Series.

NEW ENGLAND ZENITH FUND

K. CHANGE IN ACCOUNTING POLICY--The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for its year beginning January 1, 2001. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the affected Series of the Fund, but, as shown below, will result in a [decrease] to the cost of securities and corresponding increase in net unrealized appreciation based on securities held as of December 31, 2000.

                                                                 NET UNREALIZED
                         SERIES                         COST      APPRECIATION
                         ------                       ---------  --------------
   Back Bay Advisors Bond Income Series.............. $(363,583)    $363,583
   Salomon Brothers Strategic Bond Opportunities
    Series...........................................  (211,408)     211,408
   Salomon Brothers U.S. Government Series...........   (11,423)      11,423
   Back Bay Advisors Managed Series..................   (42,446)      42,446
   Balanced Series...................................  (101,175)     101,175

2. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                    PURCHASES                       SALES
                          ----------------------------- -----------------------------
                          U.S. GOVERNMENT     OTHER     U.S. GOVERNMENT     OTHER
                          --------------- ------------- --------------- -------------
Back Bay Bond Income....   $131,295,006   $ 101,184,072   $94,659,427   $ 143,588,288
Salomon Strategic Bond .    270,885,055      54,501,261   261,558,573      64,750,808
Salomon U.S. Gov't .....    278,628,888              --   266,925,503              --
Back Bay Managed........      9,179,522      86,684,137    11,178,222     111,196,214
Balanced................     34,481,807     180,308,855    30,517,241     204,149,055
Alger Equity............             --   1,168,151,608            --     819,642,714
Capital Growth..........             --   4,996,465,922            --   5,209,393,822
Davis Venture Value.....             --     340,668,114            --     186,896,721
Harris Midcap...........             --     154,935,194            --     153,123,380
Loomis Small Cap........             --     746,272,602            --     603,406,642
MFS Investors...........             --      19,460,786            --       8,350,221
MFS Research............             --      72,983,236            --      23,531,741
Westpeak G&I............             --     551,517,311            --     553,157,952
Westpeak Stock Index ...             --      44,921,948            --      15,586,791

NEW ENGLAND ZENITH FUND

3. New England Investment Management, LLC ("NEIM") acts as adviser to all of the Series except the Capital Growth Series, for which Capital Growth Management Limited Partnership ("CGM") serves as adviser. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                            MANAGEMENT
                            FEES EARNED       ANNUAL
                            BY NEIM FOR     PERCENTAGE                 BASED ON
                          THE YEAR ENDED   RATES PAID TO    SERIES AVERAGE DAILY NET ASSET
         SERIES          DECEMBER 31, 2000    ADVISER                VALUE LEVELS
         ------          ----------------- ------------- -------------------------------------
Back Bay Advisors Money
 Market Series..........    $  774,127         0.35%     Of the first $1 billion
                                               0.30%     Of the next $1 billion
                                               0.25%     Of amounts in excess of $2 billion
Back Bay Advisors Bond
 Income Series..........     1,096,230         0.40%     Of the first $1 billion
                                               0.35%     Of the next $1 billion
                                               0.30%     Of the next $1 billion
                                               0.25%     Of amounts in excess of $3 billion
Salomon Brothers
 Strategic Bond
 Opportunities Series...       603,006         0.65%     Of all assets
Salomon Brothers U.S.
 Government Series......       280,949         0.55%     Of all assets
Back Bay Advisors
 Managed Series.........     1,005,439         0.50%     Of all assets
Balanced Series.........     1,189,435         0.70%     Of all assets
Alger Equity Growth
 Series (a).............     7,643,917         0.75%     Of the first $1 billion of all assets
                                               0.70%     Of amounts in excess of $1 billion
Davis Venture Value
 Series (b).............     6,002,735         0.75%     Of the first $1 billion of all assets
                                               0.70%     Of amounts in excess of $1 billion
Harris Oakmark Mid Cap
 Value Series...........       842,082         0.75%     Of all assets
Loomis Sayles Small Cap
 Series.................     3,933,260         0.90%     Of the first $500 million
                                               0.85%     Of amounts in excess of $500 million
MFS Investors Series....        98,023         0.75%     Of all assets
MFS Research Managers
 Series.................       233,149         0.75%     Of all assets
Westpeak Growth and
 Income Series..........     2,732,798         0.70%     Of the first $200 million
                                               0.65%     Of the next $1.3 billion
                                               0.60%     Of amounts in excess of $1.5 billion
Westpeak Stock Index
 Series.................       691,840         0.25%     Of all assets

(a) Prior to July 1, 2000, the management fee payable by the Alger Equity Growth Series had been at the annual rate of 0.75% of all assets.
(b) Prior to July 1, 2000, the management fee payable by the Davis Venture Value Series had been at the annual rate of 0.75% of all assets.

  The Capital Growth Series pays its adviser, CGM, an advisory fee at an annual rate of 0.70% of the first $200 million of average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. For advisory services rendered during the year ended December 31, 2000, CGM was paid at an average annual rate of 0.62% of the Capital Growth Series' average net assets, totaling $11,474,067.

NEW ENGLAND ZENITH FUND

  SUB-ADVISORY FEES. NEIM has sub-contracted day-to-day portfolio management responsibilities for the Series it advises to each of the following sub-advisers: Back Bay Advisors, L.P. ("Back Bay Advisors") for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series; Salomon Brothers Asset Management, Inc. for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series; Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap and Loomis Sayles Balanced Series through April 30, 2000; and effective May 1, 2000, Wellington Management Company, LLP for the Balanced Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Davis Selected Advisers, L.P. ("Davis") for the Davis Venture Value Series; Goldman Sachs Asset Management ("GSAM") for the Goldman Sachs Midcap Value Series through April 30, 2000, and effective May 1, 2000, Harris Associates, L.P. ("Harris") for the Harris Oakmark Mid Cap Value Series; Massachusetts Financial Services Company for MFS Investors Series and MFS Research Managers Series; and Westpeak Investment Advisors, L.P. ("Westpeak") for the Westpeak Growth and Income and Westpeak Stock Index Series. NEIM, which acts as adviser to each Series except the Capital Growth Series, is an indirect wholly owned subsidiary of NELICO, an indirect wholly owned subsidiary of MetLife. NEIM paid each sub-adviser as shown below for providing sub-advisory services to the Series:

                                             FEES EARNED BY SUB-ADVISERS FOR THE
                  SERIES                        YEAR ENDED DECEMBER 31, 2000
                  ------                     -----------------------------------
Back Bay Advisors Money Market Series......               $ 271,181
Back Bay Advisors Bond Income Series.......                 561,088
Salomon Brothers Strategic Bond
 Opportunities Series......................                 303,309
Salomon Brothers U.S. Government Series....                 114,933
Back Bay Advisors Managed Series...........                 427,176
Loomis Sayles Balanced Series (January 1,
 2000--April 30, 2000).....................                 215,957
Balanced Series (May 1, 2000--December 31,
 2000).....................................                 340,669
Alger Equity Growth Series.................               3,875,263
Davis Venture Value Series.................               3,101,276
Goldman Sachs Midcap Value Series (January
 1, 2000--April 30, 2000)..................                 152,831
Harris Oakmark Mid Cap Value Series (May 1,
 2000--December 31, 2000)..................                 346,102
Loomis Sayles Small Cap Series.............               1,910,615
MFS Investors Series.......................                  52,279
MFS Research Managers Series...............                 124,347
Westpeak Growth and Income Series..........               1,390,135
Westpeak Stock Index Series................                 276,736

  VOLUNTARY EXPENSE AGREEMENT. Pursuant to the voluntary expense agreement relating to Loomis Sayles Small Cap, NEIM bears all the operating expenses (does not include amortization of expenses, brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. NEIM may terminate this expense agreement at any time. The Loomis Sayles Small Cap Series expenses did not exceed the limitation for the year ended December 31, 2000.

  EXPENSE DEFERRAL ARRANGEMENT. Pursuant to an Expense Deferral Arrangement, relating to the, Harris Oakmark Mid Cap Value, Salomon Brothers U.S. Government, MFS Investors and MFS Research Managers Series, NEIM has agreed to pay expenses of each Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of each Series' net assets set forth below, subject to the obligation of each Series to repay NEIM such expenses in future years, if any, when the Series' expenses fall below that percentage. However, no Series is obligated to repay any expenses paid by NEIM more than two years after the end of the fiscal year in which such expenses were incurred (three years for the MFS Investors Series and MFS Research Managers Series).

NEW ENGLAND ZENITH FUND

NEIM may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the year ended December 31, 2000, the maximum expense ratio for each Series after giving effect to the foregoing arrangements and the amounts of expenses deferred for each Series, are as follows:

                                                    EXPENSES DEFERRED IN EXPENSES DEFERRED IN
                           MAXIMUM EXPENSE RATIO      1999 (SUBJECT TO     2000 (SUBJECT TO
                          UNDER CURRENT VOLUNTARY     REPAYMENT UNTIL      REPAYMENT UNTIL
         SERIES          EXPENSE DEFERRAL AGREEMENT  DECEMBER 31, 2001)   DECEMBER 31, 2002)
         ------          -------------------------- -------------------- --------------------
Harris Oakmark Mid Cap
 Value Series...........            0.90%                    None              $ 70,400
MFS Investors Series....            0.90%                 $38,953(a)             87,655(b)
MFS Research Managers
 Series.................            0.90%                  39,708(a)            109,531(b)
Salomon Brothers U.S.
 Government Series......            0.70%                   7,595                 5,975

(a)Subject to repayment until December 31, 2002.

(b)Subject to repayment until December 31, 2003.

For the year ended December 31, 2000 the amount of deferred expense recovered by NEIM from each Series subject to the Expense Deferral Agreement is set forth below:

                                             DEFERRED EXPENSES DEFERRED EXPENSES
                                               RECOVERED BY      RECOVERED BY
                   SERIES                     NEIM FROM 1999    NEIM FROM 1998
                   ------                    ----------------- -----------------
Harris Oakmark Mid Cap Value Series.........       None              None
MFS Investors Series........................       None               N/A
MFS Research Managers Series................       None               N/A
Salomon Brothers U.S. Government Series.....       None              None

4. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, NEIM or their affiliates, other than affiliated registered investment companies. Each other trustee receives a retainer fee at the annual rate of $22,000 and meeting fees of $3,500 for each meeting of the Board of Trustees attended. The chairmen of the Contract Review Committee and the Audit Committee receive an additional annual retainer fee of $6,000 and $4,000, respectively. These fees are allocated to the various Series and the New England Variable Annuity Fund I based upon a formula that takes into account among other factors, the relative net assets of each Series. Each trustee is also a manager of New England Variable Annuity Fund I. A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date. Deferred amounts remain in the Series until distributed in accordance with the plan.

NEW ENGLAND ZENITH FUND

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF NEW ENGLAND ZENITH FUND:

We have audited the accompanying statements of assets and liabilities of New England Zenith Fund (the "Fund") (comprising, respectively, the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Back Bay Advisors Managed Series, Balanced Series, Alger Equity Growth Series, Capital Growth Series, Davis Venture Value Series, Harris Oakmark Mid Cap Value Series, Loomis Sayles Small Cap Series, MFS Investors Series, MFS Research Managers Series, Westpeak Growth and Income Series and Westpeak Stock Index Series)--the "Series" including the portfolio of investments, as of December 31, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting New England Zenith Fund as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2001

NEW ENGLAND ZENITH FUND

SHAREHOLDER MEETING (UNAUDITED)


At a Special Meeting of Shareholders held on October 30, 2000 such shareholders voted for the following proposals:

                                        FOR      AGAINST   ABSTAIN     TOTAL
                                    ----------- --------- --------- -----------
1. That with respect to the
   Capital Growth Series the new
   Advisory Agreement between New
   England Investment Management,
   Inc. ("NEIM") and the Trust is
   hereby approved................    4,210,001    74,724   127,627   4,412,352
2a. That with respect to the Money
    Market Series the new proposed
    Subadvisory Agreement between
    NEIM and Back Bay Advisors,
    L.P. ("Back Bay") is hereby
    approved......................    2,000,485    25,827    34,740   2,061,052
2b. That with respect to the Bond
    Income Series the new proposed
    Subadvisory Agreement between
    NEIM and Back Bay is hereby
    approved......................    2,493,448    41,706    59,194   2,594,347
2c. That with respect to the
    Managed Series the new
    proposed Subadvisory Agreement
    between NEIM and Back Bay is
    hereby approved...............      985,698    18,184    25,462   1,029,344
2d. That with respect to the
    Loomis Sayles Small Cap Series
    the new proposed Subadvisory
    Agreement between NEIM and
    Loomis, Sayles & Company, L.P.
    is hereby approved............    2,083,468    29,096    59,101   2,171,665
2e. That with respect to the
    Harris Oakmark Mid Cap Value
    Series the new proposed
    Subadvisory Agreement between
    NEIM and Harris Associates
    L.P. is hereby approved.......      825,332    15,838    32,886     874,057
2f. That with respect to the
    Westpeak Growth and Income
    Series the new proposed
    Subadvisory Agreement between
    NEIM and Westpeak Investment
    Advisors, L.P. is hereby
    approved......................    2,010,980    36,905    86,870   2,134,755
2g. That with respect to the
    Westpeak Stock Index Series
    the new proposed Subadvisory
    Agreement between NEIM and
    Westpeak Investment Advisors,
    L.P. is hereby approved.......    1,176,796    27,256    37,846   1,241,898
2h. That with respect to the Davis
    Venture Value Series the new
    proposed Subadvisory Agreement
    between NEIM and Davis
    Selected Advisers, L.P. and
    Davis Selected
    Advisers--NY, Inc. is hereby
    approved......................   27,971,386   430,286 1,025,772  29,427,444
3. That with respect to all Series
   the following trustees are
   hereby elected:
 John J. Arena....................  116,738,812         0 3,958,884 120,697,696
 Edward A. Benjamin...............  116,738,812         0 3,958,884 120,697,696
 Mary Ann Brown...................  116,726,742         0 3,970,954 120,697,696
 John W. Flynn....................  116,750,882         0 3,946,815 120,697,697
 Anne M. Goggin...................  116,714,672         0 3,983,024 120,697,696
 Nancy Hawthorne..................  116,738,812         0 3,958,884 120,697,696
 John T. Ludes....................  116,750,882         0 3,946,815 120,697,697
 Dale R. Marshall.................  116,738,812         0 3,970,954 120,709,766
4. That with respect to each
   Series the amendment and
   restatement of the Declaration
   of Trust of the Trust is hereby
   approved.......................  115,073,184 1,713,907 3,910,605 120,697,697

NEW ENGLAND ZENITH FUND

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY

 (1) Lipper Variable Products Money Market Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (2) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Government/Credit Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index has not been adjusted for ongoing management, distributions and operating expenses and sales charges applicable to mutual fund investments.

 (6) Lipper Variable Products A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, on independent mutual fund ranking service.

 (7) Lipper Variable Products Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Products Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Products General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable Products Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Products Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Products International Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable Products Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

NEW ENGLAND ZENITH FUND

(14) Lipper Variable Products Midcap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Products Small Cap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable Products S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable Products U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Russell Midcap Index consists of 800 mid-capitalization stocks having an average market capitalization of $3.7 billion as of December 31, 1998. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(19) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market capitalization of $592 million as of December 31, 1998. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(20) Salomon Brothers High Yield Market Index measurers the performance of cash pay and deferred interest bonds.

(21) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(22) Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.


130